SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                           COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       _________________________________________________________________________

      4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________

      5)    Total fee paid

       _________________________________________________________________________

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:________________________________________________

      2) Form, Schedule or Registration Statement No.:__________________________

      3) Filing Party:__________________________________________________________

      4) Date Filed:____________________________________________________________

                                                              PRELIMINARY COPIES


                           COMMUNITY BANKSHARES, INC.
                               102 Founders Court
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086

Dear Shareholder:

         You are cordially invited to attend the special meeting of shareholders of Community Bankshares, Inc., which will be held at the Carolina Room, 1225 Orangeburg Mall Circle, Orangeburg, South Carolina at ________ p.m., on______________.

         At the special meeting, you will be asked to consider and vote on a proposal to approve a merger agreement that Community Bankshares and Community Resource Bank have entered into with First Citizens Bank and Trust Company, Inc. The merger agreement provides for Community Bankshares and Community Resource Bank to merge with and into First Citizens. If the merger is approved, First Citizens will be the surviving corporation and Community Bankshares and Community Resource Bank will cease to exist, and you will be entitled to receive $21.00 in cash, without interest, for each share of Community Bankshares common stock you own. A proxy statement is enclosed in which a copy of the merger agreement is included. Please carefully read the proxy statement and the merger agreement, as well as the other appendices to the proxy statement, in their entirety.

         After careful consideration of a number of factors that are discussed more fully in the proxy statement, the board of directors of Community Bankshares unanimously determined that the merger is advisable and in the best interests of Community Bankshares and its shareholders, and approved the merger, the merger agreement and the transactions contemplated by the merger agreement. The board of directors recommends that you vote "FOR" approval of the merger agreement and the merger.

         Your vote is very important. Because approval of the merger agreement and the merger requires the affirmative vote of two-thirds of the outstanding shares of Community Bankshares, if you fail to vote, or fail to instruct your broker how to vote if your shares are held in street name, it will have the same effect as a vote against the merger agreement and the merger. If you are a record shareholder and sign, date, and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote "FOR" the merger and the transactions contemplated by the merger agreement and "FOR" the proposal to authorize adjournment.

         Whether or not you plan to attend the special meeting in person, please complete, date, sign and promptly return the enclosed proxy card, or such other document as your broker instructs you to use if your shares are held in "street name," in the accompanying pre-addressed postage-paid envelope. Doing so will not limit your right to attend the special meeting and vote in person if you are a shareholder of record.

         Thank you for your many years of loyal support for our company.

                                 Sincerely,



                                 Samuel L. Erwin
                                 Chief Executive Officer

         The enclosed proxy statement is first being mailed to shareholders on _______________, 2008.

                                                              PRELIMINARY COPIES




                           COMMUNITY BANKSHARES, INC.
                               102 Founders Court
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD _______________, 2008


TO OUR SHAREHOLDERS:

          A Special Meeting of the Shareholders of Community Bankshares, Inc., a South Carolina corporation, will be held at the Carolina Room, 1225 Orangeburg Mall Circle, Orangeburg, South Carolina at ________ p.m., on______________, 2008, for the following purposes:

          (1) Merger. To vote on the Agreement and Plan of Merger, dated June 25, 2008, among Community Bankshares, Inc., Community Resource Bank, N.A., and First Citizens Bank and Trust Company, Inc., which provides for the merger of Community Bankshares, Inc. and Community Resource Bank, N.A. with and into First Citizens Bank and Trust Company, Inc.;

          (2) Adjournment. To consider and vote on a proposal to authorize adjournment of the special meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the Agreement and Plan of Merger; and

          (3) Other Business. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          You are only entitled to notice of and to vote at the Special Meeting or any adjournment thereof if you were a record holder of our common stock at the close of business on _____________, 2008.

          You are cordially invited and urged to attend the Special Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY, OR SUCH OTHER DOCUMENT AS YOUR BROKER INSTRUCTS YOU TO USE IF YOUR SHARES ARE HELD IN "STREET NAME," IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE. If you need assistance in completing your proxy, please call the Company at (803) 535-1060 or (888) 329-1060. If you are the record owner of your shares and attend the special meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked by the record owner of shares at any time before it is exercised by giving notice of revocation to our President, or by returning a properly executed proxy with a later date at or before the meeting. If your shares are held in "street name" by your broker, you must follow the instructions you will receive from your broker to change or revoke your proxy.

          We do not know of any other matters to be presented at the Special Meeting, but if other matters are properly presented, the persons named as proxy agents will vote on such matters in their discretion.

          THE  COMPANY'S   BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  THAT
SHAREHOLDERS VOTE "FOR" THE MERGER PROPOSAL PRESENTED ABOVE AND "FOR" THE PROPOSAL TO AUTHORIZE ADJOURNMENT OF THE MEETING.

                                            By Order of the Board of Directors


                                            William W. Traynham
                                            President

Orangeburg, South Carolina
_____________, 2008

                           COMMUNITY BANKSHARES, INC.

                               102 Founders Court
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                    MERGER PROPOSED - YOUR VOTE IS IMPORTANT

          We are providing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Community Bankshares, Inc. for use at a special meeting of our shareholders, or at any adjournment of the meeting, for the purpose of voting on the merger of Community Bankshares, Inc. and Community Resource Bank, N.A., with and into First Citizens Bank and Trust Company, Inc. The special meeting will be held on _______________, _______________, 2008, at ____ p.m. in the Carolina Room at 1225 Orangeburg Mall Circle, Orangeburg, South Carolina.


          The basic terms of the proposed transaction and cross-references to more detailed discussions of those terms in this proxy statement are as follow:

     o The Boards of Directors of Community Bankshares, Inc., Community Resource Bank, N.A. and First Citizens Bank and Trust Company, Inc. have each approved a transaction that will result in the merger of Community Bankshares, Inc. and Community Resource Bank, N.A. with and into First Citizens Bank and Trust Company, Inc. (Please see "The Merger--General").

     o First Citizens will be the surviving corporation of the merger and Community Bankshares and Community Resource Bank will cease to exist. (Please see "The Merger--General").

     o As a result of the merger, shareholders of Community Bankshares on the effective date will be entitled to receive $21.00 in cash in exchange for each share of Community Bankshares common stock owned. (Please see "The Merger--Merger Consideration").

     o Generally, Community Bankshares stock options and stock appreciation rights will terminate and be cancelled, and holders of such stock options and stock appreciation rights will be paid the merger consideration of $21.00 per share in cash less the exercise price for each stock option or stock appreciation right held. (Please see "The Merger--Conversion of Shares; Treatment of Restricted Stock, Stock Options and SARs; Dividend Reinvestment Plan").

     o Holders of Community Bankshares restricted stock will receive $21.00 per share in cash in exchange for each share of restricted stock held. (Please see "The Merger--Conversion of Shares; Treatment of Restricted Stock, Stock Options and SARs; Dividend Reinvestment Plan").

     o Participants in the Community Bankshares, Inc. Dividend Reinvestment Plan will also receive $21.00 per share in cash in exchange for each share held in their plan accounts. Any cash held in plan accounts that has not yet been invested in Community Bankshares, Inc. common stock will be returned to the participants for whose accounts it is held. (Please see "The Merger-Conversion of Shares; Treatment of Restricted Stock, Stock Options and SARs; Dividend Reinvestment Plan").

     o Based on the number of shares of Community Bankshares, Inc. common stock, stock options, stock appreciation rights and restricted stock outstanding on ______________, 2008, First Citizens will pay total cash consideration of $__________________. (Please see "The Merger--Merger Consideration").

     o Shareholders of Community Bankshares are being asked to approve the merger at a special meeting of shareholders. (Please see "Special Meeting of Shareholders").

     o Community Bankshares, as the sole shareholder of Community Resource Bank, has approved the merger as to the bank, and First Citizens Bancorporation, Inc., as sole shareholder of First Citizens has also approved the merger. (Please see "The Merger--General.)

          We cannot complete the merger unless we obtain approvals from the shareholders of Community Bankshares. Your vote is important. Whether or not you plan to attend the special shareholders' meeting, please take the time to vote by completing and mailing the enclosed proxy card or such other document as your broker instructs you to use if your shares are held in "street name." If you are a record shareholder and you sign, date, and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote "FOR" the merger and the transactions contemplated by the merger agreement and "FOR" the proposal to authorize adjournment. If you do not return your proxy card, or if you do not instruct your broker how to vote any shares held for you in "street name," the effect will be the same as a vote against the merger.

          This proxy  statement  is dated  _______________,  2008,  and we first
began  mailing  it  to  shareholders   of  Community   Bankshares  on  or  about
________________, 2008.


          Throughout this Proxy Statement, we may use terms such as "we", "us", "our" and "our Company" to refer to Community Bankshares, Inc. and its subsidiaries, and terms such as "you" and "your" to refer to Community Bankshares' shareholders.

                                TABLE OF CONTENTS

                                                                                                            Page No.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE MERGER............................................................................1
SUMMARY...........................................................................................................4
CAUTIONARY STATEMENT REGADING FORWARD-LOOKING STATEMENTS..........................................................9
SPECIAL MEETING OF SHAREHOLDERS..................................................................................10
   Meeting Date, Time, Place and Record Date.....................................................................10
   Matters to be Considered at the Special Meeting...............................................................10
   Quorum and Method of Determining Quorum; Adjournment..........................................................10
   Voting........................................................................................................11
   Revocation of Proxy...........................................................................................11
   Actions to be taken by the Proxies............................................................................12
   Methods of Solicitation of Proxies............................................................................12
   Dissenters' Rights............................................................................................12
   Recommendation of the Board of Directors......................................................................12
THE MERGER AND THE MERGER AGREEMENT..............................................................................13
   General...................................................................................................... 13
   Merger Consideration..........................................................................................13
   Background of the Merger......................................................................................13
   Community Bankshares' Reasons for the Merger..................................................................15
   First Citizens' Reasons for the Merger........................................................................16
   Opinion of Community Bankshares' Financial Adviser............................................................17
   Conversion of Shares; Treatment of Restricted Stock, Stock Options, and SARs; Dividend Reinvestment Plan......23
   Delisting and Deregistration of Community Bankshares Common Stock.............................................25
   Effective Time of the Merger..................................................................................25
   Exchange of Certificates......................................................................................25
   Lost Certificates.............................................................................................26
   Termination and Conversion of Options and SARs................................................................27
   Certain Important Federal Income Tax Consequences.............................................................27
   Accounting Treatment..........................................................................................29
   Interests of Employees and Directors of Community Bankshares in the Merger....................................29
   Regulatory Matters............................................................................................30
   Conditions to Consummation....................................................................................34
   Conduct of Business Pending the Merger........................................................................36
   Exclusive Agreement...........................................................................................41
   First Citizens' Agreements Pending Closing....................................................................42
   Mutual Agreements.............................................................................................42
   Amendment and Termination.....................................................................................43
   Expenses......................................................................................................45
AUTHORIZATION TO ADJOURN.........................................................................................45
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................46
BUSINESS OF COMMUNITY BANKSHARES AND COMMUNITY RESOURCE BANK.....................................................47
BUSINESS OF FIRST CITIZENS.......................................................................................49
OTHER BUSINESS...................................................................................................49
SHAREHOLDER PROPOSALS............................................................................................49
WHERE YOU CAN FIND MORE INFORMATION..............................................................................50

APPENDIX A -   AGREEMENT  AND  PLAN  OF  MERGER,  DATED  JUNE  25,  2008,  AMONG
               COMMUNITY  BANKSHARES,  INC.,  COMMUNITY RESOURCE BANK, N.A., AND
               FIRST CITIZENS BANK AND TRUST COMPANY, INC.
APPENDIX B -   OPINIONS OF ALLEN C. EWING & CO., INVESTMENT BANKERS
APPENDIX C -   CONSOLIDATED  FINANCIAL STATEMENTS OF COMMUNITY BANKSHARES,  INC.
               (Pursuant to S.C. Code Section 33-11-103)

APPENDIX D -   UNAUDITED   CONDENSED   CONSOLIDATED   FINANCIAL   STATEMENTS  OF
               COMMUNITY  RESOURCE  BANK,  N.A.  (Pursuant to S. C. Code Section
               33-11-103)
APPENDIX E -   UNAUDITED CONDENSED  CONSOLIDATED  FINANCIAL INFORMATION OF FIRST
               CITIZENS  BANK AND TRUST  COMPANY,  INC.  (Pursuant to S.C.  Code
               Section 33-11-103)

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

         The following questions and answers are provided for your convenience to address briefly some of the questions you may have about the proposed merger and the special meeting of shareholders. You should still carefully read this entire proxy statement and each of the appendices.

Q: What am I being asked to vote on?

A: You are being asked to vote on approval of the merger agreement that Community Bankshares, Inc. and Community Resource Bank, N.A., have entered into with First Citizens Bank and Trust Company, Inc. If the merger agreement is approved, Community Bankshares and Community Resource Bank, N.A., will merge with and into First Citizens, and will cease to exist. You are also being asked to vote to authorize our board of directors or management to adjourn the special meeting to solicit additional proxies if necessary.

Q: Why is Community Bankshares merging with and into First Citizens?

A: Community Bankshares and Community Resource Bank are merging with and into First Citizens for a number of reasons, including, among others, that our shareholders will receive a substantial cash payment in exchange for their Community Bankshares stock, the challenges of remaining independent in the current economic and regulatory environment, and the opinion of our financial adviser that the merger consideration is fair from a financial point of view. Please see "The Merger--Background of the Merger," "--Community Bankshares' Reasons for the Merger."

Q: What will I receive in the merger for my shares of Community Bankshares common stock, and when will I receive it?

A: If the merger is completed, each share of Community Bankshares common stock outstanding on the effective date will be automatically cancelled and converted into the right to receive $21.00 in cash, without interest.

     If you hold your shares in certificated form, after the merger is completed, First Citizens will arrange for a letter of transmittal to be sent to you. The merger consideration will be paid to you after you submit the completed letter of transmittal, properly endorsed stock certificates, and any other required documentation. If you hold your shares in uncertificated form, you will not be required to complete a letter of transmittal. After the merger is effective, the paying agent will pay you the merger consideration automatically without further action by you.

Q: What will I receive in the merger if I hold options to purchase shares of Community Bankshares common stock or if I hold Community Bankshares stock appreciation rights?

A: The merger agreement provides for Community Bankshares to enter into an agreement with each holder of outstanding options to purchase shares of Community Bankshares common stock or stock appreciation rights ("SARs") covering shares of Community Bankshares common stock, and the agreement will provide, immediately prior to effectiveness of the merger, for the options and SARs to terminate and be cancelled, and for Community Bankshares to pay to each such holder the difference between $21.00 per share and the exercise price of each option or SAR, multiplied by the number of shares covered by the options or the SARs, without interest. Such payments are to be made regardless of whether the options or SARs have vested.

Q: What will I receive in the merger if I hold Community Bankshares restricted stock?

A: The merger agreement provides for Community Bankshares to enter into an agreement with each holder of Community Bankshares restricted stock that provides, immediately upon effectiveness of the merger, for each outstanding share of restricted stock to be terminated and cancelled and converted into the right to receive $21.00 per share, without interest, regardless of whether the restricted shares have vested.

Q: What will happen to shares held for my account in the Community Bankshares Dividend Reinvestment Plan?

A: The Community Bankshares Dividend Reinvestment Plan will be terminated. Upon effectiveness of the merger, each share of Community Bankshares common stock held in the plan will be automatically cancelled and converted into the right to receive $21.00 in cash, without interest, which the plan administrator will distribute to participants following effectiveness of the merger. Any cash remaining in the plan that has not yet been invested in shares of Community Bankshares common stock will also be returned to the participants for whose accounts it is held.

Q: Will I owe taxes as a result of the merger?

A: Your receipt of cash for your Community Bankshares stock as a result of the merger will be a fully taxable transaction for United States federal income tax purposes. Assuming you held your stock as a capital asset, you will generally recognize capital gain or loss in an amount equal to the difference between the merger consideration you receive and your adjusted tax basis in the common stock surrendered in the merger. Please see the section entitled "The Merger - Certain Important Federal Income Tax Consequences." You should consult with your own tax adviser about the tax consequences of the merger in light of your individual circumstances, including the application of any federal, state, local, foreign, or estate tax law.

Q: Does the Community Bankshares board of directors recommend a vote in favor of the merger?

A: Yes. After careful consideration, the board of directors of Community Bankshares unanimously determined that the merger is advisable and in the best interests of Community Bankshares and its shareholders, approved the merger and the merger agreement and the transactions contemplated in the agreement, and recommended that the merger agreement be submitted to shareholders for approval. The Board of Directors of Community Bankshares recommends that you vote "FOR" the merger. Please see the section entitled "The Merger--Background of the Merger," "--Community Bankshares' Reasons for the Merger."

Q: What vote of Community Bankshares shares is required to approve the merger?

A: For the merger to be approved, two-thirds of the outstanding shares of Community Bankshares common stock must be voted in favor of the merger.

Q: Who is entitled to vote at the special meeting?

A: Holders of record of Community Bankshares common stock on _____________, 2008, the record date, are entitled to vote at the special meeting.

Q: What should I do now?

A: After you have carefully read this proxy statement and the appendices, please indicate on the enclosed proxy card, or such other document as your broker instructs you to use if your shares are held in "street name," how you want to vote, and sign and mail it in the enclosed envelope as soon as possible so that your shares will be represented at the meeting.

Q: What happens if I was a shareholder of record on the record date and I sign and send in a proxy card, but do not indicate how I want to vote?

A: If you were a shareholder of record on the record date and you sign and send in a proxy card, but do not indicate how you want to vote, your proxy will be voted in favor of the proposal to approve and adopt the merger agreement.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares on the proposal to approve and adopt the merger agreement only if you provide instructions on how to vote. You should instruct your broker how to vote your shares following the directions your broker provides. If you do not provide instructions to your broker, your shares will not be voted on the merger proposal, which will have the same effect as a vote against the merger.

Q: Why is my vote important?

A: Because the merger agreement must be approved by the affirmative vote of two-thirds of the outstanding shares entitled to vote at the Community
Bankshares special meeting, if you fail to vote on the merger, or fail to instruct your broker how to vote if your shares are held in street name, it will have the same effect as a vote against the merger.

Q: Can I change my vote after I have submitted my proxy?

A: Yes. If you are a record shareholder, there are three ways you can change your vote. First, you may send a written notice to our President, or such other person to whom you submitted your proxy, stating that you would like to revoke your proxy. Second, you may complete and submit a later dated proxy with new voting instructions. The latest proxy actually received by Community Bankshares prior to the shareholders' meeting will be your vote. Any earlier proxies will be revoked. Third, you may attend the shareholders' meeting and vote in person. Any earlier proxies will be revoked. Simply attending the meeting without voting, however, will not revoke your proxy. If you have instructed a broker or other nominee to vote your shares, you must follow the directions you will receive from your broker or other nominee to change or revoke your proxy.

Q: Do I have the right to dissent and obtain the fair value for my shares?

A: No. South Carolina law does not provide dissenters' rights with respect to the merger because the shares of Community Bankshares common stock are listed on the American Stock Exchange. South Carolina corporate law does not provide dissenters' rights to shareholders of corporations that have shares listed on a national exchange.

Q: Should I send in my stock certificates now?

A: No. You should not send in your stock certificates at this time. If the merger is completed, First Citizens will make arrangements for written instructions to be sent to all Community Bankshares shareholders explaining how to exchange Community Bankshares stock for the merger consideration.

Q: Whom should I call with questions about the merger?

A: Please call the President of Community  Bankshares,  William W. Traynham,  at
(803) 535-1060.

                                     SUMMARY

        This summary highlights material information from this proxy statement. To better understand the merger and its potential impact on you, we urge you to read this entire document carefully, including the appendices and enclosures. Each item in this summary includes a beginning page reference directing you to a more complete discussion of the item.

The Companies (page 49 for First Citizens and page 47 for Community Bankshares)

                           Community Bankshares, Inc.
                               102 Founders Court
                        Orangeburg, South Carolina 29118
                                 (803) 535-1060

        Community Bankshares, Inc. is a South Carolina corporation registered as a bank holding company with the Board of Governors of the Federal Reserve. Community Bankshares engages in a general banking business through its wholly owned subsidiary, Community Resource Bank, a national banking association, which commenced operations in 1987. Community Resource Bank operates from two offices in Orangeburg, South Carolina, two offices in Sumter, South Carolina, two offices in Florence, South Carolina, and four offices in the Midlands area of South Carolina. In addition to the bank, Community Bankshares has one other subsidiary, Community Resource Mortgage, Inc. Community Resource Bank has one subsidiary, Community Resource Financial Services, Inc., which engages in sales of securities and insurance products. As of June 30, 2008, Community Resource Bank had approximately $583.3 million in total assets.

                   First Citizens Bank and Trust Company, Inc.
                                1230 Main Street
                         Columbia, South Carolina 29201
                                 (803) 771-8700

         First Citizens Bank and Trust Company, Inc. is a South Carolina chartered bank that offers a complete array of commercial and retail banking services through its 170 banking offices located throughout South Carolina and in Georgia. In addition to the types of banking services offered by Community Resource Bank, First Citizens offers wealth management and trust and retirement services, as well as brokerage and investment services which are provided by an affiliate, First Citizens Securities Corporation. First Citizens is a wholly owned subsidiary of First Citizens Bancorporation, Inc., a South Carolina corporation registered as a bank holding company with the Board of Governors of the Federal Reserve. As of June 30, 2008, First Citizens had approximately $6.2 billion in total assets and, ranked by deposits at June 30, 2007, it was the fifth largest of 107 FDIC insured institutions with offices in South Carolina.

Special Meeting of Shareholders

         Date, Time and Place (page 10)

         The special meeting of Community Bankshares shareholders to vote on the merger will be held on ___________, _____________, 2008 at ____p.m. in the
Carolina Room at 1225 Orangeburg Mall Circle, Orangeburg, South Carolina.

         Matters to be Considered at the Special Meeting (page 10)

         At the special meeting, you will be asked to consider and vote on a proposal to approve the merger agreement that Community Bankshares and Community Resource Bank have entered into with First Citizens. You will also be asked to consider and vote on a proposal to authorize adjournment of the special meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the merger agreement. Finally, you may also be asked to consider any other matters that may properly come before the meeting, including any procedural matters in connection with the special meeting.

         Record Date and Voting (page 10)

         If you owned shares of Community Bankshares common stock at the close of business on ______________, 2008, you will be entitled to vote on the merger and any other matters that properly come before the special meeting of shareholders. If your shares are held in "street name" with a broker or other nominee, you will need to instruct your broker or other nominee how to vote by following the procedures given to you by your broker or other nominee. On the record date, there were _____________ shares of Community Bankshares common stock outstanding. You will have one vote at the meeting for each share of our common stock you owned on the record date. The affirmative vote of the holders of two-thirds of our outstanding shares of common stock is required to approve the merger agreement. As of ______________, our directors and executive officers owned approximately ___% of our common stock.

         Voting by Proxy by Shareholders of Record (page 11)

         If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record, you can also attend the special meeting and vote in person.

         Voting by Shareholders Whose Shares are held in "Street Name" (page 11)

         If you hold your shares in street name with a broker or other nominee, you should follow the procedures provided by your broker or nominee. If you hold your shares in street name, you may attend the special meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

         Revocation of Proxy by Shareholders of Record (page 11)

         If you are a record shareholder and execute and deliver a proxy, you have the right to revoke it at any time before it is voted by:

          o delivering to William W. Traynham, President, Community Bankshares, Inc., at 102 Founders Court, Orangeburg, South Carolina 29115, or by mailing to Mr. Traynham at P.O. Box 2086, Orangeburg, South Carolina 29116-2086, an instrument which by its terms revokes the proxy;

          o delivering to Mr. Traynham at the street address above a duly executed proxy bearing a later date; or

          o    attending the special meeting and voting in person.

         Written notice of your revocation of a proxy or delivery of a later dated proxy will be effective when we receive it. Your attendance at the special meeting will not in itself constitute revocation of a proxy.

         Revocation of Proxy by Shareholders Whose Shares are held in "Street Name" (page 12)

         If you hold your shares in street name with a broker or other nominee, you may change or revoke your proxy instructions only by submitting new voting instructions to the broker or other nominee in accordance with the procedures provided to you by your broker or other nominee.

         Community   Bankshares'  Board  of  Directors  Recommends   Shareholder
Approval (page 12)

         Community Bankshares' board of directors believes that the merger is in the best interests of Community Bankshares and its shareholders and unanimously recommends that the shareholders vote "FOR" approval of the merger agreement.

The Merger (page 13)

         Under the terms of the merger agreement, Community Bankshares and Community Resource Bank will merge with and into First Citizens, and First Citizens will be the surviving corporation of the merger. First Citizens will continue its existence under South Carolina law, while both Community Bankshares and Community Resource Bank will cease to exist. The merger agreement is attached as Appendix A and is incorporated into this proxy statement by reference. We encourage you to read the merger agreement carefully, as it is the legal document that governs the merger.

What Community Bankshares Shareholders will Receive in the Merger (page 13)

         If the merger is completed, shareholders of Community Bankshares on the effective date will be entitled to receive $21.00 in cash, without interest, in exchange for each share of Community Bankshares common stock owned.

         Effects  of  the  Merger  on  Community   Bankshares   Options,   Stock
Appreciation Rights and Restricted Stock (page 23)

         The merger agreement provides for Community Bankshares to enter into an agreement with each holder of outstanding options to purchase shares of Community Bankshares common stock or stock appreciation rights ("SARs") covering shares of Community Bankshares common stock, and the agreement is to provide, immediately prior to effectiveness of the merger, for Community Bankshares to pay to each such holder the difference between $21.00 per share and the exercise price of each option or SAR, multiplied by the number of shares covered by the options or the SARs. The merger agreement further provides for Community Bankshares to enter into an agreement with each holder of restricted shares that provides for each outstanding share of restricted stock to be converted into the right to receive $21.00 per share in cash upon effectiveness of the merger. Such payments are to be made regardless of whether the options, SARs or restricted shares have vested.

         Effects of the Merger on the Community Bankshares Dividend Reinvestment Plan (page 25)

         The merger agreement provides for termination of the Community Bankshares Dividend Reinvestment Plan, and for payment to each participant of the merger consideration of $21.00 per share in exchange for each share of Community Bankshares stock held in the participant's account on the effective date. Any cash remaining in the plan that has not yet been invested in shares of Community Bankshares common stock will be returned to the participants for whose accounts it is held.

Reasons for the Merger (page 15)

         We are proposing to merge Community Bankshares and Community Resource Bank for a variety of reasons, including, among others:

          o Our belief that the amount and nature of consideration offered to our shareholders is attractive, and our financial adviser's opinion that the consideration our shareholders will receive is fair from a financial point of view;

          o The merger offers our shareholders the opportunity to convert a relatively illiquid investment into cash;

          o Our analysis of the difficulty of remaining independent and the risks of current market conditions versus the substantial and immediate benefits of a cash transaction;

          o    First Citizens' ability to pay the proposed merger consideration;
               and

          o The difficulty of identifying other attractive potential merger partners willing and able to enter into a more favorable transaction.

Regulatory Approvals (page 30)

         Completion of the merger requires approvals from the South Carolina State Board of Financial Institutions and the Federal Deposit Insurance Corporation, both of which have already been obtained.

Interests of Directors and Executive Officers of Community Bankshares that differ from your Interests (page 29)

         When considering whether to approve the merger agreement, you should be aware that some directors and officers of Community Bankshares have interests in the merger that differ from the interests of other Community Bankshares' shareholders, including the following:

          o Several executive officers of Community Bankshares who currently have employment agreements that provide for payments to them following a merger if their employment is terminated will be terminated and receive payments under such agreements;

          o Executive officers and directors of Community Bankshares will be entitled to cash payments equal to the difference between $21.00 per share and the exercise price for each option and SAR they hold, and $21.00 per share for each share of restricted stock they hold (all other employees who hold options, SARs or restricted stock will also be entitled to these payments); and

          o Following the merger, First Citizens will generally indemnify and provide liability insurance to the present directors and officers of Community Bankshares, subject to certain exceptions.

         Each board member was aware of these and other interests and considered them before approving and adopting the merger agreement.

Federal Income Tax Consequences (page 27)

         You will be taxed on all of the cash consideration you receive in the merger. Tax matters are complicated, and the tax consequences of the merger may vary among our shareholders. We urge you to contact your own tax adviser to fully understand the tax implications of the merger to you.

Termination of the Merger Agreement and Termination Fee (page 43)

         Notwithstanding the approval of the merger by Community Bankshares' shareholders, First Citizens and Community Bankshares can mutually agree at any time to terminate the merger agreement before completing the merger.

         Either Community Bankshares or First Citizens can also terminate the merger agreement under a number of other circumstances, including among others:

          o    if the merger is not approved by our shareholders;

          o if the other party violates or fails to fully perform any of its obligations or covenants under the merger agreement and fails to cure the violation and the violation has, or is likely to have, a material adverse effect on the violating party;

          o if there is a material adverse change in the financial condition or results of operations of the other party or in the ability of the other party to complete the merger;

          o if any of the other party's representations or warranties are or may become, false or misleading in any material respect, and it results, or could result, in a material adverse effect, and the other party fails to remedy the condition; or

          o if we do not complete the merger by March 31, 2009, or such later date as we mutually agree upon.

         Community Bankshares can also terminate the merger agreement if we receive an acquisition proposal from a third party that is superior to First Citizens' proposal and if we receive legal advice that our board would be in breach of its fiduciary duties if the board did not accept the superior proposal; provided, however, First Citizens would then have the opportunity to match the superior proposal in order to proceed with the merger.

         Community Bankshares must pay First Citizens a termination fee of $1,000,000 under the following circumstances:

          o    if we terminate the agreement  because of a superior proposal and
               enter  into  an  acquisition   agreement  with  respect  to  that
               proposal; or

          o if any of the events discussed under the caption "Amendment and Termination" beginning on page 41 occurs, and if at any time after the date of the merger agreement and before the date 12 months after the date of such termination by First Citizens,

               o we or Community Resource Bank have executed, entered into or otherwise become bound by an acquisition agreement with respect to a superior proposal,

               o either our board or Community Resource Bank's board has accepted, approved, endorsed, recommended or otherwise taken or agreed to any action in furtherance of, any acquisition proposal, or

               o any filing has been made with the SEC in connection with an acquisition proposal.

         First Citizens also has the right to terminate the merger agreement if it identifies certain types of material defects with respect to our real property, or if the costs of correcting certain material defects with respect to our real property would exceed $500,000 in the aggregate.

No Solicitation of Other Acquisition Proposals (page 41)

         Community Bankshares has agreed that it will not solicit or encourage other acquisition proposals, or respond to unsolicited acquisition proposals, unless it reasonably believes that failure to do so would cause our directors to violate their duties or obligations to us and our shareholders. If we intend to respond to an unsolicited proposal that is superior to First Citizens' proposal, we must first give First Citizens the opportunity to match the proposal. If the conditions described under the caption "Amendment and Termination" beginning on page 41 are met, and we accept another proposal, we will be required to pay First Citizens a termination fee of $1,000,000.

Dissenters' Rights (page 12)

         You will not be entitled to exercise dissenters' rights. South Carolina law does not provide dissenters' rights with respect to the merger because the shares of Community Bankshares common stock are listed on the American Stock Exchange. South Carolina corporate law does not provide dissenters' rights to shareholders of corporations that have shares listed on national exchanges.

            CAUTIONARY STATEMENT REGADING FORWARD-LOOKING STATEMENTS

         This proxy statement, including information included or incorporated by reference in this document, contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may relate to the financial condition, results of operations, plans, objectives, future performance, and business of each of First Citizens and Community Bankshares, as well as certain information relating to the merger. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Actual results may differ materially from those anticipated in any forward-looking statements, as they will depend on many factors about which we are unsure, including many factors that are beyond our control. The words "may," "would," "could," "should," "will," "expect,"
"anticipate," "predict," "project," "potential," "believe," "continue," "contemplate," "seek," "assume," "believe," "intend," "plan," "forecast," "goal," and "estimate," as well as similar expressions, are meant to identify such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the following:

          o    approval of the merger by Community Bankshares' shareholders;

          o    satisfaction of other conditions to the merger;

          o the effect of announcement of the merger on Community Bankshares' customer relationships, operating results and business generally, including its ability to retain key employees;

          o our prospects for success if we had not entered into the merger agreement;

          o adverse effects of being required to pay the termination fee if required upon a termination of the merger agreement;

          o    unavailability of a more favorable transaction; and

          o other risks detailed in Community Bankshares' current filings with the Securities and Exchange Commission, including its most recent filings on Forms 10-Q and 10-K (please see "Where You Can Find More Information" on page 50).

         We have based our forward-looking statements on our current expectations about future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee you that these expectations actually will be achieved. We do not intend to do any, and assume no responsibility for, updating or revising any forward-looking statements.

                         SPECIAL MEETING OF SHAREHOLDERS


Meeting Date, Time, Place and Record Date


         The special meeting of shareholders of Community Bankshares will be held on ____________, __________, 2008, at ____p.m. local time in the Carolina
Room at 1225 Orangeburg Mall Circle, Orangeburg, South Carolina. Only Community Bankshares shareholders of record on _____________, 2008, will be entitled to notice of and to vote at the special meeting.


Matters to be Considered at the Special Meeting


         At the special meeting, Community Bankshares' shareholders will be asked to approve the Agreement and Plan of Merger, dated June 25, 2008, among Community Bankshares, Community Resource Bank and First Citizens. The merger agreement provides for the merger of Community Bankshares and Community Resource Bank with and into First Citizens, and the conversion of each outstanding share of Community Bankshares common stock into the right to receive $21.00 per share, without interest. First Citizens will be the surviving company of the merger and Community Bankshares and Community Resource Bank will cease to exist. You will also be asked to consider a proposal to authorize the board of directors to adjourn the special meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the merger agreement. You may also be asked to consider any other business that properly comes before the special meeting, including procedural matters.


         The Community Bankshares board of directors is soliciting proxies to be used at the special meeting, and each copy of this proxy statement mailed to our shareholders is accompanied by a proxy form for use in connection with the special meeting. If your shares are held with a broker or other nominee in "street name," you should follow the broker's or other nominee's instructions to indicate how you wish to vote, rather than completing the proxy form.


Quorum and Method of Determining Quorum; Adjournment

         Our only outstanding voting security is our no par value common stock, each share of which entitles the record holder to one vote on each matter that comes before the special meeting. At the close of business on the record date ( ___________, 2008), we had issued and outstanding ______________ shares of common stock, which were held of record by approximately ____________ persons. You are only entitled to notice of and to vote on matters that come before the special meeting if you were our shareholder of record at the close of business on the record date. Although shares of our common stock may be transferred subsequent to the record date, all votes must be cast in the names of holders of record on the record date.

         The presence in person or by proxy of the holders of one-third of the outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. A quorum must be present in order for the vote on the merger agreement to occur. If a share is represented for any purpose at the special meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Against" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included, together with the proxies marked "For," in determining the number of votes present or represented at the special meeting for purposes of determining a quorum.

         If a quorum is not present or represented at the special meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the new time and place at which the special meeting will be reconvened are announced at the special meeting before the adjournment, no further notice of the reconvened meeting is required to be given unless the adjournment is for more than 120 days. Our directors, officers and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone or other electronic means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The persons named as agents in the accompanying form of proxy intend to use their discretionary authority to vote in favor of adjournment of the special meeting if a quorum is not present or represented at the special meeting. Please see also "Authorization to Adjourn."

Vote Required and Method of Counting Votes

         Approval of the merger agreement requires the affirmative vote of two-thirds of all shares of Community Bankshares common stock entitled to vote at the special meeting. Approval of any other matters that may properly come before the special meeting, including the proposal to authorize adjournment, requires that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal.

         Only shares affirmatively voted for approval of the merger agreement, including proxies properly executed by shareholders of record that do not contain voting instructions, will be counted in favor of the proposal. A record shareholder's failure to execute and return a proxy card or otherwise to vote at the special meeting will have the same effect as a vote "AGAINST" the merger agreement. If a record shareholder abstains from voting, the abstention will also have the effect of a vote "AGAINST" the merger agreement. Additionally, failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or bank that holds such shares of record will have the same effect as a vote "AGAINST" the merger agreement.

         Accordingly, our board of directors urges you to complete, date, and sign the accompanying proxy form, or such other document as your broker or other nominee instructs you to use if your shares are held in "street name," and return it promptly in the enclosed, postage-paid envelope.


Voting by Record Shareholders

         If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record and sign, date, and return your proxy card without indicating how you want to vote, your proxy will be voted "FOR" approval of the merger agreement and "FOR" approval of the proposal to authorize adjournment. If you are a shareholder of record, you can also attend the special meeting and vote in person.

Voting by Shareholders whose Shares are held in "Street Name"

         If you hold your shares in street name with a broker or other nominee, you can direct your vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the special meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

         Brokers or banks will not have the authority to vote shares they hold for you in street name on the merger agreement unless you give them specific instructions on how to vote following the directions they have provided to you with this proxy statement. Although valid proxies submitted by brokers or banks that hold shares in street name as record owners and as to which no vote is marked (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the special meeting for purposes of determining a quorum, the shares will not be voted on the merger agreement, and will have the same effect as votes "AGAINST" the merger agreement.


Revocation of Proxy by Record Shareholder

         If you are a record shareholder and execute and deliver a proxy, you have the right to revoke it at any time before it is voted by:

          o delivering to William W. Traynham, President, Community Bankshares, Inc., at 102 Founders Court, Orangeburg, South Carolina 29115, or by mailing to Mr. Traynham at P.O. Box 2086, Orangeburg, South Carolina 29116-2086, an instrument which by its terms revokes the proxy;

          o delivering to Mr. Traynham at the street address above a duly executed proxy bearing a later date; or

          o    attending the special meeting and voting in person.

         Written notice of your revocation of a proxy or delivery of a later dated proxy will be effective when we receive it. Your attendance at the special meeting will not in itself constitute revocation of a proxy.

Revocation of Proxy by Shareholders whose Shares are held in "Street Name"

         If you hold your shares in street name with a broker or other nominee, you may change or revoke your proxy instructions by submitting new voting instructions to the broker or other nominee in accordance with the procedures provided by such broker or nominee.


Actions to be taken by the Persons Named as Agents in the Form of Proxy

         Our board of directors selected the persons named as agents in the accompanying form of proxy solicited on behalf of the board of directors. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. In each case where you have appropriately specified how the proxy is to be voted, it will be voted in accordance with your specifications. If you are a shareholder of record and you return a properly executed proxy card that does not contain voting instructions, the proxy agents will vote your shares "FOR" approval of the merger agreement and "FOR" the proposal to authorize adjournment. Our Board of Directors is not aware of any other matters that may be presented for action at the special meeting of shareholders, but if other matters do properly come before the meeting, the persons named as agents in the form of proxy intend to vote on such matters in accordance with their best judgment.


Methods of Solicitation of Proxies

         We may solicit proxies in person or by mail, telephone or other electronic means through our directors, officers and regular employees, none of whom will be specially compensated for doing so. We will also ask banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of our common stock held of record by such persons, and we will reimburse the reasonable forwarding expenses. We will pay all of the costs of solicitation of proxies. We do not currently plan to use the services of a proxy solicitation firm, but may decide to do so at a later time if we determine that doing so would be prudent.

         No person is authorized to give any information or to make any representation not contained in this proxy statement and, if given or made, such information or representation should not be relied upon as having been authorized by Community Bankshares, First Citizens, or any other person. The delivery of this proxy statement does not, under any circumstances, create any implication that there has been no change in the business or affairs of Community Bankshares or First Citizens since the date of the proxy statement.

Dissenters' Rights

         You will not be entitled to exercise dissenters' rights. South Carolina law does not provide dissenters' rights with respect to the merger because the shares of Community Bankshares common stock are listed on the American Stock Exchange. South Carolina corporate law does not provide dissenters' rights to shareholders of corporations that have shares listed on national exchanges.

Recommendation of the Board of Directors

         Our board of directors has determined that the merger agreement and the transactions contemplated by it are in the best interests of Community
Bankshares and our shareholders. The members of our board of directors unanimously recommend that you vote at the special meeting "FOR" these proposals.

         In the course of reaching its decision to approve the merger agreement and the transactions contemplated in the merger agreement, our board of directors, among other things, consulted with its legal advisers, Haynsworth Sinkler Boyd, P.A., regarding the legal terms of the merger agreement, and with its financial advisers, Allen C. Ewing & Co., as to the fairness, from a financial point of view, of the consideration to be received by the holders of Community Bankshares common stock in the merger. For a discussion of the factors considered by our board of directors in reaching its conclusion, see "The Merger--Background of the Merger" and "--Community Bankshares' Reasons for the Merger."

         Our shareholders should note that our directors and executive officers have certain interests in, and may derive benefits as a result of, the merger that are in addition to their interests as shareholders. See "The Merger--Interests of Employees and Directors of Community Bankshares in the Merger."

                       THE MERGER AND THE MERGER AGREEMENT

         The summary descriptions of the terms and conditions of the merger, the merger agreement, and any related documents in this proxy statement are qualified in their entirety by reference to the copy of the merger agreement attached as Appendix A to this proxy statement and the opinion of Allen C. Ewing & Co., our financial adviser, attached as Appendix B to this proxy statement.

General

         The merger agreement provides that if all of the conditions set forth in the merger agreement are satisfied or waived, Community Bankshares and Community Resource Bank will merge with and into First Citizens, with First Citizens remaining in existence as the surviving corporation of the merger. Community Resource Mortgage and Community Resource Financial Services will become wholly owned subsidiaries of First Citizens.

         As discussed above, Community Bankshares' shareholders are being asked to vote to approve the merger at the special meeting of shareholders. Community Bankshares, as sole shareholder of Community Resource Bank, has already approved the merger, and First Citizens Bancorporation, Inc., as sole shareholder of First Citizens, has also already approved the merger.

Merger Consideration

         The merger agreement provides that each share of Community Bankshares common stock outstanding on the effective date will be automatically cancelled and converted into the right to receive $21.00 in cash, without interest. Based on the number of shares of Community Bankshares common stock, including shares held in participant accounts in the Community Bankshares Dividend Reinvestment Plan and restricted stock, outstanding on ____________, 2008, First Citizens will pay total cash consideration of approximately $_________.

Background of the Merger

         During the past several years, our management has been approached from time to time by other bankers who have expressed an interest in "getting together" or "combining forces" with us at some point in the future. Likewise, from time to time our shareholders have suggested that they would like for us to take action that would provide them the opportunity to receive a premium for their shares. During that same period, we found ourselves dealing with a number of issues, including: asset quality problems; an inefficient corporate structure; the need either to decrease overhead substantially or to grow significantly in order to more effectively make use of existing overhead; increasing compliance burdens and costs; increasing competition; and a slowing economic environment.

         Management, therefore, began to explore and evaluate the possibility of combining with another institution of similar size in an effort to obtain better economies of scale. In theory, such a combination could produce a larger entity that would be more efficient and competitive, and which would, in turn, achieve a better stock price than either institution alone would be likely to achieve. The exploration went as far as some preliminary discussions with more than one other institution. Although the discussions indicated that other institutions had similar interests, our board of directors ultimately concluded that such a transaction in a form that would be favorable to our shareholders was not presently feasible. However, it did become apparent to the board of directors that a number of our shareholders had a strong interest in determining whether an acceptable merger premium to acquire us could be obtained from another company. Accordingly, the board of directors decided to retain Allen C. Ewing & Co., ("Ewing"), which had previously assisted the board with strategic planning, to determine whether a desirable transaction might be available.

         In the early fall of 2007, Ewing identified approximately 15 other institutions that, based on information available to Ewing, might be expected to have an interest in acquiring us, that our Board would be likely to consider an acceptable affiliation partner, and that appeared to be capable of entering into a transaction favorable to our shareholders. After discussing the possibilities with our board of directors, Ewing contacted 13 of the institutions to determine their level of interest and to solicit non-binding indications of interest. Most of those institutions indicated that they were not interested, but five of the institutions requested, and were provided, evaluation materials about us. Two of the five institutions, including First Citizens, submitted non-binding indications of interest near the end of October. Of the two proposals, our board of directors determined that only the First Citizens proposal was likely to result in an acceptable proposal after negotiation because it was an all cash proposal, whereas the other proposal involved only the prospective acquirer's stock at a time when financial institution stocks were generally declining in market price. During November of 2007, First Citizens conducted due diligence investigations and negotiated with us regarding the terms of a possible transaction. The parties were not successful in negotiating a mutually agreeable price and, based on the substantial differences in their positions, negotiations were terminated in the first week of December, 2007. Upon termination of the negotiations, our board decided that we would focus on meeting the challenges of the economy and our marketplace as an independent institution and directed management to focus its attention accordingly.

         On May 14, 2008, First Citizens contacted Ewing and advised Ewing that First Citizens had reviewed our performance in the fourth quarter of 2007 and the first quarter of 2008, and that First Citizens would be interested in resuming negotiations if we were amenable. Ewing advised First Citizens that it would contact us, but that Ewing believed First Citizens should be prepared to propose its best price. Ewing then contacted our chief executive officer who, after consultation with the chairman of our board of directors, advised Ewing that, if First Citizens presented a written proposal, it would be taken to our board of directors.

         On May 16, 2008, First Citizens presented Ewing with a non-binding letter of intent to acquire us for a price of $21.00 per share in cash, contingent upon satisfactory conclusion of follow-up due diligence. Ewing forwarded the letter to our chief executive officer, and, on May 18, 2008, our chief executive officer advised all of the members of our board of directors individually about the proposal, with the exception of one director who was out of the country. On May 19, 2008, our chief executive officer met with the chief executive officer of First Citizens to discuss the proposal and various personnel matters in connection with the proposal. At a meeting of the board of directors on May 20, 2008, our chief executive officer outlined the First Citizens proposal, and, after discussion, the board authorized management to pursue the proposed transaction, to permit First Citizens to conduct further due diligence, and to negotiate a definitive merger agreement with First Citizens for consideration by our board of directors.

         On May 27, 2008, our executive officers, our attorneys, and Ewing met with executive officers of First Citizens and its attorney. At the meeting, the parties discussed the general terms and conditions of the proposed transaction, due diligence plans, possible timing of the transaction, and the current business and financial conditions of Community Bankshares and Community Resource Bank. Immediately following this meeting, our chief executive officer met with the chief executive officer of First Citizens to discuss personnel matters. First Citizens performed due diligence between late May and early June 2008. During early June 2008, management and legal counsel negotiated the proposed terms of the merger agreement.

         The full board of directors of Community Bankshares met on June 23, 2008 with its financial adviser and counsel present to review the proposed transaction with First Citizens and the merger agreement. Ewing explained the process it had undertaken to enable it to give its fairness opinion to the board and stated that, subject to the assumptions and qualifications appearing in the opinion, in its opinion the proposed transaction was fair from a financial perspective to our shareholders. Ewing also reported that it had reviewed the companies that had expressed an interest in Community Bankshares in 2007 and that, due to the decline in the market value of their stocks and other factors, it believed that it would be highly unlikely that a transaction with one of them would be available on better terms than the First Citizens' proposal. A draft of a substantially complete definitive merger agreement with First Citizens was distributed to all of our directors, and counsel described and explained the provisions of the agreement. The board of directors asked questions and discussed the merits and risks of the proposed transaction. The meeting was adjourned to give directors an opportunity to read the merger agreement and consider the proposed transaction.

         The board of directors of Community Bankshares met again via telephone conference call on June 24, 2008, together with the board of directors of Community Resource Bank. (The Board of Directors of Community Bankshares, Inc. and Community Resource Bank are the same except that the president of the bank is on the Community Resource Bank board, but is not on the Community Bankshares board.) Ewing and Community Bankshares' counsel were also on the call. After questions and discussion, the boards of directors of Community Bankshares and Community Resource Bank each voted unanimously to approve the transaction and authorize the execution and delivery of the definitive merger agreement with First Citizens. The Board of First Citizens met on June 25, 2008 and also unanimously approved the merger agreement.

Community Bankshares' Reasons for the Merger

         In reaching its determination that the merger and the merger agreement and plan of merger are fair to, and in the best interests of, Community Bankshares and our shareholders and Community Resource Bank, our board of directors consulted with its advisers and counsel, as well as with our management, and considered a number of factors, including, without limitation, the following:

          o Reviews of our current business, operations, earnings, financial condition, and current and future market conditions as well as reasonable expectations of future performance and operations;

          o The terms of the transactions proposed by the companies that had previously submitted proposals, including both the amount and nature of the consideration proposed to be paid in comparison to one another as well as to other similar transactions occurring in the recent past within South Carolina;

          o The belief of our board of directors that the terms of the merger agreement are attractive in that the merger agreement allows our shareholders to receive a substantial cash payment in exchange for all of their shares;

          o The difficulty of remaining independent in our markets and the risks of continuing to operate under current market conditions versus the benefits of a substantial cash transaction;

          o The alternatives to merger, including remaining an independent institution;

          o    The   competitive   and  regulatory   environment  for  financial
               institutions generally;

          o The impact of the proposed merger on our employees and the communities we serve;

          o    First Citizens' ability to pay the proposed merger consideration;

          o The belief of our board of directors, based upon analysis of the anticipated financial effects of the merger, that upon consummation  of  the  merger,  First  Citizens  would  remain  a well-capitalized institution, the financial position of which would be in excess of all applicable regulatory capital requirements;

          o The difficulty of identifying other potential merger partners with both the ability and willingness to enter into a clearly more favorable transaction; and

          o Our financial adviser's opinion that the consideration our shareholders will receive as a result of the merger is fair from a financial point of view.

         In the course of its considerations as to the advisability of the merger, our board was also aware of a variety of potential risks and other countervailing factors, including:

          o The fact that our shareholders will not participate in any future growth potential of First Citizens as the surviving entity of the merger;

          o The possibility that the merger might not be completed and the effect of the public announcement of the merger on our management's attention, relationships with customers, and retention of key employees;

          o The restrictions the merger agreement imposes on our ability to solicit competing bids and the fact that we might be required to pay a $1,000,000 termination fee;

          o The fact that gains from a cash transaction would be fully taxable to our shareholders for U.S. federal income tax purposes; and

          o That, although we expect the merger to be completed, there can be no assurance that all conditions to the parties' obligations to complete the merger will be satisfied, and as a result, it is possible that the merger may not be completed, even if approved by our shareholders. (Please see "The Merger - Conditions to Consummation.")

         The foregoing discussion of factors considered by our board of directors is not intended to be exhaustive, but sets forth the principal factors considered by our board.

         After evaluating the foregoing factors and other factors the directors deemed appropriate, and consulting with legal counsel and financial advisers, the board of directors, all of whom were present at the meetings to consider and vote upon such matters, unanimously determined that the merger is fair to, and in the best interests of Community Bankshares and our shareholders, and approved the merger, the merger agreement, and the other transactions contemplated by the merger agreement. The board of directors did not assign any specific or relative weight to the foregoing factors in its considerations, but rather made its recommendation based on the totality of the information presented.

         The Community Bankshares Board of Directors recommends you vote "FOR" the merger agreement.

First Citizens' Reasons for the Merger

          First Citizens has advised us that its board of directors determined that the merger and the merger agreement are fair to, and in the best interests of, First Citizens and to its sole shareholder, First Citizens Bancorporation, Inc., and its shareholders. The material factors considered by First Citizens' board in deciding to proceed with merger negotiations and to approve the merger agreement are described below.

          o A combination of First Citizens and Community Resource Bank will create a stronger and more effective competitor in their markets and better serve their combined customer base.

          o Community Resource Bank has stable customer relationships and a strong branch network that would be complementary to First Citizens' business;

          o First Citizens' and Community Resource Bank's banking markets are complementary in terms of loan demand, demographic profile, geography and business composition, and First Citizens' management believes it would be able to further leverage Community Resource Bank's existing customer base, branch network and reputation.

          Additional factors considered by First Citizens' board of directors in determining to approve the merger agreement and merger included the board's review with its management of the provisions of the merger agreement and its assessment of whether the consideration proposed to be paid to Community Bankshares' shareholders was fair to First Citizens and to its sole shareholder, First Citizens Bancorporation, Inc., and its shareholders, from a financial point of view.

      While First Citizens' board of directors considered the above and other factors individually, the board did not collectively assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. The board collectively made its determination with respect to the merger agreement and merger based on the unanimous conclusion reached by its members, in light of the factors that each of them considered appropriate, that the merger agreement and merger were in the best interests of First Citizens and to its sole shareholder and its shareholders.

Opinion of Community Bankshares' Financial Adviser

          By letter dated September 7, 2007, Community Bankshares retained Ewing to act as its financial adviser in connection with a possible sale or merger transaction involving Community Bankshares. Ewing is a nationally recognized investment banking firm with a significant focus on financial institutions headquartered in the Southeast. In the ordinary course of its investment banking activities, Ewing is regularly engaged in the valuation of financial institutions and their securities in connection with mergers, acquisitions and divestitures and with other corporate transactions.

          Ewing acted as our exclusive financial adviser in connection with the proposed merger with First Citizens and participated in certain of the negotiations leading to the execution of the merger agreement. At the June 23, 2008 meeting of the board of directors of Community Bankshares, Ewing presented its financial analysis of the proposed merger and verbally opined that, as of that date, the terms of the merger were fair, from a financial point of view, to the shareholders of Community Bankshares. On June 25, 2008 (the day on which the merger agreement was executed), Ewing delivered its written opinion that, as of that date, the terms of the merger were fair, from a financial point of view, to the shareholders of Community Bankshares.

         In connection with this proxy statement, Ewing has confirmed its opinion dated June 25, 2008 by delivering to the Community Bankshares board its updated opinion that, as of September __, 2008, and subject to the considerations set forth in the opinion, the terms of the proposed merger were fair from a financial point of view to Community Bankshares' shareholders. In rendering its updated opinion, Ewing confirmed the appropriateness of its reliance on the analyses used to render its earlier opinion by reviewing the assumptions upon which such analyses were based, performing procedures to update certain of the analyses and reviewing other factors considered in connection therewith.

         The full texts of Ewing's June 25, 2008 and September ___, 2008 opinions are attached as Appendix B to this proxy statement. The opinions outline the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Ewing in rendering its opinion. The descriptions of the opinions set forth below are qualified in their entirety by reference to the opinions. We urge Community Bankshares shareholders to read the entire opinions carefully in connection with their consideration of the proposed merger.

         Ewing's opinions are directed to the Community Bankshares board of directors and relate only to the fairness of the terms of the merger, including the consideration to be received by Community Bankshares shareholders, from a financial point of view. Ewing's opinions do not address any other aspect of the proposed merger and are not recommendations to any Community Bankshares shareholder as to how such shareholder should vote at the meeting of Community Bankshares shareholders.

Information and Material Considered with Respect to the Merger

         In arriving at its June 25, 2008 and September __, 2008 opinions, Ewing, among other things:

          o reviewed the merger agreement, including the representation by First Citizens that it has sufficient cash reserves with which to finance the proposed merger;

          o reviewed certain publicly available financial statements and other historical financial and operating information of Community Bankshares that Ewing deemed relevant;

          o    reviewed  and  discussed   with  Community   Bankshares'   senior
               management the internally prepared financial projections of Community Bankshares for the year ending December 31, 2008;

          o held discussions with members of Community Bankshares' senior management regarding the business, financial condition, results of operations and prospects of Community Bankshares;

          o reviewed and analyzed financial and market information relating to other publicly traded commercial banking companies considered by Ewing to be reasonably similar to Community Bankshares;

          o reviewed and analyzed the pricing ratios and other financial terms of recent business combinations in the commercial banking industry considered by Ewing to be reasonably similar to those contemplated by the merger agreement;

          o reviewed certain publicly available information with respect to historical market prices and trading activity of Community Bankshares' common stock;

          o considered the current financial market environment in general and the commercial banking sector environment in particular; and

          o conducted other financial and market studies, analyses and inquiries, and considered other information that Ewing deemed relevant.

         In performing its reviews and analyses and in rendering its opinions, Ewing assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it, and further relied on the assurances of members of senior management of Community Bankshares that they were not aware of any facts or circumstances that would make such information inaccurate or misleading.

         With respect to the financial projections of Community Bankshares provided to or discussed with it, Ewing has assumed, without independent verification or investigation, that such projections were reasonably prepared on a basis reflecting the best currently available information, estimates and judgments of Community Bankshares' senior management as to the future financial performance of Community Bankshares.

         In arriving at its opinions, Ewing did not conduct a physical inspection of the properties and facilities of Community Bankshares, and did not make nor obtain any evaluations or appraisals of the assets or liabilities (including, without limitation, any potential environmental liabilities), contingent or otherwise, of Community Bankshares, nor did it examine any individual credit files.

         The Ewing opinions are necessarily based upon market, economic and other conditions as they existed and could be evaluated, and the information made available to Ewing, as of the dates of its opinions. The financial markets in general and the market for the common stock of Community Bankshares, in particular, are subject to volatility, and Ewing's opinions did not address potential developments in the financial markets or the market for the common stock of Community Bankshares after the date of its opinions. Ewing's opinions did not address the relative merits of the merger as compared to any alternative business strategies that might exist for Community Bankshares, nor did it address the effect of any other business combination in which Community Bankshares might engage. For purposes of its opinions, Ewing assumed that the proposed merger would be consummated substantially in accordance with the terms of the merger agreement.

         Subsequent developments may affect Ewing's opinions; and Ewing does not have any obligation to update, revise or reaffirm its opinions after the date of this proxy statement.

         In preparing its opinions, Ewing performed a variety of financial and comparative analyses, a summary of which are described below. The summary is not a complete description of the analyses underlying Ewing's opinions. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Accordingly, Ewing believes that its analyses must be considered as an integrated whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and Ewing's opinions.

         In performing its analyses, Ewing made numerous assumptions with respect to Community Bankshares, First Citizens, industry performance and general business, economic, market and financial conditions, many of which are beyond the control of Community Bankshares and First Citizens. The estimates contained in these analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

         Ewing's opinions and analyses were only one of many factors considered by the Community Bankshares board of directors in its evaluation of the proposed merger, and should not be viewed as determinative of the views of the Community Bankshares board of directors or management of Community Bankshares with respect to the proposed merger or the consideration to be received by Community
Bankshares' shareholders in the proposed merger. The per share merger consideration in the proposed merger was determined on the basis of negotiations between Community Bankshares and First Citizens. Community Bankshares' decision to enter into the proposed merger was made solely by the Community Bankshares board of directors.

         The following is a summary of the material financial and comparative analyses presented to the Community Bankshares board of directors by Ewing on June 23, 2008, in connection with its written opinion dated June 25, 2008.

Summary of Proposal

         Ewing reviewed the financial terms of the proposed transaction. Based upon a cash payment of $21.00 for each outstanding share of Community Bankshares' common stock and a cash payment equal to $21.00 minus the exercise price for each outstanding option to purchase Community Bankshares' common stock and for each outstanding stock appreciation right, Ewing calculated the total transaction value to be approximately $96,356,080. Based upon financial information for Community Bankshares as of or for the latest twelve months ("LTM") ended March 31, 2008, Ewing calculated the following transaction ratios:

                                 Transaction Ratios
--------------------------------------------------------------------------------
Transaction value/LTM Earnings ended 3/31/08                            36.12x
Transaction value/3/31/08 Book value                                     1.77x
Transaction value/3/31/08 Tangible book value                            2.02x
Transaction value as a percentage of 3/31/08 Deposits                   20.24%

         Ewing noted that the price of $21.00 to be paid for the outstanding shares of Community Bankshares' common stock represented a 91.78% premium to the stock's closing price of $10.95 on June 23, 2008 (the day before the Community Bankshares board approved the merger agreement) and a 94.44% premium to the stock's closing price of $10.80 on June 24, 2008 (the day before the merger agreement was executed by Community Bankshares).

Analysis of Selected Publicly-Traded Comparable Companies

         Ewing reviewed and compared publicly available financial data, market information and trading multiples for Community Bankshares and a group of financial institutions (the "CBI Peer Group") selected by Ewing. The CBI Peer Group consisted of the following 25 publicly-traded bank holding companies headquartered in the Southeast that were closest in size to Community Bankshares as measured by total assets as of March 31, 2008:

                                       CBI Peer Group
--------------------------------------------------------------------------------
1st Financial Services Corporation            Hampton Roads Bankshares, Inc.
Access National Corporation                   Monarch Financial Holdings, Inc.
Alliance Bankshares Corporation               Mountain National Bancshares, Inc.
American Community Bancshares, Inc.           New Century Bancorp, Inc.
Bank of the Carolinas Corporation             North State Bancorp
Beach First National Bancshares, Inc.         Peoples Bancorporation, Inc.
Carolina Bank Holdings, Inc.                  Premier Financial Bancorp, Inc.
Eagle Financial Services, Inc.                Southcoast Financial Corporation
First Bancshares, Inc.                        SouthCrest Financial Group, Inc.
First Community Corporation                   Tidelands Bancshares, Inc.
First National Corporation                    Valley Financial Corporation
First Reliance Bancshares, Inc.               Waccamaw Bankshares, Inc.
Habersham Bancorp

         The analysis compared publicly available financial and market trading information for Community Bankshares and for each bank holding company in the CBI Peer Group as of and for the latest twelve months ended March 31, 2008, with pricing data as of June 19, 2008. The table below sets forth the data for Community Bankshares and the average and median data for the CBI Peer Group.



                             CBI Peer Group Analysis
--------------------------------------------------------------------------------
                                            CBI        Peer Group     Peer Group
                                                         Average        Median
                                         --------       ---------      ---------
Total assets (in thousands)              $584,613       $567,841        $564,489
Total deposits (in thousands)            $467,065       $442,941        $437,699
Price/LTM earnings                         19.6x          14.1x           13.5x
Price/Book value                            0.95x          1.05x           0.91x
Price/Tangible Book value                   1.08x          1.12x           1.08x
Return on average assets - LTM              0.46%          0.70%           0.69%
Return on average equity - LTM              4.91%          7.99%           8.43%
Dividend yield                              4.16%          1.50%           0.98%
Net interest margin - LTM                   3.86%          3.65%           3.68%
Equity/Assets                               9.29%          8.69%           8.42%
Loans/Deposits                             95.04%         96.83%          98.76%
Efficiency ratio - LTM                     74.79%         72.16%          69.52%
Nonperforming assets/Total assets           1.34%          1.09%           0.71%
Loan loss reserve/Gross loans               1.25%          1.21%           1.10%

          Source: SNL Financial

         Ewing then applied the average and median price multiples from the table above to Community Bankshares' earnings per share, book value per share and tangible book value per share as of and for the latest twelve months ended March 31, 2008. This analysis yielded a range of implied values per share of Community Bankshares' common stock of between $8.09 and $12.85.

         In preparing its September __, 2008 opinion, Ewing updated the Peer Group Analysis by using available financial and market trading information as of and for the latest twelve months ended June 30, 2008, with pricing data as of September __, 2008. This updated analysis yielded a range of implied values per share of Community Bankshares' common stock of between $_____ and $_____.

         Ewing noted that none of the companies in the CBI Peer Group was identical to Community Bankshares. Consequently, the analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the peer group companies and other factors that would affect their market values.

Analysis of Selected Merger and Acquisition Transactions

         Ewing reviewed and analyzed the financial terms, to the extent publicly available, of 29 completed or pending merger or acquisition transactions involving the following banks and bank holding companies with total target assets of $400 million to $1 billion announced between January 1, 2007 and June 20, 2008:


Buyer Name                                Target Name
----------------------------------------- --------------------------------------
Whitney Holding Corporation               Parish National Corporation
Northstar Financial Group, Inc.           Capitol Bancorp Ltd. (1)
Valley National Bancorp                   Greater Community Bancorp
Eastern Bank Corporation                  MASSBANK Corp.
MutualFirst Financial, Inc.               MFB Corp.
S&T Bancorp, Inc.                         IBT Bancorp, Inc.
Eagle Bancorp, Inc.                       Fidelity & Trust Financial Corporation
Independent Bank Corp.                    Slade's Ferry Bancorp
First Interstate BancSystem, Inc.         First Western Banks
First Niagara Financial Group, Inc.       Great Lakes Bancorp, Inc.
Camden National Corporation               Union Bankshares Company
Colonial BancGroup, Inc.                  Citrus & Chemical Bancorporation, Inc.
Anchor BanCorp Wisconsin, Inc.            S&C Banco, Inc.
Olney Bancshares of Texas, Inc.           Union Bank, N.A.
Chittenden Corporation                    Community Bank & Trust Company
BancTrust Financial Group, Inc.           Peoples BancTrust Company, Inc.
Harleysville National Corporation         East Penn Financial Corporation
New York Community Bancorp, Inc.          Synergy Financial Group, Inc.
East West Bancorp, Inc.                   Desert Community Bank
Midwest Banc Holdings, Inc.               Northwest Suburban Bancorp, Inc.
Ridgewood Savings Bank                    City & Suburban Financial Corporation
1st Source Corporation                    Fina Bancorp, Incorporated
Marshall & Ilsley Corporation             Excel Bank Corporation
Renasant Corporation                      Capital Bancorp, Inc.
United Community Banks, Inc.              Gwinnett Commercial Group, Inc.
United Bankshares, Inc.                   Premier Community Bankshares, Inc.
Greene County Bancshares, Inc.            Civitas BankGroup, Inc.
Chittenden Corporation                    Merrill Merchants Bancshares, Inc.
Umpqua Holdings Corporation               North Bay Bancorp

(1)  Four subsidiary banks of Capitol Bancorp being sold as a group.

             For the selected transactions, Ewing analyzed, among other things, total transaction price as a multiple of latest twelve months earnings and as a percentage of book value, tangible book value and total deposits and tangible book premium to core deposits. All multiples and percentages for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. The following table sets forth the average and median multiples and percentages indicated by this analysis:

                                  Comparable Transactions Analysis
-----------------------------------------------------------------------------------------------------
                                                    Average Multiple/%         Median Multiple/%
                                                    ------------------         -----------------
Transaction Price/LTM Earnings                            22.23x                     20.69x
Transaction Price/Book Value                               2.39x                     2.55x
Transaction Price/Tangible Book Value                      2.51x                     2.65x
Transaction Price/Total deposits                          25.99%                     24.84%
Tangible book premium/Core deposits                       20.09%                     20.65%

       Source: SNL Financial

         Ewing then applied the average and median multiples and percentages resulting from the analysis above to Community Bankshares' earnings, book value, tangible book value, total deposits and core deposits as of and for the latest twelve months ended March 31, 2008. This analysis yielded a range of implied values per share of Community Bankshares' common stock of between $12.40 and $31.12.

         In preparing its September __, 2008 opinion, Ewing updated the comparable transactions analysis through September __, 2008. This updated analysis yielded a range of implied values per share of Community Bankshares' common stock of between $____ and $____.

         Ewing noted that no transaction considered in the analysis of selected merger and acquisition transactions is identical to the proposed merger. All multiples and percentages for the selected transactions were based on public information available at the time of announcement of such transaction, without taking into account differing market and other conditions during the periods in which the selected transactions occurred.

Declining Transaction Multiples

         Ewing grouped the 29 selected transactions by announcement date in six-month intervals as follows: January through June 2007; July through December 2007 and January through June 2008. Ewing observed that each of the average transaction ratios over the entire period has declined as shown in the table below. Ewing believes that the decline in pricing ratios coincides with, and is reflective of, the deterioration in bank valuations related to the credit problems which have plagued the industry since early 2007.

                                           Transaction Ratios
-------------------------------------------------------------------------------------------------------------
                                                               CBI       1/08-6/08    7/07-12/07    1/07-6/07
                                                             ------      ---------    ----------    ---------
Transaction value/LTM Earnings ended 3/31/08                 36.12x       18.64x       22.48x        23.08x
Transaction value/3/31/08 Book value                          1.77x        1.81x        2.23x         2.66x
Transaction value/3/31/08 Tangible book value                 2.02x        1.98x        2.31x         2.77x
Transaction value/3/31/08 Total deposits                     20.24%       20.53%       25.67%        27.86%
Tangible book premium/Core deposits                          13.54%       11.50%       16.84%        24.68%


    Source: SNL Financial

         With particular regard to transactions announced during the most recent interval period from January through June 2008, Ewing noted the Community Bankshares transaction ratios relating to book value, tangible book value, total deposits and core deposits were closely in line with the average ratios of such transactions, while the Community Bankshares ratio of transaction value/LTM earnings were considerably higher than the average.

Discounted Cash Dividend and Terminal Value Analysis

         Ewing performed a discounted cash dividend and terminal value analysis in order to estimate the present value of Community Bankshares' equity. Ewing's analysis was based upon projections provided by Community Bankshares' management for the year ending December 31, 2008 and Ewing's assumption, with the concurrence of Community Bankshares' management, of an annual earnings growth rate of 10% for the years from 2009 through 2012. Ewing also assumed, with the concurrence of Community Bankshares' management, that Community Bankshares' current annual cash dividend of $0.48 per share would continue to be paid in each of the years from 2008 through 2012. To approximate a weighted average terminal value of Community Bankshares as of December 31, 2012, Ewing applied a price/earnings multiple of 21.36x to the 2012 projected earnings (with a weighting of 75%) and applied a price/book value multiple of 2.36x to Community Bankshares' projected book value as of December 31, 2012 (with a weighting of 25%). These multiples represent the average price/earnings and price/book value multiples relating to acquisitions involving banks with assets of $400 million to $1 billion either announced or consummated for the period beginning January 1, 1999 and ending June 24, 2008. The stream of dividend income, together with the weighted average terminal value, was then discounted to present values using discount rates ranging from 12.04% to 14.04%, chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Community Bankshares common stock. This analysis yielded an imputed range of values per share of Community Bankshares common stock of $13.26 to $14.42.

         Ewing noted that the discounted dividend and terminal value analysis is a widely used valuation methodology, but that the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

Stock Trading History

         Ewing reviewed the reported daily closing prices and daily trading volumes of Community Bankshares' common stock for a one-year trading period beginning June 25, 2007 and ending June 24, 2008. The table below sets forth selected data relating to closing prices and trading volume of Community Bankshares' common stock for the aforementioned period.

                Selected Trading Data Relating to CBI's Common Stock
--------------------------------------------------------------------------------
     Period of Time               Closing Price             Average Daily Volume
     --------------               -------------             --------------------
                          High        Low        Average
                          ----        ---        -------
  6/25/07 - 6/24/08      $15.20      $10.80      $13.03        2,631 shares

         In view of the fact that Community Bankshares' shareholders will receive only cash in connection with the merger, Ewing did not deem to be relevant certain other valuation analyses such as contribution analysis, pro forma merger analysis and financial impact analysis, which analyses are more commonly performed in cases where the consideration paid to the target's shareholders includes securities of the acquiring entity.

Fees of Financial Adviser

         Community Bankshares has either paid or has agreed to pay Ewing the following fees in connection with its engagement: (i) a retainer fee of $25,000 upon execution of Ewing's advisory agreement with Community Bankshares; (ii) a fairness opinion fee of $150,000 for Ewing's delivery of its final opinion, payable at the closing of the merger or otherwise upon the termination of Ewing's engagement and (iii) a transaction fee equal to 1% of the aggregate merger consideration paid to the shareholders of Community Bankshares contingent upon the consummation of the merger. Community Bankshares has also agreed to reimburse certain of Ewing's reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Ewing and its officers, directors, employees, affiliates, agents, counsel and other advisers against certain expenses and liabilities, including liabilities under securities laws.

Conversion of Shares; Treatment of Restricted Stock, Stock Options, and SARs; Dividend Reinvestment Plan

         Conversion of Shares. At the effective time of the merger, each outstanding share of Community Bankshares common stock you own will cease to exist and will be automatically converted into the right to receive $21.00 in cash, without interest. No further transfers of Community Bankshares common stock will be permitted after the effective time, and you will have no further rights as a Community Bankshares shareholder, except the right to receive the cash payment of $21.00 per share.

         Stock Options, SARs and Restricted Stock. The merger agreement provides that, not less than 30 days before the closing of the merger, our board of directors will take such action as is necessary or appropriate under the Community Bankshares, Inc. 2007 Equity Plan and the Community Bankshares, Inc. 1997 Stock Option Plan to terminate each stock option or SAR that remains outstanding and unexercised immediately prior to the effective time of the merger and to convert the rights of the holders of those stock options and SARs into the right to receive cash as described below.

         The merger agreement requires us to enter into a written equity award release agreement, in form reasonably satisfactory to First Citizens, with each holder of a then outstanding stock option, SAR, or restricted stock award granted under our 2007 Equity Plan, 1997 Stock Option Plan or otherwise. The equity award release agreement is required to provide that:

     o Immediately prior to the effective time of the merger, each then outstanding Community Bankshares stock option held by that holder will terminate automatically and be cancelled, and, whether or not any such option was vested, we will pay to that holder cash in an amount (if any) equal to

          o $21.00, minus the exercise price of that option as provided in the written option award agreement, multiplied by

          o the number of shares of Community Bankshares common stock covered by the option;

     o Immediately prior to the effective time of the merger, each then outstanding Community Bankshares SAR held by that holder will terminate automatically and be cancelled, and, whether or not any such SAR was vested, we will pay to that holder cash in an amount (if any) equal to

          o $21.00, minus the exercise price of that SAR as provided in the written SAR award agreement, multiplied by

          o the number of shares of Community Bankshares common stock covered by the SAR;

     o Each then outstanding restricted stock award will terminate and be cancelled at the effective time of the merger, and, whether or not any such restricted stock award was vested, the shares of Community Bankshares common stock covered by the restricted stock award will be converted into the right to receive from First Citizens $21.00 in cash, without interest, in exchange for each of those shares on the same basis as all of our other shareholders;

     o In the case of any other type of outstanding stock-based award granted under our 2007 Equity Plan or otherwise, provisions comparable to those described above to effect a termination of any such other awards at the effective time in return for a cash payment from us, whether or not such other award was vested, in an amount and form reasonably satisfactory to First Citizens;

     o The award holder understands and agrees that no assurances or representations are being made to him or her by us or First Citizens with respect to the tax treatment of any such payment, and the holder will be and remain responsible for the timely payment of all federal and state income taxes and his or her portion of any FICA and FUTA taxes applicable to such payment;

     o We and our successors in interest may withhold from such payment any and all such taxes that we reasonably believe we are required to withhold; and

     o The award holder fully and completely releases us and our successors in interest, including First Citizens, from any further obligation with respect to his or her stock options, SARs, restricted stock awards, or other share-based awards, and from any liability for the tax consequences of such payment.

         The merger agreement further provides that no such payment shall be made to any holder of a stock option, SAR, restricted stock award or other share-based award unless and until the holder executes and delivers an equity award release to us. As a result of the merger, from and after the effective time of the merger, First Citizens will become responsible for Community Bankshares' payment obligations, and will become entitled to all of our rights, under each equity award release agreement. Any stock options, SARs or restricted shares that remain outstanding upon effectiveness of the merger will be automatically terminated and converted into the right to receive the applicable payment discussed above, without interest. In no event will any stock option, SAR, or share of restricted stock be converted into any rights with respect to First Citizens or First Citizens Bancorporation stock.

         Shares held in Participant Accounts in the Dividend Reinvestment Plan. The merger agreement provides for termination of the Community Bankshares Dividend Reinvestment Plan, and for conversion of each share of Community Bankshares stock held in the participant's account into the right to receive $21.00 in cash, without interest. Any cash remaining in the plan that has not yet been invested in shares of Community Bankshares common stock will be returned to the participants for whose accounts it is held.

Delisting and Deregistration of Community Bankshares Common Stock

         Upon completion of the merger, Community Bankshares common stock will be delisted from the American Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended.

Effective Time of the Merger

         If the merger is approved by at least two-thirds of the outstanding shares of Community Bankshares, and all other required governmental and other consents and approvals are received, and if the other conditions to the obligations of the parties to consummate the merger are satisfied or waived (as permitted), the merger will be consummated and effected on the date and at the time the articles of merger reflecting the merger are filed with the Secretary of State of South Carolina. In no event is the effective time to be later than three business days following the closing date.

Exchange of Certificates

         Designation of Paying Agent; Deposit of Merger Consideration; and Investment of Funds. First Citizens will designate our stock transfer agent, Registrar and Transfer Company, to act as paying agent for First Citizens and the holders of the Community Bankshares common stock in connection with the merger. At the effective time of the merger, First Citizens will deposit with the paying agent the aggregate merger consideration to which all holders of Community Bankshares common stock will become entitled as a result of the merger. The merger consideration will be held in trust for the benefit of the Community Bankshares shareholders, and may not be used for any other purposes.

         Pending disbursement of the merger consideration to our shareholders, First Citizens may direct the paying agent to invest such cash in obligations of or guaranteed by the United States of America, in commercial paper obligations receiving the highest rating from Standard & Poor's Corporation, or in certificates of deposit of domestic commercial banks, or in money market funds which are invested solely in the foregoing investments, any of which shall have a maturity that will not prevent or delay payments to be made to our shareholders pursuant to the merger agreement. All interest, dividends or other income on the invested funds shall belong solely to First Citizens. If for any reason (including losses on invested funds) the funds held by the paying agent are inadequate to pay the amounts to which the Community Bankshares shareholders are entitled in the merger, the merger agreement provides that First Citizens will be liable for the payment thereof.

         Transmittal Letter. As promptly as practicable after the effective time of the merger, First Citizens will cause the paying agent to mail to each record holder of certificated shares, as of the effective time, whose shares of Community Bankshares common stock have been converted into the right to receive the merger consideration, a letter of transmittal and instructions for surrendering Community Bankshares common stock in exchange for the merger consideration.

         Transmittal and Payment Procedure for Certificated Shares. If you own your Community Bankshares common stock in certificated form, upon your surrender to First Citizens or the paying agent of all certificates representing your Community Bankshares common stock, together with a letter of transmittal executed and completed in accordance with the instructions thereto and any additional information that First Citizens or the paying agent reasonably requests, and verification of the status and ownership of those shares by Registrar and Transfer Company in its capacity as registrar and transfer agent for Community Bankshares common stock, the paying agent will promptly deliver to you a check in exchange for your Community Bankshares common stock in the aggregate amount of the merger consideration into and for which your shares have been converted and exchanged, without any interest thereon, and those Community Bankshares stock certificates will be canceled. Delivery of Community Bankshares stock certificates will not be considered to have been effected, and the risk of loss of a Community Bankshares certificate will not be considered to have passed to First Citizens, until the certificates have been actually delivered to First Citizens, or to the paying agent, with a properly completed letter of transmittal, in accordance with the instructions provided to you. You should not surrender your certificates for exchange until you receive the letter of transmittal and instructions from the paying agent or First Citizens.

         Payment Procedure for Uncertificated Shares. If you own your Community Bankshares common stock in uncertificated book-entry form, you will not be required to complete a letter transmittal. Without any action by you, upon effectiveness of the merger, the paying agent will promptly deliver to you a check in exchange for your uncertificated Community Bankshares common stock, for the aggregate amount of the merger consideration into and for which your uncertificated Community Bankshares common stock has been converted and exchanged, without any interest thereon, and your Community Bankshares stock will be canceled.

         Payment Procedure for Shares held in Participant Accounts in the Dividend Reinvestment Plan. If you are a participant in the Community Bankshares Dividend Reinvestment Plan, you will not be required to take any action with respect to shares held for your account. Upon effectiveness of the merger, the paying agent will promptly deliver to you a check in exchange for the shares held for your account in the plan, for the aggregate amount of the merger consideration into and for which those shares have been converted, without any interest thereon, plus any cash remaining in your account that has not yet been invested in shares of Community Bankshares common stock.

         Procedures in Connection with Shareholder Delay in Submitting Documentation. At any time following the one-year anniversary of the effective time of the merger, First Citizens will be entitled to require the paying agent to deliver to it any portion of the merger consideration (including any interest received with respect thereto) previously deposited by First Citizens with, but which has not been disbursed by, the paying agent, and, after that time, any Community Bankshares shareholders who have not yet surrendered their stock certificates, together with a properly completed letter of transmittal, will be entitled to look to First Citizens only as a general creditor with respect to the merger consideration into which their Community Bankshares stock has been converted. Upon any such Community Bankshares shareholder's later surrender of Community Bankshares stock certificates to First Citizens or the paying agent, together with a properly completed letter of transmittal, in accordance with the instructions provided by First Citizens, First Citizens will promptly deliver to that shareholder, in exchange for the Community Bankshares stock, a check drawn for the aggregate amount of the merger consideration into and for which the Community Bankshares stock has been converted and exchanged, without any interest thereon, and the Community Bankshares stock will be cancelled. However, neither First Citizens nor the paying agent shall be liable to any shareholder for merger consideration that previously has been delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         In no event will any Community Bankshares shareholder receive or be entitled to interest on the merger consideration to which such shareholder is entitled for any period before or after the effective time of the merger.

Lost Certificates

         If your Community Bankshares stock certificates have been lost, destroyed, stolen, or are otherwise missing, you will be entitled to receive the merger consideration to which you are entitled in accordance and upon compliance with conditions imposed by First Citizens under applicable law. These conditions may include the requirement that you provide an affidavit with respect to the loss, destruction or theft of your stock certificates, and an indemnification agreement and surety bond (or other indemnification satisfactory to First Citizens in its sole discretion) in such sum and on such terms as First Citizens may direct to protect it against any claims made against First Citizens with respect to shares of Community Bankshares common stock represented by the certificates claimed to have been lost, destroyed or stolen.

Termination and Conversion of Options and SARs

         In the event that, at the effective time of the merger, any options to purchase Community Bankshares common stock or Community Bankshares SARs remain outstanding and have not been exercised or cashed out as described above under the caption "-- Conversion of Shares; Treatment of Restricted Stock, Stock Options, and SARS; Dividend Reinvestment Plan," such options and SARs shall terminate at the effective time of the merger, and the rights of the holder of such options or SARs shall be converted, without any action by Community Bankshares, First Citizens, or such holder, into the right to receive a cash payment in an amount, and in the manner and subject to the limitations, described above under the caption "-- Conversion of Shares; Treatment of Restricted Stock, Stock Options and SARs; Dividend Reinvestment Plan."

Certain Important Federal Income Tax Consequences

         The following discussion summarizes certain material federal income tax consequences of the merger to Community Bankshares shareholders. This summary is based on current laws, regulations, rulings, and decisions now in effect, including the Internal Revenue Code of 1986, as amended (the "Code"), all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the tax consequences of the merger and, except as specifically provided below, may not address federal income tax consequences applicable to you if you are subject to special treatment under federal income tax law, such as rules relating to shareholders who are not citizens or residents of the United States, who are financial institutions, foreign corporations, tax-exempt organizations, insurance companies, or dealers in securities, shareholders who acquired their shares pursuant to the exercise of options or similar derivative securities or otherwise as compensation, and shareholders who hold their shares as part of a straddle or conversion transaction. In addition, this summary does not address the tax consequences of the merger under applicable employment, withholding, state, local, foreign, estate, or gift tax laws. This discussion assumes you hold your shares of Community Bankshares common stock as a capital asset within the meaning of Section 1221 of the Code and that your receipt or ownership of the awards discussed below did not and do not trigger the recognition of income pursuant to Section 409A of the Code. Each Community Bankshares shareholder should consult with his or her own tax adviser about the tax consequences of the merger in light of his or her individual circumstances, including the application of any federal, state, local, foreign, or estate tax law.

         Tax Consequences of the Merger Generally. A summary of the general tax consequences of the merger is as follows:

          o the merger will not constitute a reorganization under Section 368(a) of the Code;

          o the exchange of Community Bankshares common stock for cash in the merger will generally be a taxable transaction; and

          o a Community Bankshares shareholder will generally recognize gain or loss as if the shareholder had received the cash consideration as a distribution in redemption of the shareholder's Community Bankshares stock, subject to the provisions and limitations of
               Section 302 of the Code.

         Tax Consequences to Community Bankshares Shareholders.

         A Community Bankshares shareholder will recognize gain or loss as if the shareholder had received the cash consideration as a distribution in redemption of the shareholder's Community Bankshares common stock, subject to the provisions and limitations of Section 302 of the Code. Subject to those limitations, the gain or loss will be long-term capital gain or loss to the extent shares of Community Bankshares common stock surrendered in the merger were held as capital assets for a period exceeding one year as of the time of the exchange. The gain or loss will be short-term capital gain or loss to the extent shares of Community Bankshares common stock surrendered in the merger were held as capital assets for a period of one year or less as of the time of the exchange.

         Tax Consequences to Holders of Community Bankshares Options

         Each holder of incentive stock options (as defined in Section 422(b) of the Code) who receives cash equal to the difference between $21.00 and the exercise price of the incentive stock options, times the number of shares of Community Bankshares stock covered by the options, will recognize ordinary income equal to such excess. The same consequences apply to each holder of non-qualified stock options (defined as any stock options issued that do not comply with Section 422(b) of the Code) who receives cash equal to the difference between $21.00 and the exercise price of the non-qualified stock options, times the number of shares of Community Bankshares stock covered by the options. To the extent that holders of incentive stock options or non-qualified stock options exercise their options prior to being cashed out in connection with the merger, the tax consequences may differ.

         With respect to holders of incentive stock options who exercise their options prior to being cashed out in connection with the merger, such holders would receive Community Bankshares stock on the exercise of the options, and the exercise would not give rise to ordinary income (although the exercise could trigger alternative minimum tax, we assume for purposes of this discussion that the exercise does not in fact trigger such tax). Assuming that the merger is consummated within the later of two years from the date the underlying options were granted or one year from the date of exercise, as is anticipated here, the holder will recognize ordinary income equal to the excess of the lesser of the fair market value at the date of exercise or the amount realized on the disposition (i.e., the cash-out incident to the merger) over the exercise price of the options. If the amount realized on the disposition is greater than the fair market value on the date of exercise, the excess will be taxed as capital gain (a short-term capital gain in the event that the disposition occurs one year or less following the exercise).

         With respect to holders of non-qualified stock options who exercise their options prior to being cashed out in connection with the merger, such holders will recognize ordinary income equal to the excess of the fair market value at the date of exercise over the exercise price, times the number of shares of Community Bankshares stock covered by the options. Any subsequent disposition of such stock, including through a cash-out incident to the merger, will give rise to capital gain or loss (short-term capital gain or loss to the extent that the stock is held for one year or less).

         The tax consequences set forth in this section with respect to options assume that none of the options had an exercise price in excess of $21.00 per share on the date of grant.

         Tax Consequences for Holders of Community Bankshares Stock Appreciation Rights

         Each holder of stock appreciation rights who receives cash equal to the difference between $21.00 and the exercise price of the stock appreciation right, times the number of shares with respect to which the stock appreciation rights apply, will recognize ordinary income equal to the excess of the amount realized over the exercise price, times the number of such shares. To the extent that holders of stock appreciation rights exercise their rights prior to being cashed out in the merger, such holders will recognize ordinary income with respect to each right equal to the excess of the fair market value at the date of exercise over the exercise price.

         Tax Consequences for Holders of Community Bankshares Restricted Stock

         Each  holder  of  Community  Bankshares  restricted  stock  who has not recognized ordinary income with respect to such restricted stock by virtue of any applicable restrictions lapsing or through a Section 83(b) election will recognize ordinary income equal to the difference between $21.00 and any amount required to be paid for such restricted stock. To the extent that the recipient of restricted stock previously recognized ordinary income due to the restrictions lapsing or through a Section 83(b) election (or recognizes income in said manner prior to the date of the merger), the cash-out incident to the merger will give rise to capital gain or loss (short-term capital gain or loss to the extent that the stock is held for one year or less).

         You are urged to consult your personal tax adviser as to the specific federal income tax consequences to you, based on your own particular status and circumstances, and also as to any state, local, foreign, estate, or other tax consequences arising out of the merger.

Accounting Treatment

         The merger will be accounted for using the purchase method of accounting. Under the purchase method of accounting, the assets and liabilities of Community Bankshares as of the effective time will be recorded at their respective fair values and added to those of First Citizens.

Interests of Employees and Directors of Community Bankshares in the Merger

         General. Some of our employees and directors may be deemed to have interests in the merger in addition to their interests as shareholders of Community Bankshares generally. These interests include, among others, proposed employee benefits for those who become employees of First Citizens after the merger, lump sum payments for certain employees who currently have change in control agreements or employment agreements with Community Bankshares, entry into an employment agreements with several of our officers, payments in settlement of outstanding options, SARs and restricted stock, and insurance coverage and indemnification for Community Bankshares' directors and officers, as described below.

         Employment of Community Resource Bank Employees. If suitable positions are available, First Citizens may, but is not obligated to, offer employment to persons who are employees of Community Resource Bank at the effective time of the merger. Unless otherwise provided in a written employment agreement between First Citizens and any such employee, the employment offered by First Citizens will be on an "at will" basis, in such position, at such location, and at such compensation as First Citizens determines following effectiveness of the merger.

          Employee Benefits. The merger agreement generally provides that, following the effective time of the merger, each employee of Community Resource Bank who is offered and accepts employment with First Citizens will be entitled to participate in employee benefit plans provided generally by First Citizens to its employees on the same basis, and subject to the same eligibility and vesting requirements and other conditions, restrictions and limitations, as generally are in effect and applicable to other similarly situated First Citizens employees. For purposes of determining benefit accruals under First Citizens' vacation policy, and for purposes of determining eligibility to participate and vesting in connection with the provision of employee benefits generally, each such continuing employee will be given credit for his or her time of service with Community Resource Bank prior to the merger. However, such continuing employees will not be or become eligible to participate in, or for benefits under, First Citizens' defined benefit pension plan (which has been frozen to new participants). The terms of participation by continuing employees in First Citizens' health insurance plan will include the waiver of any waiting periods and/or pre-existing condition limitations, to the extent such waiting periods and pre-existing conditions did not apply under Community Resource Bank's health insurance plan that covered the continuing employee immediately prior to the effective time of the merger. Each continuing employee will also be given credit towards satisfaction of any annual deductible limitation and out-of-pocket maximum applied under the First Citizens health insurance plan for any deductible amounts and co-payments previously paid by him or her under Community Resource Bank's health insurance plan during the plan year in which the merger occurs.

          Employment Agreements and Change in Control Severance Agreements. Community Bankshares or Community Resource Bank entered into Amended and Restated Employment Agreements, dated December 7, 2007, with each of Samuel L. Erwin, William W. Traynham, and Jason E. Starnes. Neither of Messrs. Erwin nor Traynham will continue employment with First Citizens after the merger, and payments under these agreements to each of them will be triggered by the merger. The payments to each will be a lump sum amount equal to twice the amount of his annual base salary in effect at the date of termination, unless that amount, plus any other payments, would equal or exceed three times the base amount under Internal Revenue Code section 280G, in which case it will be adjusted to have a value of three times the base amount under Section 280G less $100. It is not presently known whether Mr. Starnes will continue employment with First Citizens or whether payments to him would be triggered by the merger.

          At the request of First Citizens, and as a condition to First Citizens' entering into the merger agreement, in June 2008, Community Resource Bank entered into Employment Agreements with each of Michael A. Wolfe, Gregory
G. Burke, William E. Howard, and Robert B. Smith, which will be assumed by First Citizens in connection with the merger, and will take effect upon effectiveness of the merger. The agreement with Mr. Wolfe will replace an existing employment agreement with Community Resource Bank, and the agreement with Mr. Burke will replace an existing change of control agreement. The employment agreements are for a period of two years, three in the case of Mr. Wolfe, and provide for the payment of a minimum base salary plus benefits as well as a signing bonus and/or a retention bonus. The agreements also contain noncompetition agreements which restrict the ability of the employee to compete with First Citizens or to solicit its customers or employees for periods of up to two years following the termination of the employee's employment with First Citizens.

          Insurance. The merger agreement provides for Community Bankshares and Community Resource Bank, immediately prior to the effective time of the merger, to purchase "tail" coverage with respect to their directors' and officers' liability and errors and omissions liability insurance, to be effective at the effective time of the merger and for the maximum term available and in the same amount of coverage as is provided by their then current directors' and officers' and errors and omissions liability insurance policy.

          Indemnification. First Citizens has agreed, after exhaustion of all applicable director and officer liability insurance coverage, to indemnify the current and former directors and executive officers of Community Bankshares and Community Resource Bank, and each of their officers or employees that is serving or has served as a director or trustee of another entity expressly at the request or direction of Community Bankshares, Community Resource Bank or any of their respective subsidiaries, to the extent that each of those persons would have had a right to be indemnified by Community Bankshares, Community Resource Bank or any of their respective subsidiaries under their respective Articles of Incorporation or Association, as applicable, and Bylaws in effect on the date of the merger agreement, or under Chapter 8 of the South Carolina Business Corporation Act of 1988, or under The National Bank Act, had the merger not been consummated, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, amounts paid in settlement, losses, claims damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the effective time of the merger (including the merger transaction), whether asserted or claimed prior to, at or after the merger.

Regulatory Matters

          Completion of the merger among Community Bankshares, Community Resource Bank and First Citizens is subject to the prior receipt of all required consents or approvals of, or the provision of notices to, federal and state authorities. These approvals include approvals from the South Carolina State Board of Financial Institutions and the Federal Deposit Insurance Corporation
(FDIC), both of which have been obtained.

          These regulatory approvals merely imply satisfaction of regulatory criteria for approval, and do not include review of the merger from the standpoint of the adequacy of the consideration to be received by, or fairness to, shareholders, and do not constitute an endorsement or recommendation of the proposed merger. Approval of the merger by the FDIC and the South Carolina State Board of Financial Institutions: (i) reflects only their view that the transaction does not contravene applicable competitive standards imposed by law and is consistent with regulatory policies relating to safety and soundness;
(ii) is not an opinion that the proposed merger is financially favorable to the shareholders or that the FDIC or the South Carolina State Board of Financial Institutions has considered the adequacy of the terms of the transaction; and
(iii) is not an endorsement of, or recommendation for, the merger.

Representations and Warranties

         The merger agreement contains representations and warranties of Community Bankshares, Community Resource Bank and First Citizens that are customary for mergers in which the consideration to be paid is all cash. These representations and warranties were made only for purposes of the merger agreement, may have been made for the purposes of allocating contractual risk among the parties to the agreement instead of establishing these matters as absolute facts, and are subject to standards of materiality agreed upon between the parties as set forth in the merger agreement that may differ from those applicable to investors. The assertions of Community Bankshares and Community Resource Bank in the representations and warranties are qualified by additional disclosures in a disclosure letter delivered to First Citizens in connection with signing of the merger agreement. Accordingly, shareholders of Community Bankshares should not rely on the representations and warranties as characterizations of the actual state of facts because they were made as of the date of the merger agreement and are modified in part by the disclosure letter. The disclosure letter contains information that has previously been disclosed by Community Bankshares in public filings, as well as information that is of a non-public nature. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be reflected in Community Bankshares' public disclosures. The following is a brief description of the representations and warranties. The actual representations and warranties are contained in the merger agreement, a copy of which is set forth as Appendix A to this proxy statement.

         Community Bankshares and Community Resource Bank Representations and Warranties. The representations and warranties made by Community Bankshares and Community Resource Bank to First Citizens relate to Community Bankshares, Community Resource Bank, and their respective subsidiaries, and concern, among other matters:

          o corporate matters, including due organization and incorporation, good standing, and authority to conduct their business;

          o    authorized and outstanding capital stock;

          o    absence of five percent or greater shareholders;

          o    subsidiaries;

          o    stock-based awards, agreements and plans;

          o authority and power to execute the merger agreement and carry out its provisions, validity of the agreement, and approval of the agreement;

          o absence of conflicts of the merger agreement with organizational documents, contractual obligations, or legal requirements;

          o    required consents and approvals;

          o    maintenance of books and records;

          o filing, accuracy, and compliance with law of reports filed with regulatory authorities;

          o    accuracy  and  compliance  with  generally  accepted   accounting
               principles of consolidated financial statements;

          o    tax matters;

          o conduct of business in the ordinary course, and absence of material adverse changes in Community Bankshares' consolidated financial condition or results of operations, in the prospects, businesses, investments, properties, loan portfolio or operations of Community Bankshares, Community Resource Bank and their respective subsidiaries considered as one entity, or in the ability of Community Bankshares or Community Resource Bank to consummate the transactions contemplated in the merger agreement or to carry on Community Resource Bank's business as presently conducted, or in First Citizens ability to conduct Community Resource Bank's business following the merger;

          o    absence of undisclosed material liabilities;

          o    compliance with existing obligations;

          o    litigation and regulatory matters;

          o    real properties owned and leased;

          o    character  and  status  of  loans,  accounts,   notes  and  other
               receivables;

          o    character and status of securities portfolio and investments;

          o    personal property owned and leased;

          o    intellectual property owned and licensed;

          o    environmental matters;

          o    brokerage fees or finders commissions;

          o    material contracts;

          o employment matters, employee relations, employment agreements, and employee benefit plans;

          o    insurance;

          o    insurance of deposits;

          o    indemnification obligations;

          o disclosure controls and procedures and internal control over financial reporting; and

          o    absence of obstacles to obtaining regulatory approvals.

         First Citizens Representations and Warranties. Because First Citizens is paying all cash as the merger consideration and the shareholders of Community Bankshares will have no continuing interest in its business after the merger is completed, its representations and warranties to Community Bankshares and Community Resource Bank are much more limited than those of Community Bankshares and Community Resource Bank to it, and concern, among others, the following matters:

          o corporate matters, including due organization and incorporation, good standing, and authority to conduct its business;

          o authority and power to execute the merger agreement and carry out its provisions, validity of the agreement, and approval of the agreement;

          o absence of conflicts of the merger agreement with organizational documents, contractual obligations, or legal requirements;

          o    required consents and approvals;

          o    ability to pay the merger consideration; and

          o    absence of obstacles to obtaining regulatory approvals.

         Material Effect. Some of Community Bankshares', Community Resource Bank's, and First Citizens' representations and warranties are qualified by a material effect standard.

         CBI material effect. The merger agreement defines "material effect" with respect to Community Bankshares and Community Resource Bank ("CBI material effect") as a material adverse effect on Community Bankshares' consolidated financial condition or results of operations, a material adverse effect on

Community Bankshares, Community Resource Bank and their respective subsidiaries considered as one entity, or a material adverse effect on the prospects, businesses, investments, properties, loan portfolio or operations of Community Bankshares, Community Resource Bank and their respective subsidiaries considered as one entity, or in the ability of Community Bankshares or Community Resource Bank to consummate the transactions described in the merger agreement or to carry on Community Resource Bank's business as presently conducted, or in First Citizens' ability to conduct Community Resource Bank's business following the merger; provided, however, the definition does not include any change resulting from:

          o    the execution or announcement of the merger agreement;

          o any actions taken by First Citizens after the date of the merger agreement and prior to effectiveness of the merger that relate to or affect the businesses of Community Bankshares, Community Resource Bank and their respective subsidiaries;

          o compliance by Community Bankshares or Community Resource Bank with the terms of the merger agreement;

          o any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by the merger agreement (including legal, accounting, and financial advisory fees and disbursements);

          o general economic, industry or financial conditions or events that affect the banking industry as a whole;

          o the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which Community Bankshares or Community Resource Bank is a party) that affect the banking industry as a whole;

          o    acts of war or terrorism; or

          o    a requirement imposed by any regulatory authority.

         First Citizens material effect. The merger agreement defines "material effect" with respect to First Citizens ("FCB material effect") as a material adverse effect on First Citizens and First Citizens Bancorporation considered as one entity, on First Citizens Bancorporation's consolidated financial condition or results of operations, or on the ability of First Citizens and First Citizens Bancorporation to consummate the transactions described in the merger agreement; provided, however, the definition does not include any change resulting from:

          o    the execution or announcement of the merger agreement;

          o compliance by First Citizens with the terms of the merger agreement;

          o any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by the merger agreement (including legal, accounting, and financial advisory fees and disbursements);

          o general economic, industry or financial conditions or events that affect the banking industry as a whole;

          o the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which First Citizens is a party) that affect the banking industry as a whole;

          o    acts of war or terrorism; or

          o    a requirement imposed by any regulatory authority.

Conditions to Consummation

         The  merger  agreement  also  provides  conditions   precedent  to  the
obligations of the parties to consummate the merger that are customary for mergers in which the consideration to be paid is all cash.

         Conditions to all Parties' Obligations. The following conditions apply to the obligations of each of the parties to the merger agreement:

          o    receipt of required regulatory approvals;

          o    receipt of all other necessary consents and approvals;

          o    absence of adverse regulatory or legal proceedings;

          o approval of the merger agreement by the boards of directors of each of the parties and by the shareholders of Community Bankshares, and by Community Bankshares and First Citizens Bancorporation as sole shareholders of Community Resource Bank and First Citizens, respectively (all of these approvals, except the approval of Community Bankshares' shareholders, have been obtained); and

          o filing of articles of merger with the South Carolina Secretary of State.

         Additional Conditions to Community Bankshares' and Community Resource Bank's obligations. The following additional conditions apply to the obligation of Community Bankshares and Community Resource Bank to complete the merger:

          o there shall have been no material adverse change, or potential material adverse change, in or affecting First Citizens Bancorporation's consolidated financial condition or results of operations, or in First Citizens' ability to complete the merger;

          o First Citizens shall have complied in all material respects with all federal and state laws and regulations applicable to the transactions described in the merger agreement except where failure to comply would not have an FCB material effect (as such term is defined above under the caption "-- Representations and Warranties - Material Effect");

          o First Citizens' representations and warranties shall be true and correct in all material respects, except as waived by Community Bankshares, or except as would not have an "FCB material effect (as such term is defined above under the caption "-- Representations and Warranties - Material Effect");

          o    First Citizens  shall,  in all material  respects,  have complied
               with  or  performed  all  of  its  covenants,   obligations   and
               agreements under the merger agreement;

          o    Community  Bankshares  and  Community  Resource  Bank  shall have received certificates from First Citizens' Chief Executive Officer and Chief Financial Officer as to compliance with the two preceding conditions;

          o Community Bankshares shall have received a legal opinion of counsel to First Citizens covering matters normally covered in legal opinions relating to cash mergers, together with copies of various resolutions, certifications and other closing documentation;

          o First Citizens shall have deposited the merger consideration with the paying agent;

          o Community Bankshares shall have received from its financial adviser its written opinion that the merger is fair, from a financial point of view, to Community Bankshares and its shareholders; and

          o    The agreement shall not have been terminated by First Citizens.

         Additional Conditions to First Citizens' Obligations. The following additional conditions apply to the obligation of First Citizens to complete the merger:

          o there shall have been no material adverse change, or potential material adverse change, in Community Bankshares' consolidated financial condition or results of operations, in the prospects, businesses, investments, properties, loan portfolio or operations of Community Bankshares, Community Resource Bank, and their respective subsidiaries considered as one entity, or in the ability of Community Bankshares or Community Resource Bank to consummate the transactions contemplated in the merger agreement or to carry on Community Resource Bank's business as presently conducted, or in First Citizens ability to conduct Community Resource Bank's business following the merger;

          o Community Bankshares and Community Resource Bank shall have complied in all material respects with all federal and state laws and regulations applicable to the transactions described in the merger agreement except where failure to comply would not have a CBI material effect (as such term is defined above under the caption "-- Representation and Warranties - Material Effect"), or following the merger, an FCB material effect (as such term is defined above under the caption "-- Representations and Warranties - Material Effect");

          o Community Bankshares' and Community Resource Bank's representations and warranties shall be true and correct in all material respects, except as waived by First Citizens, or except as would not have a CBI material effect (as such term is defined above under the caption "-- Representation and Warranties - Material Effect"), or following the merger an FCB material effect (as such term is defined above under the caption "-- Representation and Warranties - Material Effect");

          o Community Bankshares and Community Resource Bank shall, in all material respects, have complied with or performed all of their covenants, obligations and agreements under the merger agreement;

          o First Citizens shall have received certificates from the Chief Executive Officer and Chief Financial Officer of Community Bankshares and Community Resource Bank, respectively, as to compliance with the two preceding conditions;

          o The employment agreements with Messrs. Erwin, Traynham, Starnes, Wolfe, Burke, Howard and Smith shall have remained in effect;

          o Except as waived by First Citizens, each holder of a stock award shall have executed an equity award release and all outstanding stock awards shall have been cashed out and terminated in the manner described above under the caption "-- Conversion of Shares; Treatment of Restricted Stock, Stock Options, and SARS; Dividend Reinvestment Plan;"

          o Community Bankshares and Community Resource Bank shall have delivered to First Citizens consents to assignments of leases and contracts as required by the merger agreement;

          o First Citizens shall have received a legal opinion of counsel to Community Bankshares covering matters normally covered in legal opinions relating to cash mergers, together with copies of various resolutions, certifications and other closing documentation;

          o No regulatory authority shall have raised an objection to or imposed any condition on the merger or its approval thereof (including without limitation any requirement of divestiture of branches or deposits of Community Resource Bank or First Citizens in any banking market) that First Citizens reasonably deems, at its discretion, to so adversely impact the economic or business benefits of the merger agreement or the merger to First Citizens as to render it inadvisable for it to consummate the merger; and

          o    The  agreement  shall  not  have  been  terminated  by  Community
               Bankshares.

     Conduct of Business Pending the Merger

          As outlined below, Community Bankshares and Community Resource Bank have agreed to take certain actions, and to refrain from taking certain actions, with respect to the conduct of our business pending completion of the merger.

         Affirmative Agreements. Community Bankshares and Community Resource Bank have agreed to take the actions related to our business outlined below, among others, pending completion of the merger.

         Business in the Regular or Usual Course. Under the merger agreement, Community Bankshares and Community Resource Bank have agreed, for themselves, and in some instances, on behalf of Community Resource Mortgage and Community Financial Services as applicable, that, until the effective time of the merger, unless otherwise provided in the merger agreement or expressly agreed to by First Citizens, we will carry on our business only in the regular and usual course in substantially the same manner as our business has previously been conducted. To the extent consistent with our business and within our ability to do so, we have agreed that we will use commercially reasonable efforts to:

          o preserve our business organization, keep our present officers and employees available, and preserve our relationships with customers, depositors, creditors, correspondents, suppliers, and others with which we have business relationships;

          o maintain all of our properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

          o maintain our books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

          o    comply with all applicable laws, rules and regulations;

          o not change our existing loan underwriting guidelines, policies or procedures in any material respect except as may be required by law or recommended by regulatory authorities;

          o continue to maintain federal deposit insurance and, except to the extent that changed circumstances dictate otherwise, continue to maintain in force our current business and property insurance policies;

          o    promptly   notify  First  Citizens  of  any  actual  or,  to  our
               knowledge, threatened litigation by or against us; and

          o promptly provide to First Citizens such information as it reasonably requests.

         Periodic Reporting of Financial and Business Information. We have also agreed to provide periodic financial and business information to First Citizens until effectiveness of the merger.

         Notification of the Occurrence of Certain Adverse Events. We have agreed promptly to notify First Citizens about:

          o    any actual or  anticipated  CBI material  change (as such term is
               defined   above  under  the  caption  "--   Representations   and
               Warranties - Material Change");

          o any actual or anticipated condition or event that has caused or, with the lapse of time or otherwise, may or could cause, any of our statements, representations or warranties in the merger agreement to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of our covenants or agreements in the merger agreement; and

          o the occurrence or existence of any event, fact or condition that may reasonably be expected to prevent or materially impede or delay us or First Citizens from obtaining the approvals of regulatory authorities required in order to consummate, or otherwise from completing, the merger.

         Accruals for Expenses and Other Accounting Matters. We have also agreed to make such appropriate accounting entries in our books and records and take such other actions as First Citizens deems to be required by generally accepted accounting principles ("GAAP"), or that First Citizens otherwise reasonably deems necessary, appropriate or desirable in anticipation of completion of the merger and that are not in violation of GAAP or applicable law. These actions may include, among others, making additional provisions to our loan loss reserve or loan repurchase reserve, or accruals or the creation of reserves for compensation, employee benefit and transaction related expenses. However, (i) except as otherwise agreed to by First Citizens and us, we will not be required to make any such accounting entries until immediately prior to the closing of the merger and only following receipt of written confirmation from First Citizens that it is not aware of any fact or circumstance that would prevent completion of the merger, (ii) any such accounting entries we make at the direction of First Citizens and related to First Citizens' own accounting purposes or convenience (as opposed to entries relating to events, developments, changes or circumstances in our business or operations that are, or should be, made by us under GAAP or otherwise in the normal course of its business) may not, in and of themselves, be used to evidence a material adverse change in our financial condition, results of operations or business, and (iii) we are not required to make any such accounting entries that our Chief Executive Officer and Chief Financial Officer believe, in good faith, would not be permissible under GAAP.

         Loan Loss Reserve, Loan Repurchase Reserve, and Loan Charge-Offs. We have agreed to make such appropriate accounting entries in our books and records and take such other actions as are necessary or appropriate to:

          o charge off any loans on our books, or any portions thereof, that we, or First Citizens in its sole discretion, consider to be losses, or that we, or First Citizens, otherwise believe, in good faith, are required to be charged off pursuant to applicable banking regulations, GAAP or otherwise, or that otherwise would be charged off by First Citizens after the merger in accordance with its loan administration and charge off policies and procedures; provided, however, we will not be required to record any charge-off that our Chief Executive Officer and Chief Financial Officer believe, in good faith, would not be permissible under GAAP; and

          o maintain our loan loss reserve and loan repurchase reserve in a manner, and fund our loan loss reserve and loan repurchase reserve in amounts, consistent with our past practices and as required by applicable banking regulations, GAAP, and our loan policies and procedures.

         Consents to Assignment of Contracts and Leases. We have agreed, with respect to each contract or other agreement, including without limitation service contracts, leases, or rental agreements pertaining to real or personal property, to which we are a party, and that First Citizens reasonably believes requires the consent of any other contracting party in connection with or as a result of the merger, to use commercially reasonable efforts to obtain, prior to the closing, the written consent and estoppel certificate of that other party in a form reasonably satisfactory to First Citizens.

         First Citizens' Access to Information. We have agreed to provide First Citizens and its employees, accountants, legal counsel, environmental or other consultants, or other representatives and agents access to all books, records, files (including credit files and loan documentation and records) and other information (whether maintained electronically or otherwise) belonging to us, to all our properties and facilities, employees, accountants, legal counsel, environmental or other consultants, or other representatives or agents, as First Citizens, in its sole discretion, considers to be necessary or appropriate for the purpose of conducting ongoing reviews and investigations of our assets and business affairs, preparing for consummation of the merger, determining the accuracy of our representations and warranties in the merger agreement or our compliance with our covenants in the merger agreement, or for any other reason. Such investigations or reviews must, however, be performed in such a manner as not to interfere unreasonably with our normal operations or with our relationships with our customers or employees, and must be conducted in accordance with procedures established by First Citizens and us, each acting reasonably.

         Pricing of Deposits and Loans. We have agreed to make pricing decisions with respect to deposit accounts and loans in a manner consistent with our past practices based on competition and prevailing market rates in our banking markets.

         Employment Agreements and Change in Control Severance Agreements. We have agreed to maintain in full force and effect, and, unless otherwise permitted by the merger agreement, not to modify without the consent of First Citizens (except as appropriate to comply with Section 409A of the Code and the regulations promulgated thereunder), the following agreements with certain of our officers:

          o Amended and Restated Employment Agreements dated December 7, 2007, between Community Bankshares and Samuel L. Erwin, William
               W. Traynham, and Jason E. Starnes;

          o    Employment Agreements between Community Resource Bank and Michael
               A. Wolfe (dated June 15, 2008),  Gregory G. Burke (dated June 15,
               2008), William E. Howard (dated June 19, 2008), and Robert B. Smith (dated June 19, 2008); and

          o    Change  in  Control   Severance   Agreements   between  Community
               Bankshares and Michael O. Blakeley (dated May 27, 2008) and William J. McElveen (dated February 8, 2008).

         Further Action; Instruments of Transfer. In furtherance of completing the merger, we have also agreed to:

          o use commercially reasonable efforts to take or cause to be taken all action required of us under the merger agreement as promptly as practicable so as to permit the consummation of the merger at the earliest practicable date;

          o perform all acts and execute and deliver to First Citizens all documents or instruments required of us under the merger agreement, or as otherwise reasonably necessary or useful to or requested by First Citizens, in consummating the merger; and

          o cooperate with First Citizens in every reasonable way in carrying out, and pursuing diligently the expeditious completion of, the merger.

     Negative Agreements

     We have agreed not to take the actions related to our business outlined below pending completion of the merger, unless First Citizens consents to our doing so:

          o    amend our Articles of Incorporation or Bylaws;

          o make any change in our authorized capital stock, create any other or additional authorized capital stock or other securities, or reclassify, combine, subdivide or split any shares of our capital stock or other securities;

          o sell or issue any additional shares of capital stock or other securities (except upon exercise of options), or enter into any agreement or understanding with respect to any such action;

          o purchase, redeem, retire or otherwise acquire any shares of our capital stock;

          o grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of our capital stock or any other securities, or enter into any agreement or understanding with respect to any such action;

          o declare or pay any dividends on outstanding shares of Community Bankshares stock, or make any other distributions on or in respect of any shares of our capital stock or otherwise to our shareholders, except (i) quarterly cash dividends on the outstanding shares at times and in amounts consistent with our past practices, but not to exceed $0.12 per outstanding share per quarter; and, (ii) if the closing is not held before December 1, 2008, a pro rated final cash dividend on the outstanding shares of record in an amount per share equal to $0.12 multiplied by a fraction in which the numerator is the number of days from the previous calendar quarter-end to and including the closing date and the denominator is the total number of days in the calendar quarter in which the closing date occurs;

          o enter into, become bound by, or amend any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by us or them without cost or other liability on no more than 30 days' notice;

          o adopt, enter into, become bound by, any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, deferred compensation, retirement, insurance (other than renewals of existing group employee insurance policies in the ordinary course of business), paid leave, or similar contract, agreement, commitment, understanding, plan or arrangement with respect to, or which provides for benefits for, any of our current or former directors, officers, employees or consultants, or amend any such existing contract, agreement, commitment, understanding, plan or arrangement;

          o enter into, become bound by or amend any contract with or commitment to any labor or trade union or association or any collective bargaining group;

          o increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of our current or former directors, officers, employees or consultants, except routine merit increases in the salaries of our employees, provided that the times and amounts of those increases are consistent with our past practices and our salary administration and review policies and procedures in effect on September 30, 2007;

          o make any changes in our accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied except as required by GAAP or applicable law or regulations or as recommended by our independent public accountants;

          o    change our independent public accountants;

          o directly or indirectly, acquire any branch or all or any significant part of the assets of any other person or entity, other than in connection with the foreclosure or other enforcement of a lien held to secure a loan; open any new branch office; or enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office;

          o except as may be required by our regulatory authorities, or otherwise as shall be required by applicable law, regulation or the merger agreement, change in any material respect the nature of our business or the manner in which we conduct our business, discontinue any material portion or line of business, or change in any material respect our lending, investment, asset-liability management or other material banking or business policies;

          o sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any real property in any amount, other than real property acquired in connection with the foreclosure in the ordinary course of our business of a mortgage that secured one of our loans;

          o sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any equipment or any other fixed or capital asset (other than real property) having a book value or a fair market value, whichever is greater, of more than $25,000 in the case of any individual item or asset, or $75,000 in the aggregate for all such items or assets, except the sale of investment portfolio securities for liquidity purposes in the ordinary course of business;

          o purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any real property in any amount, other than real property that is the subject of a mortgage securing one of our loans that is being foreclosed in the ordinary course of business;

          o purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any equipment or any other fixed asset (other than real property) having a purchase price, or involving aggregate lease payments, in excess of $25,000 in the case of any individual item, or $75,000 in the aggregate for all such items or assets, other than any equipment or other fixed assets that are subject to a lien securing one of our loans that is being enforced in the ordinary course of business;

          o enter into any purchase or other commitment or contract for supplies or services other than in the usual and ordinary course of business consistent with past practices;

          o except in the ordinary course of business consistent with past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any loan or other receivable or any participation in any loan or other receivable;

          o except in the ordinary course of business consistent with past practices with respect to investment securities, loans and similar assets, sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset;

          o assign our rights to or otherwise give any other person our permission or consent to use or do business under the corporate name of any of our companies or any name similar thereto; or release, transfer or waive any license or right granted to us by any other person to use any trademark, trade name, copyright, service mark or intellectual property right;

          o other than acceptance of deposits, entry into repurchase agreements, purchases of Federal Funds, borrowings from the Federal Home Loan Bank of no more than 90 days maturity, and direct investments by the Federal Reserve Bank of Richmond pursuant to its Treasury Tax and Loan Investment Program, in any such case in the ordinary course of business consistent with past practices, (i) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to our borrowing of money, (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity (except pursuant to standby letters of credit issued in the ordinary course of our lending business), or
               (iii) except in the ordinary course of business consistent with past practices, incur any other liability or obligation (absolute or contingent);

          o mortgage, pledge or subject any of our assets to, or permit any of our assets to become or, except for any liens or encumbrances we previously disclosed to First Citizens under the merger agreement, remain subject to, any lien or any other encumbrance, with the exception of pledges of loans or portfolio securities to the Federal Home Loan Bank to secure borrowings permitted by the merger agreement, and pledges of securities in the ordinary course of business and consistent with past practices in connection with the securing of public funds deposits or repurchase agreements;

          o waive, release, or compromise any rights in our favor against or with respect to any of our current or former officers, directors, shareholders, employees, consultants, or members of families of current or former officers, directors, shareholders, employees or consultants, nor waive, release or compromise any material rights against or with respect to any other person or entity except in the ordinary course of business and in good faith for fair value in money or money's worth;

          o enter into or become bound by any contracts, agreements, commitments, pledges or understandings (i) for or with respect to any charitable contributions in excess of $5,000 in the case of any one contribution or pledge or $30,000 in the aggregate; (ii) with any governmental or regulatory agency or authority except as required by law; (iii) which is entered into other than in the ordinary course of their business; or (iv) except as otherwise permitted by the merger agreement, and whether or not in the ordinary course of our business, which would obligate or commit us to make expenditures over any period of time of more than $50,000 in the case of any one contract, agreement, commitment or understanding, or more than $100,000 in the case of all contracts, agreements, commitments or understandings;

          o make any material change in our current deposit policies and procedures, or take any actions designed to materially increase or decrease the aggregate level of our deposits, or any category of our deposits, other than changes that are consistent with our asset-liability management policies and based on competition, market rates, or changes in applicable law; or

          o surrender our leasehold interest in any parcel of leased real property, or seek or agree to the termination of the lease agreement pertaining to any such parcel, other than at the end of the term of a lease agreement under the terms of which it does not have an option to renew; or modify or amend the lease agreement pertaining to any parcel of leased real property other than in connection with the renewal of a lease agreement at the end of its term, and after consultation with First Citizens.

Exclusive Agreement

         Unless, due to a material change in circumstances, our board of directors reasonably believes in good faith, following consultation with and receipt of the advice of outside legal counsel and financial advisers, that any such action or inaction would violate the directors' duties or obligations as such to us or to our shareholders, we have agreed that neither Community Bankshares nor Community Resource Bank, nor their respective directors (individually or acting as Community Bankshares' or Community Resource Bank's Board of Directors), nor any of their respective officers, will, directly, or indirectly through any person:

          o initiate, solicit, encourage the initiation or procurement of, or take any action, including by way of furnishing information, to facilitate the initiation or procurement of, any acquisition proposal (as defined below) or to generate inquiries, discussions or negotiations with respect to the making of any acquisition proposal;

          o continue or otherwise participate in any discussions or negotiations with, furnish or disclose any information relating to any of our companies or afford access to our business, properties, assets, books or records to, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, an acquisition proposal;

          o except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning any of our companies or their business, or afford to any other person or entity access to the properties, facilities, books or records of any of our companies;

          o approve, endorse or recommend, enter into or become bound by, or otherwise take or agree to any action in furtherance of, any acquisition agreement (as defined below); or

          o authorize or direct any other person to represent us in connection with, or to take on our behalf, any action described above, or cooperate with any other person in connection with any such action.

          "Acquisition proposal" means any proposal or offer with respect to any of the following (other than the transactions described in the merger agreement with First Citizens):

          o any merger, consolidation, share exchange, business combination, or other similar transaction involving Community Bankshares or Community Resource Bank;

          o any sale, lease, exchange, mortgage, pledge, transfer or other disposition of any branch office of Community Resource Bank or of 25% or more of our consolidated assets to any other person, entity or group in a single transaction or series of related transactions; or

          o any tender offer or exchange offer for 25% or more of the outstanding shares of Community Bankshares' or Community Resource Bank's capital stock, or the making of any filing with the SEC in connection therewith.

         "Acquisition agreement" means any letter of intent, agreement in principle, acquisition agreement or other similar agreement, in any case in writing, that relates to or provides for any transaction that is described in or contemplated by the term acquisition proposal, as defined above.

         We have agreed to promptly, and in any event within 24 hours, notify First Citizens in writing of the receipt of any acquisition proposal or any information related thereto, describing the acquisition proposal and identifying the third party making such proposal.

         As discussed under the caption "-- Amendment and Termination" below, if we go forward with a superior proposal and certain conditions are met, we will be required to pay First Citizens a termination fee of $1,000,000.

First Citizens' Agreements Pending Closing

         First Citizens has agreed to:

          o Use commercially reasonable efforts to take or cause to be taken all action required of it under the merger agreement as promptly as practicable so as to permit the consummation of the merger at the earliest practicable date;

          o Perform all acts and execute and deliver to us all documents or instruments required of it under the merger agreement; and

          o Cooperate with us in every way in carrying out, and pursue diligently the expeditious completion of, the merger.

         First Citizens has also agreed to promptly notify us in writing of and provide to us such further information we request regarding:

          o    any  actual  or  anticipated   material  adverse  change  in  its
               consolidated financial condition or results of operations, or business, or in its ability to consummate the merger; and

          o any actual or anticipated condition or event that has caused or, with the lapse of time or otherwise, may or could cause, any of its statements, representations or warranties in the merger agreement to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of its covenants or agreements in the merger agreement.

Mutual Agreements

         First Citizens and we have agreed to cooperate mutually to prepare and file all necessary regulatory applications and to use commercially reasonable efforts to obtain regulatory approvals, and to cooperate in preparation of our proxy statement. We and First Citizens have also agreed to protect each others' confidential information, and to each refrain from making any public announcements about the merger without consulting the other and providing an opportunity for review.

         We have agreed to permit First Citizens,  at its expense,  to conduct a
title  examination,   physical  survey,  zoning  compliance  review,  structural inspection, and environmental assessments of all of our real property.

Amendment and Termination

         Termination by Either Party. The merger agreement contains standard provisions for termination by the parties, including, among other reasons:

          o    material inaccuracy of representations or warranties;

          o failure to perform or comply with any obligations, agreements, or covenants;

          o material adverse change in consolidated financial condition or results of operations or ability to consummate the merger, and, as to Community Bankshares, also any material adverse change in its prospects, businesses, investments, properties, loan portfolio, operations, or ability to carry on its business as presently conducted;

          o failure to obtain regulatory approvals or approval of Community Bankshares' shareholders; or

          o failure to close the merger by March 31, 2009, or such later date as is mutually agreed upon.

         Prior to either First Citizens or Community Bankshares terminating the merger agreement as a result of violation by the other party of, or failure fully to perform, its obligations, covenants or agreements, or as a result of any of the other party's representations or warranties being false or misleading, or as a result of any event that has occurred that could cause such representations and warranties to become false and misleading, the party that intends to terminate must give the other party notice of intent to terminate and the opportunity to cure the default, violation condition or other circumstance giving rise to the right to terminate. In the event of termination by any party as a result of the circumstances set forth in this paragraph, the violating party must pay to the terminating party an amount equal to the terminating party's aggregate documented out-of-pocket expenses actually incurred by it in negotiating and preparing the merger agreement, performing due diligence, and otherwise in connection with or attempting to consummate the transactions described therein. In all other cases in which First Citizens or we terminate the merger agreement each party shall pay its own costs and expenses.

         Termination by Community Bankshares. In addition, we have the right to terminate the merger agreement if we receive a "superior proposal." The merger agreement defines "superior proposal" as an unsolicited, bona fide, written offer made by a third party to consummate an acquisition proposal (as such term is defined under the caption "-- Exclusive Agreement" above) that our board of directors determines, in good faith, after consulting with its outside legal counsel and its financial adviser, would, if consummated, result in a transaction that is more favorable to our shareholders than the transactions contemplated by the merger agreement with First Citizens, and we actually enter into an acquisition agreement (as such term is defined under the caption "-- Exclusive Agreement" above) with such party. However, prior to any such termination as a result of receiving a superior proposal, we must give First Citizens ten days in which First Citizens may, if it so elects, adjust the terms of the merger agreement with First Citizens to allow the transaction with First Citizens to go forward.

         Termination by First Citizens. First Citizens also has the right to terminate the merger agreement under the following additional circumstances:

          o if First Citizens identifies the existence of any zoning restriction, easement, covenant or other restriction, or the existence of any facts or conditions that constitute a breach of representations and warranties relating to with respect to any of our real property, that First Citizens reasonably believes will materially and adversely affect its use of that real property for the purpose for which and in the manner in which it currently is used or the value or marketability of that real property; or

          o if First Citizens reasonably believes that the total of the costs and expenses First Citizens or Community Bankshares or Community Resource Bank, or their respective subsidiaries, could incur in fully correcting all of the material defects identified by First Citizens that are described below, plus all other amounts for which any of First Citizens or Community Bankshares or Community Resource Bank, or their respective subsidiaries, could become responsible or liable related to any environmental liabilities with respect to real property of Community Bankshares or

               Community  Resource  Bank,  or  their  respective   subsidiaries,
               whether before or after the effective time of the merger, exceeds an aggregate of $500,000.

         The material defects referred to in the foregoing bullet point are as follow:

          o the existence of any lien (other than the lien of real property taxes not yet due and payable), encumbrance, title imperfection or title irregularity relating to any of the real property of Community Bankshares or Community Resource Bank, or their respective subsidiaries, including without limitation the existence of any facts or circumstances that adversely affect their ability to enforce any lease agreement or their rights in any leasehold interest thereunder;

          o the existence of any structural defects or conditions of disrepair in the improvements on any parcel of real property of Community Bankshares or Community Resource Bank, or their respective subsidiaries, (including any equipment, fixtures or other components related thereto);

          o the existence of facts or circumstances relating to any of the real property of Community Bankshares or Community Resource Bank, or their respective subsidiaries, and indicating that

               o there likely has been a discharge, disposal, release, threatened release, or emission by any person of any hazardous substance on, from, under, at, or relating to that real property, or

               o any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to that real property (including, without limitation, any removal or disposal of materials from the real property) which constitutes or would constitute a violation of any environmental law or any contract or other agreement between any of Community Bankshares or Community Resource Bank, or their respective subsidiaries, and any other person or entity, as to which, in either such case, First Citizens reasonably believes, based on the advice of legal counsel or other consultants, that any of Community Bankshares or Community Resource Bank, or their respective subsidiaries, or First Citizens could incur costs or become responsible or liable, before or after the effective time of the merger, for assessment, removal, remediation, monetary damages (including without limitation any liability to other persons for property damage or personal injury), or civil, criminal or administrative penalties or other corrective action.

          First Citizens also has the right to terminate the agreement if, as the result of receipt of a superior proposal, our board of directors withdraws, qualifies, or revises its recommendation that our shareholders vote in favor of the merger.

         Termination Fee. We must pay First Citizens, in addition to its out-of-pocket expenses, a termination fee of $1,000,000 if the merger agreement is terminated under any of the following circumstances (please see definitions of "acquisition proposal" and "acquisition agreement" under the caption "-- Exclusive Agreement" above):

          o if we terminate the merger agreement as a result of obtaining a superior proposal; or

          o if First Citizens terminates the merger agreement, and any time before 12 months after the date of such termination, (a) Community Bankshares or Community Resource Bank executes, enters into or otherwise becomes bound by an acquisition agreement with respect to a superior proposal, (b) the board of directors of either Community Bankshares or Community Resource Bank accepts, approves, endorses, recommends or otherwise takes or agrees to any action in furtherance of, any acquisition proposal, or (c) any filing is made with the SEC in connection with an acquisition proposal; AND any of the following events has occurred:

               o    First  Citizens  has  terminated  the merger  agreement  for violation of, or failure of Community Bankshares or Community Resource Bank fully to perform, its obligations, covenants and agreements where the failure to fully perform any of such obligations, covenants or agreements that gives rise to such termination was for reasons reasonably within Community Bankshares' or Community Resource Bank's control, and at any time after the date of the merger agreement and prior to the date of such termination an acquisition proposal has been publicly announced, disclosed or communicated or otherwise made known to the senior management or board of directors of Community Bankshares or Community Resource Bank;

               o First Citizens or Community Bankshares has terminated the merger agreement as a result of failure of Community Bankshares' shareholders to approve to merger and in either such case an acquisition proposal has been publicly announced or disclosed by, or communicated or made known to, the senior management or board of directors of Community Bankshares or Community Resource Bank at any time after the date of the merger agreement and prior to the date of Community Bankshares' shareholders' meeting or, in the case of a termination by First Citizens as a result of Community Bankshares' shareholders' meeting not being held by December 31, 2008, prior to the date of such termination;

               o First Citizens has terminated the merger agreement because the proxy statement distributed by Community Bankshares to its shareholders in connection with its shareholders' meeting does not state that Community Bankshares' board of directors considers the merger to be advisable and in the best interests of Community Bankshares and its shareholders and that the board recommends that Community Bankshares' shareholders vote for approval of the Plan of Merger (or, after having made such a recommendation in the proxy statement, the board withdraws, qualifies or revises that recommendation in any material respect), and where such failure to recommend approval is a result of Community Bankshares' board of directors reasonable good faith belief, after consultation with and receipt of the advice of its outside legal counsel and financial advisers, that such a recommendation would violate the directors' duties or obligations as such to Community Bankshares or to its shareholders under applicable law as a result of Community Bankshares' receipt of a superior proposal; or

               o First Citizens has terminated the merger agreement because the merger has not become effective by March 31, 2009, or such later date as shall be mutually agreed among the parties, and where the reason the merger has not become effective on or before such date is within the reasonable control of Community Bankshares and Community Resource Bank.

Expenses

         Except as provided above under the caption "-- Amendment and Termination," each party to the merger agreement is required to pay its own legal, accounting, financial and other consulting or advisory fees, and all its other costs and expenses, incurred or to be incurred in connection with the execution and performance of its obligations under the merger agreement, or otherwise in connection with the merger agreement (including without limitation filing fees, printing and mailing costs, and other out-of-pocket expenses). Expenses associated with the printing and mailing of this Proxy Statement and all amounts owed by us to Allen C. Ewing & Co. for its services and for rendering its fairness opinion described under the caption - Opinion of Community Bankshares' Financial Adviser - Fees of Financial Adviser", will be deemed to have been incurred solely by us.

                            AUTHORIZATION TO ADJOURN

         Under South Carolina law, a shareholders meeting may be adjourned and reconvened one or more times to a later date for any reason. If the new time and place at which the meeting will be reconvened are announced at the meeting before the adjournment, no further notice of the reconvened meeting is required to be given unless the adjournment is for more than 120 days. Even if a quorum is not present, shareholders who are represented at a meeting may approve an adjournment of the meeting.

         If a quorum is not present at the Community Bankshares special meeting, or if there are insufficient shares of our common stock represented at the special meeting, in person or by proxy, to vote on or to approve the merger agreement and the merger, our management likely will propose to adjourn the meeting until a later date and time to allow time to solicit additional proxy cards needed to establish a quorum or additional votes needed to approve the merger agreement and the merger. In that event, a proposal would be submitted to the shareholders represented at the special meeting to adjourn the meeting and reconvene it at a later date.

         Shareholders who sign a proxy card and return it to us will be authorizing the persons named as Community Bankshares' proxy agents to vote their shares according to the proxy agents' best judgment on matters incident to the conduct of the special meeting, including routine adjournments of the meeting. That authority will permit the proxy agents to vote shares in favor of an adjournment if a quorum is not present at the meeting, or if an adjournment is needed for most other purposes. However, that general authority may not permit the proxy agents to vote shares in favor of an adjournment for the purpose of soliciting additional votes needed to approve the merger agreement and the merger. Therefore, a separate proposal is included in the proxy card which accompanies this proxy statement in which you are asked to give instructions to the proxy agents on how your shares should be voted in the event a proposal is submitted to adjourn the meeting to allow additional time to solicit votes needed to approve the merger agreement and the merger.

         If you vote in favor of this proposal, you will authorize the Community Bankshares proxy agents to vote your shares in favor of one or more adjournments of the special meeting for up to a total of 120 days, if necessary, to allow additional time to solicit votes needed to approve the merger agreement and merger. The general authority given to the proxy agents in your proxy card to vote your shares on matters incident to the conduct of the special meeting will authorize them to vote your shares according to their best judgment on adjournments for any other reason.

          Our board of directors recommends that you vote "FOR" the proposal to authorize adjournment of the special shareholders' meeting to allow time for the further solicitation of proxies to approve the merger agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table shows, as of August 8, 2008, the number and percentage of outstanding shares beneficially owned by (i) each of our directors, (ii) each person who was named in the Summary Compensation Table of the proxy statement relating to our 2008 Annual Meeting of Shareholders, and
(iii) all of our executive officers and directors as a group. We do not know of anyone who owns more than 5% of our outstanding common stock. Except as indicated in the footnotes to the table, each person named has sole voting and dispositive power with respect to the shares shown.


Name of Beneficial Owner                  Amount and Nature of        % of Class
                                          Beneficial Ownership
------------------------                  --------------------        ----------
E. J. Ayers, Jr. (1)                            80,590                   1.82%
Alvis J. Bynum (2)                              32,685                       *
Anna O. Dantzler (3)                            90,500                   2.03%
Thomas B. Edmunds (4)                           20,000                       *
Samuel L. Erwin (5)                             37,595                       *
Charles E. Fienning (6)                         17,147                       *
Henrietta C. Guthrie (7)                         4,436                       *
Richard L. Havekost (8)                         41,150                       *
J. V. Nicholson, Jr.  (9)                      135,000                   3.03%
Samuel F. Reid, Jr. (10)                        52,792                   1.20%

Name of Beneficial Owner                  Amount and Nature of        % of Class
                                          Beneficial Ownership
------------------------                  --------------------        ----------
Charles P. Thompson, Jr. (11)                   30,823                       *
William W. Traynham (12)                        64,531                   1.45%
Wm. Reynolds Williams (15)                      11,686                       *
J. Richard Williamson(14)                       25,042                       *
Michael A. Wolfe (15)                           58,637                   1.31%
All executive officers and
directors as a group (18 persons) (16)         732,994                  16.02%
*Less than one percent

(1) Includes 1,680 shares owned by Nancy R. Ayers, Mr. Ayers' wife; and 5,000 shares subject to stock options which are currently exercisable.
(2) Includes 5,874 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 7,150 shares subject to stock options which are currently exercisable.
(3) Includes 10,500 shares held jointly with Charlton Ardis, Mrs. Dantzler's son; and 10,250 shares subject to stock options which are currently exercisable.
(4)  Includes 10,000 shares held by Lucy Edmunds, Mr. Edmunds' wife.
(5)  Includes 30,000 stock options which are currently exercisable.
(6)  Includes 5,361 shares owned by Suzanne S. Fienning, Mr. Fienning's wife.
(7) Includes 1,603 shares held in trust for Caroline R. Guthrie, Mrs. Guthrie's child.
(8) Includes 4,050 shares subject to stock options which are currently exercisable.
(9)  Includes 67,500 shares owned by Ellen Nicholson, Mr. Nicholson's wife.

(10) Includes 14,052 shares held by Mr. Reid as trustee for his children; 16,800 shares owned by Rosa G. Reid, Mr. Reid's wife; and 10,250 shares subject to stock options which are currently exercisable.
(11) Includes 68 shares owned jointly with Cheri Thompson, Mr. Thompson's wife.
(12) Includes 18,436 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 15,250 shares subject to stock options which are currently exercisable. Of the total shares shown as beneficially owned by Mr. Traynham, 15,000 shares are pledged as collateral.
(13) Includes 6,650 shares owned jointly with Mary T. Williams, Mr. Williams' wife, and 4,220 shares held in a defined benefit plan.
(14) Includes 1,284 shares held in trust for Dr. Williamson's children.
(15) Includes 2,537 shares owned by Mr. Wolfe's wife, Joye McGrady Wolfe, as custodian for their children; and 15,250 shares subject to stock options which are currently exercisable.
(16) Includes 132,400 shares subject to stock options which are currently exercisable.


          BUSINESS OF COMMUNITY BANKSHARES AND COMMUNITY RESOURCE BANK

Organization

         Community Bankshares is a South Carolina corporation and a bank holding company. Community Bankshares commenced operations on July 1, 1993, upon effectiveness of the acquisition of the Orangeburg National Bank as a wholly-owned subsidiary. In June 1996, Community Bankshares acquired all the stock of Sumter National Bank. In July 1998 Community Bankshares acquired all the stock of Florence National Bank. In July 2002, Community Bankshares acquired by merger Ridgeway Bancshares, Inc., the parent company of the former Bank of Ridgeway.

         Orangeburg National Bank was chartered in 1987 as a national bank, and operated from two offices located in Orangeburg, South Carolina. Sumter National Bank, a national bank, was chartered in 1996 and operated from two offices located in Sumter, South Carolina. Florence National Bank, a national bank, was chartered in 1998 and operated from two offices located in Florence, South Carolina. Bank of Ridgeway, a South Carolina state-chartered bank organized in 1898, operated from one office in Ridgeway, one office in Winnsboro, and one office in Blythewood, South Carolina. In November 2001, Community Bankshares acquired all the common stock of Resource Mortgage Inc., a Columbia, South Carolina based mortgage company, and subsequently renamed it Community Resource Mortgage, Inc.

         In  August  2006,  Orangeburg  National  Bank's  name  was  changed  to
Community Resource Bank, N.A., and in October 2006, Sumter National Bank, Florence National Bank and Bank of Ridgeway were merged into Community Resource Bank. Effective in January 2007, the operations of the mortgage company became a division of Community Resource Bank, and Community Bankshares has continued to conduct mortgage loan origination operations under the name "Community Resource Mortgage, a division of Community Resource Bank" (the "Mortgage Division"). Community Resource Mortgage, Inc. remains a separate corporate entity and wholly-owned subsidiary of Community Bankshares, but with only limited assets and activities. Community Resource Bank and the Mortgage Division now operate in four geographical regions in South Carolina: Orangeburg, Sumter, Florence and the Midlands (Fairfield and Richland counties).

         Community   Resource  Bank  organized   Community   Resource  Financial
Services, Inc., as a wholly-owned financial subsidiary in 2002 for the purpose of engaging in sales of securities and insurance products.

Business of banking

         Community Resource Bank offers a full array of commercial bank services. Deposit services include business and personal checking accounts, NOW accounts, savings accounts, money market accounts, various term certificates of deposit, IRA accounts, and other deposit services. The Federal Deposit Insurance Corporation insures deposits up to applicable limits. Most of Community Resource Bank's deposits are attracted from individuals and small to medium sized businesses.

         Community Resource Bank offers secured and unsecured, short-to-intermediate term loans, with floating and fixed interest rates for commercial and consumer purposes. Consumer loans include car loans, home equity improvement loans secured by first and second mortgages, personal expenditure loans, education loans, and the like. Commercial loans include short-term unsecured loans, short and intermediate term real estate mortgage loans, loans secured by listed stocks, loans secured by equipment, inventory, accounts receivable, and the like. Community Resource Bank does not and will not discriminate against any applicant for credit on the basis of race, color, creed, sex, age, marital status, familial status, handicap, or derivation of income from public assistance programs.

         Other services offered by Community Resource Bank include safe deposit boxes, night depository service, VISA and Master Card brand credit cards (through a correspondent), tax deposits, sale of U.S. Treasury bonds, notes and bills and other U. S. government securities (through a correspondent), twenty-four hour automated teller service, and consumer and commercial Internet banking services. The bank has ATMs that are part of the Star and Cirrus networks.

         The Mortgage Division provides a wide variety of one to four family residential mortgage loan products in the markets served by Community Resource Bank.

Competition

         The market for financial institutions in our various markets is highly competitive. Banks generally compete with other financial institutions through the banking services and products offered, the pricing of services, the level of service provided, the convenience and availability of services, and the degree of expertise and personal concern with which services are offered. Community
Resource Bank encounters strong competition from most of the financial institutions in its market areas.

         The primary market area for Community Resource Bank comprises generally the middle of the state and Pee Dee section of South Carolina (Fairfield, Orangeburg, Richland, Sumter and Florence counties). In the conduct of certain banking business, the bank also competes with credit unions, consumer finance companies, insurance companies, money market mutual funds, and other financial institutions, many of which are not subject to the same degree of regulation and restrictions imposed upon the bank. Many of these competitors have substantially greater resources and lending limits than the bank and offer certain services, such as international banking and trust services, which the bank does not provide. The bank believes, however, that its relatively small size and community banking orientation have permitted it to offer more personalized services than many of its competitors.

         At June 30, 2007, the latest date for which such data is presently available, Community Resource Bank was the 17th largest (of 107) FDIC insured financial institutions with offices in the state of South Carolina, based on deposits. At that date the bank had $486 million in deposits, which represented ..76% of the state's total FDIC insured deposits of $64 billion. In Orangeburg County, the bank competed with nine other FDIC insured institutions, in Sumter County eight, in Florence County 16, in Richland County 19, and in Fairfield County four. At June 30, 2007, the bank's Orangeburg offices had the second largest deposit share in Orangeburg; the bank's Sumter offices had the third largest deposit share in Sumter; the bank's Florence offices had the sixth largest deposit share in Florence; and the bank's Midlands offices had the largest deposit share in Fairfield County, and the 16th largest deposit share in Richland County.

         The Mortgage Division provides services from offices in Orangeburg, Richland, Sumter, and Florence, South Carolina, where it competes with hundreds of financial institutions and mortgage originators.

                           BUSINESS OF FIRST CITIZENS

         First Citizens Bank and Trust Company, Inc. is a South Carolina chartered bank that offers a complete array of commercial and retail banking services through its 170 banking offices located throughout South Carolina and in Georgia. In addition to the types of banking services offered by Community Resource Bank, First Citizens offers wealth management and trust and retirement services, as well as brokerage and investment services which are provided by an affiliate, First Citizens Securities Corporation. First Citizens is a wholly owned subsidiary of First Citizens Bancorporation, Inc., a South Carolina corporation registered as a bank holding company with the Board of Governors of the Federal Reserve. As of June 30, 2008, First Citizens had approximately $6.2 billion in total assets and, ranked by deposits at June 30, 2007, it was the fifth largest of 107 FDIC insured institutions with offices in South Carolina.

                                 OTHER BUSINESS

          We do not know of any other business to be presented at the special meeting. If any other matters are properly brought before the special meeting, however, the persons named as agents in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         In the event the merger is not completed and we hold an annual meeting of shareholders in 2009, if you wish to present a proposal for action at that 2009 annual meeting of shareholders, you must deliver the proposal to our President, William W. Traynham, at our executive offices, 102 Founders Court, Orangeburg, South Carolina, or mail it to Mr. Traynham at P.O. Box 2086, Orangeburg, South Carolina 29116-2086. If you wish for us to include any such proposal in our proxy statement and form of proxy for the 2009 Annual Meeting of Shareholders, you must send or deliver the proposal in time for Mr. Traynham to receive it no later than December 20, 2008. If any shareholder proposal is not received by Mr. Traynham by March 4, 2009, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the proposal is raised at the meeting. Only proper proposals that are timely received will be included in our proxy statement and proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Our SEC file number is 001-12341. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its Public Reference Room facilities at 100 F Street NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

                                   APPENDIX A

               AGREEMENT AND PLAN OF MERGER, DATED JUNE 25, 2008,
                                      AMONG
            COMMUNITY BANKSHARES, INC., COMMUNITY RESOURCE BANK, N.A.
                                       AND
                   FIRST CITIZENS BANK AND TRUST COMPANY, INC.

                          AGREEMENT AND PLAN OF MERGER



                                  BY AND AMONG


                           COMMUNITY BANKSHARES, INC.


                          COMMUNITY RESOURCE BANK, N.A.

                                       AND

                   FIRST CITIZENS BANK AND TRUST COMPANY, INC.


















                                  JUNE 25, 2008

                                TABLE OF CONTENTS

                                                                                                                    Page
                                   ARTICLE I.
                                   DEFINITIONS

                                   ARTICLE II.
                                   THE MERGER

2.01.    Nature of Transaction; Plan of Merger.....................................................................  6
2.02.    Effect of Merger; Surviving Corporation...................................................................  6
2.03.    Assets and Liabilities of CBI and CRB.....................................................................  6
2.04.    Conversion and Exchange of Stock..........................................................................  6
         (a)   Conversion of CBI Stock.............................................................................  6
         (b)   Cancellation of CRB Stock...........................................................................  7
         (c)   Exchange and Payment Procedures; Surrender of Certificates..........................................  7
         (d)   Lost Certificates...................................................................................  8
         (e)   Antidilutive Adjustments............................................................................  9
         (f)   Termination and Conversion of CBI Stock Awards......................................................  9

2.05.    Articles of Incorporation, Bylaws, and Management.........................................................  9
2.06.    Closing; Effective Time...................................................................................  9

                                  ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES OF
                                   CBI AND CRB

3.01.    Organization; Standing; Power.............................................................................10
3.02.    Capital Stock.............................................................................................10
3.03.    Principal Shareholders....................................................................................11
3.04.    Subsidiaries..............................................................................................11
3.05.    Convertible Securities, Options, Etc......................................................................11
3.06.    Authorization and Validity of Agreement...................................................................11
3.07.    Validity of Transactions; Absence of Required Consents or Waivers.........................................12
3.08.    Books and Records.........................................................................................12
3.09.    Reports to Regulatory Authorities.........................................................................12
3.10.    Consolidated Financial Statements.........................................................................13
3.11.    Tax Matters...............................................................................................14
3.12.    Absence of Changes or Certain Other Events................................................................16
3.13.    Absence of Undisclosed Liabilities........................................................................16
3.14.    Compliance with Existing Obligations......................................................................16
3.15.    Litigation and Compliance with Law........................................................................16
3.16.    Real Properties...........................................................................................17
3.17.    Loans, Accounts, Notes and Other Receivables..............................................................18
3.18.    Securities Portfolio and Investments......................................................................20
3.19.    Personal Property and Other Assets........................................................................21
3.20.    Intellectual Property.....................................................................................21
3.21.    Environmental Matters.....................................................................................21
3.22.    Absence of Brokerage or Finders Commissions...............................................................23
3.23.    Material Contracts........................................................................................23
3.24.    Employment Matters; Employee Relations....................................................................24
3.25.    Employment Agreements; Employee Benefit Plans.............................................................24
3.26.    Insurance.................................................................................................26
3.27.    Insurance of Deposits.....................................................................................27
3.28.    Indemnification Obligations...............................................................................27
3.29.    Disclosure and Accounting Controls........................................................................27
3.30.    Obstacles to Regulatory Approval..........................................................................28


                                   ARTICLE IV.
                      REPRESENTATIONS AND WARRANTIES OF FCB

4.01.    Organization; Standing; Power.............................................................................28
4.02.    Authorization and Validity of Agreement...................................................................28
4.03.    Validity of Transactions; Absence of Required Consents or Waivers.........................................29
4.04.    Financing.................................................................................................29
4.05.    Obstacles to Regulatory Approval..........................................................................29

                                   ARTICLE V.
                            COVENANTS OF CBI AND CRB

5.01.    Affirmative Covenants.....................................................................................29
         (a)   CBI Shareholders' Meeting; Proxy Statement; Recommendation..........................................29
         (b)   Conduct of Business Prior to Effective Time.........................................................30
         (c)   Periodic Financial and Other Information............................................................31
         (d)   Notice of Certain Changes or Events.................................................................34
         (e)   Accruals for Expenses and Other Accounting Matters..................................................34
         (f)   Loan Loss Reserve, Loan Repurchase Reserve, and Loan Charge-Offs....................................35
         (g)   Consents to Assignment of Contracts and Leases......................................................35
         (h)   Access..............................................................................................35
         (i)   Pricing of Deposits and Loans.......................................................................36
         (j)   Employment Agreements and Change in Control Severance Agreements....................................36
         (k)   Further Action; Instruments of Transfer.............................................................36
5.02.    Negative Covenants........................................................................................36
         (a)   Amendments to Articles of Incorporation or Bylaws...................................................36
         (b)   Change in Capitalization............................................................................36
         (c)   Sale or Issuance of Capital Stock or Other Securities...............................................37
         (d)   Purchase or Redemption of Shares....................................................................37
         (e)   Options, Warrants and Rights........................................................................37
         (f)   Dividends...........................................................................................37
         (g)   Employment, Benefit or Retirement Agreements or Plans...............................................37
         (h)   Increase in Compensation; Bonuses...................................................................38
         (i)   Accounting Practices; Independent Accountants.......................................................38
         (j)   Acquisitions; Additional Branch Offices.............................................................38
         (k)   Changes in Business Practices.......................................................................38
         (l)   Exclusive Agreement.................................................................................38
         (m)   Acquisition or Disposition of Assets................................................................39
         (n)   Debt; Liabilities...................................................................................40
         (o)   Liens; Encumbrances.................................................................................41
         (p)   Waiver of Rights....................................................................................41
         (q)   Other Contracts.....................................................................................41
         (r)   Deposit Liabilities.................................................................................41
         (s)   Changes in Lease Agreements.........................................................................41
         (t)   Actions by CRM, CFS, RIA and FNFS...................................................................42

                                   ARTICLE VI
                                COVENANTS OF FCB

6.01.    Employees; Employee Benefits..............................................................................42
         (a)   Employment of CRB Employees.........................................................................42
         (b)   Employee Benefits...................................................................................42
6.02.    Further Action; Instruments of Transfer...................................................................43
6.03     Notice of Certain Changes or Events.......................................................................43



                                  ARTICLE VII.
                          ADDITIONAL MUTUAL AGREEMENTS

7.01.    Regulatory Approvals......................................................................................43
7.02.    Information for Proxy Statement and Applications for Regulatory Approvals.................................43
7.03.    Announcements; Confidential Information...................................................................44
7.04.    Real Property Matters.....................................................................................46
7.05.    Director' and Officers' Liability Insurance...............................................................47
7.06.    Final Tax Return..........................................................................................47
7.07.    Expenses..................................................................................................48
7.08.    Employment and Change of Control Severance Agreements.....................................................48
7.09     Treatment of 401(k) Plan..................................................................................48
7.10     Equity Award Termination and Releases.....................................................................48
7.11     Deregistration of CBI Stock...............................................................................50
7.12     Satisfaction of Conditions to Regulatory Approvals........................................................50
7.13     Dissolution of RIA and FNFS...............................................................................50

                                  ARTICLE VIII.
                         CONDITIONS PRECEDENT TO MERGER

8.01.    Conditions to all Parties' Obligations....................................................................51
         (a)   Regulatory Approvals................................................................................51
         (b)   Adverse Proceedings, Injunction, Etc................................................................51
         (c)   Approval by Boards of Directors and Shareholders....................................................51
         (d)   Articles of Merger; Other Actions...................................................................52
8.02.    Additional Conditions to CBI's and CRB's Obligations......................................................52
         (a)   Material Adverse Change.............................................................................52
         (b)   Compliance with Laws................................................................................52
         (c)   FCB's Representations and Warranties and Performance of Agreements..................................52
         (d)   Legal Opinion of FCB's Counsel......................................................................52
         (e)   Other Documents and Information.....................................................................53
         (f)   Deposit of Merger Consideration.....................................................................53
         (g)   Fairness Opinion....................................................................................53
         (h)   No Termination or Abandonment.......................................................................53
8.03.    Additional Conditions to FCB's Obligations................................................................53
         (a)   Material Adverse Change.............................................................................53
         (b)   Compliance with Laws................................................................................53
         (c)   CBI's and CRB's Representations and Warranties and Performance of Agreements........................53
         (d)   Employment Agreements...............................................................................54
         (e)   Termination of CBI Stock Options....................................................................54
         (f)   Consents to Assignment; Estoppel Certificates.......................................................54
         (g)   Legal Opinion of CBI's Counsel......................................................................54
         (h)   Other Documents and Information.....................................................................54
         (i)   No Disadvantageous Conditions to Regulatory Approvals...............................................54
         (j)   No Termination or Abandonment.......................................................................55

                                   ARTICLE IX.
                          TERMINATION; BREACH; REMEDIES

9.01.    Mutual Termination........................................................................................55
9.02.    Unilateral Termination....................................................................................55
         (a)   Termination by FCB..................................................................................55
         (b)   Termination by CBI..................................................................................56
9.03.    Breach; Remedies; Expense Reimbursement...................................................................58
         (a)   Breach by CBI or CRB................................................................................58
         (b)   Breach by FCB.......................................................................................58
         (c)   Enforcement of Certain Agreements Following Termination.............................................58
9.04     Termination Fees..........................................................................................59
9.05     Method and Timing of Payments.............................................................................59


                                   ARTICLE X.
                                 INDEMNIFICATION

10.01.   Indemnification Following Termination of Agreement........................................................60
         (a)   By CBI and CRB......................................................................................60
         (b)   By FCB..............................................................................................60
         (c)  Procedure for Claiming Indemnification...............................................................61
10.02    Indemnification of CBI Directors and Officers.............................................................61

                                   ARTICLE XI.
                            MISCELLANEOUS PROVISIONS

11.01.   Survival of Certain Rights and Obligations Following Closing or Termination...............................62
11.02.   Inspection................................................................................................62
11.03.   Waiver....................................................................................................63
11.04.   Amendment.................................................................................................63
11.05.   Notices...................................................................................................63
11.06.   Further Assurance.........................................................................................64
11.07.   Headings and Captions.....................................................................................64
11.08.   Gender and Number.........................................................................................64
11.09.   Entire Agreement..........................................................................................64
11.10.   Severability of Provisions................................................................................64
11.11.   Assignment................................................................................................64
11.12.   Counterparts..............................................................................................64
11.13.   Governing Law.............................................................................................64

                                  AGREEMENT AND
                                 PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of the 25th day of June, 2008, by and among COMMUNITY BANKSHARES, INC. ("CBI"), COMMUNITY RESOURCE BANK, N.A. ("CRB"), and FIRST CITIZENS BANK AND TRUST COMPANY, INC. ("FCB").

         WHEREAS, CBI is a South Carolina business corporation with its principal office and place of business located in Orangeburg, South Carolina, and, by virtue of its being the owner of all the issued and outstanding shares of common stock of CRB, is a bank holding company registered as such with the Board of Governors of the Federal Reserve System; and,

         WHEREAS, CRB is a national banking association with its principal office and place of business located in Orangeburg, South Carolina, and is a wholly-owned subsidiary of CBI and the owner of all the issued and outstanding shares of common stock of Community Resource Financial Services, Inc. ("CFS"), Ridgeway Insurance Agency ("RIA"), and Florence National Financial Services, Inc. ("FNFS"), each of which is a South Carolina business corporation which has its principal office and place of business in South Carolina; and,

         WHEREAS, CBI also is the owner of all the issued and outstanding shares of common stock of Community Resource Mortgage, Inc. ("CRM"), which is a South Carolina business corporation which has its principal office and place of business in Columbia, South Carolina; and,

         WHEREAS, FCB is a South Carolina state-chartered bank with its principal office and place of business located in Columbia, South Carolina, and is a wholly-owned bank subsidiary of First Citizens Bancorporation, Inc. ("Bancorp"), which is a South Carolina business corporation and is a bank holding company registered as such with the Board of Governors of the Federal Reserve System; and,

         WHEREAS, FCB, CBI and CRB have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for CBI and CRB to be merged with and into FCB in the manner and upon the terms and conditions contained in this Agreement and the Plan of Merger attached as Exhibit A hereto; and,

         WHEREAS, to effectuate the foregoing, FCB, CBI and CRB desire to adopt this Agreement and Plan of Reorganization; and,

         WHEREAS, FCB's Board of Directors has approved this Agreement, and Bancorp has approved this Agreement in its capacity as FCB's sole shareholder; and,

         WHEREAS, CBI's and CRB's Boards of Directors have approved this Agreement, and CBI's Board of Directors has approved this Agreement in its capacity as CRB's sole shareholder and recommended approval of this Agreement to its shareholders.

         NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, FCB, CBI and CRB hereby adopt and make this Agreement and mutually agree as provided below.

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, certain of the capitalized terms used throughout this Agreement are listed below with their meanings as used herein.

         1.01. Acquisition Agreement and Acquisition Proposal. The terms "Acquisition Agreement" and "Acquisition Proposal" shall have the meanings assigned to them in Paragraph 5.02(l) of this Agreement.

         1.02. CBI Audited Financial Statements. The term "CBI Audited Financial Statements" means CBI's audited consolidated statements of financial condition as of December 31, 2007 and 2006, and its audited consolidated statements of income, shareholders' equity and cash flows for the three years ended December 31, 2007, 2006 and 2005, together with the notes thereto.

         1.03. CBI Companies. The term "CBI Companies" refers collectively to CBI, CRB, CRM and CFS.

         1.04. CBI DRIP. The term "CBI DRIP" means CBI's Dividend Reinvestment Plan.

         1.05. CBI Interim Financial Statements. The term "CBI Interim Financial Statements" means CBI's unaudited consolidated interim statements of financial condition as of March 31, 2008 and 2007, and its unaudited interim consolidated statements of income, shareholders' equity and cash flows for the three months ended March 31, 2008 and 2007, together with the notes thereto.

         1.06. CBI Material Change. The term "CBI Material Change" means a material adverse change in CBI's consolidated financial condition or results of operations (including the acceleration of any material obligation or indebtedness of CBI or CRB), in the prospects, businesses, investments, properties, Loan portfolio or operations of the CBI Companies considered as one entity, or in the ability of CBI or CRB to consummate the transactions described herein or to carry on CRB's business as presently conducted, or in FCB's ability to conduct CRB's business following the Merger, but shall not include any change resulting from (a) the execution or announcement of this Agreement, (b) any actions taken by FCB after the date hereof and prior to the Effective Time that relate to, or affect, the businesses of the CBI Companies, (c) compliance by CBI or CRB with the terms of this Agreement, (d) any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by this Agreement (including legal, accounting and financial advisory fees and disbursements), (e) general economic, industry or financial conditions or events that affect the banking industry as a whole, (f) the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which CBI or CRB is a party) that affect the banking industry as a whole, (g) acts of war or terrorism, or (h) a requirement imposed by any Regulatory Authority as described in Paragraph 7.12.

         1.07. CBI Material Effect. The term "CBI Material Effect" means a material adverse effect on the CBI Companies considered as one entity, on CBI's consolidated financial condition or results of operations, on the CBI Companies' (considered as one entity) prospects, businesses, investments, properties, Loan portfolio or operations, or on the ability of CBI or CRB to consummate the transactions described herein or to carry on CRB's business as presently conducted, or on FCB's ability to conduct CRB's business following the Merger, but shall not include any effect resulting from (a) the execution or announcement of this Agreement, (b) any actions taken by FCB after the date hereof and prior to the Effective Time that relate to, or affect, the businesses of the CBI Companies, (c) compliance by CBI or CRB with the terms of this Agreement, (d) any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by this Agreement (including legal, accounting and financial advisory fees and disbursements), (e) general economic, industry or financial conditions or events that affect the banking industry as a whole, (f) the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which CBI or CRB is a party) that affect the banking industry as a whole, (g) acts of war or terrorism, or (h) a requirement imposed by any Regulatory Authority as described in Paragraph 7.12.

         1.08. CBI Real Property. The term "CBI Real Property" means all real property owned or leased by any of the CBI Companies (including foreclosed real property) or in which any CBI Company holds a leasehold interest, in either case including improvements thereon.

         1.09. CBI Shareholders' Meeting. The term "CBI Shareholders' Meeting" shall have the meaning assigned to it in Paragraph 5.01(a) of this Agreement.

         1.10. CBI Stock. The term "CBI Stock" means the outstanding no par value common stock of CBI, whether in certificated or uncertificated book-entry form, and also including outstanding shares held by the administrator of the CBI DRIP for the accounts of participants in that plan, and outstanding shares covered by CBI RSAs.

         1.11. CBI Stock Award. The term "CBI Stock Award" means any and all options to purchase shares of CBI Stock (each, a "CBI Option"), awards of restricted shares of CBI Stock (each, a "CBI RSA"), stock appreciation rights relating to CBI Stock (each, a "CBI SAR"), and any other share-based awards pertaining or related to CBI Stock, that have been issued pursuant to CBI's 2007 Equity Plan, 1997 Stock Option Plan or any other share-based compensation plan maintained or provided by CBI or otherwise and that remain outstanding and unexercised (whether or not vested) at the Effective Time.

         1.12. CRB Stock. The term "CRB Stock" means the outstanding $5.00 par value common stock of CRB.

         1.13. Closing and Closing Date. The terms "Closing" and "Closing Date" shall have the meanings assigned to them in Paragraph 2.06 of this Agreement.

         1.14. Code. The term "Code" means the Internal Revenue Code of 1986, as amended.

         1.15. Commercially Reasonable Efforts. The term "Commercially Reasonable Efforts" means a party's best efforts in good faith; provided, however, that Commercially Reasonable Efforts shall not require (a) the expenditure of sums of money that are unreasonable under the circumstances or in relation to the significance to the transactions described in this Agreement of the action or result the party is required to use Commercially Reasonable Efforts to take or achieve, or (b) the initiation of a law suit against any person.

         1.16. Effective Time. The term "Effective Time" means the date and time at which the Merger shall become effective as specified in Articles of Merger executed by FCB and filed by it with the South Carolina Secretary of State as described in Paragraph 2.06 below in accordance with applicable law in order to effectuate the Merger of CBI and CRB into FCB.

         1.17. FCB Material Change. The term "FCB Material Change" means a material adverse change in or affecting Bancorp's consolidated financial condition or results of operations or in the ability of FCB to consummate the transactions described herein, but shall not include any change resulting from
(a) the execution or announcement of this Agreement, (b) compliance by FCB with the terms of this Agreement, (c) any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by this Agreement (including legal, accounting and financial advisory fees and disbursements), (d) general economic, industry or financial conditions or events that affect the banking industry as a whole, (e) the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which FCB is a party) that affect the banking industry as a whole,
(f) acts of war or terrorism, or (g) a requirement imposed by any Regulatory Authority as described in Paragraph 7.12.

         1.18. FCB Material Effect. The term "FCB Material Effect" means a material adverse effect on FCB and Bancorp considered as one entity, on Bancorp's consolidated financial condition or results of operations, or on the ability of FCB and Bancorp to consummate the transactions described herein, but shall not include any effect resulting from (a) the execution or announcement of this Agreement, (b) compliance by FCB with the terms of this Agreement, (c) any reasonable out-of-pocket costs or expenses associated with, relating to or arising from the transactions contemplated by this Agreement (including legal, accounting and financial advisory fees and disbursements), (d) general economic, industry or financial conditions or events that affect the banking industry as a whole, (e) the impact of laws, rules, regulations and court decisions (other than court decisions related to litigation in which FCB is a party) that affect the banking industry as a whole, (f) acts of war or terrorism, or (g) a requirement imposed by any Regulatory Authority as described in Paragraph 7.12.

         1.19. GAAP. The term "GAAP" means accounting principles generally accepted in the United States.

         1.20. Knowledge. The term "Knowledge of CBI" refers to facts, information, events or circumstances of which any of the respective executive officers of the CBI Companies are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

         The term "Knowledge of FCB" refers to facts, information, events or circumstances of which any of FCB's executive officers are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

         1.21. Lease Agreements. The term "Lease Agreements" shall have the meaning assigned to it in Section 3.16 of this Agreement.

         1.22. Loans. The term "Loans" means any and all (a) loans (whether held for investment or for resale) reflected as assets on the books and records of the CBI Companies, (b) loans sold by any of the CBI Companies to any third party investor, (c) lines of credit, letters of credit, accounts, notes, financing leases and other extensions of credit or receivables reflected as assets on the books and records of the CBI Companies, and (d) all unfunded commitments to make a Loan or issue or extend credit of any of the CBI Companies.

         1.23. Merger. The term "Merger" shall have the meaning assigned to it in Paragraph 2.01 of this Agreement.

         1.24. Merger Consideration. The term "Merger Consideration" shall have the meaning assigned to it in Paragraph 2.04(a) of this Agreement.

         1.25. Paying Agent. The term "Paying Agent" shall have the meaning assigned to it in Paragraph 2.04(c)(i) of this Agreement.

         1.26. Previously Disclosed. The terms "Previously Disclosed to FCB" and "Previously Disclosed to CBI" shall mean the disclosure of information by CBI and CRB to FCB, or by FCB to CBI and CRB, respectively, as of a date not more than ten days prior to the date of this Agreement, or, in the case of certain information, as of such other date as is specified herein, in a letter delivered by the disclosing party(ies) to the other party(ies) specifically referring to this Agreement and arranged in paragraphs corresponding to the Paragraphs, Subparagraphs and items of this Agreement applicable thereto. Information shall be deemed to have been Previously Disclosed for the purpose of a given Paragraph, Subparagraph or item of this Agreement only if a specific reference to that Paragraph, Subparagraph or item is made by the disclosing party(ies) in its above letter.

         1.27. Regulatory Authorities. The term "Regulatory Authorities" includes each and every federal, state or local governmental, regulatory, or judicial authority having jurisdiction over any of the CBI Companies or FCB, or any of their respective business operations, properties or assets, or the transactions described herein, including without limitation the South Carolina State Board of Financial Institutions, the Federal Deposit Insurance
Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of Richmond, the U.S. Department of Justice, and the SEC.

         1.28. SEC. The term "SEC" means the Securities and Exchange Commission.

         1.29. 1934 Act. The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

                                   ARTICLE II
                                   THE MERGER

         2.01. Nature of Transaction; Plan of Merger. Subject to the provisions of this Agreement, at the Effective Time CBI and CRB each simultaneously will be merged into and with FCB pursuant to Section 33-11-101, et. seq., of the Code of Laws of South Carolina, as amended (the "Merger"), as provided in the plan of merger (the "Plan of Merger") attached as Exhibit A to this Agreement.

         2.02. Effect of Merger; Surviving Corporation. At the Effective Time, and by reason of the Merger, the separate corporate existences of CBI and CRB shall cease while the corporate existence of FCB as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, FCB shall continue to operate as a South Carolina state-chartered bank and will conduct its business at the then legally established branch and main offices of FCB and CRB. The duration of the corporate existence of FCB, as the surviving corporation, shall be perpetual and unlimited.

         2.03. Assets and Liabilities of CBI and CRB. At the Effective Time, and by reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of CBI and CRB (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to CBI or CRB, whether tangible or intangible) shall be transferred to and vest in FCB, and FCB shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of CBI and CRB, all without any conveyance, assignment or further act or deed; and FCB shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of CBI and CRB as of the Effective Time.

         2.04. Conversion and Exchange of Stock.

                  (a) Conversion of CBI Stock. Except as otherwise provided in this Agreement, at the Effective Time all rights of CBI's shareholders with respect to all outstanding shares of CBI Stock shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share (not to exceed an aggregate of the 4,450,556 shares outstanding on the date of this Agreement, and up to 385,098 additional shares which could be issued prior to the Effective Time upon the exercise of CBI Options which have been issued prior to the date hereof and which shall not previously have been exercised, terminated or cancelled) shall be converted, without any action by CBI, FCB or any CBI shareholder, into the right to receive cash in the amount of $21.00 (the "Merger Consideration"), all in the manner and subject to the limitations described in this Agreement. Cash held by the administrator of the CBI DRIP at the Effective Time for the accounts of participants in that plan that have not been invested in CBI Stock shall be returned to those participants.

                  At the Effective Time, and without any action by FCB, CBI or any CBI shareholder, CBI's stock transfer books shall be closed and there shall be no further transfers of CBI Stock on its stock transfer books or the registration of any transfer of CBI Stock by any holder thereof, and the holders of CBI Stock shall cease to be, and shall have no further rights as, shareholders of CBI other than as provided in this Agreement. Following the Effective Time, CBI Stock shall evidence only the right of the registered holders thereof to receive the consideration into which their CBI Stock was converted at the Effective Time as provided in this Paragraph 2.04(a).

                  (b) Cancellation of CRB Stock. At the Effective Time, all outstanding shares of CRB Stock shall be cancelled, and no cash or other consideration shall be issued in exchange for or with respect to those shares.

                  (c)   Exchange   and   Payment   Procedures;    Surrender   of
Certificates.

                           (i) Prior to the Effective  Time, FCB shall designate
CBI's stock transfer agent, Registrar and Transfer Company, to act as agent for FCB and the holders of the CBI Stock in connection with the Merger (the "Paying Agent") and to receive in trust from FCB the aggregate Merger Consideration to which all holders of CBI Stock shall become entitled pursuant to Paragraph 2.04(a).

                           (ii) At the  Effective  Time,  FCB shall  deposit the
aggregate Merger Consideration with the Paying Agent. The Merger Consideration shall be held in trust for the benefit of the holders of CBI Stock and such cash shall not be used for any other purposes; provided, however, that, pending disbursement of the Merger Consideration to CBI's shareholders, FCB may direct the Paying Agent to invest such cash in obligations of or guaranteed by the United States of America, in commercial paper obligations receiving the highest rating from Standard & Poor's Corporation, or in certificates of deposit of domestic commercial banks (collectively, the "Permitted Investments"), or in money market funds which are invested solely in Permitted Investments, any of which Permitted Investments shall have a maturity that will not prevent or delay payments to be made pursuant to Paragraph 2.04(a) and this Paragraph 2.04(c). All interest, dividends or other income on the invested funds shall belong solely to FCB. If for any reason (including losses on invested funds) the funds held by the Paying Agent are inadequate to pay the amounts to which the holders of CBI Stock shall be entitled under Paragraph 2.04(a), FCB shall be liable for the payment thereof.

                           (iii) As promptly as practicable  after the Effective
Time, FCB shall cause to be mailed to each record holder, as of the Effective Time, whose shares of CBI Stock were converted pursuant to Paragraph 2.04(a) into the right to receive the Merger Consideration, a letter of transmittal (in such form and having such other provisions as FCB may reasonably specify), together with instructions for effecting the surrender of CBI Stock in exchange for the Merger Consideration.

                           Upon  a CBI  shareholder's  surrender  to  FCB or its
Paying Agent of all certificates representing his, her or its CBI Stock ("CBI Certificates"), together with a letter of transmittal duly executed and completed in accordance with the instructions thereto and such additional information as FCB or the Paying Agent shall reasonably request, and verification of the status and ownership of those shares by Registrar and Transfer Company in its capacity as registrar and transfer agent for CBI Stock, the Paying Agent shall promptly deliver a check or, if agreed upon by the Paying

Agent, make an electronic transfer, to that CBI shareholder, in exchange for his, her or its CBI Stock, in the aggregate amount of the Merger Consideration into and for which his, her or its CBI Stock has been converted and exchanged, without any interest thereon, and those CBI Certificates shall be canceled. Delivery of CBI Certificates shall not be considered to have been effected, and the risk of loss of a CBI Certificate shall not be considered to have passed to FCB, until the CBI Certificates shall have been actually delivered to FCB, or to the Paying Agent, with a properly completed letter of transmittal, in accordance with the instructions provided by FCB as provided above.

                           With   respect   to  CBI   Stock  in   uncertificated
book-entry form ("Uncertificated CBI Stock"), upon a CBI shareholder's delivery to FCB or the Paying Agent of a letter of transmittal duly executed and completed in accordance with the instructions thereto and such additional information as FCB or the Paying Agent shall reasonably request, and verification of the status and ownership of those shares by Registrar and Transfer Company in its capacity as registrar and transfer agent for CBI Stock, the Paying Agent shall promptly deliver a check or, if agreed upon by the Paying Agent, make an electronic transfer, to that CBI shareholder in exchange for his, her or its Uncertificated CBI Stock, for the aggregate amount of the Merger Consideration into and for which his, her or its Uncertificated CBI Stock has been converted and exchanged, without any interest thereon, and that CBI Stock shall be canceled, Constructive delivery of Uncertificated CBI Stock shall not be considered to have been effected or to have passed to FCB until a properly completed letter of transmittal indicating that the holder's shares are Uncertificated CBI Stock shall have been actually delivered to FCB, or to the Paying Agent, in accordance with instructions by FCB as provided above.

                           (iv) At any time  following the one-year  anniversary
of the Effective Time, FCB shall be entitled to require the Paying Agent to deliver to it any portion of the Merger Consideration (including any interest received with respect thereto) previously deposited by FCB with, but which has not been disbursed by, the Paying Agent, and, thereafter, any CBI shareholders who have not yet surrendered their CBI Certificates, or complied with the delivery requirements for Uncertificated CBI Stock, as described in Paragraph 2.04(c)(iii) above, shall be entitled to look to FCB only as a general creditor thereof with respect to the Merger Consideration into which their CBI Stock has been converted. Upon any such CBI shareholder's later surrender of his, her or its CBI Certificates to FCB or the Paying Agent, with a properly completed letter of transmittal, in accordance with the instructions provided by FCB, or that shareholder's compliance with the delivery requirements for Uncertificated CBI Stock, in either case as described in Paragraph 2.04(c)(iii) above, FCB shall promptly deliver to that CBI shareholder, in exchange for his, her or its CBI Stock, a check drawn for the aggregate amount of the Merger Consideration into and for which his, her or its CBI Stock has been converted and exchanged, without any interest thereon, and any CBI Certificates shall be cancelled; provided, however, that, notwithstanding anything contained in this Agreement to the contrary, neither FCB nor the Paying Agent shall be liable to any holder of CBI Stock for Merger Consideration which previously has been delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. In no event shall any CBI shareholder receive or be entitled to interest on the Merger Consideration to which he, she or it is entitled for any period before or after the Effective Time.

                  (d) Lost Certificates. CBI shareholders whose CBI Certificates have been lost, destroyed, stolen, or are otherwise missing shall be entitled to receive the Merger Consideration to which they are entitled in accordance and upon compliance with conditions imposed by FCB pursuant to applicable law, including the requirement that the shareholders provide an affidavit with respect to the loss, destruction or theft of their CBI Certificates, and an indemnification agreement and surety bond (or other indemnification satisfactory to FCB in its sole discretion) in such sum and on such terms as FCB may direct against any claims made against FCB with respect to shares of CBI Stock represented by the CBI Certificates claimed to have been lost, destroyed or stolen.

                  (e) Antidilutive Adjustments. If, prior to the Effective Time, CBI shall declare any dividend payable in shares of CBI Stock or other securities or shall subdivide, split, reclassify or combine the presently outstanding shares of CBI Stock, then an appropriate and proportionate adjustment shall be made in the amount of Merger Consideration into which each share of CBI Stock will be converted at the Effective Time pursuant to this Agreement.

                  (f) Termination and Conversion of CBI Stock Awards. Immediately prior to the Effective Time, each CBI Option and CBI SAR that remains outstanding and has not been exercised shall terminate and the rights of the holder of that CBI Stock Award shall be converted, without any action by CBI, FCB or such holder, into the right to receive a cash payment in an amount, and in the manner and subject to the limitations, described in Paragraph 7.10 of this Agreement.

         2.05 Articles of Incorporation, Bylaws and Management. The Articles of Incorporation and Bylaws of FCB in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of FCB as the surviving corporation in the Merger. The directors of FCB in office at the Effective Time shall constitute the Board of Directors of FCB as the surviving corporation in the Merger and shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. The officers of FCB in office at the Effective Time shall continue to serve in their same positions as officers of FCB as the surviving corporation in the Merger until removed as provided by law or until the election or appointment of their respective successors.

         2.06. Closing; Effective Time. The consummation and closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of FCB in Columbia, South Carolina, or at such other place as FCB shall designate, on a date mutually agreeable to FCB and CBI (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger by governmental or regulatory authorities). At the Closing, FCB, CBI and CRB shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under South Carolina law) as are required in this Agreement and as otherwise shall be required by law to consummate the Merger and cause it to become effective.

                  Subject to the terms and conditions set forth in this Agreement, the Effective Time of the Merger shall be the date and time specified in Articles of Merger filed with the South Carolina Secretary of State in accordance with applicable law; provided, however, that the Effective Time shall in no event be more than three business days following the Closing Date.

                                  ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES OF
                                   CBI AND CRB

                  Except as otherwise specifically provided in this Agreement or as Previously Disclosed to FCB, CBI and CRB each hereby make the following representations and warranties to FCB. Additionally, CBI and CRB each hereby makes the representations contained in Paragraphs 3.13, 3.15, 3.16, 3.21, 3.23,
3.25 and 3.28 regarding each of RIA and FNFS to the same extent as if those two companies were included within the term "CBI Companies."

                  3.01.    Organization; Standing; Power.

                           (a) CBI is duly organized and  incorporated,  validly
existing and in good standing as a business corporation under the laws of South Carolina.

                           (b)  CRB is duly  organized  and  chartered,  validly
existing and in good standing as a national banking association under the laws of the United States of America.

                           (c)  CRM  and  CFS   each  is  duly   organized   and
incorporated, validly existing and in good standing as a business corporation under the laws of South Carolina.

                           (d) Each of the CBI  Companies  (i) has all requisite
power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (ii) is duly qualified to do business and is in good standing in each jurisdiction in which it owns, leases or operates properties of a character, or in which it transacts business of a nature, that makes such qualification necessary, except where failure so to qualify would not have a CBI Material Effect; and (iii) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a CBI Material Effect.

                  3.02.    Capital Stock.

                           (a)  CBI's  authorized   capital  stock  consists  of
12,000,000 shares of CBI Stock, of which 4,450,556 shares are issued and outstanding.

                           (b)  CRB's  authorized   capital  stock  consists  of
3,000,000 shares of CRB Stock, of which 3,000,000 shares are issued and outstanding. All outstanding shares of CRB Stock are owned, beneficially and of record, by CBI.

                           (c)  CRM's  authorized   capital  stock  consists  of
100,000 shares of no par value common stock ("CRM Stock"), of which 1,000 shares are issued and outstanding. All outstanding shares of CRM Stock are owned, beneficially and of record, by CBI.

                           (d)  CFS's  authorized   capital  stock  consists  of
100,000 shares of no par value common stock ("CFS Stock"), of which 1,000 shares are issued and outstanding. All outstanding shares of CFS Stock are owned, beneficially and of record, by CRB.

                           (e)  None  of  the  CBI   Companies   has  any  other
authorized or outstanding shares of capital stock. Each outstanding share of CBI Stock, CRB Stock, CRM Stock and CFS Stock (i) has been duly authorized and is validly issued and outstanding, fully paid and, except as provided in Section 55 of the National Bank Act in the case of CRB Stock, nonassessable, and (ii) has not been issued in violation of the preemptive rights of any shareholder.

                  3.03. Principal Shareholders. To the Knowledge of CBI, no person or entity directly or indirectly owns, beneficially or of record, more than 5% of the outstanding shares of CBI Stock.

                  3.04. Subsidiaries. With the exception of SCB Capital Trust I which is a limited purpose, unconsolidated subsidiary of CBI, and except as Previously Disclosed or otherwise described in this Agreement, none of the CBI Companies has any subsidiaries, direct or indirect; and, except for equity securities included in their investment portfolios on May 31, 2008, as Previously Disclosed to FCB, none of them own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity.

                  3.05. Convertible Securities, Options, Etc. With the exception of CBI Options issued under CBI's 2007 Equity Plan and 1997 Stock Option Plan covering an aggregate of 385,098 shares of CBI Stock, and CBI RSAs issued under CBI's 2007 Equity Plan covering an aggregate of 13,200 shares of CBI Stock, there are no outstanding, (a) securities or other obligations (including debentures or other debt instruments) issued by any of the CBI Companies which are convertible into shares of their capital stock or any other securities issued by any of them, (b) options, warrants, rights, calls or other commitments of any nature which entitle any person or entity to receive or acquire from them any shares of capital stock of any of the CBI Companies or any other securities of issued by any of them, or (c) plan, agreement or other arrangement pursuant to which shares of capital stock of any of the CBI Companies or any other securities issued by any of them, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of any of them, have been or may be issued by any of them.

                  3.06. Authorization and Validity of Agreement. This Agreement has been duly and validly approved by CBI's and CRB's respective Boards of Directors and by CBI as the sole shareholder of CRB. Subject only to approval of this Agreement by the shareholders of CBI in the manner required by law and receipt of required approvals of Regulatory Authorities, (a) CBI and CRB each has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement, (b) all corporate proceedings and approvals required to authorize CBI and CRB to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained, and (c) this Agreement constitutes the valid and binding agreement of each of CBI and CRB and is enforceable against each of them in accordance with its terms (except to the extent enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (ii) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (iii) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

                  3.07. Validity of Transactions; Absence of Required Consents or Waivers. Subject only to approval of this Agreement by CBI's shareholders in the manner required by law and receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by CBI or CRB with any of its or their obligations or agreements contained herein, nor any action or inaction by CBI or CRB required herein, will: (a) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, CBI's Articles of Incorporation or CRB's Articles of Association, or their respective Bylaws, or any contract, agreement, lease, mortgage, note, bond, indenture, license, obligation or understanding (oral or written) to which either of them is bound or the business, capital stock, properties or assets of either of them is subject; (b) result in the creation or imposition of any lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of CBI or CRB; (c) violate any applicable federal or state statute, law, rule, or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body; or (d) result in the acceleration of any obligation or indebtedness of CBI or CRB.

                  No consents,  approvals or waivers are required to be obtained from any person or entity in connection with CBI or CRB's execution and delivery of this Agreement, or the performance of their obligations or agreements, or the consummation of the transactions, described herein, except for required approvals of CBI's shareholders and Regulatory Authorities.

                  3.08. Books and Records. The CBI Companies' respective business records, books of account, and management information and data systems
(a) have been maintained in compliance with all applicable legal, regulatory and accounting requirements, and such books and records are complete and reflect accurately in all material respects their respective assets and items of income and expense, and all transactions and dispositions of assets, and (b) are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the CBI Companies or CBI's independent accountants and consultants (including all means of access thereto and therefrom).

                  The CBI Companies' respective minute books are complete and accurately reflect in all material respects all corporate actions which their respective shareholders, boards of directors, and all committees thereof, have taken during the time periods covered by such minute books.

                  3.09.    Reports to Regulatory Authorities.

                           (a) Since January 1, 2003, the CBI Companies each has
timely filed all reports, registrations and statements and other filings, together with any amendments required to be made with respect thereto, that either of them was required to file with any Regulatory Authority (collectively, the "CBI Reports"). Each CBI Report complied in all material respects with all applicable statutes applicable thereto, and to all rules and regulations enforced or promulgated by the Regulatory Authorities with which it was filed, and, at the time it was filed (or if amended or superseded by a subsequent filing prior to the date of this Agreement, then on the date of that subsequent filing) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) CBI has Previously Disclosed to FCB copies of all
comment letters received by any of the CBI Companies from any Regulatory Authority since December 31, 2003, regarding any CBI Report, together with the CBI Companies' responses to such comment letters. Except as described in those comment letters, none of the CBI Companies have been notified by any Regulatory Authority that any such CBI Report was deficient in any material respect as to form or content.

                           (c) None of CRB,  CRM or CFS is  required to file any
report, registration, statement or other filing with the Securities and Exchange Commission (the "SEC") or with any other Regulatory Authority pursuant to any federal or state laws pertaining to the purchase, sale or issuance of securities or the regulation thereof or the market therefor which has not been filed.

                           (d)  CBI's  officers  who  serve  as  its  "principal
executive officer" and "principal financial officer" (as those terms are defined in the SEC's rules and regulations) have made, and CBI has furnished to the SEC, all certifications with respect to CBI Reports filed with the SEC under the 1934 Act that were required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and rules and regulations of the SEC thereunder, and those certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn. Neither CBI nor any of its officers has received notice from the SEC questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

                  3.10. Consolidated Financial Statements. CBI has Previously Disclosed to FCB copies of the CBI Audited Financial Statements and the CBI Interim Financial Statements. The CBI Audited Financial Statements and CBI Interim Financial Statements (a) comply as to form in all material respects with the applicable published rules and regulations of Regulatory Authorities with respect thereto, (b) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, (c) are in accordance with the CBI Companies' books and records, and (d) present fairly in all material respects CBI's consolidated financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein (except to the extent that the CBI Interim Financial Statements are subject to normal and recurring year-end adjustments that are not expected to be material in amount or effect, except as indicated in such interim financial statements or notes thereto). The CBI Audited Financial Statements have been audited by J. W. Hunt & Company LLP which serves as CBI's independent registered public accounting firm, as evidenced by that firm's report included therein.

                  3.11.    Tax Matters.

                           (a)  For  purposes  of  this   Paragraph   3.11,  the
following definitions shall apply:

                                    "Regulations" means the Treasury Regulations
(including Temporary Regulations) promulgated by the United States Department of Treasury with respect to the Code or other federal tax statutes.

                                    "Tax" or "Taxes"  means any and all federal,
state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the tax liability of any other Person (or any predecessor or successor thereof or any analogous or similar provision under Law).

                                    "Tax  Returns"  means  any and all  returns,
reports and forms (including elections, declarations, amendments, schedules, information returns or attachments thereto) required to be filed with a Governmental Authority with respect to Taxes

                           (b)  Each  of the CBI  Companies  has  filed  all Tax
Returns that it was required to file under applicable laws and regulations. All such Tax Returns were correct and complete in all material respects. All Taxes due and owing by any of the CBI Companies (whether or not shown on any Tax
Return) have been fully and timely paid. None of the CBI Companies is the beneficiary of any extension of time within which to file any Tax Return which has not been filed. No claim has ever been made by an authority in a jurisdiction where any of the CBI Companies does not file Tax Returns that any of them is or may be subject to taxation by that jurisdiction. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of any of the CBI Companies.

                           (c) Each of the CBI  Companies  has withheld and paid
all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                           (d) CBI has Previously Disclosed to FCB a list of all
federal, state, local, and foreign income Tax Returns filed with respect to any of the CBI Companies that are the subject of an ongoing audit. None of the CBI Companies, nor any director or officer (or employee responsible for Tax matters) of any of them, expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. No foreign, federal, state, or local tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to any of the CBI Companies, and none of them has received from any foreign, federal, state, or local taxing authority (including jurisdictions where they have not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review or (ii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority against any of the CBI Companies.

                           (e) None of the CBI  Companies has waived any statute
of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                           (f)  None  of the CBI  Companies  has  been a  United
States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii). Each of the CBI Companies has disclosed on its respective federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code ss.6662. None of the CBI Companies has any liability for the Taxes of any person under Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                           (g) The  aggregate  unpaid Taxes of the CBI Companies
(i) did not, as of the most recent fiscal quarter end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet delivered to the FCB (rather than in any notes thereto), and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the CBI Companies in filing their Tax Returns. Since the date of the most recent balance sheet delivered to FCB, none of the CBI Companies has incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, outside the ordinary course of business consistent with past custom and practice.

                           (h) None of the CBI  Companies  will be  required  to
include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

                                    (A)  change in method  of  accounting  for a
taxable period ending on or prior to the Closing Date;

                                    (B) "closing agreement" as described in Code
ss.7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;

                                    (C)  installment  sale or  open  transaction
disposition made on or prior to the Closing Date; or

                                    (D) prepaid  amount  received on or prior to
the Closing Date.

                           (i) None of the CBI Companies has  distributed  stock
of another Person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Code ss.355.

                           (j) Each of the CBI Companies currently is an accrual
basis taxpayer.

                   3.12.   Absence of Changes or Certain Other Events.

                           (a)  Since  December  31,  2007,   each  of  the  CBI
Companies has conducted its business only in the ordinary course, and there has been no CBI Material Change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, individually or in the aggregate, and with the lapse of time or otherwise, may or could cause, create or result in a CBI Material Change.

                           (b) Since  December 31, 2007, and except as described
in Paragraph 3.13 below, none of the CBI Companies has incurred any material liability, engaged in any material transaction, increased the salaries, compensation or general benefits payable or provided to its employees (with the exception of routine increases in the salaries of employees effected by CRB at such times and in such amounts as is consistent with its past practices and its salary administration and review policies and procedures in effect prior to September 30, 2007), suffered any material loss, destruction, or damage to any of its properties or assets, or made a material acquisition or disposition of any assets, or entered into any material contract or lease.

                  3.13. Absence of Undisclosed Liabilities. Except as reflected in the CBI Interim Financial Statements, none of the CBI Companies has any material liability or obligation, whether matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (a) increases in CRB's deposit accounts in the ordinary course of its business since December 31, 2007, or (b) unfunded commitments to make, issue or extend loans, lines of credit, letters of credit or other extensions of credit entered into in the ordinary course of CRB's business and in accordance with its normal lending policies and practices and which, either individually or in the aggregate, do not exceed the lesser of amounts which are consistent with CRB's lending practices prior to the date of this Agreement or the maximum amounts permitted by applicable banking regulations

                  3.14. Compliance with Existing Obligations. Each of the CBI Companies has performed in all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its Articles of Incorporation or Association, as applicable, Bylaws and/or any material contract, agreement, lease, mortgage, note, bond, indenture, license, obligation, understanding or other undertaking (whether oral or written) to which it is bound or by which its business, operations, capital stock, properties or assets are subject.

                  3.15. Litigation and Compliance with Law.

                           (a)  There  are  no  actions,  suits,   arbitrations,
controversies or other proceedings or investigations or, to the Knowledge of CBI, any facts or circumstances which reasonably could be expected to result in such, including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Knowledge of CBI, threatened, contemplated or probable of assertion, against any of the CBI Companies or any person in his or her capacity as a director or officer of any of the CBI Companies, or any of their respective properties or assets, or otherwise relating to or affecting any of the CBI Companies or their respective businesses or assets.

                           (b)  Each of the  CBI  Companies  has  all  licenses,
permits, orders, and authorizations or approvals ("Permits") of all Regulatory Authorities and all other federal, state, local or foreign governmental or regulatory agencies, that are required by law or regulation and that are material to or necessary for the conduct of its business or for it to own, lease and operate its properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Knowledge of CBI, threatened or probable of assertion, to suspend, cancel, revoke or limit any Permit except in cases in which the failure to obtain or maintain in force any such Permit, or the violation thereof, will not have a CBI Material Effect.

                           (c)  None  of the CBI  Companies  is  subject  to any
supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority relating to its financial condition, directors or officers, employees, operations, capital, public disclosure and reporting, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against any of the CBI Companies which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice; and, to the Knowledge of CBI, no Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

                           (d)  None of the CBI  Companies  is in  violation  or
default in any material respect under, and each of them has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Regulatory Authority. To the Knowledge of CBI, no person or authority has asserted a claim, and, to the Knowledge of CBI, there is no reasonable basis for any claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

                           (e) CBI has  complied,  and is in  compliance  in all
material respects, with the listing requirements, including all corporate governance requirements, of The American Stock Exchange.

                  3.16.    Real Properties.

                           CBI  has  Previously  Disclosed  to FCB a list of all
parcels of CBI Real Property, together with true and complete copies of all lease agreements pertaining to each parcel of CBI Real Property in which any of them has a leasehold interest ("Lease Agreements"). Neither RIA nor FNFS owns or leases any real property.

                           (a) With respect to each parcel of CBI Real  Property
owned by any of the CBI Companies, that company has good and marketable fee simple title to that CBI Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially and adversely affect the economic value or marketability of that CBI Real Property or materially detract from, interfere with or restrict the present or future use of that CBI Real Property for the purposes for which it currently is used.

                           (b) With respect to each parcel of CBI Real  Property
in which any of the CBI Companies holds a leasehold interest, (i) that company has unconditionally accepted occupancy of and currently is occupying that property; (ii) the lease term, commencement date, expiration date, renewal terms, and current rent applicable to that parcel is as set forth in the Lease Agreement pertaining to it; (iii) the Lease Agreement pertaining to that parcel is in full force and effect and has not been modified or amended; (iv) the terms and conditions of the Lease Agreement pertaining to that parcel will continue without modification notwithstanding the Merger, and the Merger will not be deemed to be a transfer or assignment in violation of or otherwise to violate the Lease Agreement, to require the approval or consent of the landlord under the Lease Agreement, or to prevent the exercise of, or result in the loss of, any right or option to renew or extend the Lease Agreement or to purchase that parcel; (v) that company has performed all of the lessee's obligations (including the payment of rent) under the Lease Agreement pertaining to that parcel, and no event of default by it exists or has occurred under that Lease Agreement (including without limitation any default that would prevent the exercise of or result in the loss of any right or option to renew or extend the Lease Agreement or to purchase that parcel); and (vi) to the Knowledge of CBI, the lessor of that parcel has performed all of the lessor's obligations under the Lease Agreement pertaining to that parcel, and no event of default by the lessor exists or has occurred under that Lease Agreement.

                           (c) Each parcel of CBI Real Property  complies in all
material respects with all applicable federal, state and local laws, regulations, ordinances, or orders of any governmental or regulatory authority, including without limitation those relating to zoning, building and use permits and the Americans with Disabilities Act. The parcels of CBI Real Property upon which CRB's banking offices are situated, or which otherwise are used by any of the CBI Companies in conjunction with its respective business, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

                           (d) With respect to each parcel of CBI Real  Property
that currently is used by any of the CBI Companies as an office, (i) all improvements and fixtures included in or on that CBI Real Property are in satisfactory condition and repair and performing the functions and operations for which they were designed, ordinary wear and tear excepted, and (ii) there does not exist any condition which materially and adversely affects the economic value or marketability of that CBI Real Property or materially detracts from, interferes with or restricts its present or future use of that CBI Real Property or those improvements and fixtures for the purposes for which they currently are used.

                  3.17.    Loans, Accounts, Notes and Other Receivables

                           (a)  All  Loans   reflected  as  assets  on  the  CBI
Companies' books and records or which have been sold by any of them (i) have resulted from bona fide business transactions in the ordinary course of their respective operations, (ii) were made in all material respects in accordance with their standard practices and procedures, and (iii) in the case of Loans reflected as assets on their books, are owned by them free and clear of all liens, encumbrances, assignments, repurchase agreements or other exceptions to title, or the ownership or collection rights of any other person or entity, except for liens granted to the Federal Home Loan Bank of Atlanta to secure advances to CRB in the ordinary course of its business.

                           (b) All records of the CBI  Companies  regarding  all
outstanding Loans (including Loans reflected as assets on their books and records, and Loans which have been sold by any of them), and all foreclosed CBI Real Property and other collateral for Loans owned by the CBI Companies, are accurate in all material respects, and each Loan which their Loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral") is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in their records of such Loan.

                           (c)  Each  Loan  reflected  as an  asset  on the  CBI
Companies' books and records or which has been sold by any of them, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon (subject to the application of general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws), and no defense, offset or counterclaim has been asserted with respect to any such Loan or guaranty.

                           (d) with  respect to Loans on the books of any of the
CBI Companies as of April 30, 2008, CBI has Previously Disclosed to FCB written listings reflecting:

                                    (i)  each  Loan  which  was   carried  in  a
nonaccrual status or classified by any Regulatory Authority, or by CBI or CRB itself, as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which they otherwise had designated as a special asset, a "potential problem loan," or for special handling, or had placed on any "watch list" or similar internal list because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor;

                                    (ii) each Loan  which was past due more than
30 days as to the payment of principal and/or interest;

                                    (iii)  each  Loan as to  which  any  obligor
(including the borrower or any guarantor) otherwise was in default, was, to the Knowledge of CBI, the subject of a proceeding in bankruptcy, or on which any obligor has indicated any inability or intention not to repay such loan in accordance with its terms, and that do not appear in the Loans Previously Disclosed to FCB pursuant to (i) or (ii) above;

                                    (iv)  each  Loan  which  had  been  held for
resale for as much or more than 90 days but not sold;

                                    (v) each  Loan  which  had been  repurchased
from any investor and was recorded (or will be recorded) on the books of any of the CBI Companies;

                           (e) with respect to Loans  previously  sold by any of
the CBI Companies, CBI has Previously Disclosed to FCB written listings reflecting:

                                    (i) each Loan on the balance  sheet that has
been repurchased from investors;

                                    (ii) each Loan  which is in the  process  of
being repurchased or which any of the CBI Companies have been requested to repurchase by any investor;

                                    (iii)   each   Loan  that  any  of  the  CBI
Companies have identified as having a risk of repurchase from any investor;

                                    (iv) each Loan as to which any  investor has
requested indemnification from any of the CBI Companies, or as to which there is any outstanding mortgage insurance claim, together with a statement as to whether any of the CBI Companies have agreed to or rejected the indemnification request, and, in the case of each Loan as to which any of the CBI Companies have agreed to a request for indemnification, a description of the terms of that indemnification.

                           (f) To the Knowledge of CBI, each of the Loans on the
books of, or previously sold by, any of the CBI Companies (with the exception of those Loans Previously Disclosed to FCB as described in Paragraph 3.17(d) and
(e) above) is collectible in the ordinary course of their business or the business of the investor that purchased the loan in an amount which is not less than the amount at which it is carried on their books or should be carried in accordance with GAAP on the investor's books and records.

                           (g) The CBI  Companies'  reserve  for  possible  loan
losses (the "Loan Loss Reserve") has been established in conformity with GAAP, sound banking practices and all applicable rules, requirements and policies of Regulatory Authorities and, in the best judgment of management and the Boards of Directors of CBI and CRB, is reasonable in view of the size and character of the CBI Companies' Loan portfolio, current economic conditions and other relevant factors, and is adequate in all material respects to provide for losses relating to or the risk of loss inherent in their Loan portfolio and foreclosed Real Property owned by them.

                           (h) The CBI  Companies'  reserves for  possible  loan
repurchases (the "Loan Repurchase Reserve") has been established in conformity with GAAP, sound banking practices and all applicable rules, requirements and policies of Regulatory Authorities and, in the best judgment of management and the Boards of Directors of CBI and CRB, is reasonable in view of the amount and character of (i) Loans which have been sold, (ii) Loans which have been repurchased or are in process of being repurchased, (iii) Loans which have been identified as being at risk of repurchase, (iv) potential losses related to current and future repurchased Loans, and (v) current economic conditions, and other relevant factors.

                  3.18. Securities Portfolio and Investments. CBI has Previously Disclosed to FCB a listing of all securities owned, of record or beneficially, by any of the CBI Companies as of May 31, 2008. All securities owned, of record or beneficially, by any of the CBI Companies as of the date hereof are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges to secure public funds deposits, and sales of securities under agreements to repurchase, entered into by CRB in the ordinary course of its business with its customers, and restrictions imposed by and the rights of the issuers of such securities), which would materially impair the ability of any of the CBI Companies to dispose freely of any such security and/or otherwise to realize the benefits of ownership at any time. There are no voting trusts or other agreements or undertakings to which any of the CBI Companies is a party with respect to the voting of any such securities. With respect to all repurchase agreements under which CBI or CRB has "purchased" securities under agreement to resell, it has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to it which is secured by such collateral.

                  Since May 31, 2008 there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of the CBI Companies securities portfolios as a whole.

                  3.19. Personal Property and Other Assets. All banking equipment, data processing equipment, vehicles, and other personal property used by either CBI or CRB and material to the operation of its business are owned by it free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Knowledge of CBI, all personal property material to the business of each of the CBI Companies is in good operating condition and repair, ordinary wear and tear excepted.

                  3.20. Intellectual Property. The CBI Companies own, possess or have the right to use their respective corporate names and any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information or intellectual property necessary to conduct their businesses as now conducted; and, none of them have violated, and they are not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

                  3.21. Environmental Matters.

                           (a) As used in this Agreement,  "Environmental  Laws"
means: (i) all federal,  state, and local statutes,  regulations and ordinances,
(ii) all common law, and (iii) all orders, decrees, and similar provisions having the force or effect of law and to which any of the CBI Companies are subject, which, in the case of any of the above, concern or relate to pollution or protection of the environment, standards of conduct and bases of obligations or liability, in either case relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control, or clean-up of any "Hazardous Substances" (as defined below), public or worker health and safety, wetlands protection, drainage or stormwater management, noise, odor, or indoor air pollution.

                           "Hazardous    Substance"    means   any    materials,
substances, wastes, chemical substances, or mixtures presently listed, defined, designated, classified or regulated as hazardous, toxic, or dangerous, or otherwise regulated, under any Environmental Laws, whether by type or quantity, including without limitation pesticides, pollutants, contaminants, toxic chemicals, oil, or other petroleum products or byproducts, asbestos or materials containing (or presumed to contain) asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, lead, radon, methyl tertiary butyl ether, or radioactive material.

                           (b) CBI has  Previously  Disclosed to FCB all written
reports, correspondence, notices or other information or materials, if any, in its possession pertaining to environmental surveys or assessments of the CBI Real Property and any improvements thereon, the presence of any Hazardous Substance on any of the CBI Real Property, or any violation or alleged violation of Environmental Laws on, affecting or otherwise involving the CBI Real Property or involving any of the CBI Companies.

                           (c) To the  Knowledge  of  CBI,  there  has  been  no
presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances (excluding any such substance used, generated, stored, disposed of or otherwise handled in the ordinary course of CBI's or CRB's business for purposes of office cleaning, maintenance or operation, in quantities normally needed for those purposes, and in compliance with all applicable Environmental Laws, or any such substances that may be naturally occurring in any ambient air, surface water, ground water, land surface or subsurface strata on any of the CBI Real Property) by any person on or from any of the CBI Real Property which constitutes a violation of any Environmental Laws, and there has been no removal, clean-up or remediation of any Hazardous Substances from, on or relating to any of the CBI Real Property.

                           (d)  None  of the  CBI  Companies  has  violated  any
Environmental Laws relating to any of the CBI Real Property, and, to the Knowledge of CBI, there has been no violation of any Environmental Laws relating to any of the CBI Real Property by any other person or entity for whose liability or obligation with respect to any particular matter or violation for which any of the CBI Companies is or may be responsible or liable.

                           (e)  None  of the CBI  Companies  is  subject  to any
claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any of the CBI Real Property or by any person or entity.

                           (f) To the  Knowledge  of CBI,  no  facts,  events or
conditions relating to any of the CBI Real Property, or the operations of any of the CBI Companies at any of their office locations, will prevent, hinder or limit continued compliance with Environmental Laws or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

                           (g) To the  Knowledge  of CBI,  (i) there has been no
violation of any Environmental Laws with respect to any Loan Collateral by any person or entity for whose liability or obligation with respect to such violation any of the CBI Companies is or may be responsible or liable, (ii) none of the CBI Companies is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity, and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

                  3.22. Absence of Brokerage or Finders Commissions. CBI has Previously Disclosed to FCB a copy of its consulting or advisory agreement with Allen C. Ewing & Co. ("Ewing") containing all terms pertaining to services that firm will provide to CBI, and all fees or other compensation payable by CBI to that firm, in connection with this Agreement and the Merger. Except for CBI's engagement of Ewing (a) all negotiations relative to this Agreement and the transactions described herein have been carried on by CBI directly (or through its legal counsel) with FCB, and no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, CBI or CRB or their respective Boards of Directors as a broker, finder or agent, or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission or compensation, in connection with or as a result of the transactions described herein; and (b) none of the CBI Companies has agreed, or has any obligation, to pay any brokerage fee or other commission, fee or other compensation to any person or entity in connection with or as a result of the transactions described herein.

                  3.23. Material Contracts. Other than a benefit plan or employment agreement and CBI Stock Awards Previously Disclosed to FCB pursuant to Paragraph 3.25, and with the exception of outstanding Loans and deposit accounts made or accepted by CRB and CRM in the ordinary course of their business, none of the CBI Companies is a party to or bound by any agreement (a) involving money or other property in an amount or with a value, or calling for aggregate payments by any of the CBI Companies over the remaining term of the agreement, in excess of $75,000, (b) which calls for the provision of goods or services and which cannot be terminated without material penalty upon not more than 30 days notice to the other party thereto, (c) which otherwise is material to it and was not entered into in the ordinary course of business, (d) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps, (e) which commits any of the CBI Companies to make, issue or extend any loan other than commitments for Loans by CRB in amounts and on terms that are consistent with the amounts and terms of Loans made by CRB and CRM in the ordinary course of their business, (f) which involves the sale of any assets of any of the CBI Companies which are used in and material to the operation of their business, (g) which involves any purchase or sale of real property in any amount, or which involves the purchase or sale of any other assets in the amount of more than $25,000 in the case of any single transaction or $100,000 in the case of all such transactions, (h) which involves the purchase, sale, issuance, redemption or transfer of any CBI Stock or other securities, or (i) with any director, officer or principal shareholder of CBI.

                  None of the CBI Companies are in default in any material respect, and there has not occurred any event which, with the lapse of time or giving of notice, or both, would constitute such a default by any of the CBI Companies, under any contract, lease, insurance policy, commitment or arrangement to which it is a party or by which it or its property is or may be bound or affected or under which it or its property receives benefits.

                  3.24. Employment Matters; Employee Relations. Each of the CBI Companies (a) has paid in full to or accrued in accordance with GAAP on behalf of all its directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or its existing agreements, benefit plans, policies or practices, and (b) is in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, wages and hours and other compensation matters, except where a failure of compliance, either individually or cumulatively with other such failures, would not have a CBI Material Effect; and no person has made any claim that any of the CBI Companies is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

                  There is no action, suit or proceeding by any person pending or, to the Knowledge of CBI, threatened, against any of the CBI Companies (or any of their officers, directors or employees), involving employment discrimination, sexual harassment, wrongful discharge or other claims involving their employment practices.

                  None of the CBI Companies is a party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or, to the Knowledge of CBI, threatened labor dispute, work stoppage or strike involving any of the CBI Companies and any of their employees, or any pending or, to the Knowledge of CBI, threatened proceeding in which it is asserted that any of the CBI Companies has committed an unfair labor practice; and to the Knowledge of CBI, there is no activity involving any of the CBI Companies or any of their employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

                  3.25.    Employment Agreements; Employee Benefit Plans.

                           (a) For  purposes of this  Agreement,  the  following
definitions shall apply:

                                    "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

                                    "COBRA" means the provisions of Code Section
4980B and Part 6 of Subtitle B of Title I of ERISA.

                                    "HIPPA" means the provisions of the Code and
ERISA enacted by the Health  Insurance  Portability  and  Accountability  Act of
1996.

                           (b) CBI has  Previously  Disclosed  to FCB a true and
complete list of: (i) all bonus, deferred compensation, pension, retirement, salary continuation, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock appreciation rights, and stock option plans (including a listing of all outstanding CBI Stock Awards);

(ii) all employment, change in control and severance contracts; (iii) all medical, dental, health, and life insurance plans; (iv) all vacation, sickness and other leave plans; (iv) all disability and death benefit plans; and (v) all other employee benefit plans, contracts, or arrangements (including any other stock-based plan or arrangements) maintained or contributed to by it for the benefit of any of its current or former officers, employees, contractors or directors or any of their beneficiaries, or for which any of the CBI Companies may have any liability (collectively, the "Plans"). There are no other entities or other trades or businesses that can or should be treated as a single employer, together with any of the CBI Companies, with respect to any Plan under
Section 414 of the Code. All reports and returns with respect to the Plans (and any Plans previously maintained by any of the CBI Companies) required to be filed with any governmental department, agency, service or other authority, including without limitation Internal Revenue Service Form 5500 (Annual Report) or the one-time filing with the United States Department of Labor (the "DOL") in lieu of such Annual Report, or distributed to participants and their beneficiaries, have been properly and timely filed or distributed.

                           (c) All Plans  currently  are,  and at all times have
been, in compliance with all material provisions and requirements of applicable law, including the Code and ERISA and the terms of the Plans. There is no pending or threatened litigation relating to any Plan. None of the CBI Companies have engaged in a transaction with respect to any Plan that could subject it, any of them or their directors or employees or any Plan to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) or (l) of ERISA.

                           (d)  All  Plans  which  are   intended  to  be  plans
qualified under Section 401(a) of the Code ("Retirement Plans"), are qualified under the provisions of Section 401(a) of the Code, the trusts under the Retirement Plans are exempt trusts under Section 501(a) of the Code, and determination or opinion letters have been issued and may be relied upon, or have been applied for, with respect to each such qualification and exemption, including determination letters covering the current terms and provisions of the Retirement Plans unless the time period for applying for any such determination or opinion letters covering the current terms and provisions of the Retirement Plans has not yet expired. There is no reason why any such determination letter will or should be revoked or not be issued or reissued. There are no issues relating to said qualification or exemption of the Retirement Plans pending or threatened before the IRS, the DOL, the Pension Benefit Guaranty Corporation or any court. There are no claims, issues or disputes with respect to any of the Plans or the administration thereof currently existing between any of the CBI Companies, or any trustee or other fiduciary thereunder, and any governmental agency, any current or former employee of any of the CBI Companies or beneficiary of any such employee, or any other person or entity (other than claims for benefits in the ordinary course).

                           (e) All contributions,  premiums or payments required
to be made pursuant to the terms of each of the Plans have been timely made. All such contributions were fully deductible and not subject to excise taxes under the Code.

                           (f) There are no restrictions on the rights of any of
the CBI Companies to amend or terminate unilaterally any Plan with respect to prospective benefit accruals without incurring any liability thereunder (other than normal administrative expenses). Termination or liquidation of any Plan or any of the investments or insurance contracts relating to any Plan will not result in any material sales charge, surrender fee, interest rate adjustment or similar expense. Neither the execution and delivery of this Agreement nor the consummation of the transactions described herein (either alone or in combination with another event) will, except as otherwise specifically provided in this Agreement or as Previously Disclosed to FCB, (i) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any Plan or agreement to any director, officer, employee or consultant, (ii) increase any benefits otherwise payable under any Plan or agreement, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

                           (g) With respect to each Plan, no event has occurred,
and there exists no condition or set of circumstances in connection with which any of the CBI Companies could, directly or indirectly, be subject to any liability under ERISA, the Code or any other applicable law, except for liability for benefit claims and funding obligations payable in the ordinary course and consistent with the terms of the Plan.

                           (h) None of the CBI Companies  currently  sponsors or
maintains, and none of them have ever sponsored or maintained or been liable with respect to, any employee benefit plan that is or was (A) subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (B) a multiemployer plan as defined in Code Section 414(f) or ERISA Sections 3(37) or 4001(a)(31), (C) a multiple employer plan within the meaning of Code Section 413(c) or ERISA Sections 4063, 4064 or 4066 or (D) a multiemployer welfare arrangement within the meaning of ERISA Section 3(40).

                           (i) Each Plan that is a "group  health plan" has been
operated at all times in compliance in all material respects with the provisions of COBRA, HIPPA and other applicable law and any similar state laws. None of the Plans provide for medical, life or other welfare benefits to employees, contractors or directors beyond their retirement or other termination of service (other than coverage mandated by COBRA, the cost of which is fully paid by the current or former employee, contractor, director or their beneficiaries).

                           (j) For  purposes of the Plans,  each person has been
properly classified and treated as an employee or independent contractor for all applicable purposes.

                           (k) Each  "deferred  compensation  plan"  within  the
meaning of Code Section 409A to which any of the CBI Companies is a party complies in form with (or is within the period during which it can be amended to comply with) the requirements of Section 409A of the Code and has been operated in good faith compliance with such requirements since January 1, 2005.

                           (l) To the Knowledge of CBI, no fiduciary of any Plan
maintained by any of the CBI Companies has any liability for any breach of fiduciary duty or any other failure to act or comply in connection with the administration or investments of the assets of any such Plan.

                  3.26. Insurance. CBI has Previously Disclosed to FCB a listing of each blanket bond and liability, property and casualty, workers' compensation and employer liability, life, or other insurance policy in effect as of the date of this Agreement which is maintained by or insures any of the CBI Companies (the "Policies"). The Policies provide coverage in such amounts and against such liabilities, casualties, losses or risks as the CBI Companies are required by applicable law or regulation to maintain; and, in the reasonable opinion of management of CBI, the insurance coverage provided under the Policies is reasonable and adequate in all respects for the respective CBI Companies. Each of the Policies is in full force and effect and is valid and enforceable in accordance with its terms (subject to general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium or similar laws), and is underwritten by an insurer qualified to issue those policies in South Carolina; and the CBI Companies have complied in all material respects with requirements (including the giving of required notices) under each such Policy in order to preserve all rights thereunder with respect to all matters. None of the CBI Companies are in default under the provisions of, and none of them have received notice of cancellation or nonrenewal of or any premium increase on, or failed to pay any premium on, any Policy, and there has not been any material inaccuracy in any application for any Policy which would give the insurer a valid defense against paying a claim under that Policy. There are no pending claims with respect to any Policy, and, to the Knowledge of CBI, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

                  3.27. Insurance of Deposits. All deposits of CRB are insured by the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from CRB to the FDIC have been paid in full in a timely fashion, and no proceedings have been commenced or, to the Knowledge of CBI, are contemplated by the FDIC or otherwise to terminate such insurance.

                  3.28. Indemnification Obligations. Except to the extent provided by its Articles of Incorporation (or, in the case of CRB, its Articles of Association) or Bylaws in effect on the date of this Agreement or in a contract or agreement Previously Disclosed to FCB pursuant to Paragraph 3.23 or
3.25 of this Agreement, or as otherwise required by applicable law, none of the CBI Companies have any obligation to indemnify or hold harmless any of their current or former directors, officers, employees or shareholders or, except as would not be reasonably likely to have a CBI Material Effect, any other person, against or from any costs or expenses (including attorneys' fees), judgments, fines, amounts paid in settlement, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative. No claim, demand or request for payment of indemnification has been made or currently is pending or, to the Knowledge of CBI, threatened, against or with respect to any of the CBI Companies, and, to the Knowledge of CBI, no facts or circumstances exist which reasonably could be expected to result in such.

                  3.29. Disclosure and Accounting Controls. CBI maintains:

                           (a) disclosure controls and procedures as required by
and defined in the SEC's Rule 13a-15 under the 1934 Act which are reviewed quarterly by CBI's management, including its officers who serve as its principal executive officer and principal financial officer, and which are designed to ensure that information required to be disclosed by CBI in reports it files with or submits to the SEC under the 1934 Act is recorded, processed, summarized, communicated to CBI's management, and reported, within the time periods specified in the SEC's rules; and

                           (b)  internal  control  over  financial  reporting as
required by and defined in the SEC's Rule 13a-15 under the 1934 Act which provides reasonable assurance regarding the reliability of CBI's financial reporting and the preparation of its consolidated financial statements in accordance with GAAP, including policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the CBI Companies' transactions and dispositions of their assets, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP, and receipts and expenditures are made only in accordance with authorizations of CBI's management and Board of Directors, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the CBI Companies' assets that could have a material effect on CBI's consolidated financial statements.

                  3.30. Obstacles to Regulatory Approval. To the Knowledge of CBI and CRB, there exists no fact or condition (including without limitation CRB's record of compliance with the Community Reinvestment Act) pertaining to any of the CBI Companies or their business or operations that may reasonably be expected to prevent or materially impede or delay CBI, CRB or FCB from obtaining all approvals of Regulatory Authorities required in order to consummate the transactions described in this Agreement.

                                   ARTICLE IV.
                      REPRESENTATIONS AND WARRANTIES OF FCB

                  Except as otherwise  specifically  described in this Agreement
or  as   Previously   Disclosed  to  CBI,   FCB  hereby   makes  the   following
representations and warranties to CBI and CRB.

                  4.01. Organization; Standing; Power. FCB (i) is duly organized and incorporated, validly existing and in good standing as a state-chartered bank under the laws of South Carolina, (ii) has all requisite power and authority (corporate and other) to own its properties and conduct its business as it now is being conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which it owns, leases or otherwise operates properties of a character, or it transacts business of a nature, that makes such qualification necessary, except where failure to qualify would not have an FCB Material Adverse Effect.

                  4.02. Authorization and Validity of Agreement. This Agreement has been duly and validly approved by FCB's Board of Directors and by Bancorp in its capacity as FCB's sole shareholder. Subject only to receipt of required approvals of Regulatory Authorities, (a) FCB has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described herein, (b) all corporate proceedings required to be taken to authorize FCB to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly taken, and (c) this Agreement constitutes the valid and binding agreement of FCB and is enforceable in accordance with its terms (except to the extent enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (ii) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (iii) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

                  4.03. Validity of Transactions; Absence of Required Consents or Waivers. Subject to receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by FCB with any of its obligations or agreements contained herein, will: conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, FCB's Articles of Incorporation or Bylaws, or, except where the same could not reasonably be expected to have an FCB Material Effect,
(a) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which FCB is bound or by which it, or its businesses, capital stock, properties or assets may be affected, (b) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of FCB's properties or assets, (c) violate any applicable federal or state statute, law, rule or regulation, or any order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, or (d) result in the acceleration of any material obligation or indebtedness of FCB.

                  No consents, approvals or waivers are required to be obtained from any person or entity in connection with FCB's execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of Regulatory Authorities described in Paragraph 7.01.

                  4.04. Financing. FCB has sufficient cash reserves, or has access to sufficient cash, with which to finance the transactions described herein.

                  4.05. Obstacles to Regulatory Approval. To the Knowledge of FCB, no fact or condition (including without limitation FCB's record of compliance with the Community Reinvestment Act) pertaining to FCB or its business exists that may reasonably be expected to prevent or materially impede or delay FCB from obtaining all approvals of Regulatory Authorities required in order to consummate the transactions described in this Agreement.

                                   ARTICLE V.
                            COVENANTS OF CBI AND CRB

         Except as otherwise specifically provided in this Agreement, CBI and CRB covenant and agree with FCB as described in the following paragraphs.

                  5.01.    Affirmative Covenants.

                           (a)  CBI  Shareholders'   Meeting;  Proxy  Statement;
Recommendation. CBI shall cause a meeting of its shareholders (the "CBI Shareholders' Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by CBI's shareholders on the approval of the Plan of Merger. In connection with the call and conduct of, and all other matters relating to, the CBI Shareholders' Meeting (including the solicitation of appointments of proxies), CBI will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

                           CBI will  solicit  appointments  of proxies  from its
shareholders for use at the CBI Shareholders' Meeting and, in connection with that solicitation, will prepare and distribute to its shareholders proxy solicitation materials (a "Proxy Statement") that, in all material respects, shall contain or be accompanied by such information regarding the CBI Shareholders' Meeting, this Agreement, the parties hereto, the Merger and other transactions described herein, and otherwise be in such form and contain such information, as is required by the 1934 Act and rules and regulations of the SEC thereunder (including without limitation Regulation 14A), or as CBI's Board of Directors otherwise shall determine.

                           CBI will mail the Proxy Statement to its shareholders
on a date mutually agreed upon by CBI and FCB, but in no event less than 20 days prior to the scheduled date of the CBI Shareholders' Meeting; provided, however, that no such materials shall be mailed to CBI's shareholders unless and until the Proxy Statement shall have been filed by CBI with the SEC, the review period applicable thereto shall have expired, and CBI shall have satisfactorily responded to and complied with any comments of the SEC thereon.

                           CBI   covenants   that  its  and   CRB's   directors,
individually and collectively as CBI's and CRB's Boards of Directors, will (i) recommend that CBI's shareholders vote their shares of CBI Stock at the CBI Shareholders' Meeting in favor of approval of the Plan of Merger, (ii) actively encourage CBI's shareholders to vote, or to authorize the proxies designated by CBI's Board to vote, their shares in favor of the Merger. The Proxy Statement distributed to CBI's shareholders in connection with the CBI Shareholders' Meeting will state that CBI's Board of Directors considers the Merger to be advisable and in the best interests of CBI and its shareholders and that the Board of Directors recommends that CBI's shareholders vote for approval of the Plan of Merger. Notwithstanding the foregoing, if CBI's Board of Directors reasonably believes in good faith, after consultation with and receipt of the advice of its outside legal counsel and financial advisers, that such a recommendation would violate the directors' duties or obligations as such to CBI or to its shareholders under applicable law as a result of CBI's receipt of a "Superior Proposal" (as that term is defined in Paragraph 9.02(b)(vi) below, then the Board of Directors may submit the Agreement to shareholders at the CBI Shareholders' Meeting without recommendation and, to the extent required by law, communicate the basis for its lack of a recommendation to the shareholders in the Proxy Statement or any appropriate amendment or supplement thereto.

                           (b)  Conduct of  Business  Prior to  Effective  Time.
Although the parties recognize that the operation of CBI and CRB until the Effective Time is the responsibility of their respective Boards of Directors and officers, CBI and CRB each agrees that, following the date of this Agreement and to and including the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by FCB's Chief Executive Officer or Chief Financial Officer, CBI and CRB each will, and will cause each of the other CBI Companies to, carry on its business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, each of them agrees that it and each of the other CBI Companies will use Commercially Reasonable Efforts to:

                                    (i)  preserve  intact its  present  business
organization, to keep available its present officers and employees, and to preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

                                    (ii)  maintain  all  of its  properties  and
equipment in customary repair, order and condition, ordinary wear and tear excepted;

                                    (iii)  maintain  its  books of  account  and
records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

                                    (iv)  comply   with  all  laws,   rules  and
regulations applicable to it, to its properties, assets or employees, and to the conduct of its business;

                                    (v)   not   change   its    existing    loan
underwriting guidelines, policies or procedures in any material respect except as may be required by law or recommended by Regulatory Authorities; and

                                    (vi)  continue to maintain  federal  deposit
insurance as described in Paragraph 3.27 and, except to the extent that changed circumstances dictate otherwise, continue to maintain in force the Policies described in Paragraph 3.26 and not cancel, terminate, fail to renew, or modify any Policy, or allow any Policy to be cancelled or terminated, unless the cancelled or terminated Policy is replaced with a bond or policy providing coverage, or unless the Policy as modified provides coverage, that is substantially equivalent to the Policy that is replaced or modified;

                                    (vii) promptly  notify FCB of any actual or,
to their Knowledge, threatened litigation by or against any of them, together with a description of the circumstances surrounding any such actual or threatened litigation, its present status and management's evaluation of such litigation; and

                                    (viii)   promptly   provide   to  FCB   such
information about their financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as FCB reasonably shall request.

                           (c)  Periodic   Financial   and  Other   Information.
Following the date of this Agreement and from time to time as indicated below, to and including the Effective Time, CBI and CRB will:

                                    (i) within ten calendar days  following each
calendar month-end, deliver to FCB a copy of CBI's unaudited year-to-date consolidated income statement and an unaudited consolidated statement of condition, each as of that month-end, accompanied by a written certification, signed by CBI's Chief Executive Officer and Chief Financial Officer, to the effect that (A) they each have reviewed the statements, (B) the statements have been prepared in accordance with CBI's normal month-end management reporting procedures, and (C) subject to normal and recurring quarter- and year-end adjustments that are not expected to be material in amount or effect, all facts, events, transactions, claims or other circumstances of which those officers are aware and which, individually or in the aggregate, they believe will result in material liabilities or charges against earnings during the then current quarterly period are reflected in the statements.

                                    (ii) within ten calendar days following each
calendar quarter-end, deliver to FCB a copy of CBI's interim unaudited consolidated financial statements for and as of the end of that quarterly period;

                                    (iii) promptly following the filing thereof,
deliver to FCB a copy of each report,
registration, statement or other filing, and any amendments thereto (including without limitation each call report filed by CBI or CRB) made by any of the CBI Companies with or to any Regulatory Authority; provided, however, that CBI shall not be required to deliver to FCB copies of reports filed electronically by it with the SEC under the 1934 Act which are available to the public on the SEC's Internet website;

                                    (iv) within ten calendar days following each
calendar quarter-end, deliver to FCB a copy of CBI's and CRB's management's analysis of their and CRM's Loan Loss Reserves and Loan Repurchase Reserves;

                                    (v) within ten calendar days  following each
calendar month-end, deliver to FCB a listing of the aggregate dollar volume and number of Loans and Loan commitments made or issued by CRB and CRM during that month;

                                    (vi) within ten calendar days following each
calendar month-end, deliver to FCB lists of:

                                        (A)       each  Loan  made by CRB or CRM
                                                  to a borrower,  or  commitment
                                                  by CRB or CRM to  make,  issue
                                                  or   extend   any  Loan  to  a
                                                  borrower,  in  excess  of  the
                                                  lesser  of   $500,000   or  an
                                                  amount  that would cause CRB's
                                                  and  CRM's  aggregate   credit
                                                  exposure  to that  borrower to
                                                  exceed that amount;

                                        (B)       each  renewal,   extension  or
                                                  modification  by CRB or CRM of
                                                  the terms of, or commitment by
                                                  CRB or CRM to renew, extend or
                                                  modify   the  terms  of,   any
                                                  existing Loan to a borrower to
                                                  whom   CRB  and  CRM  have  an
                                                  aggregate  credit  exposure in
                                                  excess of $500,000;

                                        (C)       Loans  that are past due as to
                                                  principal or interest for more
                                                  than 30 days;

                                        (D)       Loans in nonaccrual status;

                                        (E)       Loans for which there has been
                                                  no reduction in principal  for
                                                  a period  of  longer  than one
                                                  year;

                                        (F)       all  reworked or  restructured
                                                  Loans    still    outstanding,
                                                  including    original   terms,
                                                  restructured terms and status;

                                        (G)       classified,  potential problem
                                                  or "watch list"  Loans,  along
                                                  with the  outstanding  balance
                                                  and    amount     specifically
                                                  allocated  to  the  Loan  Loss
                                                  Reserve for each such Loan;

                                        (H)       all Loans  charged  off during
                                                  the previous month; and

                                        (I)       foreclosed  real  property  or
                                                  other  real  estate  owned and
                                                  all    repossessed    personal
                                                  property;

                                    (vii)  within ten  calendar  days  following
each calendar month-end, deliver to FCB lists of:

                                        (A)       mortgage  Loans held for sale,
                                                  together    with   an    aging
                                                  schedule indicating the number
                                                  of days  each  Loan  has  been
                                                  held for sale;

                                        (B)       mortgage Loans sold during the
                                                  month,    broken    down    by
                                                  investor;

                                        (C)       mortgage   Loans    originated
                                                  during   the   month  by  type
                                                  (e.g.,             conforming,
                                                  conventional,   Alt  A,  SISA,
                                                  NINA,  subprime,   etc.),  and
                                                  indicating,   for  each   such
                                                  Loan, the Loan term,  interest
                                                  rate and loan-to-value  ratio,
                                                  the  borrower's  credit score,
                                                  and, whether the Loan has been
                                                  sold,  is to be sold, or is to
                                                  be retained;

                                        (D)       mortgage  Loans on the balance
                                                  sheet     that    have    been
                                                  repurchased from investors and
                                                  mortgage  Loans  that were put
                                                  into the  portfolio  that were
                                                  initially  intended to be sold
                                                  to investors;

                                        (E)       mortgage    Loans   that   are
                                                  pending     repurchase    from
                                                  investors  or where  investors
                                                  have requested a repurchase;

                                        (F)       mortgage  Loans  identified as
                                                  "at risk" for repurchase;

                                        (G)       mortgage  Loans on which there
                                                  are  outstanding  or potential
                                                  mortgage insurance claims;

                                        (H)       mortgage      Loans      where
                                                  indemnification    has    been
                                                  requested    or    has    been
                                                  provided;

                                        (I)       losses specifically recognized
                                                  and  allocated to any mortgage
                                                  Loan    applicable   to   this
                                                  subparagraph  (vii) as part of
                                                  the Loan Repurchase  Reserves;
                                                  and

                                        (J)       all  communications  with  any
                                                  investor    (whether   verbal,
                                                  written or electronic)  during
                                                  the  month   relating  to  any
                                                  potential      or      pending
                                                  repurchase   of  a  previously
                                                  sold   mortgage    Loan,   any
                                                  request,  demand,  or claim by
                                                  an investor  that a previously
                                                  sold    mortgage    Loan    be
                                                  repurchased,  or any  mortgage
                                                  insurance claim, together with
                                                  copies  of  any   written   or
                                                  electronic correspondence,  or
                                                  summaries       of      verbal
                                                  conversations, relating to any
                                                  such matter;

                                    (viii)  promptly  following  FCB's  request,
provide to FCB such other information about the CBI Companies' financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as FCB reasonably shall request from time to time.

                           (d)  Notice of Certain  Changes or Events.  Following
the date of this Agreement and to and including the Effective Time, CBI and CRB promptly will notify FCB in writing of and provide to it such further information as it shall request regarding (i) any CBI Material Change, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such CBI Material Change, (ii) the actual or, to the Knowledge of CBI, prospective existence or occurrence of any condition or event which has caused or, with the lapse of time or otherwise, may or could cause, any statement, representation or warranty of CBI or CRB herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of CBI's or CRB's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 8.01 or 8.03; and (iii) the occurrence or existence of any event, fact or condition that may reasonably be expected to prevent or materially impede or delay CBI, CRB or FCB from obtaining the approvals of Regulatory Authorities required in order to consummate, or otherwise from completing, the transactions described in this Agreement.

                           (e)  Accruals  for  Expenses  and  Other   Accounting
Matters. CBI and CRB will make such appropriate accounting entries in their books and records and take such other actions as FCB deems to be required by GAAP, or which FCB otherwise reasonably deems to be necessary, appropriate or desirable in anticipation of completion of the Merger and which are not in violation of GAAP or applicable law, including without limitation additional provisions to CBI's or CRB's Loan Loss Reserve or Loan Repurchase Reserve or accruals or the creation of reserves for compensation, employee benefit and transaction-related expenses; provided, however, that notwithstanding any provision of this Agreement to the contrary, (i) except as otherwise agreed to by CBI and FCB, CBI and CRB shall not be required to make any such accounting entries until immediately prior to the Closing and only following receipt of written confirmation from FCB that it is not aware of any fact or circumstance that would prevent completion of the Merger, (ii) any such accounting entries made by CBI or CRB at the direction of FCB and related to FCB's own accounting purposes or convenience (as opposed to entries relating to events, developments, changes or circumstances in CBI's or CRB's business or operations that are, or should be, made by them under GAAP or otherwise in the normal course of its business) may not, in and of themselves, be used to evidence a CBI Material Change, and (iii) CBI and CRB shall not be required to make any such accounting entries that its Chief Executive Officer and Chief Financial Officer believe, in good faith, would not be permissible under GAAP.

                           (f) Loan Loss Reserve,  Loan Repurchase Reserve,  and
Loan Charge-Offs. Following the date of this Agreement, and prior to the Closing Date, CBI and CRB will make such appropriate accounting entries in their books and records and take such other actions as are necessary or appropriate to:

                                    (i)  charge-off  any Loans on CRB's or CRM's
books, or any portions thereof, that they, or FCB in its sole discretion, consider to be losses, or that they, or FCB, otherwise believe, in good faith, are required to be charged off pursuant to applicable banking regulations, GAAP or otherwise, or that otherwise would be charged off by FCB after the Effective Time in accordance with its Loan administration and charge-off policies and procedures; provided, however, that CBI and CRB shall not be required to record any charge-off that its Chief Executive Officer and Chief Financial Officer believe, in good faith, would not be permissible under GAAP; and

                                    (ii)  maintain  their Loan Loss  Reserve and
Loan Repurchase Reserve in a manner, and provide funds to their Loan Loss Reserve and Loan Repurchase Reserve in amounts, consistent with their past practices and as required by applicable banking regulations, GAAP, and their Loan policies and procedures.

                           (g) Consents to  Assignment  of Contracts and Leases.
With respect to each contract or other agreement, including without limitation service contracts and each lease or rental agreement pertaining to real or personal property, to which any of the CBI Companies is a party (including each of the Lease Agreements) and which FCB reasonably believes requires the consent of any other contracting party in connection with or as a result of the Merger, CBI and CRB will use Commercially Reasonable Efforts to obtain, prior to the Closing, the written consent and estoppel certificate of that other party in a form reasonably satisfactory to FCB.

                           (h) Access.  CBI and CRB each agrees that,  following
the date of this Agreement and to and including the Effective Time, it will provide FCB and its employees, accountants, legal counsel, environmental or other consultants, or other representatives and agents access to all books, records, files (including credit files and loan documentation and records) and other information (whether maintained electronically or otherwise) of each of the CBI Companies, to all their properties and facilities, employees, accountants, legal counsel, environmental or other consultants, or other representatives or agents, as FCB shall, in its sole discretion, consider to be necessary or appropriate for the purpose of conducting ongoing reviews and investigations of the assets and business affairs of the CBI Companies, preparing for consummation of the Merger, determining the accuracy of CBI's and CRB's representations and warranties in this Agreement or their compliance with their covenants in this Agreement, or for any other reason; provided, however, that any investigation or reviews conducted by or on behalf of FCB shall be performed in such a manner as will not interfere unreasonably with CBI's and CRB's normal operations or with CBI's relationship with its customers or employees, and shall be conducted in accordance with procedures established by the parties, each acting reasonably.

                           (i) Pricing of Deposits and Loans. Following the date
of this Agreement and to and including the Effective Time, CRB and CRM will make pricing decisions with respect to deposit accounts and Loans in a manner consistent with their past practices based on competition and prevailing market rates in their banking markets.

                           (j)  Employment  Agreements  and  Change  in  Control
Severance Agreements. Following the date of this Agreement and to and including the Effective Time, CBI will maintain in full force and effect, in accordance with their original terms, and, except with the prior written consent of FCB, will not make or agree to any amendments to or modification or termination of, each of (i) those certain Amended and Restated Employment Agreements dated December 7, 2007, between it and Samuel L. Erwin, William W. Traynham and Jason
E. Starnes (the "Existing Employment Agreements"), (ii) those certain Employment Agreements between it and Michael A. Wolfe (dated June 15, 2008), Gregory G. Burke dated June 15, 2008), William E. Howard (dated June 19, 2008), and Robert
B. Smith (dated June 19, 2008) (the "New Employment Agreements"), and (iii) those certain Change in Control Severance Agreements between CBI and Michael O. Blakeley (dated May 27, 2008) and William J. McElveen (dated February 8, 2008) (the "CIC Agreements"); provided, however, that the Existing Employment Agreements, New Employment Agreements and CIC Agreements may be amended as appropriate to comply with Section 409A of the Code and regulations promulgated thereunder.

                           (k) Further Action;  Instruments of Transfer. CBI and
CRB each (i) will use Commercially Reasonable Efforts to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest practicable date, (ii) shall perform all acts and execute and deliver to FCB all documents or instruments required of it herein, or as otherwise shall be reasonably necessary or useful to or requested by FCB, in consummating such transactions, and, (iii) will cooperate with FCB in every reasonable way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

                  5.02. Negative Covenants. Following the date of this Agreement, and to and including the Effective Time, without the prior written consent and authorization of FCB's Chief Executive Officer or Chief Financial
Officer:

                           (a)  Amendments  to  Articles  of   Incorporation  or
Bylaws. None of the CBI Companies will amend their Articles of Incorporation or Association, as applicable, or its Bylaws.

                           (b)  Change  in  Capitalization.   None  of  the  CBI
Companies will make any change in their authorized capital stock, create any other or additional authorized capital stock or other securities, or reclassify, combine, subdivide or split any shares of their capital stock or other securities.

                           (c)  Sale or  Issuance  of  Capital  Stock  or  Other
Securities. With the exception of CBI's sale of CBI Stock upon the exercise of a CBI Option granted prior to and outstanding on the date of this Agreement, none of the CBI Companies will sell or issue any additional shares of capital stock or other securities of such company, including any capital notes, debentures or other debt securities or any securities convertible into capital stock or other securities, or enter into any agreement or understanding with respect to any such action.

                           (d) Purchase or Redemption of Shares. None of the CBI
Companies will purchase, redeem, retire or otherwise acquire any shares of their capital stock.

                           (e)  Options,  Warrants  and Rights.  None of the CBI
Companies will grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of their capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action. Specifically, and without limiting the generality of the preceding sentence, CBI will not grant any further CBI Stock Awards or other share-based awards under its 2007 Equity Plan or otherwise.

                           (f)  Dividends.  CBI  will  not  declare  or pay  any
dividends on the outstanding shares of CBI Stock, whether in cash or in additional shares of CBI Stock or other securities, or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders, provided, however, that to the extent otherwise permitted by applicable law, (i) CBI shall be permitted to pay quarterly cash dividends on the outstanding CBI Stock at times and in amounts consistent with its past practices, but no such quarterly cash dividends shall exceed $0.12 per outstanding share per quarter; and, (ii) if the Closing shall not be held before December 1, 2008, CBI shall be permitted to pay a pro rated final cash dividend on the outstanding shares of CBI Stock to its shareholders in an amount per share equal to $0.12 multiplied by a fraction in which the numerator is the number of days from the previous calendar quarter-end to and including the Closing Date and the denominator is the total number of days in the calendar quarter in which the Closing Date occurs. Any such final dividend shall be paid by CBI on or before the Closing Date.

                           (g) Employment,  Benefit or Retirement  Agreements or
Plans. Except as required by law, none of the CBI Companies will (i) enter into, become bound by, or amend any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by it or them without cost or other liability on no more than 30 days' notice; (ii) adopt, enter into, become bound by, any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, deferred compensation, retirement, insurance (hospitalization, life or other, other than renewals of existing group employee insurance policies in the ordinary course of their business), paid leave (sick leave, vacation leave or other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its or their current or former directors, officers, employees or consultants, or amend any such existing contract, agreement, commitment, understanding, plan or arrangement; or (iii) enter into, become bound by or amend any contract with or commitment to any labor or trade union or association or any collective bargaining group.

                           (h) Increase in  Compensation;  Bonuses.  None of the
CBI Companies will increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its or their current or former directors, officers, employees or consultants; provided, however, that notwithstanding anything contained herein to the contrary, prior to the Effective Time CRB may review and make routine merit increases in the salaries of its employees, provided that the times and amounts of those increases are consistent with CRB's past practices and its salary administration and review policies and procedures in effect on September 30, 2007.

                           (i) Accounting  Practices;  Independent  Accountants.
None of the CBI Companies will make any changes in their accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied except as required by GAAP or applicable law or regulations or as recommended by its independent public accountants, and CBI will not change its independent public accountants.

                           (j) Acquisitions;  Additional Branch Offices. None of
the CBI Companies will, directly or indirectly (i) acquire (whether by merger or otherwise) any branch or all or any significant part of the assets of any other person or entity, other than in connection with the foreclosure or other enforcement of a lien held to secure a Loan, (ii) open any new branch office, or
(iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

                           (k) Changes in Business  Practices.  Except as may be
required by their respective Regulatory Authorities, or otherwise as shall be required by applicable law, regulation or this Agreement, none of the CBI Companies will (i) change in any material respect the nature of their business or the manner in which they conduct their business, (ii) discontinue any material portion or line of their business, or (iii) change in any material respect their lending, investment, asset-liability management or other material banking or business policies.

                           (l) Exclusive Agreement.

                                    (i)  Unless,  due to a  material  change  in
circumstances after the date hereof, CBI's Board of Directors reasonably believes in good faith, following consultation with and receipt of the advice of its outside legal counsel and financial advisers, that any such action or inaction would violate the directors' duties or obligations as such to CBI or to its shareholders, neither CBI nor CRB, nor their respective directors (individually or acting as CBI's or CRB's Board of Directors), nor any of CBI's or CRB's officers, will, directly, or indirectly through any person, (A) initiate, solicit, encourage the initiation or procurement of, or take any action, including by way of furnishing information, to facilitate the initiation or procurement of, any Acquisition Proposal (as defined below) or to generate inquiries, discussions or negotiations with respect to the making of any Acquisition Proposal, (B) continue or otherwise participate in any discussions or negotiations with, furnish or disclose any information relating to any of the

CBI Companies or afford access to the business, properties, assets, books or records of CBI or CRB to, or otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, an Acquisition Proposal, (C) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning any of the CBI Companies or their business, or afford to any other person or entity access to the properties, facilities, books or records of any of the CBI Companies, (D) approve, endorse or recommend, enter into or become bound by, or otherwise take or agree to any action in furtherance of, any Acquisition Agreement (as defined below), or (E) authorize or direct any other person to represent it or them in connection with, or to take on its or their behalf, any action described above, or cooperate with any other person in connection with any such action.

                                    "Acquisition Proposal" means any proposal or
offer with respect to any of the following (other than the transactions described in this Agreement): (A) any merger, consolidation, share exchange, business combination, or other similar transaction involving CBI or CRB; (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of any branch office of CRB or of 25% or more of CBI's consolidated assets to any other person, entity or group in a single transaction or series of related transactions; or (C) any tender offer or exchange offer for 25% or more of the outstanding shares of CBI's or CRB's capital stock, or the making of any filing with the SEC in connection therewith.

                                    "Acquisition  Agreement" means any letter of
intent, agreement in principle, acquisition agreement or other similar agreement, in any case in writing, that relates to or provides for any transaction that is described in or contemplated by the the term Acquisition Proposal, as defined above.

                                    (ii) CBI and CRB will  promptly,  and in any
event within 24 hours, notify FCB in writing of the receipt of any Acquisition Proposal or any information related thereto, which notification shall describe the Acquisition Proposal and identify the third party making such proposal.

                           (m) Acquisition or Disposition of Assets. None of the
CBI Companies will:

                                    (i) sell or lease (as lessor), or enter into
or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any real property in any amount, other than real property acquired by CRB or CRM in connection with the foreclosure in the ordinary course of its business of a mortgage that secured one of CRB's or CRM's Loans;

                                    (ii) except as provided below, sell or lease
(as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any equipment or any other fixed or capital asset (other than real property) having a book value or a fair market value, whichever is greater, of more than $25,000 in the case of any individual item or asset, or $75,000 in the aggregate for all such items or assets; provided, however, that this provision shall not prohibit CBI or CRB from selling investment portfolio securities for liquidity purposes in the ordinary course of their business;

                                    (iii)  purchase  or lease  (as  lessee),  or
enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any real property in any amount, other than real property that is the subject of a mortgage securing one of CRB's or CRM's Loans that is being foreclosed upon in the ordinary course of its business;

                                    (iv) purchase or lease (as lessee), or enter
into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any equipment or any other fixed asset (other than real property) having a purchase price, or involving aggregate lease payments, in excess of $25,000 in the case of any individual item, or $75,000 in the aggregate for all such items or assets, other than any equipment or other fixed assets that are the subject to a lien securing one of CRB's or CRM's Loans that is being enforced in the ordinary course of its business;

                                    (v)  enter  into  any   purchase   or  other
commitment or contract for supplies or services other than in the usual and ordinary course of their business consistent with their past practices;

                                    (vi) except in the ordinary  course of their
business consistent with their past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any Loan or other receivable or any participation in any Loan or other receivable;

                                    (vii) except in the ordinary course of their
business consistent with their past
practices with respect to investment securities, Loans and similar assets, sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset (whether tangible or intangible, and including without limitation any trade name, trademark, copyright, service mark or intellectual property right or license); or

                                    (viii)  assign  its  rights to or  otherwise
give any other person its permission or consent to use or do business under the corporate name of any of the CBI Companies or any name similar thereto; or release, transfer or waive any license or right granted to them by any other person to use any trademark, trade name, copyright, service mark or intellectual property right.

                           (n) Debt;  Liabilities.  With the  exception of CRB's
acceptance of deposits, entry into repurchase agreements, purchases of Federal Funds, borrowings from the Federal Home Loan Bank of no more than 90 days maturity, and direct investments in CRB by the Federal Reserve Bank of Richmond pursuant to its Treasury Tax and Loan Investment Program, in any such case in the ordinary course of CRB's business consistent with its past practices, none of the CBI Companies will (i) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to their borrowing of money, (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity (except pursuant to standby letters of credit issued by CRB in the ordinary course of its lending business), or (iii) except in the ordinary course of their business consistent with their past practices, incur any other liability or obligation (absolute or contingent).

                           (o) Liens; Encumbrances.  With the exception of CRB's
pledges of Loans or portfolio securities to the Federal Home Loan Bank to secure borrowings permitted by Paragraph 5.02(n) above, and pledges of securities in the ordinary course of CRB's business and consistent with its past practices in connection with the securing of public funds deposits or repurchase agreements, none of the CBI Companies will mortgage, pledge or subject any of their assets to, or permit any of their assets to become or, except for any liens or encumbrances Previously Disclosed to FCB under to Paragraphs 3.16, 3.17, 3.18 and 3.19, remain subject to, any lien or any other encumbrance.

                           (p) Waiver of Rights.  None of the CBI Companies will
waive, release, or compromise any rights in their favor against or with respect to any of their current or former officers, directors, shareholders, employees, consultants, or members of families of current or former officers, directors, shareholders, employees or consultants, nor will any of them waive, release or compromise any material rights against or with respect to any other person or entity except in the ordinary course of business and in good faith for fair value in money or money's worth.

                           (q) Other  Contracts.  None of the CBI Companies will
enter into or become bound by any contracts, agreements, commitments, pledges or understandings (i) for or with respect to any charitable contributions in excess of $5,000 in the case of any one contribution or pledge or $30,000 in the aggregate; (ii) with any governmental or regulatory agency or authority except as required by law; (iii) which is entered into other than in the ordinary course of their business; or (iv) except as otherwise permitted elsewhere in this Paragraph 5.02, and whether or not in the ordinary course of their business, which would obligate or commit them to make expenditures over any period of time of more than $50,000 in the case of any one contract, agreement, commitment or understanding, or more than $100,000 in the case of all contracts, agreements, commitments or understandings.

                           (r)  Deposit  Liabilities.  CRB  will  not  make  any
material change in its current deposit policies and procedures, or take any actions designed to materially increase or decrease the aggregate level of its deposits, or any category of its deposits, as of the date of this Agreement, other than changes that are consistent with its asset-liability management policies and based on competition, market rates, or changes in applicable law.

                           (s)  Changes  in  Lease  Agreements.   Prior  to  the
Effective Time, none of the CBI Companies will (i) surrender its leasehold interest in any parcel of leased CBI Real Property, or seek or agree to the termination of the Lease Agreement pertaining to any such parcel, other than at the end of the term of a Lease Agreement under the terms of which it does not have an option to renew, or (ii) modify or amend the Lease Agreement pertaining to any parcel of leased CBI Real Property other than in connection with the renewal of a Lease Agreement at the end of its term. Prior to renewing or amending a Lease Agreement as described above, CBI and CRB will consult with FCB and permit FCB to express its views regarding the terms of the renewal or amendment.

                           (t)  Actions  by CRM,  CFS,  RIA and FNFS.  Except as
provided in Paragraph 7.13 below, CBI and CRB will not cause or permit CRM, CFS, RIA or FNFS, to take, and, as the sole shareholders of those companies, each of them will use Commercially Reasonable Efforts to prevent its respective subsidiaries from taking, any action that is prohibited to CBI, CRB or the CBI Companies by the various provisions of this Paragraph 5.02.

                                   ARTICLE VI.
                                COVENANTS OF FCB

         Except as otherwise specifically provided in this Agreement, FCB covenants and agrees with CBI and CRB as described in the following paragraphs.

                  6.01.    Employees; Employee Benefits.

                           (a)  Employment  of  CRB  Employees.  Subject  to the
availability of suitable positions within FCB, FCB will endeavor, but will not be obligated, to offer employment to current employees of CRB who remain employed by CRB at the Effective Time. Except to the extent otherwise provided in a written agreement between FCB and an employee of CRB as contemplated by Paragraph 7.08, the employment offered by FCB to CRB's employees will be on an "at will" basis in such a position, at such location within FCB's system, and for such rate of compensation, as shall be determined by FCB in the ordinary course of its business following the Effective Time, and nothing in this Agreement shall be deemed to constitute an employment agreement between FCB and any such person or to obligate FCB to employ any such person for any specific term or period of time, in any specific position, or at any specific salary or rate of compensation, or to restrict FCB's right to terminate the employment of any such person at any time following the Effective Time and for any reason satisfactory to it.

                           (b) Employee Benefits.  Following the Effective Time,
each employee of CRB who accepts employment offered by FCB (a "Continuing Employee") shall be entitled to participate in employee benefit plans provided generally by FCB to its employees from time to time on the same basis, and subject to the same eligibility and vesting requirements and other conditions, restrictions and limitations, as generally are in effect and applicable to other similarly situated employees of FCB. For purposes of determining benefit accruals under FCB's vacation policy, and for purposes of determining eligibility to participate and vesting in connection with the provision of employee benefits generally, each Continuing Employee will be given credit for his or her time of service with CRB prior to the Effective Time. However, notwithstanding anything contained in this Agreement to the contrary, in no event shall any Continuing Employee be or become eligible to participate in, or for benefits under, FCB's defined benefit pension plan (which has been frozen to new participants). The terms of participation by Continuing Employees in FCB's health insurance plan shall include the waiver of any waiting periods and/or pre-existing condition limitations, to the extent such waiting periods and pre-existing conditions did not apply under CRB's health insurance plan that covered the Continuing Employee immediately prior to the Effective Time. Each Continuing Employee shall be given credit towards satisfaction of any annual deductible limitation and out-of-pocket maximum applied under the FCB health insurance plan for any deductible amounts and co-payments previously paid by him or her under CRB's health insurance plan during that plan year in which the Effective Time occurs.

                  6.02. Further Action; Instruments of Transfer. FCB (a) will use Commercially Reasonable Efforts to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest practicable date, (b) shall perform all acts and execute and deliver to CBI and CRB all documents or instruments required of it herein, and (c) will cooperate with CBI and CRB in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

                  6.03 Notice of Certain Changes or Events. Following the date of this Agreement to and including the Effective Time, FCB promptly will notify CBI in writing of and provide to it such further information as it shall request regarding (i) any FCB Material Change, or (ii) the actual or prospective existence or occurrence of any condition or event of which FCB has Knowledge and which has caused or, with the lapse of time or otherwise, reasonably could be expected to result in a FCB Material Change or to cause any statement, representation or warranty of FCB herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or reasonably could be expected to cause, create or result in the breach or violation in any material respect of any of FCB's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 8.01 or 8.02.

                                  ARTICLE VII.
                          ADDITIONAL MUTUAL AGREEMENTS

         Except as otherwise specifically provided in this Agreement, CBI, CRB and FCB mutually covenant and agree as described in the following paragraphs.

                  7.01. Regulatory Approvals. As soon as practicable following the date of this Agreement, CBI, CRB and FCB (a) will prepare and file, or cause to be prepared and filed, all applications required to be filed by it or them under applicable law and regulations for approvals by Regulatory Authorities of the Merger or other transactions described in this Agreement, (b) use Commercially Reasonable Efforts to obtain all necessary approvals of Regulatory Authorities required for consummation of the Merger and other transactions described herein, and (c) before the filing of any such application required to be filed, give the other an opportunity to review and comment on the form and content of such application. Should the appearance of any of the officers, directors, employees or counsel of CBI, CRB or FCB be requested by any of the others or by any Regulatory Authority at any hearing in connection with any such application, it will use Commercially Reasonable Efforts to arrange for such appearance.

                  7.02. Information for Proxy Statement and Applications for Regulatory Approvals. CBI, CRB and FCB each agrees (a) to cooperate with the others in the preparation of the Proxy Statement and applications for required approvals of Regulatory Authorities, to promptly respond to requests by any of the others and their legal counsel for information, and to provide all information, documents, financial statements or other material, that is required for, or that may be reasonably requested by any other party for inclusion in, any such document, and (b) that none of the information provided by it in writing for inclusion in any such application or the Proxy Statement will contain any untrue statement of a material fact, or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, at and as of the time (i) the Proxy Statement is filed with the SEC,

(ii) the Proxy Statement is mailed to CBI's shareholders, (iii) the applications for required approvals of Regulatory Authorities are filed, and (iv) approvals of Regulatory Authorities are granted.

                  7.03. Announcements; Confidential Information.

                           (a) No persons  other than CBI or FCB are  authorized
to make any public announcements or statements about this Agreement or any of the transactions described herein. Without the prior review and consent of the other, neither CBI, CRB nor FCB will make any public announcement, statement or any other disclosure of any nature to any person as to the terms and conditions of this Agreement or the transactions described herein, except for such disclosures as may be required incidental to obtaining the required approval of any Regulatory Authority to the consummation of the transactions described herein.

                           (b)   For   purposes   of   this   Paragraph    7.03,
"Confidential Information" refers to any information (including business and financial information) that a party to whom the information pertains (an "Informing Party") provides or makes available in connection with this Agreement (including without limitation information provided or made available in connection with any previous negotiations among CBI, CRB and FCB) to a party for whose benefit the information is provided, or to that party's affiliates, directors, officers, employees, attorneys, advisors, consultants, representatives and agents (a "Receiving Party"), or which a Receiving Party may otherwise obtain (including without limitation information obtained in connection with any previous negotiations among CBI, CRB and FCB) from any examination of an Informing Party's documents, books, records, files or other written materials or from any discussions with any of the Informing Party's directors, officers, employees, attorneys, advisors, consultants, representatives and agents, and shall be deemed to include, without limitation,
(i) all such documents, books, records, files or other written materials themselves and all information contained therein (whether maintained in writing, electronically, on microfiche or otherwise), (ii) all corporate minutes, financial projections and budgets, historical and projected sales reports, acquisition or other expansion analyses or plans, pro forma financial data, capital spending budgets and plans, market studies and business plans, (iii) all information relative to financial results and condition, operations, policies and procedures, computer systems and software, shareholders, employees, officers, and directors, and (iv) all information relative to customers and former or prospective customers.

                           (c) Prior to the  Effective  Time and  following  any
termination of this Agreement:

                                    (i)  all  Confidential   Information  of  an
Informing Party is proprietary to the Informing Party and constitutes either trade secrets or confidential information of the Informing Party, is to be held in strict confidence by a Receiving Party and, except as otherwise provided herein, may not be disclosed by a Receiving Party to any person or entity not a party to this Agreement, unless the Receiving Party can demonstrate that the same information as the Confidential Information to be disclosed:

                                            (A) already  was in his,  her or its
possession prior to such Confidential Information being obtained from the Informing Party;

                                            (B) already was  publicly  available
or, at that time, had become publicly available through no fault of, or violation of this Paragraph 7.03 by, the Receiving Party or any other person that the Receiving Party knows, or has reason to know, is obligated to protect such Confidential Information; or

                                            (C) was developed  independently  by
or for the Receiving Party, without the use of the Confidential Information disclosed to or obtained by the Receiving Party;

                                    (ii) the  Receiving  Party shall not use any
Confidential Information of the Informing Party in an unlawful manner, to interfere with or attempt to terminate or otherwise adversely affect any actual or proposed contractual or business relationship of the Informing Party, or for any other purposes other than in conjunction with the transactions described herein. Without limiting the generality of the foregoing, in no event shall the Receiving Party use any Confidential Information of the Informing Party, directly or indirectly, for the purpose of competing against the Informing Party.

                           However,  notwithstanding  anything in this Paragraph
7.03 to the contrary, prior to the Effective Time, CBI, CRB or FCB, as the Receiving Party, (i) may disclose Confidential Information of the Informing Party to the Receiving Party's affiliates, directors, officers, employees, agents, attorneys, advisors and consultants who are directly involved in the transactions contemplated by this Agreement, on a need to know basis and only if such persons or entities agree to be bound by the restrictions and obligations of this Paragraph 7.03 or otherwise owe an obligation of confidentiality to the Receiving Party; and (ii) will enforce its obligations under this Paragraph 7.03 against all persons to whom it discloses Confidential Information and shall be responsible and liable to the Informing Party for any disclosure of Confidential Information by such persons or entities in violation of such restrictions and obligations.

                           (d) In the event that this  Agreement  is  terminated
and the Merger is not consummated, the Receiving Party will deliver or cause to be delivered to the Informing Party all written Confidential Information of the Informing Party in the possession of the Receiving Party, or provide an affidavit as to the destruction of all copies of such Confidential Information.

                           (e)   Notwithstanding   anything  contained  in  this
Paragraph 7.03 to the contrary, neither CBI, CRB nor FCB, as a Receiving Party, shall be prohibited from disclosing any Confidential Information of the Informing Party, or shall be required to obtain the prior consent of the Informing Party for any such disclosure, which it, in good faith, believes is required to be disclosed in any application to any Regulatory Authority for approval of the Merger or other transactions described in this Agreement, or which it, in good faith, and upon the advice of its legal counsel, believes is otherwise required by law or the American Stock Exchange; provided, however, that before any such disclosure may be made by a Receiving Party upon the advice of its legal counsel, it shall, except where such notice is prohibited by law, give the Informing Party reasonable notice of its intent to make such disclosure, the form and content of that disclosure, and the basis upon which its legal counsel has advised it that such disclosure is required by law, so that the Informing Party may seek a protective order or other similar or appropriate relief, and the Receiving Party also shall undertake in good faith to have the Confidential Information to be disclosed treated confidentially by the party to whom the disclosure is made.

                  7.04.    Real Property Matters.

                           (a) At its option and expense,  following the date of
this Agreement FCB may cause to be conducted (i) a title examination, physical survey, zoning compliance review, and structural inspection of any or all of the CBI Real Property and improvements thereon (collectively, the "Property Examination"), and (ii) site inspections, environmental assessments, historic reviews, and regulatory analyses of any or all of the CBI Real Property, together with such other studies, testing and intrusive sampling and analyses as FCB shall deem necessary or desirable (collectively, the "Environmental Survey"); provided, however, that any investigation or reviews conducted by or on behalf of FCB shall be performed in such a manner as will not interfere unreasonably with CRB's normal operations. .

                           If, in the  course  of the  Property  Examination  or
Environmental Survey, FCB identifies one or more
"Material Defects" (as defined below), FCB will give prompt written notice thereof to CBI describing the facts or conditions constituting each such Material Defect.

                           (b) For  purposes  of  this  Agreement,  a  "Material
Defect" shall include:

                                    (i) the  existence  of any lien  (other than
the lien of real property taxes not yet due and payable), encumbrance, title imperfection or title irregularity relating to any of the Real Property, including without limitation the existence of any facts or circumstances that adversely affect any of the CBI Companies' ability to enforce any Lease Agreement or its rights in any leasehold interest thereunder;

                                    (ii)   the    existence    of   any   zoning
restriction, easement, covenant or other restriction, or the existence of any facts or conditions that constitute a breach of representations and warranties contained in Paragraph 3.16 or 3.21, relating or with respect to any of the CBI Real Property, in either such case that FCB reasonably believes will materially and adversely affect its use of that Real Property for the purpose for which and in the manner in which it currently is used or the value or marketability of that CBI Real Property;

                                    (iii)  the   existence  of  any   structural
defects or conditions of disrepair in the improvements on any parcel of the CBI Real Property (including any equipment, fixtures or other components related thereto); or

                                    (iv) the existence of facts or circumstances
relating to any of the CBI Real Property and indicating that (A) there likely has been a discharge, disposal, release, threatened release, or emission by any person of any Hazardous Substance on, from, under, at, or relating to that CBI Real Property, or (B) any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to that CBI Real Property (including, without limitation, any removal or disposal of materials from the CBI Real Property) which constitutes or would constitute a violation of any Environmental Law or any contract or other agreement between any of the CBI Companies and any other person or entity, as to which, in either such case, FCB reasonably believes, based on the advice of legal counsel or other consultants, that, before or after the Effective Time, any of the CBI Companies or FCB, respectively, could incur costs or become responsible or liable for assessment, removal, remediation, monetary damages (including without limitation any liability to other persons for property damage or personal injury), or civil, criminal or administrative penalties or other corrective action.

                           (c) In the event that:

                                    (i) FCB  reasonably  believes  that  (A) the
total of the costs and expenses that any of the CBI Companies or FCB could incur in fully correcting all Material Defects identified by FCB that are described in Paragraphs 7.04(b)(i), (iii) and/or (iv) above, plus (B) all other amounts for which any of the CBI Companies or FCB could become responsible or liable related to all those Material Defects as described in Paragraph 7.04(b)(iv), in either case whether before or after the Effective Time, exceeds an aggregate of $500,000, or

                                    (ii)  FCB  identifies  one or more  Material
Defects described in Paragraph 7.04(b)(ii) above,

then FCB shall have the right and option, exercisable upon written notice to CBI, to terminate this Agreement. In the event that, following its investigation of any such Material Defects, FCB concludes that it will terminate this Agreement as provided in the preceding sentence, it will give prompt notice of termination to CBI; provided, however, that FCB shall not be obligated to give any such notice while it continues in good faith to investigate, or to determine the nature and cost of potential corrective actions, if any, to remedy, any such Material Defect.

                           (d) It is  contemplated  that  FCB will  conduct  the
Property Examination and the Environmental Survey following the date of this Agreement and prior to the Effective Time. It is the intent of this Agreement, and CBI and CRB understand and agree, that, upon completion of the Property Examination and Environmental Survey, if any of the facts, conditions, circumstances or other matters revealed by the Property Examination or Environmental Survey reveal a Material Defect, then FCB may exercise its rights under this Paragraph 7.04 without regard to any actual knowledge on or prior to the date of this Agreement on the part of FCB or its officers or advisers of that Material Defect or the facts, conditions, circumstances or other matters pertaining thereto and without regard to any Previous Disclosure to FCB, or any other communication to FCB or any of its officers or advisers, prior to the date of this Agreement, or otherwise.

                  7.05. Directors' and Officers' Liability Insurance. Immediately prior to the Effective Time, CBI and CRB shall purchase "tail" coverage with respect to their directors' and officers' liability and errors and omissions liability insurance, effective at the Effective Time and for the maximum term available and in the same amount of coverage as is provided by their then current directors' and officers' and errors and omissions liability insurance policy, provided that the total costs of such tail coverage shall not exceed an aggregate of $50,000 without FCB's prior written approval.

                  7.06. Final Tax Return. Following the Effective Time, FCB will make all necessary arrangements for the CBI Companies' final federal and state income tax returns for the year in which the Effective Time occurs to be prepared and filed.

                  7.07. Expenses. Subject to the provisions of Paragraph 9.03 below, and whether or not this Agreement shall be terminated or the Merger shall be consummated, CBI, CRB and FCB each shall pay its or their own legal, accounting, financial and other consulting or advisory fees, and all its or their other costs and expenses, incurred or to be incurred in connection with the execution and performance of its or their obligations under this Agreement, or otherwise in connection with this Agreement and the transactions described herein (including without limitation filing fees, printing and mailing costs, and other out-of-pocket expenses). For purposes of this Agreement, expenses associated with the printing and mailing of the Proxy Statement and all amounts owed by CBI to Ewing for its services and for rendering the "CBI Fairness Opinion" described in Paragraph 8.02(g), will be deemed to have been incurred solely by CBI.

                  7.08. Employment and Change in Control Severance Agreements. At the Effective Time, FCB shall, by virtue of the Merger, assume and become responsible for CBI's obligations, and succeed to CBI's rights, under (a) the Existing Employment Agreements, (b) the New Employment Agreements, and (c) the CIC Agreements.

                  7.09. Treatment of 401(k) Plan. CBI's Section 401(k) plan will be terminated, effective immediately prior to the Effective Time. Each participant in CBI's plan at the time it is terminated may elect, upon completion of the termination and the final liquidation of the plan, (a) to receive a distribution of the assets credited to his or her plan account at that time, (b) to have those assets credited as a direct "roll-over" to the participant's individual retirement plan account, or, (c) if the participant will become a participant in FCB's Section 401(k) plan, to have those assets credited as a "roll-over" to the participant's plan account under FCB's plan.

                  CBI and CRB each will take or cause to be taken such actions as FCB shall reasonably consider to be necessary or desirable in connection with or to effect or facilitate such plan termination. As successor to CBI and CRB, FCB agrees that, as of the Effective Time, it will assume any and all administrative and fiduciary duties of CBI and CRB with respect to completion of the termination and liquidation of CBI's plan, including, without limitation, duties relating to filings with the Internal Revenue Service relating to the plan.

                  7.10. Equity Award Termination and Releases. Following the date of this Agreement, and not less than 30 days before the Closing, CBI's Board of Directors will take such action as is necessary or appropriate under CBI's 2007 Equity Plan and 1997 Stock Option Plan to effect a termination of each CBI Option or CBI SAR that remains outstanding and unexercised immediately prior to the Effective Time and the conversion of the rights of the holders of those CBI Stock Awards into the right to receive cash as described below. CBI shall enter into a written agreement (an "Equity Award Release") in form reasonably satisfactory to FCB with each holder of a then outstanding CBI Option, CBI SAR, CBI RSA or other share-based award granted under CBI's 2007 Equity Plan, 1997 Stock Option Plan or otherwise, and providing that:

                           (a) in the case of CBI Options,  immediately prior to
the Effective Time each then outstanding CBI Option held by that holder shall terminate automatically and be cancelled, and, whether or not such CBI Option was vested, CBI will pay to that holder, in cash, an amount (if any) equal to

(i) $21.00, minus the exercise price of that CBI Option as provided in the written agreement evidencing it, multiplied by (ii) the number of shares of CBI Stock covered by the CBI Option;

                           (b) in the case of CBI SARs, immediately prior to the
Effective Time each then outstanding CBI SAR held by that holder shall terminate automatically and be cancelled, and, whether or not such CBI SAR was vested, CBI will pay to that holder, in cash, an amount (if any) equal to (i) $21.00, minus the exercise price of that CBI SAR as provided in the written agreement evidencing it, multiplied by (ii) the number of shares of CBI Stock covered by the CBI SAR;

                           (c) in the case of CBI RSAs,  each  then  outstanding
CBI RSA shall terminate and be cancelled at the Effective Time and, whether or not such CBI RSA was vested, shares of CBI Stock covered by the CBI RSA shall be converted into the right to receive from FCB in exchange for those shares the Merger Consideration described in Paragraph 2.04 above on the same basis as all other shareholders of CBI;

                           (d) in the  case of any  other  type  of  outstanding
stock-based award granted under CBI's 2007 Equity Plan or otherwise, provisions comparable to those described above to effect a termination of any such other awards at the Effective Time in return for a cash payment from CBI, whether or not such other award was vested, in an amount and form reasonably satisfactory to FCB;

                           (e)  the  holder   understands  and  agrees  that  no
assurances or representations are being made to him or her by CBI or FCB with respect to the tax treatment of any such payment, and the holder will be and remain responsible for the timely payment of all federal and state income taxes and his or her portion of any FICA and FUTA taxes applicable to the above payment;

                           (f) CBI and its  successors  in interest may withhold
from such payment any and all such taxes that it reasonably believes it is required to withhold; and

                           (g) the holder fully and completely  releases CBI and
its successors in interest, including FCB, from any further obligation with respect to his or her CBI Options, CBI SARs, CBI RSAs or other share-based awards and from any liability for the tax consequences of such payment.

                  No such payment shall be made to any holder of a CBI Option, CBI SAR, CBI RSA or other share-based award unless and until the holder executes and delivers an Equity Award Release to CBI. Payments made by CBI pursuant to executed Equity Award Releases as described in this Paragraph 7.10 shall not be deemed to breach any covenant of CBI or CRB hereunder or to result in a breach of any representation or warranty of CBI or CRB herein, provided, that such payments shall not be made with respect to an aggregate number of CBI Options, CBI SARs, CBI RSAs or other share-based awards that exceeds the number of such awards Previously Disclosed to FCB. As a result of the Merger, FCB will become responsible for CBI's payment obligations, and shall become entitled to all rights of CBI, under each Equity Award Release, from and after the Effective Time.

                   7.11.   Deregistration of CBI Stock.

                           (a)  Immediately  prior to the  Effective  Time,  and
subsequent to the payments required by Paragraph 7.10 above, CBI shall file amendments to each of its Registration Statements on Form S-8 previously filed with the SEC under the Securities Act of 1933 relating to issuance of shares of CBI Stock pursuant to the 2007 Equity Plan or the 1997 Stock Option Plan, which amendments shall remove from registration all shares of CBI Stock that remain unissued pursuant to those plans.

                           (b) Prior to the Effective  Time, CBI shall terminate
the CBI DRIP and file an amendment to its Registration Statement on Form S-3 previously filed with the SEC under the Securities Act of 1933 relating to issuance of shares of CBI Stock pursuant to the DRIP, which amendment shall remove from registration all shares of CBI Stock that remain unissued pursuant to the DRIP.

                   7.12. Satisfaction of Conditions to Regulatory Approvals. In the event that any Regulatory Authority shall require, in connection with or as a condition to its approval of the Merger, the divestiture of branches or deposits of CRB or FCB in any of their banking markets, then CBI, CRB and FCB each will cooperate with the others and use Commercially Reasonable Efforts to complete actions necessary in order to satisfy that requirement; provided, however, that this Paragraph shall not require either party to agree to or complete any divestiture of any branch or deposits on terms, including price, that it reasonably considers inadequate or unreasonable. An aggregate price that equals or exceeds the "net book value" of the assets associated with a branch that is to be divested shall not be considered to be inadequate or unreasonable. For purposes of this Paragraph 7.12, "net book value" means the aggregate of amounts recorded in accordance with GAAP on the books and records of FCB, in the case of an FCB branch, or CRB, in the case of a CRB branch, with respect to a branch, including without limitation amounts reflecting outstanding loans, cash on hand, fixed assets (including real property, equipment and fixtures), core deposit intangibles, and good will, plus, in the case of branch located in real property leased under a lease agreement which will not be assumed by the purchaser of the branch, the then current present value of the remaining payment obligation with respect to that lease. In the case of a sale of a CRB branch prior to the Closing, "net book value" also shall include the amount of core deposit intangible that would have been recorded by FCB on its books as a result of the Merger but that will not be recorded as a result of the sale of the CRB branch.

                   In connection with any such divestiture requirement which may be satisfied by a divestiture of a branch or deposits of either CRB or FCB, FCB shall have the right to determine which branch or whose deposits are to be divested; and, in, the case of any sale of a CRB branch pursuant to any divestiture requirement prior to the Closing, CBI and CRB agree that, without the prior written consent of FCB, CRB will not sell a CRB branch pursuant to this Paragraph 7.12 at an aggregate price less than the net book value (as defined above) of the assets associated with that branch.

                  7.13. Dissolution of RIA and FNFS. Prior to the Closing, CBI and CRB will make necessary filings with the South Carolina Secretary of State to effect the dissolution of RIA and FNFS.

                                  ARTICLE VIII.
                         CONDITIONS PRECEDENT TO MERGER

                  8.01. Conditions to all Parties' Obligations. Notwithstanding any other provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

                           (a)  Regulatory  Approvals.  (i) The Merger and other
transactions described in this Agreement shall have been approved, to the extent required by law, by all Regulatory Authorities having jurisdiction over such transactions; (ii) no Regulatory Authority shall have objected to or withdrawn its approval of such transactions; (iii) the 15-day or 30-day waiting period, as applicable, required following receipt of necessary approvals of federal Regulatory Authorities for review of the transactions described herein by the United States Department of Justice shall have expired, and, in connection with any such review, no objection to the Merger shall have been raised; and (iv) all other consents, approvals and permissions, including corporate approvals, and the satisfaction of all other requirements, prescribed by law or regulation that are necessary to the carrying out of the transactions contemplated herein shall have been procured; provided, however, that a requirement imposed by any Regulatory Authority as described in Paragraph 7.12 above shall not constitute grounds for either CBI, CRB or FCB to refuse to consummate the Merger unless it shall have complied with its obligations under Paragraph 7.12.

                           (b) Adverse Proceedings, Injunction, Etc. There shall
not be any (i) order, decree or injunction of any court or agency of competent jurisdiction which enjoins or prohibits the Merger or any of the other transactions described in this Agreement or any of the parties hereto from consummating any such transaction, (ii) pending or threatened investigation of the Merger or any of such other transactions by the United States Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Merger or any other such transaction; provided, however, that a requirement imposed by any Regulatory Authority as described in Paragraph 7.12 above shall not constitute grounds for either CBI, CRB or FCB to refuse to consummate the Merger unless it shall have complied with its obligations under Paragraph 7.12, (iii) suit, action or proceeding by any person (including any Regulatory Authority), pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit CBI, CRB or FCB from consummating the Merger or carrying out any of the terms or provisions of this Agreement, or (iv) other suit, claim, action or proceeding pending or threatened against any of the CBI Companies or FCB or any of their respective officers or directors or affiliates which shall reasonably be considered by CBI or FCB to be materially burdensome in relation to the proposed Merger, or which FCB reasonably believes would have a CBI Material Effect or an FCB Material Effect, and which has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within 90 days of the institution or threat thereof.

                           (c) Approval by Boards of Directors and Shareholders.
The Boards of Directors of each of CBI, CRB and FCB shall have duly approved and adopted this Agreement, the shareholders of CBI shall have duly approved the Plan of Merger at the CBI Shareholders' Meeting, and CBI and Bancorp, as the sole shareholders of CRB and FCB, respectively, shall have duly approved and adopted the Plan of Merger, all by appropriate resolutions and to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles of Incorporation or Association, as applicable, and Bylaws, and each of those approvals shall remain in effect and not have been rescinded.

                           (d) Articles of Merger;  Other Actions.  The Articles
of Merger described in Paragraph 2.06 shall have been duly executed and filed with the South Carolina Secretary of State as provided in that Paragraph.

                  8.02. Additional Conditions to CBI's and CRB's Obligations. Notwithstanding any other provision of this Agreement to the contrary, CBI's and CRB's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date.

                           (a) Material  Adverse Change.  Since the date of this
Agreement, there shall not have occurred any FCB Material Change, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance, which, individually or in the aggregate, and with the lapse of time or otherwise, may or could cause, create or result in any such FCB Material Change.

                           (b) Compliance  with Laws. FCB shall have complied in
all material respects with all federal and state laws and regulations applicable to the transactions described in this Agreement where the violation of or failure to comply with any such law or regulation could or may have an FCB Material Effect.

                           (c)  FCB's   Representations   and   Warranties   and
Performance of Agreements. Unless waived in writing by CBI as provided in Paragraph 11.03, each of the representations and warranties of FCB contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except for changes or exceptions which, individually or in the aggregate, have not had, and cannot reasonably be expected to have, an FCB Material Effect; and, FCB shall have complied with or performed in all material respects all of its obligations, covenants and agreements hereunder to be complied with or performed by it on or before the Closing Date.

                           CBI and CRB shall have  received a  certificate  from
FCB dated as of the Closing Date and executed by FCB's Chief Executive Officer and Chief Financial Officer to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by CBI.

                           (d) Legal  Opinion of FCB's  Counsel.  CBI shall have
received the written legal opinion of Sherrill Roof Millender LLP, South Carolina counsel to FCB, dated as of the Closing Date, covering matters normally covered in such opinions and such other matters as CBI shall reasonably request and otherwise in form and substance reasonably satisfactory to CBI.

                           (e) Other Documents and  Information.  FCB shall have
provided to CBI correct and complete copies (certified by its Secretary) of resolutions of its Board of Directors and sole shareholder pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate of the incumbency of FCB's officers who executed this Agreement or any other documents delivered to CBI and CRB in connection with the Closing.

                           (f) Deposit of Merger  Consideration.  FCB shall have
deposited the aggregate amount of the Merger Consideration with the Paying Agent as described in Paragraph 2.04(c).

                           (g) Fairness  Opinion.  CBI shall have  received from
Ewing a written opinion, dated within ten days prior to the mailing date of the Proxy Statement, in a form reasonably satisfactory to it, to the effect that the terms of the Merger, including the consideration to be received by CBI's shareholders in the Merger, is fair, from a financial point of view, to CBI and its shareholders (the "CBI Fairness Opinion").

                           (h) No  Termination  or  Abandonment.  This Agreement
shall not have been terminated by FCB under the provisions of Article IX.

                  8.03. Additional Conditions to FCB's Obligations. Notwithstanding any other provision of this Agreement to the contrary, FCB's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date.

                           (a) Material  Adverse Change.  Since the date of this
Agreement, there shall not have occurred any CBI Material Change, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, individually or in the aggregate, and with the lapse of time or otherwise, may or could cause, create or result in any such CBI Material Change or, after the Merger, have an FCB Material Effect.

                           (b)  Compliance  with  Laws.  CBI and CRB shall  have
complied in all material respects with all federal and state laws and regulations applicable to the transactions described in this Agreement where the violation of or failure to comply with any such law or regulation could or may have a CBI Material Effect or, following the Merger, an FCB Material Effect.

                           (c) CBI's and CRB's  Representations  and  Warranties
and Performance of Agreements. Unless waived in writing by FCB as provided in Paragraph 11.03, each of the representations and warranties of CBI and CRB contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date, except for changes or exceptions which, individually or in the aggregate, have not had, and cannot reasonably be expected to have, a CBI Material Effect or, following the Merger, an FCB Material Effect; and, CBI and CRB shall have complied with or performed in all material respects all its or their obligations, covenants and agreements hereunder to be complied with or performed by it or them on or before the Closing Date.

                           FCB shall have received certificates from CBI and CRB
dated as of the Closing Date and executed by CBI's and CRB's respective Chief Executive Officers and Chief Financial Officers to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by FCB.

                           (d)  Employment  Agreements.  Each  of  the  Existing
Employment Agreements and New Employment Agreements described in Paragraph 5.01(j) shall remain in full force and effect and, except as described in that Paragraph, shall not have been modified or amended by CRB except with the written consent of FCB.

                           (e)  Termination  of CBI Stock Awards.  Except to the
extent that they shall previously have expired or been exercised in accordance with their terms or cancelled in accordance with the terms of the applicable plans under which they were issued, and except to the extent that the following requirements shall be waived by FCB, each holder of an unexercised CBI Stock Award that is outstanding immediately prior to the Closing shall have executed and delivered to CBI an Equity Award Release in a form reasonably satisfactory to FCB, and all outstanding CBI Options, CBI SARs, CBI RSAs and other share-based awards shall have been effectively terminated, all in the manner described in Paragraph 7.10, effective not later than the Effective Date.

                           (f) Consents to  Assignment;  Estoppel  Certificates.
CBI and CRB shall have obtained and delivered to FCB the consents to assignments of leases and contracts (including estoppel certificates pertaining to Lease Agreements) requested by FCB as described in Paragraph 5.01(g) above.

                           (g) Legal  Opinion of CBI's  Counsel.  FCB shall have
received the written legal opinion of Haynsworth Sinkler Boyd, P.A., counsel to CBI and CRB, dated as of the Closing Date, covering matters normally covered in such opinions and such other matters as FCB shall reasonably request and otherwise in form and substance reasonably satisfactory to FCB.

                           (h)  Other  Documents  and  Information.  CBI and CRB
shall have provided to FCB correct and complete copies (all certified by their respective Secretaries) of their respective Articles of Incorporation or Association, as applicable, and Bylaws, and resolutions of their respective Boards of Directors and CBI's shareholders, pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate as to the incumbency of CBI's and CRB's officers who executed this Agreement or any other documents delivered to FCB in connection with the Closing.

                           (i)  No  Disadvantageous   Conditions  to  Regulatory
Approvals. No Regulatory Authority shall have raised an objection to or imposed any condition on the Merger or its approval thereof (including without limitation any requirement of divestiture of branches or deposits of CRB or FCB in any banking market) which is reasonably deemed by FCB, at its discretion, to so adversely impact the economic or business benefits of this Agreement or the Merger to FCB as to render it inadvisable for it to consummate the Merger; provided, however, that a requirement imposed by any Regulatory Authority as described in Paragraph 7.12 above shall not constitute grounds for FCB to refuse to consummate the Merger unless it shall have complied with its obligations under Paragraph 7.12.

                           (j) No  Termination  or  Abandonment.  This Agreement
shall not have been terminated by CBI under the provisions of Article IX.

                                   ARTICLE IX.
                          TERMINATION; BREACH; REMEDIES

                  9.01. Mutual Termination. At any time prior to the Closing, this Agreement may be terminated by the mutual agreement of CBI and FCB. Upon any such mutual termination, and except as otherwise provided herein, all obligations of CBI, CRB and FCB under this Agreement shall terminate and each party shall pay its own costs and expenses as provided in Paragraph 7.07.

                  9.02. Unilateral Termination. At any time prior to the Closing, this Agreement may be terminated by either CBI or FCB upon written notice to the other in the manner provided herein and under the circumstances described below.

                           (a)   Termination  by  FCB.  This  Agreement  may  be
terminated by FCB by action of its Board of Directors or Executive Committee:

                                    (i) if CBI or CRB  shall  have  violated  or
failed to fully perform or comply with any of its or their obligations, covenants or agreements contained in Articles V or VII herein, to the extent that such obligations, covenants or agreements were required to be complied with or performed at or prior to the time when FCB gives notice of such termination;

                                    (ii) if there  shall have  occurred  any CBI
Material Change, or any event or development shall have occurred, or any condition or circumstance exists, which, with the lapse of time or otherwise, may or could cause, create or result in any such CBI Material Change;

                                    (iii)   if  (A)  any  of   CBI's   or  CRB's
representations or warranties contained in Article III or in any other certificate or writing delivered by either of them to FCB pursuant to this Agreement shall have been false or misleading in any material respect when made, or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Knowledge of CBI, or (B) there shall have occurred any event or development, or there exists any condition or circumstance, which, with the lapse or time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Knowledge of CBI, and which, in any event, individually or in the aggregate, has or have had, or reasonably could be expected to have, a CBI Material Effect or, following the Merger, an FCB Material Effect;

                                    (iv) if CBI's  shareholders  do not  approve
this Agreement and the Merger at the CBI Shareholders' Meeting or if, notwithstanding FCB's satisfaction in all material respects of its obligations under Paragraph 7.02 above, the CBI Shareholders' Meeting is not held by December 31, 2008;

                                    (v) if,  for the  reasons  and to the extent
permitted by Paragraph 5.01(a), the Proxy Statement distributed by CBI to its shareholders in connection with the CBI Shareholders' Meeting does not state that CBI's Board of Directors considers the Merger to be advisable and in the best interests of CBI and its shareholders and that the Board recommends that CBI's shareholders vote for approval of the Plan of Merger (or, after having made such a recommendation in the Proxy Statement, the Board withdraws, qualifies or revises that recommendation in any material respect).

                                    (vi) if,  notwithstanding FCB's satisfaction
of its obligations under Paragraph 7.12 above, the Merger shall not have become effective on or before March 31, 2009, or such later date as shall be mutually agreed upon in writing by CBI and FCB; or

                                    (vii) under the  circumstances  described in
Paragraph 7.04(c).

However, before FCB may terminate this Agreement for either of the reasons specified in subparagraphs (i) or (iii) of this Paragraph 9.02(a), it shall give written notice to CBI in the manner provided in Paragraph 11.05 of this Agreement stating its intent to terminate and a description of the specific breach, default, violation or other condition or circumstances giving rise to its right to so terminate. Such termination by FCB shall not become effective if, within 30 days following the giving of such notice or such additional time as FCB may allow in its discretion, CBI and CRB shall cure such breach, default or violation or satisfy or eliminate such condition or circumstances to the reasonable satisfaction of FCB and without cost or expense to FCB or an aggregate cost or expense to any of the CBI Companies with respect to all such breaches, defaults or violations, conditions or circumstances that would have a CBI Material Effect. In the event CBI or CRB cannot or does not cure such breach, default or violation, or arrange to satisfy or eliminate such condition or circumstances, as provided above within such cure period, FCB shall give a further written notice to CBI in the manner provided in Paragraph 11.05 of this Agreement stating that CBI and CRB have failed to cure satisfactorily the breach, default or violation, or to satisfy or eliminate such condition or circumstances, and that FCB terminates the Agreement. Termination of this Agreement by FCB shall be effective upon its giving of such further written notice to CBI.

                           (b)  Termination  by CBI.  At any  time  prior to the
Closing, this Agreement may be terminated by CBI and CRB, by action of CBI's Board of Directors:

                                    (i) if FCB shall have  violated or failed to
fully perform or comply with any of its obligations, covenants or agreements contained in Articles VI or VII herein, to the extent that such obligations, covenants or agreements were required to be complied with or performed at or prior to the time when CBI gives notice of such termination;

                                    (ii) if there  shall have  occurred  any FCB
Material Change, or any event or development shall have occurred, or any condition or circumstance exists, which, with the lapse of time or otherwise, may or could cause, create or result in any such FCB Material Change; or

                                    (iii)  if (A) any of  FCB's  representations
and warranties contained in Article IV or in any other certificate or writing delivered by it to CBI pursuant to this Agreement shall have been false or misleading in any material respect when made, or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Knowledge of FCB, or (B) there shall have occurred any event or development, or there exists any condition or circumstance, which, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Knowledge of FCB, and which, in any event, individually or in the aggregate, has or have had, or reasonably could be expected to have, an FCB Material Effect; or;

                                    (iv) if,  notwithstanding  CBI's  and  CRB's
satisfaction of their obligations under Paragraphs 5.01(a) and 7.02 above, CBI's shareholders do not approve this Agreement and the Merger at the CBI Shareholders' Meeting;

                                    (v)  if,  notwithstanding  CBI's  and  CRB's
satisfaction of their obligations under Paragraph 7.12 above, the Merger shall not have become effective on or before March 31, 2009, or such later date as shall be mutually agreed upon in writing by CBI and FCB.

                                    (vi)  in  the  event  that  CBI's  Board  of
Directors determines in good faith, after consultation with and receipt of the advice of its outside counsel and financial advisers, that in light of a "Superior Proposal" (as defined below) it is necessary to terminate this Agreement in order to comply with its fiduciary duties to CBI and to CBI's shareholders under applicable law; provided, however, that CBI's Board of Directors may terminate this Agreement pursuant to this Paragraph 9.02(b)(vi) only if it concurrently enters into an Acquisition Agreement related to a Superior Proposal; and, provided further, however, that this Agreement may be terminated pursuant to this Paragraph 9.02(b)(vi) only after the tenth business day following FCB's receipt of written notice advising FCB that CBI's Board of Directors is prepared to accept a Superior Proposal, and only if, during such ten-day period, if FCB so elects, CBI and its advisers shall have negotiated in good faith with FCB to make such adjustments in the terms and conditions of this Agreement as would enable FCB to proceed with the transactions contemplated herein on such adjusted terms.

                                    "Superior  Proposal"  means an  unsolicited,
bona fide, written offer made by a third party to consummate an Acquisition Proposal that CBI's Board of Directors determines, in good faith, after consulting with its outside legal counsel and its financial adviser, would, if consummated, result in a transaction that is more favorable to the CBI's shareholders than the transactions contemplated hereby.

                                    Any  termination of the Agreement under this
Paragraph 9.02(b) must be approved by CBI's Board of Directors, and any such termination shall have the effect of terminating the Agreement as to both CBI and CRB. However, before CBI may terminate this Agreement for either of the reasons specified in clauses (i) or (iii) of this Paragraph 9.02(b), CBI shall give written notice to FCB in the manner provided in Paragraph 11.05 of this Agreement stating its intent to terminate and a description of the specific breach, default, violation or other condition or circumstances giving rise to its right to so terminate. Such termination by CBI shall not become effective if, within 30 days following the giving of such notice or such additional time as CBI may allow in its discretion, FCB shall cure such breach, default or violation or satisfy or eliminate such condition or circumstances to the reasonable satisfaction of CBI. In the event FCB cannot or does not cure such breach, default or violation, or arrange to satisfy or eliminate such condition or circumstances, as provided above within such cure period, CBI shall give a further written notice to FCB in the manner provided in Paragraph 11.05 of this Agreement stating that FCB has failed to cure satisfactorily the breach, default or violation, or to satisfy or eliminate such condition or circumstances, and that CBI terminates the Agreement. Termination of this Agreement by CBI shall be effective upon its giving of such further written notice to FCB.

                  9.03.    Breach; Remedies; Expense Reimbursement.

                           (a)  Breach  by CBI or  CRB.  If  this  Agreement  is
terminated by FCB pursuant to Paragraph 9.02(a)(i) or 9.02(a)(iii) above, then CBI and CRB shall be jointly and severally obligated to pay to FCB an amount equal to FCB's aggregate documented out-of-pocket expenses actually incurred by it in negotiating and preparing this Agreement, performing due diligence, and otherwise in connection with or attempting to consummate the transactions described herein. In all other cases in which FCB terminates this Agreement each party shall pay his, her or its own costs and expenses as provided in Paragraph 7.07.

                           Subject to CBI's and CRB's  obligation  to  reimburse
FCB's out-of-pocket expenses as described above and to CBI's and CRB's obligation to pay the termination fees described in Paragraph 9.04 below, in the event of a breach by CBI or CRB of any of their representations or warranties, or their failure to perform or violation of any of their obligations, agreements or covenants, contained in this Agreement, FCB's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 9.02(a) above.

                           (b) Breach by FCB. If this Agreement is terminated by
CBI pursuant to Paragraph 9.02(b)(i) or 9.02(b)(iii) above, then FCB shall be obligated to pay to CBI an amount equal to CBI's and CRB's aggregate documented out-of-pocket expenses actually incurred by them in negotiating and preparing this Agreement, performing due diligence, and otherwise in connection with or attempting to consummate the transactions described herein. In all other cases in which CBI terminates this Agreement, each party shall pay his, her or its own costs and expenses as provided in Paragraph 7.07.

                           Subject to FCB's  obligation  to reimburse  CBI's and
CRB's out-of-pocket expenses as described above, in the event of a breach by FCB of any of its representations or warranties, or its failure to perform or violation of any of its obligations, agreements or covenants, contained in this Agreement, CBI's and CRB's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 9.02(b) above.

                           (c)  Enforcement  of  Certain  Agreements   Following
Termination. Notwithstanding anything contained in this Agreement to the contrary, either party shall be entitled to commence a suit at law or in equity for the purpose of (A) obtaining appropriate relief in the event of a violation, or imminent violation, by the other party of Paragraph Section 7.03 above, or
(ii) enforcing the other party's indemnification obligation under Article X of this Agreement.

                  9.04. Termination Fees. Notwithstanding anything contained in this Agreement to the contrary, in addition to their obligation to reimburse FCB for its out-of-pocket expenses under certain circumstances as described in Pararaphs 9.03(a) above, CBI and CRB will be obligated, jointly and severally, to pay a termination fee to FCB fee in the amount of $1,000,000 if:

                           (a) (i) FCB  terminates  this  Agreement  pursuant to
Paragraph 9.02(a)(i) where CBI's or CRB's failure to fully perform any of its obligations, covenants or agreements that gives rise to such termination was for reasons reasonably within CBI's or CRB's control, and at any time after the date of this Agreement and prior to the date of such termination an Acquisition Proposal has been publicly announced, disclosed or communicated or otherwise made known to the senior management or Board of Directors of CBI or CRB;

                                    (ii)  (A)  FCB  terminates   this  Agreement
pursuant to Paragraph 9.02(a)(iv), or (B) CBI terminates this Agreement pursuant to Paragraph 9.02(b)(iv), and in either such case an Acquisition Proposal has been publicly announced or disclosed by, or communicated or made known to, the senior management or Board of Directors of CBI or CRB at any time after the date of this Agreement and prior to the date of the CBI Shareholders' Meeting or, in the case of a termination by FCB as a result of the CBI Shareholder meeting not being held by the date specified in Paragraph 9.02(a)(iv), prior to the date of such termination;

                                    (iii) FCB terminates this Agreement pursuant
to Paragraph 9.02(a)(v); or

                                    (iv) FCB terminates this Agreement  pursuant
to Paragraph 9.02(a)(vi) under circumstances in which the reason the Merger has not become effective on or before the date specified in that subparagraph were within the reasonable control of CBI and CRB;

and, in the case of a termination described in (i), (ii), (iii) or (iv) above, if at any time after the date of this Agreement and before the date 12 months after the date of such termination by FCB, (A) CBI or CRB shall have executed, entered into or otherwise become bound by an Acquisition Agreement, (B) either of their Boards of Directors has accepted, approved, endorsed, recommended or otherwise taken or agreed to any action in furtherance of, any Acquisition Proposal, or (C) any filing has been made with the SEC in connection with an Acquisition Proposal; or if

                           (b)  CBI  terminates   this  Agreement   pursuant  to
Paragraph 9.02(b)(vi).

                  9.05. Method and Timing of Payments. Any payment for reimbursement of expenses due from FCB to CBI under Paragraph 9.03(b), or from CBI and CRB to FCB under Paragraph 9.03(a), shall be made by wire transfer of immediately available funds within two business days following the date of termination of the Agreement giving rise to that payment, and any payment of a termination fee due from CBI and CRB to FCB under Paragraph 9.04 shall be made by wire transfer of immediately available funds within two business days following the later of the date of FCB's termination of the Agreement or the date the Acquisition Agreement is approved by CBI's or CRB's Board of Directors, executed or entered into.

                                   ARTICLE X.
                                 INDEMNIFICATION

                  10.01.   Indemnification Following Termination of Agreement.

                           (a) By CBI and CRB.  CBI and CRB each agree that,  in
the event this Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend FCB and its officers, directors, attorneys, financial advisers and consultants from and against any and all claims, disputes, demands, causes of action, suits or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by them:

                                    (i) in  connection  with or which  arise out
of, result from, or are based upon (A) the operations or business transactions of any of the CBI Companies or their relationship with any of their employees, or (B) the failure of any of the CBI Companies to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                                    (ii) in  connection  with or which arise out
of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by CBI or CRB of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of CBI or CRB to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                                    (iii) in connection  with or which arise out
of, result from, or are based upon any information provided by CBI or CRB which is included in the Proxy Statement and which information causes the Proxy Statement at the time of its mailing to CBI's shareholders to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

                           (b) By  FCB.  FCB  agrees  that,  in the  event  this
Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend CBI and CRB and their respective officers, directors, attorneys, financial advisers and consultants from and against any and all claims, disputes, demands, causes of action, suits, or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by them:

                                    (i) in  connection  with or which  arise out
of, result from, or are based upon (A) FCB's operations or business transactions or its relationship with any of its employees, or (B) FCB's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                                    (ii) in  connection  with or which arise out
of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by FCB of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of FCB to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                                    (iii) in connection  with or which arise out
of, result from, or are based upon any information provided by FCB in writing which is included in the Proxy Statement and which information causes the Proxy Statement at the time of its mailing to CBI's shareholders to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

                           (c)  Procedure for Claiming  Indemnification.  If any
matter subject to indemnification under Paragraph 10.01 arises in the form of a claim (herein referred to as a "Third Party Claim") against CBI, CRB or FCB, or their respective successors and assigns, or any of their respective subsidiary entities, officers, directors, attorneys, financial advisers or consultants (collectively, "Indemnitees"), the Indemnitee promptly shall give notice and details thereof, including copies of all pleadings and pertinent documents, to the party obligated for indemnification hereunder (the "Indemnitor"). Within 15 days of such notice, the Indemnitor either (i) shall pay the Third Party Claim either in full or upon agreed compromise, or (ii) shall notify the applicable Indemnitee that the Indemnitor disputes the Third Party Claim and intends to defend against it, and thereafter shall so defend and pay any adverse final judgment or award in regard thereto. Such defense shall be controlled by the Indemnitor and the cost of such defense shall be borne by it, except that the Indemnitee shall have the right to participate in such defense at its own expense and provided that the Indemnitor shall have no right in connection with any such defense or the resolution of any such Third Party Claim to impose any cost, restriction, limitation or condition of any kind that compromises the Indemnitee hereunder. In the case of an Indemnitee that is an officer, director or attorney of a party to this Agreement, then that party agrees that it shall cooperate in all reasonable respects in the defense of any such Third Party Claim, including making personnel, books and records relevant to the Third Party Claim available to the Indemnitor without charge therefor except for out-of-pocket expenses. If the Indemnitor fails to take action within 15 days as hereinabove provided or, having taken such action, thereafter fails diligently to defend and resolve the Third Party Claim, the Indemnitee shall have the right to pay, compromise or defend the Third Party Claim and to assert the indemnification provisions hereof. The Indemnitee also shall have the right, exercisable in good faith, to take such action as may be necessary to avoid a default prior to the assumption of the defense of the Third Party Claim by the Indemnitor.

                   10.02   Indemnification of CBI Directors and Officers.

                           (a) From and after the  Effective  Time,  and without
releasing any insurance carrier and after exhaustion of all applicable director and officer liability insurance coverage for the CBI Companies and their directors and officers, FCB, as successor in interest to CBI and CRB, will be obligated to indemnify each of their current and former directors and officers, and each of their officers or employees that is serving or has served as a director or trustee of another entity expressly at the request or direction of any of the CBI Companies (each, an "Indemnified Party"), as and to the extent that each of those persons would have had a right to be indemnified by the CBI Companies under their respective Articles of Incorporation or Association, as applicable, and Bylaws in effect on the date of this Agreement, or under Chapter 8 of the South Carolina Business Corporation Act of 1988, or under The National Bank Act, had the Merger not been consummated, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, amounts paid in settlement, losses, claims damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including the transaction contemplated by this Agreement), whether asserted or claimed prior to, at or after the Effective Time, as they are from time to time incurred.

                           (b)  Any   Indemnified   Party   wishing   to   claim
indemnification under this Section 10.02, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify FCB thereof, but the failure to so notify shall not relieve FCB of any liability it may have hereunder to such Indemnified Party if such failure does not materially and substantially prejudice FCB. Notwithstanding anything contained in this Section
10.02 to the contrary, FCB shall have the right to assume the defense of any such claim, action, suit, proceeding or investigation and, upon such assumption, FCB shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses incurred by such Indemnified Party in connection with the defense thereof. However, if FCB elects not to assume such defense or counsel for such Indemnified Party, or if there are issues which raise conflicts of interest between FCB and such Indemnified Party, such Indemnified Party may retain counsel reasonably satisfactory to him, and FCB shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything contained in this
Section 10.02 to the contrary, FCB shall not be liable for any settlement of any such claim, action, suit, proceeding or investigation that is effected without its prior written consent.

                                   ARTICLE XI.
                            MISCELLANEOUS PROVISIONS

                  11.01. Survival of Certain Rights and Obligations Following Closing or Termination. With the exception of FCB's obligations under Paragraph 10.02, none of the representations, warranties or agreements of CBI, CRB or FCB contained in this Agreement shall survive or remain in effect following consummation of the Merger, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein (with the exception of Paragraph 10.02), or otherwise. Notwithstanding any provision in this Agreement to the contrary, the covenants, agreements, rights and obligations of the parties pursuant to Paragraphs 7.03, 7.07, 9.02, 9.03, 9.04,
10.01 and this 11.01 shall survive and remain in full force and effect in accordance with their terms following any termination of this Agreement pursuant to Article IX above.

                  11.02. Inspection. Neither the right of CBI and CRB under this Agreement to investigate or inspect the premises, properties, books, records, files and other assets or information of FCB, nor the right of FCB to investigate or inspect the premises, properties, books, records, files and other assets or information of any of the CBI Companies, in any way shall establish any presumption that CBI, CRB or FCB should have conducted any investigation or that such right has been exercised by any of them or their agents, representatives or others. Any investigations or inspections actually made by CBI and CRB, or by FCB, or by their respective agents, representatives or others, prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of the other parties in this Agreement.

                  11.03. Waiver. Any term or condition of this Agreement may be waived (except as to matters of regulatory approvals and other approvals required by law), either in whole or in part, at any time by the party which is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors or, in the case of FCB, by its Board of Directors or Executive Committee) that such waiver would not adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term or condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same term or condition or a waiver of any other or different term of condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by the other parties of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

                  11.04. Amendment. This Agreement may be amended, modified or supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of CBI, by an agreement in writing approved by the Boards of Directors of CBI and CRB, and the Board of Directors or Executive Committee of FCB, and executed in the same manner as this Agreement; provided, however, that, except with the further approval of CBI's shareholders of that change or as otherwise provided herein, following approval of this Agreement by CBI's shareholders no change may be made in the amount of consideration into which each share of CBI Stock will be converted.

                  11.05. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by recognized overnight courier, or by U.S. mail, first class postage prepaid, in each case addressed as follows (or to such other address as shall have been communicated by like notice to the party giving the notice):

If to CBI or CRB, to:                        With copy to:

   Community Bankshares, Inc.                  George S. King, Jr.
   102 Founders Court                          Haynsworth Sinkler Boyd, P.A.
   Orangeburg, South Carolina 29118            1201 Main Street, 22nd Floor
   Attn:  Samuel L. Erwin,                     Columbia, South Carolina 29211
          Chief Executive Officer

If to FCB, to:                               With copy to:

   First Citizens Bank and Trust               William R. Lathan, Jr.
   1230 Main Street                            Ward and Smith, P.A.
   Columbia, South Carolina  29201             1001 College Court
   Attn:  Craig L. Nix,                        New Bern, North Carolina  28562
          Chief Financial Officer

                                                            and

                                               C. Joseph Roof
                                               Sherrill Roof Millender LLP
                                               1122 Lady Street, Suite 700
                                               Columbia, South Carolina 29201

                  11.06. Further Assurance. CBI, CRB and FCB each agree to furnish to each other such further assurances with respect to the matters contemplated in this Agreement and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other party may reasonably request.

                  11.07. Headings and Captions. Headings and captions of the Articles, Paragraphs and Subparagraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

                  11.08. Gender and Number. As used in this Agreement, the masculine gender shall include the feminine and neuter, the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

                  11.09. Entire Agreement. This Agreement (including any schedules and exhibits attached hereto and any documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, either of the parties hereto other than those contained herein in writing.

                  11.10. Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

                  11.11. Assignment. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties.

                  11.12. Counterparts. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

                  11.13. Governing Law. This Agreement is made in and shall be construed and enforced in accordance with the laws of South Carolina and applicable laws of the United States.

                  IN WITNESS WHEREOF, CBI, CRB and FCB each has executed, or caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto, in each case as of the date first above written.

                              [SIGNATURES OMITTED]

                                   APPENDIX B

                        OPINIONS OF ALLEN C. EWING & CO.,
                               INVESTMENT BANKERS

                                                                   June 25, 2008

Board of Directors
Community Bankshares, Inc.
102 Founders Court
Orangeburg, South Carolina  29118

Members of the Board of Directors:

         Community Bankshares, Inc. ("CBI"), Community Resource Bank, N.A. ("CRB") and First Citizens Bank and Trust Company, Inc. ("FCB") have entered into an Agreement and Plan of Merger, dated June 25, 2008 (the "Agreement"), pursuant to which CBI and CRB will combine with FCB by means of the merger of CBI and CRB with and into FCB (the "Merger"). Upon consummation of the Merger, each of the outstanding shares of the common stock, no par value, of CBI shall be converted into the right to receive cash in the amount of $21.00. The terms and conditions of the Merger are more fully set forth in the Agreement.

         You have asked us to deliver an opinion as to whether the terms of the Merger are fair, from a financial point of view, to the shareholders of CBI.

         In arriving at our opinion, we have held discussions with members of senior management of CBI concerning CBI's business and the prospects of such business. We have reviewed, analyzed and otherwise taken into consideration certain publicly available business and financial information and certain other information prepared by, or provided to, us in connection with the Merger, including, among other things, the following:

          (1)  The Agreement;

          (2) CBI's consolidated financial statements for each of the years ended December 31, 2003 through 2007 and for the quarter ended March 31, 2008;

          (3) certain other historical financial statements and financial information relating to CBI that we deemed relevant;

          (4) CBI's internally prepared consolidated financial projections for the year ending December 31, 2008;

          (5) financial and market information relating to other publicly traded commercial banking companies considered by us to be reasonably similar to CBI;

          (6) the financial terms of recent business combinations in the commercial banking industry considered by us to be reasonably similar to the proposed Merger;

          (7) certain publicly available information with respect to historical market prices and trading activity of CBI common stock;

          (8) the current market environment in general and the commercial banking sector environment in particular; and

          (9) such other information, financial studies, valuation techniques, analyses, inquiries and investigations that we deemed relevant.

         In preparing our opinion, we have relied upon the accuracy and completeness of all publicly available information and all information provided to us, including the representations and warranties of CBI, CRB and FCB included in the Agreement, without independent verification. We have not conducted a physical inspection of the properties and facilities of CBI or CRB nor have we made or obtained any valuations or appraisals of the assets or liabilities, contingent or otherwise, of CBI or CRB.

         We have assumed that, in the course of obtaining the necessary regulatory approvals for the Merger, no conditions will be imposed that will have a material adverse effect on the terms of the Merger.

         Our opinion is necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. Events occurring after the date hereof could materially affect this opinion. Our opinion is directed solely to the fairness, from a financial point of view, of the terms of the Merger to the shareholders of CBI and does not address any other aspect of the Merger, nor does it constitute a recommendation to any shareholder of CBI as to how such shareholder should vote with respect to the Merger. Our opinion does not address the relative merits of the Merger as compared to any alternative business strategies that might exist for CBI, nor does it address the effect of any other business combination in which CBI might engage.

         This opinion letter will be superseded by a final opinion letter, and it is understood that such final opinion letter may be included in its entirety in the Proxy Statement to be mailed to the shareholders of CBI. Except as provided in Section 6 of our letter agreement dated September 7, 2007, neither this opinion nor the final opinion, however, may be summarized, excerpted from or otherwise publicly referred to without our prior written consent.

         Based upon, and subject to the foregoing, we are of the opinion as of the date hereof that the terms of the Merger are fair, from a financial point of view, to the shareholders of CBI.

                                                   Very truly yours,



                                                   Allen C. Ewing & Co.

                                   APPENDIX C

                        CONSOLIDATED FINANCIAL STATEMENTS
                          OF COMMUNITY BANKSHARES, INC.
                    (Pursuant to S.C. Code Section 33-11-103)

Audited Annual Financial Statements

     Report of Independent Registered Public Accounting Firm
     Consolidated Balance Sheets, December 31, 2007 and 2006
     Consolidated Statements of Income, Years Ended December 31, 2007, 2006, and
       2005
     Consolidated  Statements of Changes in  Shareholders'  Equity,  Years Ended
       December 31, 2007, 2006, and 2005
     Consolidated  Statements of Cash Flows, Years Ended December 31,2007, 2006,
       and 2005
     Notes to Consolidated Financial Statements

Unaudited Quarterly Financial Statements

     Consolidated Balance Sheets, December 31, 2007 and June 30, 2008 Consolidated Statements of Income, Quarters and Six Months Ended June 30,
       2008 and 2007
     Consolidated  Statements  of Changes in  Shareholders'  Equity,  Six Months
       Ended June 30, 2008 and 2007
     Consolidated Statements of Cash Flows, Six Months June 30, 2008 and 2007 Notes to Unaudited Consolidated Financial Statements

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and
   Board of Directors of
   Community Bankshares, Inc.


We have audited the accompanying consolidated balance sheets of Community Bankshares, Inc. and subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2007. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Community Bankshares, Inc. and subsidiaries at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.



Columbia, South Carolina                          s/ J. W. Hunt and Company, LLP
March 24, 2008

COMMUNITY BANKSHARES, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                                               December 31,
                                                                                                               ------------
                                                                                                          2007              2006
                                                                                                          ----              ----
                                                                                                          (Dollars in thousands)
Assets
      Cash and due from banks .................................................................         $  18,701         $  17,622
      Federal funds sold ......................................................................             6,985            29,102
                                                                                                        ---------         ---------
               Total cash and cash equivalents ................................................            25,686            46,724
      Interest-bearing deposits with other banks ..............................................               911             1,926
      Securities available-for-sale ...........................................................            57,868            84,783
      Securities held-to-maturity (estimated fair value
      $1,650 for 2007 and $1,750 for 2006) ....................................................             1,650             1,750
      Other investments .......................................................................             3,209             3,246
      Loans held for sale .....................................................................             3,509             9,235
      Loans, net of allowance for loan
      losses of $5,343 for 2007 and $4,662 for 2006 ...........................................           458,696           405,058
      Premises and equipment - net ............................................................            10,820            10,307
      Accrued interest receivable .............................................................             3,547             3,821
      Net deferred income tax assets ..........................................................             1,357             1,231
      Goodwill ................................................................................             4,321             4,321
      Core deposit intangible assets ..........................................................             2,345             2,591
      Prepaid expenses and other assets .......................................................             2,648             3,524
                                                                                                        ---------         ---------

               Total assets ...................................................................         $ 576,567         $ 578,517
                                                                                                        =========         =========

Liabilities
      Deposits
          Demand, noninterest-bearing .........................................................         $  57,738         $  61,693
          Interest-bearing transaction accounts ...............................................            82,512            81,052
          Savings .............................................................................            89,141            97,168
          Certificates of deposit of $100 and over ............................................           109,204            97,986
          Other time deposits .................................................................           143,112           145,722
                                                                                                        ---------         ---------
               Total deposits .................................................................           481,707           483,621
      Short-term borrowings ...................................................................             9,893            12,948
      Long-term debt ..........................................................................            29,679            26,188
      Accrued interest payable ................................................................             1,501             1,578
      Accrued expenses and other liabilities ..................................................               142             1,558
                                                                                                        ---------         ---------
               Total liabilities ..............................................................           522,922           525,893
                                                                                                        ---------         ---------

      Commitments and contingent liabilities

Shareholders' equity
      Common  stock - no par value, 12,000,000 authorized shares; issued and outstanding - 4,446,456 shares for 2007
      and 4,441,220 shares for 2006 ...........................................................            30,505            30,603
      Retained earnings .......................................................................            22,812            22,382
      Accumulated other comprehensive income (loss) ...........................................               328              (361)
                                                                                                        ---------         ---------
               Total shareholders' equity .....................................................            53,645            52,624
                                                                                                        ---------         ---------

               Total liabilities and shareholders' equity .....................................         $ 576,567         $ 578,517
                                                                                                        =========         =========

See accompanying notes to consolidated financial statements.

COMMUNITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME

                                                                                               Years Ended December 31,
                                                                                               ------------------------
                                                                                     2007                2006                2005
                                                                                     ----                ----                ----
                                                                                      (Dollars in thousands, except per share)
Interest and dividend income
      Loans, including fees .............................................           $ 34,768            $ 32,785           $ 28,955
      Interest-bearing deposits with other banks ........................                 56                 118                 49
      Debt securities
          Taxable .......................................................              3,741               2,316              1,643
          Tax exempt ....................................................                170                 180                215
      Dividends .........................................................                214                 154                115
      Federal funds sold ................................................                418               1,501                629
                                                                                    --------            --------           --------
              Total interest and dividend income ........................             39,367              37,054             31,606
                                                                                    --------            --------           --------
Interest expense
      Deposits
          Interest-bearing transaction accounts .........................              1,040                 793                452
          Savings .......................................................              2,472               2,476              1,393
          Certificates of deposit of $100 and over ......................              4,499               3,911              2,852
          Other time deposits ...........................................              7,165               6,058              4,043
                                                                                    --------            --------           --------
              Total interest on deposits ................................             15,176              13,238              8,740
      Short-term borrowings .............................................                766                 400                198
      Long-term debt ....................................................              1,874               1,863              1,867
                                                                                    --------            --------           --------
              Total interest expense ....................................             17,816              15,501             10,805
                                                                                    --------            --------           --------
Net interest income .....................................................             21,551              21,553             20,801
Provision for loan losses ...............................................              3,155               2,950              9,637
                                                                                    --------            --------           --------
Net interest income after provision .....................................             18,396              18,603             11,164
                                                                                    --------            --------           --------
Noninterest income
      Service charges on deposit accounts ...............................              3,805               3,539              3,395
      Mortgage brokerage income .........................................              2,350               3,518              3,699
      Gains (losses) on sales of securities .............................                  2                   1                (10)
      (Losses) gains on sales of loans ..................................               (998)                514                  -
      Gains on disposal of other investments ............................                712                   -                  -
      Deposit box rent ..................................................                 58                  55                 52
      Bank card fees ....................................................                  -                  22                 35
      Loan related insurance commissions ................................                101                  51                 78
      Other .............................................................                764                 606                754
                                                                                    --------            --------           --------
              Total noninterest income ..................................              6,794               8,306              8,003
                                                                                    --------            --------           --------
Noninterest expenses
      Salaries and employee benefits ....................................             11,580              10,820              9,532
      Premises and equipment ............................................              2,368               2,233              2,271
      Marketing .........................................................                662                 537                421
      Regulatory fees ...................................................                272                 313                275
      Supplies ..........................................................                413                 640                261
      Director fees .....................................................                262                 287                312
      FDIC insurance ....................................................                126                  57                 57
      Provision for recourse liabilities ................................                588                 144                 63
      Other .............................................................              4,828               4,196              4,199
                                                                                    --------            --------           --------
              Total noninterest expenses ................................             21,099              19,227             17,391
                                                                                    --------            --------           --------
Income before income taxes ..............................................              4,091               7,682              1,776
Income tax expense ......................................................              1,519               2,673                765
                                                                                    --------            --------           --------
Net income ..............................................................           $  2,572            $  5,009           $  1,011
                                                                                    ========            ========           ========

Earnings per share
      Basic .............................................................           $   0.58            $   1.13           $   0.23
      Diluted ...........................................................               0.57                1.11               0.22

See accompanying notes to consolidated financial statements.

COMMUNITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                      Common Stock
                                                                      ------------                        Accumulated
                                                               Number of                     Retained   Other Comprehensive
                                                                Shares         Amount        Earnings      Income (Loss)     Total
                                                                ------         ------        --------      -------------     -----
                                                                          (Dollars in thousands, except per share)

Balance, January 1, 2005 ................................     4,390,784     $   30,042     $   20,075     $      (90)    $   50,027

Comprehensive income
    Net income ..........................................             -              -          1,011              -          1,011
                                                                                                                         ----------
    Unrealized net holding losses arising
    during the period, net of
    income tax effects of $253 ..........................             -              -              -           (451)          (451)
    Reclassification adjustment,
    net of income tax effects of $4 .....................             -              -              -              6              6
                                                                                                                         ----------
    Total other comprehensive income (loss) .............             -              -              -              -           (445)
                                                                                                                         ----------
    Total comprehensive income ..........................             -              -              -              -            566
                                                                                                                         ----------
Sale of common stock ....................................           775             14              -              -             14
Exercise of stock options ...............................        12,744            146              -              -            146
Cash dividends ($.40 per share) .........................             -              -         (1,761)             -         (1,761)
                                                             ----------     ----------     ----------     ----------     ----------
Balance, December 31, 2005 ..............................     4,404,303         30,202         19,325           (535)        48,992

Comprehensive income
    Net income ..........................................             -              -          5,009              -          5,009
                                                                                                                         ----------
    Unrealized net holding gains arising
    during the period, net of
    income tax effects of $169 ..........................             -              -              -            271            271
    Reclassification adjustment,
    net of income tax effects of $0 .....................             -              -              -             (1)            (1)
                                                                                                                         ----------
    Total other comprehensive income ....................                                                                       270
                                                                                                                         ----------
    Total comprehensive income ..........................                                                                     5,279
Adjustment to initially apply SFAS
    No. 158, net of income taxes of $47 .................             -              -              -            (96)           (96)
Sale of common stock ....................................         1,000             16              -              -             16
Exercise of stock options ...............................        35,917            385              -              -            385
Cash dividends ($.44 per share) .........................             -              -         (1,952)             -         (1,952)
                                                             ----------     ----------     ----------     ----------     ----------
Balance, December 31, 2006 ..............................     4,441,220         30,603         22,382           (361)        52,624

Comprehensive income
    Net income ..........................................             -              -          2,572              -          2,572
                                                                                                                         ----------
    Unrealized net holding gains arising
    during the period, net of
    income tax effects of $300 ..........................             -              -              -            594            594
    Reclassification adjustment,
    net of income tax effects of $1 .....................             -              -              -             (1)            (1)
    Adjustment to terminate pension plan under
    SFAS No. 158, net of income taxes of $47 ............             -              -              -             96             96
                                                                                                                         ----------
    Total other comprehensive income ....................             -              -              -              -            689
                                                                                                                         ----------
    Total comprehensive income ..........................             -              -              -              -          3,261
                                                                                                                         ----------
Share-based compensation expense ........................             -             38              -              -             38
Sale of common stock ....................................         7,500             93              -              -             93
Repurchases and cancellation of common stock ............       (46,100)          (657)             -              -           (657)
Exercise of stock options ...............................        43,836            428              -              -            428
Cash dividends ($.48 per share) .........................             -              -         (2,142)             -         (2,142)
                                                             ----------     ----------     ----------     ----------     ----------
Balance, December 31, 2007 ..............................     4,446,456     $   30,505     $   22,812     $      328     $   53,645
                                                             ==========     ==========     ==========     ==========     ==========

See accompanying notes to consolidated financial statements.

COMMUNITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                    Years Ended December 31,
                                                                                                    ------------------------
                                                                                              2007            2006            2005
                                                                                              ----            ----            ----
                                                                                       (Dollars in thousands)
Operating activities
     Net income ....................................................................      $   2,572       $   5,009       $   1,011
     Adjustments to reconcile net income to net cash provided
         by operating activities
             Provision for loan losses .............................................          3,155           2,950           9,637
             Depreciation ..........................................................            837           1,018             937
             Provision for recourse liabilities ....................................            588             144              63
             Share-based compensation expense ......................................             38               -               -
             Writedowns of other real estate .......................................              -              18               -
             Amortization of definite-lived purchased intangibles ..................            246             246             246
             Deferred income taxes .................................................           (472)          2,158          (2,807)
             Securities accretion and premium amortization .........................            (41)             15              67
             (Gain) loss on disposition of available-for-sale securities ...........             (2)             (1)             10
             Gain on sale of other investments .....................................           (712)              -               -
             Loss (gain) on sale of loans other than loans held for sale ...........            998            (514)              -
             Decrease (increase) in accrued interest receivable ....................            274            (687)           (715)
             (Decrease) increase in accrued interest payable .......................            (77)            366             521
             Loss on sale of premises and equipment ................................              9               -               -
             Losses (gains) on sale of foreclosed assets ...........................            243              19             (24)
             Decrease (increase) in prepaid expenses and other assets ..............          1,150            (991)           (290)
             (Decrease) increase in accrued expenses and other liabilities .........         (1,874)            162             223
             Originations of loans held for sale ...................................       (126,739)       (234,821)       (210,552)
             Proceeds of sales of loans held for sale ..............................        132,465         238,033         213,195
                                                                                          ---------       ---------       ---------
                Net cash provided by operating activities ..........................         12,658          13,124          11,522
                                                                                          ---------       ---------       ---------
Investing activities
     Net decrease (increase) in interest-bearing deposits with other banks .........          1,015            (888)           (186)
     Purchases of available-for-sale securities ....................................         (6,972)        (43,449)        (16,243)
     Maturities of held-to-maturity securities .....................................            100             100              75
     Maturities and calls of available-for-sale securities .........................         34,821          17,793           7,829
     Proceeds from sale of available-for-sale securities ...........................              -               -           4,412
     Proceeds from sales of other investments ......................................          2,082             642               -
     Purchases of other investments ................................................         (1,332)           (908)           (338)
     Proceeds from sales of loans other than loans held for sale ...................          2,683           7,140               -
     Net increase in loans made to customers .......................................        (62,265)        (13,522)        (22,748)
     Purchases of premises and equipment ...........................................         (1,734)         (1,913)         (2,610)
     Proceeds from sales of premises and equipment .................................            376               -               -
     Proceeds from sales of foreclosed assets ......................................          1,286             788             224
                                                                                          ---------       ---------       ---------
                Net cash used by investing activities ..............................        (29,940)        (34,217)        (29,585)
                                                                                          ---------       ---------       ---------
Financing activities
     Net (decrease) increase in deposits ...........................................         (1,914)         19,412          40,751
     Net (decrease) increase in short-term borrowings ..............................         (3,055)          3,973           2,313
     Proceeds from issuance of long-term debt ......................................          8,640               -           3,000
     Repayments of long-term debt ..................................................         (5,149)         (6,008)         (1,377)
     Sale of common stock ..........................................................             93              16              14
     Exercise of stock options .....................................................            428             385             146
     Common stock repurchased and cancelled ........................................           (657)              -               -
     Cash dividends paid ...........................................................         (2,142)         (1,952)         (1,761)
                                                                                          ---------       ---------       ---------
                Net cash provided by financing activities ..........................         (3,756)         15,826          43,086
                                                                                          ---------       ---------       ---------
(Decrease) increase in cash and cash equivalents ...................................        (21,038)         (5,267)         25,023
Cash and cash equivalents, beginning ...............................................         46,724          51,991          26,968
                                                                                          ---------       ---------       ---------
Cash and cash equivalents, ending ..................................................      $  25,686       $  46,724       $  51,991
                                                                                          =========       =========       =========

See accompanying notes to consolidated financial statements.

COMMUNITY BANKSHARES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

                                                                                                    Years Ended December 31,
                                                                                                    ------------------------
                                                                                               2007            2006           2005
                                                                                               ----            ----           ----
                                                                                                  (Dollars in thousands)
Supplemental disclosures of cash flow information
Cash payments for interest expense, including $7, $21 and $12 ........................       $ 17,901       $ 15,135       $ 10,296
    capitalized during construction in 2007, 2006 and 2005, respectively
Cash payments for income taxes .......................................................          3,452            781          3,869

Supplemental disclosures of non-cash investing activities
Transfers of loans receivable to foreclosed assets ...................................          1,790          1,231             70
Other comprehensive income (loss) ....................................................            689            174           (445)


See accompanying notes to consolidated financial statements.

COMMUNITY BANKSHARES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

         Community Bankshares, Inc. (CBI or the Corporation) is a South Carolina corporation and a bank holding company. CBI commenced operations on July 1, 1993, upon effectiveness of the acquisition of the Orangeburg National Bank as a wholly-owned subsidiary. In June 1996 CBI acquired all the stock of Sumter National Bank. In July 1998 CBI acquired all the stock of Florence National Bank. In July 2002 CBI acquired by merger Ridgeway Bancshares, Inc., the parent company of the former Bank of Ridgeway.

         Orangeburg National Bank was chartered in 1987 as a national bank, and operated from two offices located in Orangeburg, South Carolina. Sumter National Bank (the Sumter bank), a national bank, was chartered in 1996 and operated from two offices located in Sumter, South Carolina. Florence National Bank (the Florence bank), a national bank, was chartered in 1998 and operated from two offices located in Florence, South Carolina. Bank of Ridgeway (the Ridgeway bank), a South Carolina state-chartered bank organized in 1898, operated from one office in Ridgeway, one office in Winnsboro, one office in Blythewood, and one office in northeast Richland County on Clemson Road, which opened in January 2008. In November 2001, CBI acquired all the common stock of Resource Mortgage Inc., a Columbia, South Carolina based mortgage company, and subsequently renamed it Community Resource Mortgage, Inc. (CRM).

         In August 2006, Orangeburg National Bank's name was changed to Community Resource Bank, N.A. ("CRB" or the "Bank"), and in October 2006, the Sumter bank, the Florence bank and the Ridgeway bank were merged into CRB. As a result, the Corporation now consists of the holding company (CBI), the bank subsidiary (CRB) and the mortgage company (CRM). Effective in January 2007 the operations of the mortgage company became a division of the Bank. The Bank plans to continue to conduct mortgage loan origination operations under the name "Community Resource Mortgage, a division of Community Resource Bank" (the "Mortgage Division"). CRM remains a separate corporate entity and wholly-owned subsidiary of the Corporation, but with only limited assets and activities. The Bank now operates in four geographical regions: Orangeburg, Sumter, Florence and the Midlands (Fairfield and Richland counties), and the Mortgage Division, which operates from offices in Columbia, SC and in the banks' regional main branches..


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Corporation and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

USE OF ESTIMATES - The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and the valuation of deferred tax assets.

SIGNIFICANT GROUP CONCENTRATIONS OF CREDIT RISK - Most of the Corporation's activities are with customers located within South Carolina. Note 4 discusses the types of securities the Corporation purchases. Note 6 discusses the types of lending in which the Corporation engages. The Bank grants commercial, consumer and mortgage loans to customers throughout South Carolina. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent upon the economies of various South Carolina communities and, as of December 31, 2007, there were concentrations in high loan-to-value real estate loans. Also, based on use of NAICS codes, there were loan concentrations in Real Estate, Religious and Similar Organizations, and Building Construction.

CASH AND CASH EQUIVALENTS - For purposes of the consolidated statements of cash flows, the Corporation has defined cash and cash equivalents as those amounts included in the balance sheets under the caption, "Cash and due from banks" and "Federal funds sold," all of which mature within ninety days.

INTEREST-BEARING DEPOSITS WITH OTHER BANKS - Interest-bearing deposits with other banks generally mature within one year and are carried at cost.

SECURITIES - Securities that management has both the ability and positive intent to hold to maturity are classified as held-to-maturity and carried at cost, adjusted for amortization of premium and accretion of discounts using methods approximating the interest method. The Corporation has decided generally to avoid acquiring further held-to-maturity securities. Securities that may be sold prior to maturity for asset/liability management purposes, or that may be sold in response to changes in interest rates, changes in prepayment risk, increases in regulatory capital requirements, or other similar factors, are classified as available-for-sale and are carried at estimated fair value. Unrealized gains and losses on securities available-for-sale are excluded from earnings and reported in other comprehensive income. Gains and losses on the sale of securities available-for-sale are recorded on the trade date and are determined using the specific identification method. Declines in the fair value of held-to-maturity and available-for-sale securities below their cost that are deemed to be other-than-temporary are reflected in earnings as realized losses.

Interest and dividends on securities, including the amortization of premiums and
the  accretion  of  discounts,   are  reported  in  interest  and  dividends  on
securities.

No securities are being held for short-term resale; therefore, the Corporation does not currently use a trading account classification.

LOANS HELD FOR SALE - The Corporation originates loans held for sale to other financial institutions under commitments or other arrangements in place prior to loan origination. These loans are sold on a non-recourse basis. However, standard contract warranties and representations apply to these sales and the Corporation may from time to time be required to indemnify investors under those provisions. Loans originated and intended for sale are residential mortgage loans and are carried at the lower of cost or estimated fair value in the aggregate. Gains and losses, if any, on the sale of such loans are determined using the specific identification method. All fees and other income from these activities are recognized in income when loan sales are completed.

LOANS - The Corporation grants mortgage, commercial and consumer loans to customers. The ability of the Corporation's debtors to honor their contracts is dependent upon the general economic conditions in its market areas. Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are carried at principal amounts outstanding, increased or reduced by deferred net loan costs or fees and any unamortized purchase premiums or discounts. Interest income on loans is recognized using the interest method based upon the principal amounts outstanding. Loan origination and commitment fees and certain direct loan origination costs (principally salaries and employee benefits) are deferred and amortized as an adjustment of the related loan's yield. Generally, these amounts are amortized over the contractual life of the related loans or commitments.

The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days delinquent unless the credit is well collateralized and in process of collection. Unsecured personal credit lines and certain consumer finance loans are typically charged off no later than the time the loan is 180 days delinquent.

Other consumer loans are typically charged off at the time the loan is 90 days delinquent. Generally, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash basis or cost recovery method, until the loans qualify for return to accrual status. Loans are returned to accrual status only when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

ALLOWANCE FOR LOAN LOSSES - The allowance for loan losses is established through a provision for loan losses charged against earnings as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

It is the policy of Corporation and its subsidiary bank to maintain an allowance for loan and lease losses which achieves the following objectives:

          o    Maintenance  of the  allowance  at a level  that is  adequate  to absorb all estimated inherent losses in the loan portfolio;
          o    Evaluation  and  calculation  of the  allowance  with a sound and consistent analytical framework based on historical data adjusted for current conditions in conformity with generally accepted accounting principles and all applicable banking and regulatory guidance; and
          o Reflection in the allowance of all significant, existing conditions affecting the ability of borrowers to repay.

Management reviews its allowance for loan losses utilizing three broad loan categories: commercial, financial and agricultural, real estate, and consumer installment. Within these categories, the allowance for loan losses is composed of specific allocations and general loan pool amounts. Specific allocation is made for larger impaired loans in each loan category. Smaller impaired loans in each category are assigned the average loss percentage of the large impaired loan specific allocation. All general loan pool amounts are reserved by using historical losses within each category. Other factors considered are changes in policies and procedures, economic conditions, portfolio changes, lending personnel experience, trend analysis, credit concentrations, external factors, and the reports of the loan review system.

A loan is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the known circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Large groups of smaller balance homogeneous loans are collectively evaluated for impairment.

DERIVATIVE FINANCIAL INSTRUMENTS - Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, requires that all derivatives be recognized as assets or liabilities in the balance sheet and measured at fair value. In April, 2003, the Financial Accounting Standards Board issued Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Among other requirements, this Statement provides that loan commitment contracts entered into or modified after June 30, 2003 that relate to the origination of mortgage loans that will be held for sale shall be accounted for as derivative instruments by the issuer of the loan commitment. The Corporation issues mortgage loan rate lock commitments to potential borrowers to facilitate its origination of home mortgage loans that are intended to be sold. Between the time that the Corporation issues its commitments and the time that the loans close and are sold, the Corporation is subject to variability in the selling prices related to those commitments due to changes in market rates of interest. However, the Corporation offsets this variability through the use of so-called "forward sales contracts" to investors in the secondary market. Under these arrangements, an investor agrees to purchase the closed loans at a predetermined price. The Corporation generally enters into such forward sales contracts at the same time that rate lock commitments are issued. The forward sales contracts provide both specific underwriting guidelines and definitive price quotes. These arrangements effectively insulate the Corporation from the effects of changes in interest rates during the time that the commitments are outstanding, but the arrangements do not qualify, and are not designated, as fair value hedges. In keeping with SEC Staff Accounting Bulletin 105, no income is recognized as of the original commitment date on either the interest rate lock commitments or the forward sales contracts. Subsequently, changes in the fair values of the instruments are measured as of the end of each reporting period and the changes in the fair values represent the amounts of the derivative assets and liabilities. In addition, the changes in fair values of derivatives are recorded in the statement of income in net gains or losses on loans held for sale. Because the Corporation has effectively matched its forward sales contracts to investors and rate lock commitments to potential borrowers, no net gains or losses due to changes in market interest rates have been recorded in the statement of income for 2007, 2006 or 2005.

Derivative financial instruments are written in amounts referred to as notional amounts. Notional amounts provide only the basis for calculating payments between counterparties and do not represent amounts to be exchanged between parties or a measure of financial risk. The table below presents the notional principal amounts of rate lock commitments and forward sales contracts as of December 31, 2007 and 2006, and the estimated fair values of those financial instruments included in other assets and liabilities in the balance sheets as of those dates.

                                                                                                 December 31,
                                                                                                 ------------
                                                                                      2007                           2006
                                                                                      ----                           ----
                                                                              Notional     Estimated        Notional      Estimated
                                                                              Amount       Fair Value       Amount        Fair Value
                                                                              ------       ----------       ------        ----------
                                                                                      (Dollars in thousands)
Commitments to originate loans to be held for sale .................       $ (6,348)       $     13        $(12,868)       $    (94)
Forward sales commitments ..........................................          6,348             (13)         12,868              94
                                                                           --------        --------        --------        --------
                  Total ............................................       $      -        $      -        $      -        $      -
                                                                           ========        ========        ========        ========


STOCK-BASED COMPENSATION - Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, as amended, encouraged all entities to adopt a fair value based method of accounting for employee stock compensation plans, whereby compensation cost was measured at the grant date based on the fair value of the award and recognized over the service period, which was usually the vesting period. However, it also allowed an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," whereby compensation cost was the excess, if any, of the quoted market price of the stock at the grant date (or other measurement date) over the amount an employee was required to pay to acquire the stock. Stock options issued under the Corporation's stock option plans had no intrinsic value at the grant date, and under APB Opinion No. 25 no compensation cost was recognized for them. For 2005, the Corporation elected to continue with the accounting methodology in APB Opinion No. 25 and, as a result, provided pro forma disclosures of net income and earnings per share and other disclosures, as if the fair value based method of accounting had been applied. However, as required by revisions to SFAS No. 123 and Securities and Exchange Commission rules, the Corporation adopted the accounting methodology of SFAS No. 123(R) effective January 1, 2006. See "Accounting Changes - Share-Based Payment." No awards of stock options were made in 2006 and all pre-existing options awards were fully vested prior to the effective date of SFAS No. 123(R). Therefore, no compensation costs are included in any period prior to 2007.

Had compensation cost for the Corporation's stock option plans been determined based on the fair value at the grant dates for awards under the plans consistent with the method prescribed by SFAS No. 123, the Corporation's net income and earnings per share would have been adjusted to the pro forma amounts indicated below:

                                                               Year Ended
                                                               December 31,
                                                                   2005
                                                                   ----
                                                               (Dollars in
                                                                thousands,
                                                               except per share)

Net income, as reported ......................................   $   1,011
Deduct:  Total stock-based employee
     compensation expense determined under
     fair value based method for all awards,
     net of any related tax effects ..........................        (185)
                                                                 ---------
Pro forma net income .........................................   $     826
                                                                 =========

Net income per share, basic
     As reported .............................................   $    0.23
     Pro forma ...............................................        0.19
Net income per share, assuming dilution
     As reported .............................................   $    0.22
     Pro forma ...............................................        0.18



FORECLOSED ASSETS - Assets (primarily real estate and vehicles) acquired through, or in lieu of, loan foreclosure are held for sale and are initially recorded at fair value, less estimated costs to sell, at the date of foreclosure, establishing a new cost basis. Loan losses arising from the acquisition of such property are charged against the allowance for loan losses as of that date. Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of the new cost basis or fair value, less estimated costs to sell. Revenues and expenses from operations and changes in any subsequent valuation allowance are included in net foreclosed assets costs and expenses. The carrying value of foreclosed assets included in the balance sheets was $852,000 and $591,000 as of December 31, 2007 and 2006, respectively.

PREMISES AND EQUIPMENT - Premises and equipment are stated at cost, less accumulated depreciation computed principally on the straight-line method over the estimated useful lives of the assets. Useful lives of assets are outlined below:


     Buildings                                                     32 - 40 years
     Building components                                            5 - 30 years
     Vault doors, safe deposit boxes, night depository, etc.       32 - 40 years
     Furniture, fixtures and equipment                              5 - 25 years

Useful lives for leasehold improvements held under operating lease agreements are estimated at the lesser of the assets' estimated useful lives as set forth in the table above or the lease term, including certain renewals which are deemed probable at lease inception.

INCOME TAXES - Deferred income tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Any interest expense and penalties associated with uncertain tax positions are recognized as a component of income tax expense.

OFF-BALANCE-SHEET CREDIT RELATED FINANCIAL INSTRUMENTS - In the ordinary course of business the Bank enters into commitments to extend credit and grants standby letters of credit. Such off-balance-sheet financial instruments are recorded in the consolidated financial statements when they are funded.

SEGMENTS - Community Bankshares, Inc. through its bank subsidiary provides a broad range of financial services to individuals and businesses in South Carolina. These services include demand, time, and savings deposits; lending services; ATM processing; and similar financial services. While the Corporation's decision makers monitor the revenue streams of the various financial products and services, operations are managed and financial performance is evaluated on a corporate-wide basis. Accordingly, the subsidiary operations are not considered by management to comprise more than one reportable operating segment.

COMPREHENSIVE INCOME - Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain changes in assets and liabilities, such as unrealized gains and losses on securities available-for-sale, are reported as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Currently, the Corporation's only significant component of other comprehensive income (loss) is unrealized gains (losses) on securities available-for-sale.

TRANSFERS OF FINANCIAL ASSETS - Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Corporation, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Corporation does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

ACCOUNTING CHANGES

         Servicing of Financial Assets - The provisions of Statement of Financial Accounting Standards No. 156 ("SFAS No. 156"), "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140" were effective January 1, 2007. This Statement potentially simplifies the accounting for separately recognized loan servicing assets and liabilities and any financial instruments used to hedge risks associated with those assets and liabilities. Under SFAS 156, separately recognized servicing assets and liabilities are accounted for initially at fair value, if practicable, and subsequently are accounted for either at fair value or amortized over the economic lives of the related loans. If the fair value method of subsequent valuation is elected, SFAS No. 156 permits income statement recognition of the potential offsetting changes in the fair values of the financial servicing rights and liabilities and the derivative instruments used to hedge them in the same accounting period. The Corporation currently has no separately recognized loan servicing rights or liabilities and adoption in 2007 had no effect on the Corporation's consolidated financial statements.

         Fair Value Measurements - The provisions of Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements," are effective for fiscal years beginning after November 15, 2007 (January 1, 2008 for the Corporation). SFAS No. 157 defines fair value and establishes a framework for measuring fair value in GAAP. The Statement describes fair value as being based on a hypothetical transaction to sell an asset or transfer a liability at a specific measurement date, as considered from the perspective of a market participant who holds the asset or owes the liability (an exit price perspective). In addition, fair value should be viewed as a market-based measurement, rather than an entity-specific measurement. Therefore, fair value should be determined based on the assumptions that market participants would use in pricing an asset or liability, including all risks and restrictions that may be associated with that asset or liability. SFAS No. 157 does not amend the definition of fair value used in conjunction with Share-Based Payments accounted for under SFAS No. 123(R). The adoption of SFAS No. 157 in 2008 has not had a material effect on the Corporation's consolidated financial statements.

         Fair Value Option - The provisions of Statement of Financial Accounting Standards No. 159 ("SFAS No. 159"), "The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115," are effective for fiscal years beginning after November 15, 2007 (January 1, 2008 for the Corporation). This Statement provides an entity the option to measure many financial instruments and certain other items at fair value. Changes in the fair values of items for which the option is selected will be recorded in the entity's earnings. The objective is to improve financial reporting by allowing entities to mitigate the earnings volatility that has resulted from the previously required application of different measurement attributes without the need to apply complex hedge accounting provisions. The Corporation does not currently expect that it will apply the Statement's provisions to any items. Therefore, the adoption of the Statement in 2008 has not had any effect on the Corporation's consolidated financial statements.

         Accounting for Uncertainty in Income Taxes - The provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," clarify the accounting for uncertainty in income tax positions. FIN 48 prescribes a two-step evaluation process that includes both a recognition threshold and a measurement attribute for tax positions taken or expected to be taken in a tax return. The provisions of FIN 48 were effective for the Corporation as of January 1, 2007. The adoption of FIN 48 had no effect on the Corporation's consolidated financial statements.

ADVERTISING COSTS - The cost of advertising is expensed as incurred.

OTHER - Certain amounts previously reported in the consolidated financial statements have been reclassified to conform to the current year's presentation and disclosure requirements. These reclassifications had no effect on previously reported net income or retained earnings.

NOTE 3 - CASH AND DUE FROM BANKS

The Bank is required to maintain average reserve balances with the Federal Reserve or in available cash. The average daily reserve balance requirements at December 31, 2007 and 2006 were approximately $3,828,000 and $1,300,000, respectively. The increase in reserve requirements was the result of the phased in effect of merging the four banks into one bank. At December 31, 2007 the Corporation had cash balances with unrelated correspondent banks, including bankers' banks, totaling approximately $10,857,000, of which $439,000 was fully insured by the FDIC.

NOTE 4 - SECURITIES

Securities consist of the following:


                                                                                   December 31,
                                                                                   ------------
                                                                     2007                                   2006
                                                                     ----                                   ----
                                                              Gross      Gross                        Gross      Gross
                                                           Unrealized Unrealized Estimated         Unrealized  Unrealized Estimated
                                                  Amortized  Holding    Holding  Fair    Amortized   Holding   Holding    Fair
                                                     Cost     Gains     Losses   Value      Cost      Gains     Losses    Value
                                                     ----     -----     ------   -----      ----      -----     ------    -----
                                                                                   (Dollars in thousands)
Securities available-for-sale
     Government-sponsored enterprises* .........   $54,659   $   520   $    42   $55,137   $82,145   $    81   $   487   $81,739
     States and political
        subdivisions ...........................     2,712        20         1     2,731     3,032        13         1     3,044
                                                   -------   -------   -------   -------   -------   -------   -------   -------
        Total securities available-for-sale ....   $57,371   $   540   $    43   $57,868   $85,177   $    94   $   488   $84,783
                                                   =======   =======   =======   =======   =======   =======   =======   =======

Securities held-to-maturity
     States and political
        subdivisions ...........................   $ 1,650   $     -   $     -   $ 1,650   $ 1,750   $     -   $     -   $ 1,750
                                                   =======   =======   =======   =======   =======   =======   =======   =======

-------
* Government-sponsored enterprises consist of entities such as the Federal Home Loan Bank, Federal Farm Credit Bank and Federal National Mortgage Association.

The amortized cost and fair value of debt securities at December 31, 2007 by contractual maturity are detailed below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                          December 31, 2007
                                                                                          -----------------
                                                                       Available-for-sale                    Held-to-maturity
                                                                       ------------------                    ----------------
                                                                   Amortized        Estimated          Amortized         Estimated
                                                                     Cost           Fair Value            Cost          Fair Value
                                                                     ----           ----------            ----          ----------
                                                                                                    (Dollars in thousands)
Securities
     Due within one year ...................................        $12,812           $12,791           $     -           $     -
     Due after one through five years ......................         26,818            27,106                 -                 -
     Due after five through ten years ......................         12,902            13,020             1,650             1,650
     Due after ten years ...................................          4,839             4,951                 -                 -
                                                                    -------           -------           -------           -------
        Total ..............................................        $57,371           $57,868           $ 1,650           $ 1,650
                                                                    =======           =======           =======           =======

The following tables provide information about the Corporation's securities holdings which were maintained in an unrealized loss position as of December 31, 2007 and 2006:

                                                                                   December 31, 2007
                                                                                   -----------------
                                                                Continuously in Unrealized Loss Position for a Period of
                                                                --------------------------------------------------------
                                                       Less than 12 Months         12 Months or more                 Total
                                                       -------------------         -----------------                 -----
                                                       Estimated  Unrealized  Estimated      Unrealized      Estimated    Unrealized
                                                       Fair Value    Loss     Fair Value        Loss         Fair Value      Loss
                                                       ----------    ----     ----------        ----         ----------      ----
                                                                                  (Dollars in thousands)
Description of Securities
Government-sponsored enterprises .................        $ -        $ -        $10,007        $    43        $10,007        $    43
States and political subdivisions ................          -          -              -              -              -              -
                                                          ---        ---        -------        -------        -------        -------
Total securities .................................        $ -        $ -        $10,007        $    43        $10,007        $    43
                                                          ===        ===        =======        =======        =======        =======

                                                                                   December 31, 2006
                                                                                   -----------------
                                                                Continuously in Unrealized Loss Position for a Period of
                                                                --------------------------------------------------------
                                                       Less than 12 Months         12 Months or more                 Total
                                                       -------------------         -----------------                 -----
                                                       Estimated  Unrealized  Estimated      Unrealized      Estimated    Unrealized
                                                       Fair Value    Loss     Fair Value        Loss         Fair Value      Loss
                                                       ----------    ----     ----------        ----         ----------      ----
                                                                                  (Dollars in thousands)
Description of Securities
Government-sponsored enterprises ...............       $33,901       $   164     $25,374       $   323       $59,275       $   487
States and political subdivisions ..............             -             -       1,279             1         1,279             1
                                                       -------       -------     -------       -------       -------       -------
Total securities ...............................       $33,901       $   164     $26,653       $   324       $60,554       $   488
                                                       =======       =======     =======       =======       =======       =======

At December 31, 2007, the Corporation held no securities that had been in an unrealized loss position for less than 12 months and 13 securities that had been in an unrealized loss position for 12 months or more. At December 31, 2006, the Corporation held 36 securities that had been in an unrealized loss position for less than 12 months and 35 securities that had been in an unrealized loss position for 12 months or more. In assessing whether securities that had been in an unrealized loss position for 12 months or more were other-than-temporarily impaired, the Corporation considered numerous factors about each of the securities, including the length of time of the impairment, near-term prospects for recovery, and the expectations for changes in interest rates. Unrealized losses reflected in this table generally are the result of interest rate changes that have occurred since the securities were purchased. The Corporation has the intent and ability to hold these securities until maturity and no loss is expected on any of these securities if they are held until their maturities. Accordingly, these losses are not considered to be other-than-temporary.

At December 31, 2007 and 2006, investment securities with a carrying value of $37,360,000 and $38,921,000, respectively, were pledged to secure public deposits, repurchase agreements and for other purposes required and permitted by law.

For the years ended December 31, 2007, 2006 and 2005, proceeds from sales or dispositions of securities available-for-sale were $0, $0 and $4,412,000, respectively. In 2007 and 2006, the Corporation realized gains of $2,000 and $1,000, respectively, on the call of securities at an amount in excess of par value. There have been no gross realized gains from sales in the three-year period ended December 31, 2007. Gross realized losses of $10,000 were recorded for 2005, with no such losses since. The tax benefit applicable to the net realized gains and losses in 2005 was $4,000.

NOTE 5 - OTHER INVESTMENTS

Other investments consist of restricted stocks of the Federal Reserve Bank of Richmond, the Federal Home Loan Bank of Atlanta, and correspondent bankers' banks which are carried at cost. Management periodically evaluates these investments for impairment, with any appropriate downward adjustments being made when necessary. In 2007, the Corporation sold a portion of its investment in the stock of Silverton Bank (formerly, The Bankers Bank) and realized a gain of $712,000. This disposition eliminated the Bank's excess ownership position which arose upon the merger of the Corporation's four former subsidiary Banks.

NOTE 6 - LOANS

The following is a summary of loans by category:


                                                             December 31,
                                                             ------------
                                                         2007             2006
                                                         ----             ----
                                                         (Dollars in thousands)

Commercial, financial and agricultural .........      $  71,249       $  86,080
Real estate- construction ......................         49,898          40,541
Real estate - mortgage .........................        313,178         253,423
Consumer installment ...........................         29,714          29,676
                                                      ---------       ---------
     Total .....................................        464,039         409,720
Allowance for loan losses ......................         (5,343)         (4,662)
                                                      ---------       ---------
     Loans - net ...............................      $ 458,696       $ 405,058
                                                      =========       =========

Net deferred loan (fees) and costs of $(212,000) and $(104,000) were allocated to the various loan categories as of December 31, 2007 and 2006, respectively. Overdrawn deposits totaling $418,000 and $665,000 have been reclassified as loan balances at December 31, 2007 and 2006, respectively.

Gross proceeds from sales of mortgage loans originated for resale were approximately $132,465,000, $238,033,000, and $213,195,000 for the years ended
December 31, 2007, 2006, and 2005, respectively. Income from this activity is recognized as mortgage brokerage income.

Loans outstanding to directors, executive officers, principal holders of equity securities, or to any of their associates totaled $6,574,000 at December 31, 2007 and $4,051,000 at December 31, 2006. A total of $7,437,000 in loans were made or added, while a total of $4,914,000 were repaid or deducted during 2007. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. Changes in the composition of the board of directors or the group comprising executive officers also result in additions to or deductions from loans outstanding to directors, executive officers or principal holders of equity securities.

The Corporation generally does not engage in originating, holding, guaranteeing, servicing or investing in loans where the terms of the loan product may give rise to a concentration of credit risk as that term is used in Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Values of Financial Instruments." However, at December 31, 2006, the Corporation had a concentration involving loans for the construction of speculative residential housing units totaling $25,797,000 or 48% of capital. As of December 31, 2007 and 2006, there were concentrations in real estate loans with high loan-to-value ratios of $35,592,000 and $24,835,000, or 66% and 46% of capital, respectively.

Changes in the allowance for loan losses were as follows:


                                                   Years Ended December 31,
                                                   ------------------------
                                                 2007        2006         2005
                                                 ----        ----         ----
                                                    (Dollars in thousands)

Balance at January 1 .......................   $  4,662    $ 11,641    $  4,347
Transfer of allowance for off-balance-sheet           -           -        (305)
    contingencies to other liabilities
Provision charged to expense ...............      3,155       2,950       9,637
Recoveries .................................      1,514       1,436         207
Charge-offs ................................     (3,988)    (11,365)     (2,245)
                                               --------    --------    --------
Balance at December 31 .....................   $  5,343    $  4,662    $ 11,641
                                               ========    ========    ========

The following is summary information pertaining to impaired loans:

                                                                  December 31,
                                                                  ------------
                                                                  2007     2006
                                                                  ----     ----
                                                          (Dollars in thousands)

Impaired loans without a valuation allowance .................   $    -   $    -
Impaired loans with a valuation allowance ....................    6,542    4,714
                                                                 ------   ------
    Total impaired loans .....................................   $6,542   $4,714
                                                                 ======   ======
Allowance for loan losses on impaired loans at year end ......   $1,533   $1,381
                                                                 ======   ======

Average total investment in impaired loans during the year ...   $6,764   $9,828


                                                                 December 31,
                                                                 ------------
                                                                 2007     2006
                                                                 ----     ----
                                                          (Dollars in thousands)

Impaired loans without a valuation allowance .................   $    -   $    -
Impaired loans with a valuation allowance ....................    6,542    4,714
                                                                 ------   ------
    Total impaired loans .....................................   $6,542   $4,714
                                                                 ======   ======
Allowance for loan losses on impaired loans at year end ......   $1,533   $1,381
                                                                 ======   ======

Average total investment in impaired loans during the year ...   $6,764   $9,828

No additional funds are irrevocably committed to be advanced in connection with impaired loans.

Nonaccrual and past due loans at December 31, 2007 and 2006 were as follows:

                                                               December 31,
                                                               ------------
                                                            2007           2006
                                                            ----           ----
                                                          (Dollars in thousands)

Nonaccrual loans .................................         $6,542         $4,714
Accruing 90 days or more past due ................              -            232
                                                           ------         ------
       Total .....................................         $6,542         $4,946
                                                           ======         ======

Gross interest income that would have been recorded for the years ended December 31, 2007, 2006, and 2005 if nonaccrual loans had been performing in accordance with their original terms was approximately $542,000, $429,000, and $448,000, respectively. No material amounts of cash basis income were recognized on such loans during 2007, 2006 and 2005.

From time to time in the normal course of business, the Mortgage Division may be required to repurchase loans sold into the secondary market because of investor recourse rights. These recourse rights relate to early payment default or defect in the documentation for the loan. Management has identified certain real estate-secured loans, with aggregate principal amounts outstanding of $1,146,000 on which the investors have requested indemnification pursuant to their recourse rights. This amount does not represent management's estimate of anticipated loss and, at this time, management is in the process of determining a probable loss amount associated with these loans. During 2007, 2006 and 2005, the Corporation recognized $588,000, $144,000 and $63,000 in recourse loan provision, respectively. Management will continue to regularly evaluate the estimated fair value of these loans, and other such loans that may come to the attention of management, and will make any appropriate accounting adjustment that may become necessary. At year end 2007 the Bank had an allowance of $387,000 for such loss contingencies.

NOTE 7 - PREMISES AND EQUIPMENT; OPERATING LEASES

Premises and equipment at December 31, 2007 and 2006 consist of the following:

                                                               December 31,
                                                               ------------
                                                            2007           2006
                                                            ----           ----
                                                          (Dollars in thousands)

Land ...........................................         $ 2,595         $ 2,808
Buildings and components .......................           5,181           5,209
Furniture, fixtures and equipment ..............           8,387           7,729
Construction in process - gross ................             906               7
                                                         -------         -------
     Total .....................................          17,069          15,753
Less, accumulated depreciation .................           6,249           5,446
                                                         -------         -------
     Premises and equipment - net ..............         $10,820         $10,307
                                                         =======         =======

Depreciation expense was approximately $837,000, $1,018,000, and $937,000, for the years ended December 31, 2007, 2006, and 2005, respectively. During 2007, 2006 and 2005, the Corporation capitalized interest of $7,000, $21,000 and $12,000, respectively, to construction in progress.

As  of  December  31,  2007  future  minimum  rent  commitments   under  various
non-cancelable operating leases are as follows:


                       Year                           Amount
                       ----                           ------
                                 (Dollars in thousands)

                        2008                             $   430
                        2009                                 322
                        2010                                 233
                        2011                                 236
                        2012                                 242
                   Thereafter                              4,329
                                                         -------
                             Total                       $ 5,792
                                                         =======



Total rent expense for the years ended December 31, 2007, 2006, and 2005 was $687,000, $512,000, and $413,000, respectively. Some leases provide for the payment of executory costs and contain options to renew; lease payments for such renewal periods are generally higher than during the original lease term.


NOTE 8 - INTANGIBLE ASSETS

Changes in the carrying amounts of goodwill for the years ended December 31, 2007 and 2006 are as follows:


                                                        Years Ended December 31,
                                                        ------------------------
                                                           2007            2006
                                                           ----            ----
                                                         (Dollars in thousands)

Balance, beginning of year .......................         $4,321         $4,321
Goodwill acquired during the year ................              -              -
Impairment losses ................................              -              -
                                                           ------         ------
Balance, end of year .............................         $4,321         $4,321
                                                           ======         ======

Goodwill is tested for impairment annually. As of December 31, 2007, no impairment has been determined.

As part of the  valuation  of Ridgeway  Bancshares,  Inc.,  conducted by a third party firm in conjunction with its acquisition by the Corporation, a core deposit intangible was computed. Such amortizable intangible assets are evaluated annually to determine whether any revisions of their estimated useful lives are warranted. For the years ended December 31, 2007 and 2006, and 2005, no such revisions have resulted.

The following tables present the gross carrying amounts and accumulated amortization for the Corporation's amortizable intangible assets as of December 31, 2007 and 2006, and the estimated amounts of amortization expense to be recognized for each of the five succeeding fiscal years, as of December 31, 2007 and 2006. Such assets are being amortized on a straight-line basis over fifteen years, a period which represents the expected runoff period of the deposits acquired.

                                                                                         December 31,
                                                                                         ------------
                                                                            2007                              2006
                                                                            ----                              ----
                                                                  Gross                                  Gross
                                                                 Carrying          Accumulated         Carrying        Accumulated
                                                                  Amount           Amortization        Amount          Amortization
                                                                  ------           ------------        ------          ------------
                                                                                        (Dollars in thousands)

Amortizable intangible asset class
Core deposit intangible ....................................       $3,698            $1,353            $3,698            $1,107
                                                                   ======            ======            ======            ======

Estimated amounts of amortization expense to be recognized in each of the next five succeeding years are:


                                                        December 31,
                                                        ------------
                                                  2007               2006
                                                  ----               ----
                           Year                    (Dollars in thousands)
                           ----

                           2007                   $  -              $ 246
                           2008                    246                246
                           2009                    246                246
                           2010                    246                246
                           2011                    246                246
                           2012                    246                 NA

NOTE 9 - DEPOSITS

At December 31, 2007, the scheduled maturities of certificates of deposit and other time deposits are as follows:

                                       Year                        Amount
                                       ----                        ------
                                     (Dollars in thousands)

                                        2008                      $ 242,536
                                        2009                          7,666
                                        2010                          1,030
                                        2011                            674
                                        2012                            410
                                   Thereafter                             -
                                                                          -
                                                                  ---------
                                             Total                $ 252,316
                                                                  =========

Deposits of directors and officers and their related business  interests totaled
approximately   $3,616,000  and  $4,033,000  at  December  31,  2007  and  2006,
respectively.


NOTE 10 - SHORT-TERM BORROWINGS

The Corporation's short-term borrowings generally consist of federal funds purchased and securities sold under agreements to repurchase. Federal funds purchased and securities sold under agreements with customers to repurchase generally mature within one to four days from the transaction date. Securities sold under agreements to repurchase are reflected at the amount of cash received in connection with the transaction. The Corporation monitors the fair value of the underlying securities on an ongoing basis and it is the Bank's policy to maintain a collateral value greater than the principal and accrued interest of the transaction. All securities underlying these agreements are institution-owned securities.

Short-term borrowings are summarized as follows:

                                                               December 31,
                                                               ------------
                                                            2007           2006
                                                            ----           ----
                                                          (Dollars in thousands)

Securities sold under agreements to repurchase .........     $ 9,893     $12,948
                                                             =======     =======

The following table summarizes information about short-term borrowings during each of the periods presented:


                                                               December 31,
                                                               ------------
                                                            2007           2006
                                                            ----           ----
                                                          (Dollars in thousands)

Balance outstanding at end of year .......................   $ 9,893    $12,948
Weighted average interest rate at end of the period ......      2.97%      4.00%
Interest expense .........................................   $   766    $   400
Maximum outstanding at any month end during the period ...   $35,322    $14,058
Average outstanding during the period ....................   $18,783    $13,680
Weighted average interest rate during the period .........      4.08%      2.92%

As of December 31, 2007, the Bank had unused credit availabilities under federal funds lines established with unrelated correspondent banks totaling $30,000,000.

NOTE 11 - LONG-TERM DEBT

Long-term debt is summarized as follows:
                                                               December 31,
                                                               ------------
                                                            2007           2006
                                                            ----           ----
                                                          (Dollars in thousands)

Advances from Federal Home Loan Bank of Atlanta to
  subsidiary bank, varying maturities to 2023 with interest
  rates from 2.00% to 6.14% ................................   $19,369   $15,878

Junior Subordinated Debt to Unconsolidated Trusts (1), .....    10,310    10,310
                                                               -------   -------
  dated April 7, 2004, maturing April 7, 2034,
  with variable interest rate based on 3-month LIBOR
                Total long-term debt .......................   $29,679   $26,188
                                                               =======   =======
-------
(1) Securities qualify as Tier 1 capital under the regulatory risk-based capital guidelines, subject to certain limitations.

Collateral for the Advances from Federal Home Loan Bank of Atlanta consists of blanket liens on the Bank's one-to-four family first lien residential mortgage loans and the Bank's stock in the FHLB. Such collateral was carried in the consolidated balance sheet at approximately $90,389,000 and $76,694,000 at December 31, 2007 and 2006, respectively.

Under the blanket lien agreements, the Bank had the ability to borrow additional funds approximating $52,942,000 from the FHLB as of December 31, 2007. Any such borrowings would be subject to the FHLB's normal approval process and would be subject to interest rates established by the FHLB at the time of each such transaction. The FHLB may terminate the availability at any time.

On March 8, 2004, the Corporation sponsored the creation of a Delaware trust, SCB Capital Trust I (the "Trust"), and is the sole owner of the common securities issued by the Trust. The Trust is a variable interest entity under FIN 46R, but is not subject to consolidation by the Corporation since substantially all risk of loss has been transferred to other entities through the Trust's March 10, 2004 issuance of $10,000,000 in floating rate capital securities. The proceeds of this issuance, and the amount of CBI's capital investment, were used to acquire $10,310,000 principal amount of CBI's floating rate junior subordinated deferrable interest debt securities ("Debentures") due April 7, 2034, which securities, and the accrued interest thereon, now constitute the Trust's sole assets. The interest rate associated with the debt securities, and the distribution rate on the common securities of the Trust, was established initially at 3.91% and is adjustable quarterly at the three month LIBOR rate plus 280 basis points. The index rate (LIBOR) may not be lower than 1.11%. As of December 31, 2007, the interest rate associated with the debt was 4.70%. CBI may defer interest payments on the Debentures for up to twenty consecutive quarters, but not beyond the stated maturity date of the Debentures. In the event that such interest payments are deferred by CBI, the Trust may defer distributions on the common securities. In such an event, CBI would be restricted in its ability to pay dividends on its common stock and perform under other obligations that are not senior to the junior subordinated Debentures.

The Debentures are redeemable at par at the option of CBI, in whole or in part, on any interest payment date on or after April 7, 2009. Prior to that date, the Debentures are redeemable at 105% of par upon the occurrence of certain events that would have a negative effect on the Trust or that would cause it to be required to be registered as an investment company under the Investment Company Act of 1940 or that would cause trust preferred securities not to be eligible to be treated as Tier 1 capital by the Federal Reserve Board. Upon repayment or redemption of the Debentures, the Trust will use the proceeds of the transaction to redeem an equivalent amount of trust preferred securities and trust common securities. The Trust's obligations under the trust preferred securities are unconditionally guaranteed by CBI.

The Corporation's investment in the Trust is carried at cost in other assets and the debentures are included in long-term debt in the consolidated balance sheet.

In consideration of current market conditions during the first quarter of 2008, the Bank elected to borrow two new advances from the FHLB. In February 2008 the Bank borrowed $7.5 million at 2.167% with a ten year maturity, subject to quarterly call beginning in February 2009. The Bank also borrowed an additional $7.5 million at 2.526% with a five year maturity, subject to a one time call in February 2010.

Required future principal reductions of the Corporation's long-term debt are summarized as follows:

                                       Year                     Amount
                                       ----                     ------
                                (Dollars in thousands)

                                        2008                  $  2,500
                                        2009                     2,000
                                        2010                     7,200
                                        2011                         -
                                        2012                     7,500
                                  Thereafter                    10,479
                                                              --------
                                             Total            $ 29,679
                                                              ========


NOTE 12 - DIVIDEND REINVESTMENT PLAN, STOCK REPURCHASE PLAN, AND STOCK OPTIONS

Under the Corporation's Dividend Reinvestment Plan, shareholders may reinvest all or part of their cash dividends in shares of common stock and also purchase additional shares of common stock. During the three-year period ended December 31, 2007 all shares purchased under this plan were purchased in the market by Registrar and Transfer Company, the plan administrator, not issued by the Corporation. At December 31, 2007, 624,665 common shares were reserved for issuance pursuant to the dividend reinvestment and additional stock purchase plan.

During 2007, the Corporation's Board of Directors approved a stock repurchase program which authorized the repurchase of up to 500,000 of the Corporation's common stock. During 2007 the Corporation repurchased 46,100 shares at an aggregate cost of $657,000 for an average share cost of $14.26.

During 2001, the Corporation amended its 1997 Stock Option Plan (the "1997 Plan") to increase by 200,000 shares the number of shares reserved for issuance upon exercise of options and to permit participation in the plan by non-employee directors. During 2003, the Corporation amended the 1997 Plan to increase by 300,000 shares the number of shares reserved for issuance upon exercise of employee incentive stock options. Under the 1997 Plan, as amended, up to 785,600 shares of common stock were authorized to be granted to selected officers, other employees, and non-employee directors of the Corporation and/or its subsidiaries pursuant to exercise of incentive and nonqualified stock options. Of such shares, 590,050 were reserved for issuance pursuant to exercise of incentive stock options and 195,550 were reserved for issuance pursuant to exercise of nonqualified stock options. The 1997 Plan terminated according to its terms on March 16, 2007, with 424,439 shares remaining reserved for awards. Because the 1997 Plan has terminated, however, no further awards may be made under that Plan. However, options outstanding under the 1997 Plan continue to be exercisable until the earlier of the termination dates set forth in the individual award agreements or ten years from the date of the grant.

During 2007 the Corporation's Board of Directors adopted and the shareholders approved the 2007 Equity Plan to replace the terminated 1997 Plan. The 2007 Plan provides for awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and other forms of equity based compensation. Up to 350,000 shares may be issued under provisions of the 2007 Plan. The 2007 Plan terminates in 2017. At December 31, 2007, 308,500 of the Corporation's authorized common shares remained to be awarded under the 2007 Plan.

The exercise price of any incentive option granted is equal to the fair value of the common stock on the date the option is granted. Nonqualified options can be issued for less than fair value; however, the Corporation has not elected to issue these options for less than fair value at the date of the grant.

A summary of the status of options issued pursuant to the plans is presented below:

                                                          Years Ended December 31,
                                                          ------------------------
                                           2007                                  2006                         2005
                                           ----                                  ----                         ----

                                          Weighted                            Weighted                             Weighted
                                           Average  Intrinsic                  Average  Intrinsic                   Average
                               Number of  Exercise    Value      Number of    Exercise    Value       Number of    Exercise
                                 Shares     Price    (000s)       Shares        Price     (000s)       Shares        Price
                               - -------    -----    ------      --------       -----     ------      --------       -----
Outstanding at beginning of year  437,981   $ 14.41                512,073      $ 14.46                 482,817      $ 14.14
Granted                            51,500   $ 15.07                      -      $     -                  45,500      $ 17.34
Exercised                         (43,836)  $  9.52                (35,917)     $ 10.72                 (12,744)     $ 11.44
Forfeited or expired              (42,984)  $ 16.56                (38,175)     $ 18.60                  (3,500)     $ 18.50
                                  -------                          -------                              -------
Outstanding at end of year        402,661   $ 14.80     $ 316      437,981      $ 14.41    $   888      512,073      $ 14.46
                                  =======                          =======                              =======

Options exercisable at year end   361,161   $ 14.82     $ 316      437,981      $ 14.41    $ 1,069      512,073      $ 14.46

The weighted average fair values of options granted each year are computed using the Black-Scholes option pricing model using the assumptions detailed below:



                                                   Years Ended December 31,
                                                   ------------------------
                                                   2007     2006        2005
                                                   ----     ----        ----
Weighted average fair value of options
     granted during the year ................   $    3.20   $ -    $    2.33
Risk-free interest rate .....................        4.73%   NA         3.80%
Expected life (years) .......................        6.15    NA         3.00
Expected volatility .........................       21.70%   NA        18.75%
Yield .......................................        3.00%   NA         2.60%

The following table summarizes information about the options outstanding:

                                                                          December 31, 2007
                                                                          -----------------
                                                       Options Outstanding                        Options Exercisable
                                                       -------------------                        -------------------
                                                           Weighted
                                                            Average         Weighted                               Weighted
                                                            Remaining       Average                                Average
                                         Number         Contractual Life    Exercies               Number          Exercise
  Range of Exercise Prices             Outstanding           (Years)          Price             Outstanding         Price
  ------------------------             -----------           -------          -----             -----------         -----

     $  7.62 to       $ 11.00            107,350                3.2             $ 11.00             107,350          $ 11.00
     $ 12.83 to       $ 18.85            295,311                4.6             $ 16.18             253,811          $ 16.43
                                         -------                                                    -------
                                         402,661                4.2             $ 14.80             361,161          $ 14.82
                                         =======                                                    =======


Until January 1, 2006, the Corporation applied APB Opinion No. 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, no compensation cost was recognized prior to that date. Effective January 1, 2006, the Corporation adopted the provisions of SFAS No. 123(R) using the modified prospective method. All previously issued option grants had fully vested prior to the implementation of SFAS 123(R). Consequently, because adoption of SFAS No. 123(R) under the modified prospective method required the recognition of compensation costs related only to the future vesting of stock option awards and no options were granted in 2006, no compensation costs were included in the determination of income from operations, net income, or any earnings per share amounts for 2006. During 2007, the Corporation awarded grants of 51,500 stock options and recognized expenses of $38,000 which are included in salaries and employee benefits.


NOTE 13 - INCOME TAXES

The Corporation files consolidated federal income tax returns on a calendar-year basis.

The provision for income taxes consists of the following:


                                                    Years Ended December 31,
                                                    ------------------------
                                                   2007       2006        2005
                                                   ----       ----        ----
                                                     (Dollars in thousands)
Current
    Federal .................................    $ 1,843     $   161    $ 3,396
    State ...................................        148         231        202
                                                 -------     -------    -------
             Total current ..................      1,991         392      3,598

Deferred
    Federal .................................       (472)      2,281     (2,833)
                                                 -------     -------    -------
             Total income tax expense .......    $ 1,519     $ 2,673    $   765
                                                 =======     =======    =======


The provision for income taxes differs from that computed by applying federal statutory rates at 34% to income before income tax expense as indicated in the following summary:

                                                    Years Ended December 31,
                                                    ------------------------
                                                   2007       2006        2005
                                                   ----       ----        ----
                                                     (Dollars in thousands)

Tax expense at statutory rate ..............    $ 1,391     $ 2,611     $   603
State income tax, net of federal
    income tax benefit .....................         98         153         134
Tax-exempt interest income .................        (81)        (78)        (87)
Amortization of organization costs and
    core deposit intangibles ...............         84          84          84
Other, net .................................         27         (97)         31
                                                -------     -------     -------
             Total .........................    $ 1,519     $ 2,673     $   765
                                                =======     =======     =======


Temporary differences, which give rise to deferred tax assets and liabilities, are as follows:

                                                              December 31,
                                                          2007            2006
                                                          ----            ----
                                                         (Dollars in thousands)
Deferred tax assets
    Allowance for loan losses ......................      $ 1,654       $ 1,273
    Unrealized net holding losses on
      available-for-sale securities ................            -           130
    State net operating loss .......................          214           162
    Other ..........................................          328           210
                                                          -------       -------
             Gross deferred tax assets .............        2,196         1,775
    Valuation allowance ............................         (214)         (162)
                                                          -------       -------
             Total .................................        1,982         1,613
                                                          -------       -------

Deferred tax liabilities
    Accelerated depreciation .......................          456           348
    Accretion ......................................            -            12
    Unrealized net holding gains on
      available-for-sale securities ................          169             -
    Purchase adjustments - securities ..............            -            14
    Purchase adjustments - loans ...................            -             8
                                                          -------       -------
             Gross deferred tax liabilities ........          625           382
                                                          -------       -------
Net deferred income tax assets .....................      $ 1,357       $ 1,231
                                                          =======       =======

The state of South Carolina has different tax rates and rules governing banks and regular corporations. The Corporation (holding company only) and the mortgage company (CRM) are regular corporations and file a consolidated state tax return separate from a state bank tax return that is filed by CRB. Accordingly, at December 31, 2007 and December 31, 2006, valuation allowances of $214,000 and $162,000 were established to offset deferred tax assets, which management does not consider likely to be realizable, arising from state net operating loss carryforwards of the Corporation (parent company only) and CRM. The Corporation had no available carrybacks, and realization of the remainder of the net operating loss deductions is dependent upon the Corporation (parent company only) and CRM having aggregate future taxable income. Management expects that the holding company and CRM have limited prospects to generate future taxable income. The state net operating loss carryforwards at December 31, 2007 total $4,433,000 and expire as follows: 2024 - $1,408,000; 2025 - $763,000; 2026
- $1,071,000; 2027 - $1,191, 000.)

Effective January 1, 2007, the Corporation adopted the provisions of Financial Accounting Standards Board Interpretation N0. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109." FIN 48 established a recognition threshold and measurement for income tax positions recognized in the Corporation's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." In evaluating a tax position for recognition, the Corporation judgmentally evaluates whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of related appeals or litigation processes, based on the technical merits of the position. If the tax position meets the more-likely-than-not recognition threshold, the tax position is measured and recognized in the financial statements as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate resolution. There were no uncertain tax positions as of December 31, 2007. If such uncertain tax positions were to arise in the future, the Corporation would recognize interest and penalties associated with uncertain tax positions as income tax expense in its financial statements.

The Corporation files income tax returns in the U.S. federal and State of South Carolina jurisdictions. With few exceptions, the Corporation is no longer subject to tax examinations by federal tax authorities for years before 2005 and by state tax authorities for years before 2001. As of December 31, 2007, there were no unresolved issues outstanding with respect to tax examinations conducted by either jurisdiction.

The following table shows the amounts of expenses recognized during, and the amounts of liabilities as of the end of, each year indicated related to unrecognized tax benefits:

                                                    Years Ended December 31,
                                                    ------------------------
                                                   2007       2006        2005
                                                   ----       ----        ----
                                                     (Dollars in thousands)

Expenses of unrecognized tax benefits
  included in earnings for the year:
             Interest expense ..................... $ -         $ -       $ -
             Other expenses .......................   -           -         -

Liabilities related to unrecognized
  tax benefits as of each year end:
             Included in accrued interest expense .   -           -         -
             Included in other liabilities ........   -           -         -

As of December 31, 2007, there were no tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within 12 months.

As of December 31, 2007, there were no unrecognized tax benefits that, if recognized, would affect the effective tax rate.

NOTE 14 - EMPLOYEE BENEFIT PLANS

The Corporation provides a defined contribution plan qualified under Internal Revenue Code Section 401(k). All employees who are eligible employees and who are age 21 or older may participate in the plan. Eligible employees are defined as employees not represented by a bargaining unit which has bargained with the Corporation in good faith on the subject of retirement benefits.

A participant may elect to make tax deferred contributions up to a maximum of $15,000 (plus $5,000 catch-up contributions if they were at least 50 years old) in the 2007 plan year. The Corporation makes matching contributions on behalf of each participant for 100% of the elective deferral up to 3% of the participant's eligible compensation, which excludes incentive awards and bonuses, plus 50% of the incremental elective deferral up to 5% of the participant's eligible compensation, for a maximum matching contribution of 4%. The Corporation may also make additional contributions determined at the discretion of the Board of Directors.

The Corporation's contributions for 401(k) related profit sharing for the years ended December 31, 2007, 2006, and 2005 totaled approximately $299,000, $291,000, and $174,000, respectively. Since 2001, the senior officers of the Corporation have not participated in the profit sharing program.

A defined benefit pension plan covers the majority of the employees of the former Bank of Ridgeway. This plan was in place prior to the Corporation's acquisition of Ridgeway Bancshares, Inc. in 2002. Because there were no such plans for the Corporation's other subsidiaries and there were no intentions to establish any other such plans, the Corporation froze benefit accruals and discontinued additional participation in and voluntary contributions to the plan during 2003. The Corporation has filed for permission, and presently intends, to formally terminate the plan and distribute its assets to its participants in 2008. The estimated amounts to be distributed from the pension plan totaled $624,000 as of December 31, 2007 and plan assets totaled $609,000.

The following table presents information about pension-related amounts flowing through or included in accumulated other comprehensive income during, or as of the end of, each of the years indicated.

                                                                                            As of or for the Year Ended December 31,
                                                                                            ----------------------------------------
                                                                                                        2007       2006        2005
                                                                                                        ----       ----        ----
                                                                                                         (Dollars in thousands)
Amounts recognized in other comprehensive income during the period
Net (gain) or loss arising during the period ..................................................         $ -         $  -         $ -
Net gain or (loss) reclassified as a component of periodic benefit cost (143) .................                        -           -

Amounts recognized in other comprehensive income at the
end of the period
Net (gain) or loss ............................................................................           -          143           -
Net prior service cost or (credit) ............................................................           -            -           -
Net transition asset or obligation ............................................................           -            -           -

Amounts included in other  comprehensive  income at period end that are expected to be  recognized  as  components  of net  periodic  benefit  cost  in the  next succeeding year
Net (gain) or loss ............................................................................           -          141         NA
Net prior service cost or (credit) ............................................................           -            -         NA
Net transition asset or obligation ............................................................           -            -         NA

Amount of any plan assets expected to be returned to the Corporation
during the next 12-month period ...............................................................           -            -         NA


As of December 31, 2007 and 2006, pension plan assets consisted primarily of the following:

                                                     Percentage of Plan Assets
                                                         at December 31,
                                                         ---------------
Asset Category                                         2007            2006
                                                       ----            ----
Equities .......................................         0%             50%
Bonds ..........................................        40%             26%
Cash ...........................................        60%              2%
Stable value instruments .......................         0%             22%
                                                       ---             ---
           Total ...............................       100%            100%
                                                       ===             ===

The plan did not hold any direct investment in the Corporation's common stock.

The Corporation expects to contribute $60,000 to the pension plan in 2008.

The Corporation maintains no other post-retirement or post-employment benefit plans.


NOTE 15 - OFF-BALANCE-SHEET COMMITMENTS

The Bank is party to credit-related financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets.

The Bank's exposure to credit loss is represented by the contractual notional amount of these commitments. The Bank generally uses the same credit policies in making these commitments as it does for on-balance-sheet instruments.

At December 31, 2007 and 2006, the following financial instruments were outstanding whose contract amounts represent credit risk:

                                                                December 31,
                                                                ------------
                                                            2007           2006
                                                            ----           ----
                                                         (Dollars in thousands)

Loan commitments ...................................       $12,372       $21,833
Unfunded commitments under lines of credit .........        63,740        49,104
Standby letters of credit ..........................         1,953         2,545


Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the borrower. Collateral held varies but may include personal residences, accounts receivable, inventory, property, plant, and equipment, and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those letters of credit are primarily issued to support private borrowing arrangements. All letters of credit are short-term guarantees. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank generally holds collateral supporting those commitments if deemed necessary. Since many of the standby letters of credit are expected to expire without being drawn upon, the total letter of credit amounts do not necessarily represent future cash requirements. To reduce credit risk related to the use of credit-related financial instruments, the Bank might deem it necessary to obtain collateral. The amount and nature of the collateral obtained is based on the Bank's credit evaluation of the customer. Collateral held varies but may include cash, securities, accounts receivable, inventory, property, plant and equipment and real estate.

In March 2007, the Bank entered into an agreement to construct a new branch banking office on Clemson Road in northeast Richland County for a cost of approximately $800,000. The office became operational in the first quarter of 2008.


NOTE 16 - EARNINGS PER SHARE

Basic earnings per share represent income available to common shareholders divided by the weighted-average number of shares outstanding during the year. Diluted earnings per share reflect additional common shares that would have been outstanding if all dilutive potential stock options were exercised at the beginning of each year and the proceeds used to purchase shares of the

Corporation's common stock at the average market price during the year. Dilutive potential common shares that may be issued by the Corporation relate solely to outstanding stock options.

Earnings per common share were computed based on the following:

                                                                                              Years Ended December 31,
                                                                                              ------------------------
                                                                                     2007                2006                 2005
                                                                                     ----                ----                 ----
                                                                                     (Dollars in thousands, except per share)
Net income per share, basic
Numerator - net income .................................................          $    2,572          $    5,009          $    1,011
                                                                                  ==========          ==========          ==========
Denominator
Weighted average common shares issued and outstanding ..................           4,458,839           4,432,480           4,401,718
                                                                                  ==========          ==========          ==========
             Net income per share, basic ...............................          $      .58          $     1.13          $      .23
                                                                                  ==========          ==========          ==========

Net income per share, assuming dilution
Numerator - net income .................................................          $    2,572          $    5,009          $    1,011
                                                                                  ==========          ==========          ==========
Denominator
Weighted average common shares issued and outstanding ..................           4,458,839           4,432,480           4,401,718
Effect of dilutive stock options .......................................              38,301              72,041             100,017
                                                                                  ----------          ----------          ----------
             Total shares ..............................................           4,497,140           4,504,521           4,501,735
                                                                                  ==========          ==========          ==========
             Net income per share, assuming dilution ...................          $      .57          $     1.11          $      .22
                                                                                  ==========          ==========          ==========

NOTE 17 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Corporation's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," as amended, excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Corporation.

The following methods and assumptions were used by the Corporation in estimating fair values of financial instruments as disclosed herein:

     Cash  and  cash  equivalents.   The  carrying  amounts  of  cash  and  cash
     equivalents approximate fair values.

     Interest-bearing deposits with other banks. The carrying amounts of interest-bearing deposits with banks approximate their fair values.

     Securities available-for-sale and held-to-maturity. Fair values for securities are based on quoted market prices. The market values of state and local government securities are established with the assistance of an independent pricing service. The values are based on data which often reflect transactions of relatively small size and are not necessarily indicative of the value of the securities when traded in large volumes.

     Other  investments.  Fair  values  of  other  investments,   consisting  of
     restricted securities, approximate the carrying amounts and are based on the redemption provisions of the issuers.

     Loans held for sale. The carrying amounts approximate their fair values.

     Loans. Fair values for performing loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values for non-performing loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

     Accrued interest. The carrying amounts of accrued interest receivable and payable approximate fair value.

     Deposits. The fair values disclosed for demand deposits are equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for certificates of deposit and other time deposits are estimated using a discounted cash flow calculation that applies interest rates currently offered on certificates to a schedule of aggregated expected monthly maturities of time deposits.

     Short-term borrowings. The carrying amounts of federal funds purchased and borrowings under repurchase agreements approximate their fair values because of the associated variable interest rates.

     Long-term debt. The fair value of fixed-rate long-term debt is estimated using discounted cash flow analyses based on the Corporation's current incremental borrowing rates for similar types of borrowing arrangements. The fair value of variable-rate long-term debt is estimated at the carrying amount of the debt.

     Off-balance-sheet    commitments.   Fair   values   for   off-balance-sheet
     commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standings. The vast majority of loan commitments do not involve the charging of a fee, and costs associated with outstanding letters of credit are not material. For loan commitments and standby letters of credit, the committed interest rates are either variable or approximate current interest rates offered for similar commitments. Therefore, the estimated fair values of these off-balance-sheet commitments are nominal.

The estimated fair values and related carrying or notional amounts of the Corporation's financial instruments at December 31, 2007 and 2006, are as follows:

                                                                                            December 31,
                                                                                            ------------
                                                                               2007                             2006
                                                                               ----                             ----
                                                                     Carrying        Estimated          Carrying       Estimated
                                                                      Amount         Fair Value          Amount        Fair Value
                                                                    of Assets         of Assets         of Assets       of Assets
                                                                    (Liabilities)    (Liabilities)     (Liabilities)   (Liabilities)
                                                                    -------------    -------------     -------------   -------------
                                                                                         (Dollars in thousands)
Cash and cash equivalents ..................................        $  25,686         $  25,686         $  46,724         $  46,724
Interest bearing deposits with other banks .................              911               911             1,926             1,926
Securities available-for-sale ..............................           57,868            57,868            84,783            84,783
Securities held-to-maturity ................................            1,650             1,650             1,750             1,750
Other investments ..........................................            3,209             3,209             3,246             3,246
Loans held for sale ........................................            3,509             3,509             9,235             9,235
Loans, net .................................................          458,696           448,770           405,058           404,383
Accrued interest receivable ................................            3,547             3,547             3,821             3,821
Deposits ...................................................         (481,707)         (483,224)         (483,621)         (484,172)
Short-term borrowings ......................................           (9,893)           (9,893)          (12,948)          (12,948)
Long-term debt .............................................          (29,679)          (29,092)          (26,188)          (27,236)
Accrued interest payable ...................................           (1,501)           (1,501)           (1,578)           (1,578)

Off-balance-sheet commitments
Loan commitments ...........................................        $ (12,372)              $ -         $ (21,833)              $ -
Unfunded commitments under lines of credit .................          (63,740)                -           (49,104)                -
Standby letters of credit ..................................           (1,953)                -            (2,545)                -

On January 1, 2008, the Corporation will adopt the provisions of SFAS No. 157 and certain aspects of the Corporation's fair value estimation process will change. See the discussion of Accounting Changes included in Note 2.


NOTE 18 - CONTINGENCIES

The Corporation is subject at times to claims and lawsuits arising out of the normal course of business. As of December 31, 2007, no claims or lawsuits were pending or threatened which, in the opinion of management, are likely to have a material effect on the Corporation's consolidated financial statements.


NOTE 19 - REGULATORY MATTERS

The Bank is subject to dividend restrictions set forth by various banking regulators. Under such restrictions, the Bank may not, without prior approval, declare dividends in excess of the sum of the current year's earnings (as defined) plus the retained earnings (as defined) from the prior two years. In addition, dividends paid by the Bank to the Corporation would be prohibited if the effect thereof would cause the Bank's capital to be reduced below applicable minimum capital requirements. At December 31, 2007, the dividends that the Bank could declare without the approval of its primary bank regulator amounted to approximately $3,955,000. The Bank is also restricted by law as to the amount it may lend to any non-depository affiliate, including the Corporation and CRM. Such loans are subject to the requirements of Section 23A of the Federal Reserve Act including a general limitation to not more than 10% of capital and specified ratios of the fair market value of allowable collateral to loan amounts. There were no such loans outstanding during 2007.

The Corporation (on a consolidated basis) and the Bank are each subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material adverse effect on the Corporation's and the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Corporation and the Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

Quantitative measures established by regulation to ensure capital adequacy require the Corporation and the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to average assets (as defined). Management believes, as of December 31, 2007 and 2006, that the Corporation and the Bank met all capital adequacy requirements to which they are subject.

As of December 31, 2007, the most recent notification from the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since the notifications that management believes have changed the Bank's category. The Corporation's and the Bank's actual capital amounts and ratios are presented in the following table.

                                                                                              Minimum for          Minimum to be
                                                                          Actual            Capital Adequacy     Well Capitalized
                                                                          ------            ----------------     ----------------
                                                                    Amount       Ratio      Amount       Ratio    Amount      Ratio
                                                                    ------       -----      ------       -----    ------      -----
December 31, 2007                                                                          (Dollars in thousands)
     Tier 1 Capital (to Average Assets)
         Consolidated .......................................      $56,652         9.7%    $23,352        4.0%         NA      NA
         Community Resource Bank ............................       50,053         8.6%     23,209        4.0%    $29,011      5.0%

     Tier 1 Capital (to Risk Weighted Assets)
         Consolidated .......................................      $56,652        12.5%    $18,105        4.0%         NA      NA
         Community Resource Bank ............................       50,053        11.1%     17,982        4.0%    $26,974      6.0%

     Total Capital (to Risk Weighted Assets)
         Consolidated .......................................      $62,018        13.7%    $36,210        8.0%         NA      NA
         Community Resource Bank ............................       55,419        12.3%     35,965        8.0%    $44,956     10.0%

December 31, 2006
     Tier 1 Capital (to Average Assets)
         Consolidated .......................................      $57,005        10.1%    $22,624        4.0%         NA      NA
         Community Resource Bank ............................       49,238         8.8%     22,419        4.0%    $28,024      5.0%

     Tier 1 Capital (to Risk Weighted Assets)
         Consolidated .......................................      $57,005        13.6%    $16,752        4.0%         NA      NA
         Community Resource Bank ............................       49,238        11.8%     16,631        4.0%    $24,946      6.0%

     Total Capital (to Risk Weighted Assets)
         Consolidated .......................................      $61,667        14.7%    $33,505        8.0%         NA      NA
         Community Resource Bank ............................       53,885        13.0%     33,262        8.0%    $41,577     10.0%

NOTE 20 - CONDENSED FINANCIAL STATEMENTS

Presented below are the condensed financial statements for Community Bankshares, Inc. (Parent Company only):

COMMUNITY BANKSHARES, INC. (PARENT COMPANY ONLY)

                                                                December 31,
                                                                ------------
                                                            2007           2006
                                                            ----           ----
                                                         (Dollars in thousands)
Condensed Balance Sheets
     Assets
        Cash ...........................................   $ 3,158       $ 4,541
        Investment in banking subsidiary ...............    56,126        54,868
        Investment in nonbanking subsidiaries ..........     1,462         1,806
        Securities available-for-sale, at fair value ...        96            96
        Premises and equipment - net ...................     1,620         1,633
        Goodwill .......................................       921           921
        Other assets ...................................       825            96
                                                           -------       -------
           Total assets ................................   $64,208       $63,961
                                                           =======       =======
     Liabilities
        Long-term debt .................................   $10,310       $10,310
        Other liabilities ..............................       253         1,027
     Shareholders' equity ..............................    53,645        52,624
                                                           -------       -------
           Total liabilities and shareholders' equity ..   $64,208       $63,961
                                                           =======       =======

                                                                                                   Years Ended December 31,
                                                                                                   ------------------------
                                                                                              2007          2006            2005
                                                                                              ----          ----            ----
                                                                                                  (Dollars in thousands)
Condensed Statements of Income
     Income
        Management fees from subsidiaries ..........................................        $     -         $   249         $ 3,086
        Dividends received from banking subsidiaries ...............................          3,000           2,480           4,266
        Interest income ............................................................            156             241             428
        Other income ...............................................................            156               4               4
                                                                                            -------         -------         -------
           Total income ............................................................          3,312           2,974           7,784
                                                                                            -------         -------         -------
     Expenses
        Salaries and employee benefits .............................................              -               -           1,868
        Premises and equipment .....................................................             49              48             683
        Supplies ...................................................................              -               -              80
        Directors' fees ............................................................              -               -              62
        Interest expense ...........................................................            899             890             675
        Other expenses .............................................................            296             203           1,447
                                                                                            -------         -------         -------
           Total expenses ..........................................................          1,244           1,141           4,815
                                                                                            -------         -------         -------
     Income before income taxes and equity in
        undistributed earnings of subsidiaries .....................................          2,068           1,833           2,969
     Income tax (benefit) ..........................................................           (317)           (246)           (441)
     Equity in undistributed earnings (loss) of banking subsidiaries ...............            531           2,920          (2,507)
     Equity in undistributed (loss) earnings of nonbanking subsidiary ..............           (344)             10             108
                                                                                            -------         -------         -------
     Net income ....................................................................        $ 2,572         $ 5,009         $ 1,011
                                                                                            =======         =======         =======

                                                                                                   Years Ended December 31,
                                                                                                   ------------------------
                                                                                              2007          2006            2005
                                                                                              ----          ----            ----
                                                                                                  (Dollars in thousands)
Condensed Statements of Cash Flows
     Operating activities
        Net income .................................................................        $ 2,572         $ 5,009         $ 1,011
           Adjustments to reconcile net income to net
               cash provided by operating activities
                  Equity in undistributed (earnings) loss
                    of subsidiaries ................................................           (187)         (2,930)          2,399
                  Depreciation and amortization ....................................             49              48             354
                  (Increase) decrease in other assets ..............................           (729)          2,071          (2,071)
                  (Decrease) increase in other liabilities .........................           (774)            262               9
                                                                                            -------         -------         -------
                    Net cash provided by
                       operating activities ........................................            931           4,460           1,702
                                                                                            -------         -------         -------
     Investing activities
        Net decrease (increase) in loans to nonbanking subsidiaries ................              -           3,813           1,070
        Investments in banking subsidiaries ........................................              -            (719)         (3,000)
        Investment in nonbanking subsidiary ........................................              -               -            (218)
        Purchases of premises and equipment ........................................            (36)           (826)         (2,580)
                                                                                            -------         -------         -------
                    Net cash provided (used) by investing activities ...............            (36)          2,268          (4,728)
                                                                                            -------         -------         -------
     Financing activities
        (Decrease) increase in short-term borrowings, net ..........................              -          (2,000)          2,000
        Sale of common stock .......................................................             93              16              14
        Exercise of stock options ..................................................            428             385             146
        Common stock repurchases and cancelled .....................................           (657)              -               -
        Cash dividends paid ........................................................         (2,142)         (1,952)         (1,761)
                                                                                            -------         -------         -------
                    Net cash provided (used) by financing activities ...............         (2,278)         (3,551)            399
                                                                                            -------         -------         -------
     (Decrease) increase in cash and cash equivalents ..............................         (1,383)          3,177          (2,627)
     Cash and cash equivalents, beginning ..........................................          4,541           1,364           3,991
                                                                                            -------         -------         -------
     Cash and cash equivalents, ending .............................................        $ 3,158         $ 4,541         $ 1,364
                                                                                            =======         =======         =======

NOTE 21 - QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                                                              Years Ended December 31,
                                                                              ------------------------
                                                                 2007                                         2006
                                                                 ----                                         ----
                                              Fourth     Third        Second      First      Fourth   Third       Second      First
                                              Quarter    Quarter      Quarter    Quarter     Quarter  Quarter     Quarter    Quarter
                                              -------    -------      -------    -------     -------  -------     -------    -------
                                                                     (Dollars in thousands, except per share)
Interest and dividend income ..............   $ 10,059    $ 10,124   $  9,751   $  9,433   $  9,722   $  9,616   $  9,103   $  8,613
Interest expense ..........................      4,519       4,672      4,434      4,191      4,307      4,072      3,736      3,386
                                              --------    --------   --------   --------   --------   --------   --------   --------

Net interest income .......................      5,540       5,452      5,317      5,242      5,415      5,544      5,367      5,227
Provision for loan losses .................      2,230         375        175        375        995        665        675        615
                                              --------    --------   --------   --------   --------   --------   --------   --------

Net interest income after provision .......      3,310       5,077      5,142      4,867      4,420      4,879      4,692      4,612
Noninterest income ........................        463       1,739      2,055      1,823      2,354      1,958      2,060      1,933
Gains (losses) on sales of securities .....          -           -        712          2          -          -          -          1
Noninterest expenses ......................      4,973       5,411      5,601      5,114      5,062      4,906      4,632      4,627
                                              --------    --------   --------   --------   --------   --------   --------   --------

Income (loss) before income taxes .........     (1,200)      1,405      2,308      1,578      1,712      1,931      2,120      1,919
Provision for income taxes ................       (425)        533        838        573        478        730        747        718
                                              --------    --------   --------   --------   --------   --------   --------   --------

Net income (loss) .........................   $   (775)   $    872   $  1,470   $  1,005   $  1,234   $  1,201   $  1,373   $  1,201
                                              ========    ========   ========   ========   ========   ========   ========   ========

Earnings (loss) per share
Basic .....................................   $  (0.17)   $   0.20   $   0.33   $   0.23   $   0.28   $   0.27   $   0.31   $   0.27
Diluted ...................................      (0.17)       0.19       0.32       0.22       0.27       0.27       0.30       0.27

                         PART I - FINANCIAL INFORMATION

Item 1. - Financial Statements

COMMUNITY BANKSHARES, INC.
Consolidated Balance Sheets

                                                                                                      (Unaudited)
                                                                                                        June 30,        December 31,
                                                                                                          2008              2007
                                                                                                          ----              ----
                                                                                                          (Dollars in thousands)
Assets
     Cash and due from banks .................................................................         $  23,860          $  18,701
     Federal funds sold ......................................................................             7,631              6,985
                                                                                                       ---------          ---------
            Total cash and cash equivalents ..................................................            31,491             25,686
     Interest-bearing deposits with other banks ..............................................               364                911
     Securities available-for-sale ...........................................................            78,463             57,868
     Securities held-to-maturity (estimated fair value $1,650 for 2008
          and $1,650 for 2007) ...............................................................             1,650              1,650
     Other investments .......................................................................             3,768              3,209
     Loans held for sale .....................................................................             5,392              3,509
     Loans receivable ........................................................................           446,268            464,039
         Less, allowance for loan losses .....................................................            (5,939)            (5,343)
                                                                                                       ---------          ---------
            Net loans ........................................................................           440,329            458,696
     Premises and equipment - net ............................................................            10,904             10,820
     Accrued interest receivable .............................................................             3,212              3,547
     Net deferred income tax assets ..........................................................             2,079              1,357
     Goodwill ................................................................................             4,321              4,321
     Core deposit intangible assets ..........................................................             2,222              2,345
     Prepaid expenses and other assets .......................................................             2,690              2,648
                                                                                                       ---------          ---------
            Total assets .....................................................................         $ 586,885          $ 576,567
                                                                                                       =========          =========
Liabilities
     Deposits
         Noninterest bearing .................................................................         $  59,342          $  57,738
         Interest-bearing ....................................................................           422,998            423,969
                                                                                                       ---------          ---------
            Total deposits ...................................................................           482,340            481,707
     Short-term borrowings ...................................................................             6,333              9,893
     Long-term debt ..........................................................................            42,174             29,679
     Accrued interest payable ................................................................             1,193              1,501
     Accrued expenses and other liabilities ..................................................             1,747                142
                                                                                                       ---------          ---------
            Total liabilities
                                                                                                         533,787            522,922
                                                                                                       ---------          ---------
Shareholders' equity
     Common stock - no par value; 12,000,000 shares authorized; issued and
         outstanding - 4,450,556 for 2008 and 4,446,456 for 2007 .............................            30,399             30,505
     Retained earnings .......................................................................            23,773             22,812
     Accumulated other comprehensive income ..................................................            (1,074)               328
                                                                                                       ---------          ---------
            Total shareholders' equity .......................................................            53,098             53,645
                                                                                                       ---------          ---------
            Total liabilities and shareholders' equity .......................................         $ 586,885          $ 576,567
                                                                                                       =========          =========

See accompanying notes to unaudited consolidated financial statements.

COMMUNITY BANKSHARES, INC.
Consolidated Statements of Income

                                                                                                (Unaudited)
                                                                                            Period Ended June 30,
                                                                                Three Months                      Six Months
                                                                                ------------                      ----------
                                                                           2008              2007            2008             2007
                                                                           ----              ----            ----             ----
                                                                                (Dollars in thousands, except per share)

Interest and dividend income
     Loans, including fees .....................................          $ 7,728          $ 8,628          $16,169          $16,785
     Interest bearing deposits with other banks ................                1               13               12               46
     Debt securities ...........................................              929              984            1,675            2,000
     Dividends .................................................               63               46              122               93
     Federal funds sold ........................................               89               80              270              260
                                                                          -------          -------          -------          -------
            Total interest and dividend income .................            8,810            9,751           18,248           19,184
                                                                          -------          -------          -------          -------

Interest expense
     Deposits
         Time deposits $100M and over ..........................            1,055            1,080            2,298            2,073
         Other deposits ........................................            1,823            2,692            4,056            5,337
                                                                          -------          -------          -------          -------
            Total interest expense on deposits .................            2,878            3,772            6,354            7,410
     Short-term borrowings .....................................               29              187               88              303
     Long-term debt ............................................              461              475              952              912
                                                                          -------          -------          -------          -------
            Total interest expense .............................            3,368            4,434            7,394            8,625
                                                                          -------          -------          -------          -------

Net interest income ............................................            5,442            5,317           10,854           10,559
Provision for loan losses ......................................              540              175            1,010              550
                                                                          -------          -------          -------          -------
Net interest income after provision ............................            4,902            5,142            9,844           10,009
                                                                          -------          -------          -------          -------

Noninterest income
     Service charges on deposit accounts .......................              892              939            1,819            1,830
     Mortgage loan brokerage income ............................              473              744              995            1,399
     Net securities gains ......................................                -                -               34                2
     Gains on sales of other investments .......................                -              712                -              712
     Other .....................................................              332              372              616              649
                                                                          -------          -------          -------          -------
            Total noninterest income ...........................            1,697            2,767            3,464            4,592
                                                                          -------          -------          -------          -------

Noninterest expenses
     Salaries and employee benefits ............................            2,918            3,084            5,765            6,018
     Premises and equipment ....................................              578              619            1,201            1,181
     Advertising ...............................................              188              138              349              281
     Supplies ..................................................               97              110              194              235
     Other .....................................................            1,320            1,650            2,578            3,000
                                                                          -------          -------          -------          -------
            Total noninterest expenses .........................            5,101            5,601           10,087           10,715
                                                                          -------          -------          -------          -------

Income before income taxes .....................................            1,498            2,308            3,221            3,886
Income tax expense .............................................              571              838            1,193            1,411
                                                                          -------          -------          -------          -------
Net income .....................................................          $   927          $ 1,470          $ 2,028          $ 2,475
                                                                          =======          =======          =======          =======

Per share
     Net income ................................................          $  0.21          $  0.33          $  0.46          $  0.56
     Net income - diluted ......................................             0.20             0.32             0.45             0.55
     Cash dividends declared ...................................             0.12             0.12             0.24             0.24

See accompanying notes to unaudited consolidated financial statements.

COMMUNITY BANKSHARES, INC.
Consolidated Statements of Changes in Shareholders' Equity

                                                                   (Unaudited)

                                                                   Common Stock
                                                                   ------------                          Accumulated
                                                             Number of                     Retained  Other Comprehensive
                                                              Shares         Amount        Earnings      Income (Loss)       Total
                                                              ------         ------        --------      -------------       -----
                                                                           (Dollars in thousands, except per share)

Balance, January 1, 2007 ................................     4,441,220     $   30,603     $   22,382     $     (361)    $   52,624
                                                                                                                         ----------
Comprehensive income
    Net income ..........................................             -              -          2,475              -          2,475
                                                                                                                         ----------
    Unrealized holding gains and (losses)
       on available-for-sale securities arising
       during the period, net of income taxes of $174 ...             -              -              -           (351)          (351)
    Reclassification adjustment for losses (gains)
       realized in income, net of income taxes of $1 ....             -              -              -             (1)            (1)
                                                                                                                         ----------
        Total other comprehensive income (loss) ... .....             -              -              -              -           (352)
                                                                                                                         ----------
          Total comprehensive income ....................             -              -              -              -          2,123
                                                                                                                         ----------
Share-based compensation ................................             -             27              -              -             27
Proceeds of sale of common stock ........................           500              8              -              -              8
Exercise of employee stock options ......................        41,836            406              -              -            406
Cash dividends declared, $.24 per share .................             -              -         (1,075)             -         (1,075)
                                                             ----------     ----------     ----------     ----------     ----------
Balance, June 30, 2007 ..................................     4,483,556     $   31,044     $   23,782     $     (713)    $   54,113
                                                             ==========     ==========     ==========     ==========     ==========


Balance, January 1, 2008 ................................     4,446,456     $   30,505     $   22,812     $      328     $   53,645
                                                                                                                         ----------
Comprehensive income
    Net income ..........................................             -              -          2,028              -          2,028
                                                                                                                         ----------
    Unrealized holding gains and (losses)
       on available-for-sale securities arising
       during the period, net of income taxes of $711 ...             -              -              -         (1,380)        (1,380)
    Reclassification adjustment for losses (gains)
       realized in income, net of income taxes of $12 ...             -              -              -            (22)           (22)
                                                                                                                         ----------
        Total other comprehensive income (loss) .........             -              -              -              -         (1,402)
                                                                                                                         ----------
          Total comprehensive income ....................             -              -              -              -            626
                                                                                                                         ----------
Share-based compensation ................................             -             18              -              -             18
Proceeds of sale of common stock ........................        10,600            119              -              -            119
Exercise of employee stock options ......................         1,000             11              -              -             11
Common stock repurchased and cancelled ..................       (20,700)          (254)             -              -           (254)
Restricted stock grants to employees ....................        13,200              -              -              -              -
Cash dividends declared, $.24 per share .................             -              -         (1,067)             -         (1,067)
                                                             ----------     ----------     ----------     ----------     ----------
Balance, June 30, 2008 ..................................     4,450,556     $   30,399     $   23,773     $   (1,074)    $   53,098
                                                             ==========     ==========     ==========     ==========     ==========



See accompanying notes to unaudited consolidated financial statements.

COMMUNITY BANKSHARES, INC.
Consolidated Statements of Cash Flows

                                                                                                               (Unaudited)
                                                                                                            Six Months Ended
                                                                                                                June 30,
                                                                                                                --------
                                                                                                         2008                 2007
                                                                                                         -----                ----
                                                                                                          (Dollars in thousands)
Operating activities
     Net income ............................................................................           $  2,028            $  2,475
     Adjustments to reconcile net income to net
         cash provided by operating activities
            Provision for loan losses ......................................................              1,010                 550
            Depreciation and amortization ..................................................                571                 537
            Net accretion of securities ....................................................                (86)                (15)
            Net securities gains ...........................................................                (34)                 (2)
            Gains on sales of other investments ............................................                  -                (712)
            Proceeds of sales of loans held for sale .......................................             48,533              77,439
            Originations of loans held for sale ............................................            (49,421)            (75,926)
            Gains on sales of loans held for sale ..........................................               (995)             (1,399)
            Decrease in accrued interest receivable ........................................                335                 284
            (Increase) decrease in other assets ............................................                (94)                868
            Gains on sales of foreclosed assets ............................................               (101)                (48)
            Decrease in accrued interest payable ...........................................               (308)                (53)
            Increase (decrease) in other liabilities .......................................              1,458                (647)
            Provision for off balance sheet credit exposure ................................                160                 144
            Share-based compensation .......................................................                 18                  27
                                                                                                       --------            --------
                Net cash provided by operating activities ..................................              3,074               3,522
                                                                                                       --------            --------

Investing activities
     Net decrease in interest-bearing deposits with other banks ............................                547               1,477
     Purchases of available-for-sale securities ............................................            (60,371)             (1,966)
     Maturities, calls and paydowns of available-for-sale securities .......................             37,772               7,546
     Proceeds of sales of other investments ................................................                116               1,182
     Purchases of other investments ........................................................               (675)               (338)
     Net decrease (increase) in loans made to customers ....................................             17,280             (38,831)
     Purchases of premises and equipment ...................................................               (532)               (530)
     Proceeds from sales and other disposals of premises and equipment .....................                  -                  44
     Proceeds from sales of foreclosed assets ..............................................                217                 578
                                                                                                       --------            --------
                Net cash used by investing activities ......................................             (5,646)            (30,838)
                                                                                                       --------            --------

Financing activities
     Net increase (decrease) in deposits ...................................................                633              (3,376)
     Net (decrease) increase in short-term borrowings ......................................             (3,560)              6,000
     Proceeds from issuing long-term debt ..................................................             15,000               7,500
     Repayment of long-term debt ...........................................................             (2,505)             (4,005)
     Exercise of employee stock options ....................................................                 11                 406
     Sale of common stock ..................................................................                119                   8
     Common stock repurchased and cancelled ................................................               (254)                  -
     Cash dividends paid ...................................................................             (1,067)             (1,075)
                                                                                                       --------            --------
                Net cash provided by financing activities ..................................              8,377               5,458
                                                                                                       --------            --------
Increase (decrease) in cash and cash equivalents ...........................................              5,805             (21,858)
Cash and cash equivalents, beginning of period .............................................             25,686              46,724
                                                                                                       --------            --------
Cash and cash equivalents, end of period ...................................................           $ 31,491            $ 24,866
                                                                                                       ========            ========


See accompanying notes to unaudited consolidated financial statements.

COMMUNITY BANKSHARES, INC.
Consolidated Statements of Cash Flows (continued)

                                                                                                               (Unaudited)
                                                                                                            Six Months Ended
                                                                                                                 June 30,
                                                                                                         2008                 2007
                                                                                                         -----                ----
                                                                                                           (Dollars in thousands)
Supplemental disclosures of cash flow information
     Cash payments for interest ..........................................................               $7,702               $8,678
                                                                                                         ======               ======
     Cash payments for income taxes ......................................................               $  897               $1,625
                                                                                                         ======               ======

Supplemental disclosures of non-cash investing activities
     Transfers of loans receivable to foreclosed assets ..................................               $   77               $1,127
                                                                                                         ======               ======

See accompanying notes to unaudited consolidated financial statements.


COMMUNITY BANKSHARES, INC.

Notes to Unaudited Consolidated Financial Statements

Accounting Principles - A summary of significant accounting policies and the audited financial statements for 2007 are included in Community Bankshares, Inc.'s (the "Company" or "CBI") Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission. Certain amounts in the 2007 financial statements have been reclassified to conform to the current presentation.

Management Opinion - The interim financial statements in this report are unaudited. In the opinion of management, all the adjustments necessary to present a fair statement of the results for the interim period have been made. Such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results to be expected for an entire year. These interim financial statements should be read in conjunction with the annual financial statements and notes thereto contained in the 2007 Annual Report on Form 10-K.

Nonperforming Loans - As of June 30, 2008, there were $8,976,000 in nonaccrual loans and $7,000 in loans 90 or more days past due and still accruing interest.

Earnings Per Share - Basic earnings per share is computed by dividing net income applicable to common shares by the weighted average number of common shares outstanding. Diluted earnings per share is computed by dividing applicable net income by the weighted average number of shares outstanding and any dilutive potential common shares and dilutive stock options. It is assumed that all dilutive stock options are exercised at the beginning of each period and that the proceeds are used to purchase shares of the Company's common stock at the average market price during the period. Net income per share basic and net income per share, assuming dilution, were computed as follows:

                                                                                            (Unaudited)
                                                                                        Period Ended June 30,
                                                                                        ---------------------
                                                                         Three Months                           Six Months
                                                                         ------------                           ----------
                                                                    2008               2007                2008              2007
                                                                    ----               ----                ----              ----
                                                                             (Dollars in thousands, except per share amounts)

Net income per share, basic
  Numerator - net income ...............................         $      927         $    1,470         $    2,028         $    2,475
                                                                 ==========         ==========         ==========         ==========
  Denominator
     Weighted average common shares
       issued and outstanding ..........................          4,453,360          4,476,229          4,451,408          4,462,464
                                                                 ==========         ==========         ==========         ==========

       Net income per share, basic .....................         $      .21         $      .33         $      .46         $      .56
                                                                 ==========         ==========         ==========         ==========

Net income per share, assuming dilution
  Numerator - net income ...............................         $      927         $    1,470         $    2,028         $    2,475
                                                                 ==========         ==========         ==========         ==========
  Denominator
     Weighted average common shares
       issued and outstanding ..........................          4,453,360          4,476,229          4,451,408          4,462,464
     Effect of dilutive stock options ..................             96,660             49,123             80,049             52,981
                                                                 ----------         ----------         ----------         ----------
               Total shares ............................          4,550,020          4,525,352          4,531,457          4,515,445
                                                                 ==========         ==========         ==========         ==========

       Net income per share, assuming dilution .........         $      .20         $      .32         $      .45         $      .55
                                                                 ==========         ==========         ==========         ==========

Stock Based Compensation - Effective January 1, 2006, the Company began accounting for compensation expenses related to stock options granted to employees and directors under the recognition and measurement principles of Statement of Accounting Standards No. 123(R) "Share-Based Payment" ("SFAS 123(R)") using the modified prospective application method. The Company had previously elected to continue using the methodology of Accounting Principles Board Opinion No. 25 ("APB No. 25"), "Accounting for Stock Issued to Employees," to account for compensation expenses related to stock-based compensation until the mandatory effective date for SFAS 123(R).

         On March 31, 2008, the Company awarded 13,200 shares of restricted stock and 45,650 stock appreciation rights ("SARS") to certain employees under the 2007 Equity Plan. The restricted shares will vest in five years. The SARs will vest 20% per year over the next five years. Recognition of compensation expense for these awards began in the second quarter of 2008. Accordingly, $18,000 of such expenses are included in salaries and employee benefits in the statements of income. The Company's 2007 Equity Compensation Plan provides that in the event of a change in control, such as the pending merger plan with First Citizens discussed below, outstanding and unvested options, SARs, or other types of equity compensation become immediately vested.

Variable Interest Entity - On March 8, 2004, CBI sponsored the creation of a Variable Interest Entity ("VIE"), SCB Capital Trust I (the "Trust"), and is the sole owner of the common securities issued by the Trust. On March 10, 2004, the Trust issued $10,000,000 in floating rate capital securities. The proceeds of this issuance, and the amount of CBI's capital investment, were used to acquire $10,310,000 principal amount of CBI's floating rate junior subordinated deferrable interest debt securities ("Debentures") due April 7, 2034, which securities, and the accrued interest thereon, now constitute the Trust's sole assets. The interest rate associated with the debt securities, and the distribution rate on the common securities of the Trust, was established initially at 3.91% and is adjustable quarterly at 3 month LIBOR plus 280 basis points. The index rate (LIBOR) may not be lower than 1.11%. CBI may defer interest payments on the Debentures for up to twenty consecutive quarters, but not beyond the stated maturity date of the Debentures. In the event that such interest payments are deferred by CBI, the Trust may defer distributions on the common securities. In such an event, CBI would be restricted in its ability to pay dividends on its common stock and to perform under other obligations that are not senior to the junior subordinated Debentures.

         The Debentures are redeemable at par at the option of CBI, in whole or in part, on any interest payment date on or after April 7, 2009. Prior to that date, the Debentures are redeemable at 105% of par upon the occurrence of certain events that would have a negative effect on the Trust or that would cause it to be required to be registered as an investment company under the Investment Company Act of 1940 or that would cause trust preferred securities not to be eligible to be treated as Tier 1 capital by the Federal Reserve Board. Upon repayment or redemption of the Debentures, the Trust will use the proceeds of the transaction to redeem an equivalent amount of trust preferred securities and trust common securities. The Trust's obligations under the trust preferred securities are unconditionally guaranteed by CBI. In accordance with Financial Accounting Standards Board Interpretation 46(R), the Trust is not consolidated in the Company's financial statements.

         The Company's investment in the Trust is carried at cost in other assets and the debentures are included in long-term debt in the consolidated balance sheet.

Fair Value Measurements

         The Company implemented Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") as required on January 1, 2008. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly fashion between market participants at the measurement date, and establishes a framework for measuring fair value. It also establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date, eliminates the consideration of large position discounts for financial instruments quoted in active markets, requires consideration of the Company's creditworthiness when valuing its liabilities, and expands disclosures about instruments measured at fair value. The following is a summary of the measurement attributes applicable to financial assets and liabilities that are measured at fair value on a recurring basis:

                                                                     Fair Value Measurement at Reporting Date Using
                                                                     ----------------------------------------------
                                                                  Quoted Prices
                                                                     in Active         Significant
                                                                    Markets for           Other            Significant
                                                                     Identical         Observable         Unobservable
                                                                      Assets             Inputs              Inputs
Description                                     June 30, 2008       (Level 1)          (Level 2)           (Level 3)
-----------                                     -------------       ---------          ---------           ---------
Assets                                                                   (Dollars in thousands)
      Securities available-for-sale .......                         $       -          $78,463            $        -
      Derivatives .........................                                 -                7                     -
Liabilities
      Derivatives .........................                                 -                7                     -

         Pricing for the Company's securities available-for-sale is obtained from an independent third-party that uses a process that may incorporate current market prices, benchmark yields, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, other reference data and industry and economic events that a market participant would be expected to use in valuing the securities. Not all of the inputs listed apply to each individual security at each measurement date. The independent third party assigns specific securities into an "asset class" for the purpose of assigning the applicable level of the fair value hierarchy used to value the securities. The techniques used after adoption of SFAS No. 157 are consistent with the methods used previously.

         No cumulative effect adjustments were required upon initial application of SFAS No. 157. Available-for-sale securities continue to be measured at fair value with unrealized gains or losses recorded in other comprehensive income.

         The following is a summary of the measurement attributes applicable to assets and liabilities that are measured at fair value on a non-recurring basis:

                                                                   Fair Value Measurement at Reporting Date Using
                                                                   ----------------------------------------------
                                                                 Quoted Prices
                                                                   in Active          Significant
                                                                  Markets for            Other           Significant
                                                                   Identical          Observable        Unobservable
                                                                    Assets              Inputs             Inputs
Description                                   June 30, 2008       (Level 1)           (Level 2)          (Level 3)
-----------                                   -------------       ---------           ---------          ---------
                                                                      (Dollars in thousands)
Collateral dependent impaired loans                               $       -           $       -            $ 8,976
Foreclosed Assets                                                         -                 813                  -
Goodwill                                                                  -                   -              4,321
Core deposit intangibles                                                  -                   -              2,222

         Collateral dependent impaired loans consist of nonaccrual loans for which the underlying collateral provides the sole repayment source. The Company measures the amount of the impairment for such loans by determining the difference between the fair value of the underlying collateral and the recorded amount of the loan. The fair value of the underlying collateral generally is based on appraisals performed in accordance with applicable appraisal standards by independent appraisers engaged by the Company. In many cases, management updates values reflected in older appraisals obtained at the time of loan origination and already in the Company's possession using its own knowledge, judgments and assumptions about current market and other conditions in lieu of obtaining a new independent appraisal. If the fair value of the collateral is less than the recorded amount of the loan, a valuation allowance is established for the difference; otherwise, no valuation allowance is established. The valuation allowance for impaired loans is a component of the allowance for loan losses. Periodically, management reevaluates the fair value of the collateral and makes adjustments to the valuation allowance as appropriate. However, if the fair value of the collateral subsequently recovers in value such that it exceeds the recorded loan amount, no adjustment is made in the loan's value for the excess. The amount of the valuation allowance for the Company's collateral dependent impaired loans was $1,168,000 as of June 30, 2008.

         Foreclosed assets consist of assets acquired through, or in lieu of, loan foreclosure, and are held for sale and initially were recorded at fair value, less estimated costs to sell at the date of acquisition, thus establishing a new cost basis. Loan losses arising from the acquisitions of such property are charged against the allowance for loan losses at the date the property is acquired. Subsequent to acquisition, valuations are performed periodically and the assets are carried at the lower of the new cost basis or fair value. Revenues and expenses from operations and changes in any subsequent valuation allowance are included in net foreclosed assets costs and expenses.

         Goodwill was initially recorded as the difference between the purchase price and the fair values of tangible assets, separately identifiable intangible assets, and liabilities acquired in prior business combination transactions. Goodwill is tested for impairment no less than annually. The Company previously has not recognized any impairment of goodwill.

         Core deposit intangibles represent the excess of the purchase price of core deposits over their fair values at the date of their acquisition in a purchase transaction. The core deposit intangible is amortized as a component of other expense over the estimated lives of the deposits acquired. During the first two quarters of 2008, $123,000 of such amortization was included in net income.

         The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities," ("SFAS No. 159" or the "Statement") which was effective for the Company as of January 1, 2008. Under the provisions of SFAS No. 159, entities may choose, but are not required, to measure many financial instruments and certain other items at their fair values, with changes in the fair values of those instruments reported in earnings. The Company has not elected to measure at fair value any financial instruments under the provisions of SFAS No. 159. The adoption of the Statement had no effect on the Company's financial statements.

Proposed Merger Transaction

         On June 25, 2008, the Company, Community Resource Bank, N. A., (CRB) and First Citizens Bank and Trust Company, Inc., (FCB) a wholly-owned subsidiary of First Citizens Bancorporation, Inc. executed a definitive agreement to merge, subject to approvals by regulatory agencies and the Company's shareholders. The transaction, which is expected to close in the fourth quarter of 2008, requires FCB to pay the Company's shareholders $21.00 in cash for each outstanding share of the Company's common stock. FCB will be the surviving corporation of the merger, and the Company and CRB will cease to exist.

New Accounting Pronouncements

         In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160 "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 is effective for years beginning after December 31, 2008 and is to be applied prospectively with retrospective presentation and disclosure requirements for comparative financial statements. Early adoption is prohibited. SFAS No. 160 seeks to improve the relevance, comparability and transparency of financial information that a reporting entity provides in its consolidated financial statements by separately identifying and reporting several financial statement components into amounts that are attributable to the reporting entity or that are attributable to noncontrolling interests. SFAS No. 160 also specifies the conditions under which an entity is required to deconsolidate its interest in a subsidiary. The Company currently has no consolidated subsidiaries that are not wholly owned nor are any transactions contemplated that would result in such a condition. Therefore, it is expected that the adoption of SFAS No. 160 in January 2009 will have no effect on the Company's consolidated financial statements.

                                   APPENDIX D

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                        OF COMMUNITY RESOURCE BANK, N.A.
                    (Pursuant to S.C. Code Section 33-11-103)

     Section 33-11-103 of the Code of Laws of South Carolina, 1976, as amended, requires that the notice of the meeting of shareholders at which a plan of merger will be voted upon be accompanied by balance sheets for each corporation participating in the merger as of the close of the preceding two fiscal years as well as income statements for each participating corporation for each of the preceding three fiscal years. The attached unaudited condensed consolidated balance sheets and income statements for Community Resource Bank, N.A., are presented to satisfy the requirements of Section 33-11-103. For the reasons discussed below, they do not contain all of the disclosure required for audited financial statements under United States Generally Accepted Accounting Principles ("GAAP") or Regulation S-X promulgated by the Securities and Exchange Commission.

     Because Community Resource Bank is a subsidiary of a holding company, Community Resource Bank's financial statements are not audited separately from those of the holding company, and Community Resource Bank does not prepare or publish separate audited financial statements. However, Community Resource Bank submits "Call Reports" to the Office of the Comptroller of the Currency (called "Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only") containing separate consolidated financial information for Community Resource Bank and its subsidiary that is prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council ("FFIEC"). Because of the special supervisory, regulatory and economic policy needs served by the Call Reports, the regulatory instructions and accounting procedures used in preparing Call Reports may differ from GAAP. In 2006 Florence National Bank, Sumter National Bank and The Bank of Ridgeway, all wholly owned subsidiaries of Community Resource Bank's holding company, merged with and into Community Resource Bank. Because all of the banks in the merger had a common holding company parent, the merger was accounted for as a pooling of interests. Accordingly, the unaudited consolidated statements of income for Community Resource Bank for the year ended December 31, 2006, reflect the pooled results of operations for all four banks with any intra-bank transactions removed. The unaudited consolidated statements of income for Community Resource Bank for the year ended December 31, 2005 reflect the results of operations for Community Resource Bank only.

     The information in the attached condensed balance sheets and income statements is taken from, and is qualified in its entirety by reference to and should be read in conjunction with, Community Resource Bank's unaudited financial information contained in its Call Reports for each of the indicated periods. The Call Reports are available on the FFIEC website at https://cdr.ffiec.gov/public. Community Resource Bank's historical financial condition and results of operations are not necessarily indicative of its future financial condition and results.

COMMUNITY RESOURCE BANK, N. A.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                                                              December 31,
                                                                                                              ------------
                                                                                                      2007                    2006
                                                                                                      ----                    ----
                                                                                                         (Dollars in thousands)
Assets
      Cash and due from banks ......................................................              $  19,360               $  17,777
      Federal funds sold ...........................................................                  6,985                  29,102
                                                                                                  ---------               ---------
             Total cash and cash equivalents .......................................                 26,345                  46,879
      Interest-bearing deposits with other banks ...................................                    911                   1,790
      Securities available-for-sale ................................................                 57,868                  84,783
      Securities held-to-maturity ..................................................                  1,650                   1,750
      Loans held for sale ..........................................................                  3,509                   9,234
      Loans receivable .............................................................                463,207                 409,326
          Less, allowance for loan losses ..........................................                 (5,128)                 (4,647)
                                                                                                  ---------               ---------
             Net loans .............................................................                458,079                 404,679
      Premises and equipment - net .................................................                  9,201                   8,525
      Goodwill .....................................................................                  3,400                   3,400
      Core deposit intangible assets ...............................................                  2,345                   2,591
      Prepaid expenses and other assets ............................................                 10,719                  11,881
                                                                                                  ---------               ---------

             Total assets ..........................................................              $ 574,027               $ 575,512
                                                                                                  =========               =========

Liabilities
      Deposits
          Noninterest bearing ......................................................              $  59,215               $  62,568
          Interest-bearing .........................................................                426,638                 426,365
                                                                                                  ---------               ---------
             Total deposits ........................................................                485,853                 488,933
      Short-term borrowings ........................................................                  9,893                  12,948
      Long-term debt ...............................................................                 19,369                  15,878
      Other liabilities ............................................................                  2,786                   2,885
                                                                                                  ---------               ---------
             Total liabilities .....................................................                517,901                 520,644
                                                                                                  ---------               ---------

Shareholders' equity
      Common stock .................................................................                 15,000                  15,000
      Surplus ......................................................................                 20,691                  20,653
      Retained earnings ............................................................                 20,107                  19,576
      Accumulated other comprehensive income (loss) ................................                    328                    (361)
                                                                                                  ---------               ---------
             Total shareholders' equity ............................................                 56,126                  54,868
                                                                                                  ---------               ---------

             Total liabilities and shareholders' equity ............................              $ 574,027               $ 575,512
                                                                                                  =========               =========

COMMUNITY RESOURCE BANK, N. A.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                               Years ended December 31,
                                                                                               ------------------------
                                                                                      2007               2006                2005
                                                                                      ----               ----                ----
                                                                                         (Dollars in thousands, except per share)
Interest and dividend income
      Loans, including fees ...........................................            $ 34,753            $ 32,013            $ 11,073
      Interest bearing deposits with other banks ......................                  51                  87                  12
      Debt securities .................................................               3,911               2,469               1,072
      Other ...........................................................                 186                 154                  46
      Federal funds sold ..............................................                 418               1,501                 294
                                                                                   --------            --------            --------
             Total interest and dividend income .......................              39,319              36,224              12,497
                                                                                   --------            --------            --------

Interest expense
      Deposits
          Time deposits $100M and over ................................               4,512               3,916               1,036
          Other deposits ..............................................              10,794               9,435               2,110
                                                                                   --------            --------            --------
             Total interest expense on deposits .......................              15,306              13,351               3,146
      Short-term borrowings ...........................................                 765                 359                  65
      Long-term debt ..................................................                 975                 956                 550
                                                                                   --------            --------            --------
             Total interest expense ...................................              17,046              14,666               3,761
                                                                                   --------            --------            --------

Net interest income ...................................................              22,273              21,558               8,736
Provision for loan losses .............................................               2,900               2,840                 425
                                                                                   --------            --------            --------
Net interest income after provision ...................................              19,373              18,718               8,311
                                                                                   --------            --------            --------

Noninterest income
      Service charges on deposit accounts .............................               3,764               3,475               1,344
      Mortgage loan brokerage income ..................................               1,350                 819                 188
      Net securities gains ............................................                   2                   1                 (11)
      Gains on sales of other investments .............................                 712                   -                   -
      Other ...........................................................                 941                 795                 424
                                                                                   --------            --------            --------
             Total noninterest income .................................               6,769               5,090               1,945
                                                                                   --------            --------            --------

Noninterest expenses
      Salaries and employee benefits ..................................              11,581               8,314               1,936
      Premises and equipment ..........................................               2,475               1,886                 334
      Other ...........................................................               6,541               5,293               2,239
                                                                                   --------            --------            --------
             Total noninterest expenses ...............................              20,597              15,493               4,509
                                                                                   --------            --------            --------

Income before income taxes ............................................               5,545               8,315               5,747
Income tax expense ....................................................               2,014               2,914               2,053
                                                                                   --------            --------            --------
Net income ............................................................            $  3,531            $  5,401            $  3,694
                                                                                   ========            ========            ========

                                   APPENDIX E

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                 OF FIRST CITIZENS BANK AND TRUST COMPANY, INC.
                    (Pursuant to S.C. Code Section 33-11-103)



     Section 33-11-103 of the Code of Laws of South Carolina, 1976, as amended, requires that the notice of the meeting of shareholders at which a plan of merger will be voted upon be accompanied by balance sheets for each corporation participating in the merger as of the close of the preceding two fiscal years as well as income statements for each participating corporation for each of the preceding three fiscal years. The attached unaudited condensed consolidated balance sheets and income statements for First Citizens Bank and Trust Company, Inc., are presented to satisfy the requirements of Section 33-11-103. For the reasons discussed below, they do not contain all of the disclosure required for audited financial statements under United States Generally Accepted Accounting Principles ("GAAP") or Regulation S-X promulgated by the Securities and Exchange Commission.

     Because First Citizens is a subsidiary of a holding company, First Citizens' financial statements are not audited separately from those of the holding company, and First Citizens does not prepare or publish separate audited financial statements. However, First Citizens submits "Call Reports" to the Federal Deposit Insurance Corporation (called "Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only") containing separate consolidated financial information for First Citizens and its subsidiaries that is prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council ("FFIEC"). Because of the special supervisory, regulatory and economic policy needs served by the Call Reports, the regulatory instructions and accounting procedures used in preparing Call Reports may differ from GAAP.

     The information in the attached condensed balance sheets and income statements is taken from, and is qualified in its entirety by reference to and should be read in conjunction with, First Citizens' unaudited financial information contained in its Call Reports for each of the indicated periods. The Call Reports are available on the FFIEC website at https://cdr.ffiec.gov/public. First Citizens' historical financial condition and results of operations are not necessarily indicative of its future financial condition and results.


CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands; unaudited)
                                                         As of December 31,
                                                         ------------------

                                                        2007              2006
                                                        ----              ----

Cash and due from bank .........................    $   200,350     $   207,453
Federal funds sold .............................        218,727         292,000
Investment securities ..........................        992,527       1,007,684
Loans ..........................................      4,141,231       3,782,541
Allowance for loan losses ......................        (51,787)        (48,332)
Other assets ...................................        434,138         435,508
                                                    -----------     -----------
Total assets ...................................    $ 5,935,186     $ 5,676,854
                                                    ===========     ===========

Deposits .......................................    $ 4,939,608     $ 4,748,730
Other liabilities ..............................        404,445         392,410
Shareholders' equity ...........................        591,133         535,714
                                                    -----------     -----------
Total liabilities and shareholders' equity .....    $ 5,935,186     $ 5,676,854
                                                    ===========     ===========

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
  (Dollars in thousands; unaudited)

                                                                                                   For the Year ended December 31,
                                                                                                   -------------------------------

                                                                                                     2007        2006         2005
                                                                                                     ----        ----         ----

Interest income .............................................................................     $351,894     $309,161     $244,273

Interest expense ............................................................................      145,715      115,319       68,537
                                                                                                  --------     --------     --------
Net interest income .........................................................................      206,179      193,842      175,736
Provision for loan losses ...................................................................        9,381        5,571        4,106
                                                                                                  --------     --------     --------
Net interest income after provision for loan losses .........................................      196,798      188,271      171,630
Noninterest income ..........................................................................       79,276       69,224       65,192
Noninterest expense .........................................................................      181,605      168,473      152,775
                                                                                                  --------     --------     --------
Income before income taxes ..................................................................       94,469       89,022       84,047
Income taxes ................................................................................       34,292       32,270       30,467
                                                                                                  --------     --------     --------
Net income ..................................................................................     $ 60,177     $ 56,752     $ 53,580
                                                                                                  ========     ========     ========

                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR SPECIAL MEETING OF SHAREHOLDERS -________, ________, 2008

          Michael A. Wolfe and William W. Traynham or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Special Meeting of Shareholders to be held on____________, 2008, and at any adjournment thereof, as follows:

1. Approval the Agreement and Plan of Merger, dated June 25, 2008, among Community Bankshares, Inc., Community Resource Bank, N.A. and First Citizens Bank and Trust Company, Inc., which provides for the merger of Community Bankshares, Inc. and Community Resource Bank, N.A. with and into First Citizens Bank and Trust Company, Inc.

          FOR   [ ]       AGAINST    [ ]      ABSTAIN    [ ]

2. Approval of the proposal to authorize adjournment of the special meeting to allow time for further solicitation of proxies in the event there are insufficient votes present at the special meeting, in person or by proxy, to approve the Agreement and Plan of Merger.

          FOR   [ ]       AGAINST    [ ]      ABSTAIN    [ ]

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THIS PROXY WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Dated: ___________________,  2008           ____________________________________

                                            ____________________________________